UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5518
                                                     ---------

                               The RBB Fund, Inc.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                             300 East Lombard Street
                               Baltimore, MD 21202
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                       The Corporation Trust Incorporated
                             300 East Lombard Street
                               Baltimore, MD 21202
               ---------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-792-2555
                                                           -------------

                    Date of fiscal year end: August 31, 2003
                                             ---------------

                    Date of reporting period: August 31, 2003
                                              ---------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

================================================================================

   THE BEDFORD CLASS


   MONEY MARKET PORTFOLIO









   ANNUAL REPORT
   AUGUST 31, 2003

================================================================================

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                                 PRIVACY NOTICE


The BEDFORD CLASS OF THE MONEY MARKET PORTFOLIO of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

October 2003


                          NOT PART OF THE ANNUAL REPORT

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 2003

                                                         PAR
                                                        (000)          VALUE
                                                       -------     ------------
CERTIFICATES OF DEPOSIT--12.2%
DOMESTIC CERTIFICATES OF DEPOSIT--6.8%
Citibank N.A.
   1.080%, 11/04/03 ..............................     $ 5,000     $  5,000,000
Washington Mutual Bank
   1.060%, 10/09/03 ..............................      14,000       14,000,000
                                                                   ------------
                                                                     19,000,000
                                                                   ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--5.4%
Toronto Dominion Bank
   1.265%, 04/13/04 ..............................       5,000        4,999,846
Westdeutsche Landesbank
   1.400%, 08/05/04 ..............................      10,000       10,000,000
                                                                   ------------
                                                                     14,999,846
                                                                   ------------
     TOTAL CERTIFICATES OF DEPOSIT
       (Cost $33,999,846) ........................                   33,999,846
                                                                   ------------
COMMERCIAL PAPER--28.8%
ASSET BACKED SECURITIES--18.3%
Amstel Funding Corp.
   1.090%, 11/04/03 ..............................      15,867       15,836,253
Concord Minutemen Capital LLC.
   1.110%, 10/24/03 ..............................      13,160       13,138,494
Crown Point Capital Co.
   1.060%, 10/10/03 ..............................      13,000       12,985,072
Emerald Certificates
   1.200%, 09/04/03 ..............................       4,000        3,999,600
Tannehill Capital LLC.
   1.100%, 11/14/03 ..............................       5,000        4,988,694
                                                                   ------------
                                                                     50,948,113
                                                                   ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS--5.3%
General Electric Capital Corp.
   1.080%, 12/15/03 ..............................       7,000        6,977,950
General Electric Capital Services
   1.260%, 09/24/03 ..............................       8,000        7,993,560
                                                                   ------------
                                                                     14,971,510
                                                                   ------------
SUGAR & CONFECTIONARY PRODUCTS--5.2%
Nestle Capital Corp.
   1.120%, 10/02/03 ..............................      14,500       14,486,016
                                                                   ------------
     TOTAL COMMERCIAL PAPER
       (Cost $80,405,639) ........................                   80,405,639
                                                                   ------------


                                                         PAR
                                                        (000)          VALUE
                                                       -------     ------------
MUNICIPAL BONDS--2.7%
KENTUCKY--1.5%
Boone County Taxable IDR Refunding
   Bonds VRDN (Square D Company
   Project) Series 1994-B (Societe
   Generale LOC)+
   1.130%, 09/03/03 ..............................     $ 4,200     $  4,200,000
                                                                   ------------
MISSISSIPPI--1.2%
Mississippi Business Finance Corp.
   IDR RB (Choctaw Foods, Inc.)
   Series 1995 (Rabobank)+
   1.100%, 09/03/03 ..............................       3,400        3,400,000
                                                                   ------------
     TOTAL MUNICIPAL BONDS
       (Cost $7,600,000) .........................                    7,600,000
                                                                   ------------
VARIABLE RATE OBLIGATIONS--26.4%
BANKS--21.7%
Canadian Imperial Bank of New
   York++
   1.058%, 09/02/03 ..............................      10,000        9,999,606
HBOs Treasury Services P.L.C.++
   1.140%, 09/03/03 ..............................         500          499,968
   1.140%, 09/05/03 ..............................       1,287        1,286,837
   1.150%, 09/22/03 ..............................         650          649,564
   1.270%, 09/24/03 ..............................      10,000       10,000,000
National City Bank of Indiana++
   1.040%, 09/02/03 ..............................      13,000       12,997,924
U.S. Bank N.A.++
   1.050%, 09/02/03 ..............................      12,000       11,999,516
Wells Fargo Bank N.A.++
   1.040%, 09/16/03 ..............................      13,000       13,000,000
                                                                   ------------
                                                                     60,433,415
                                                                   ------------
LIFE INSURANCE--4.7%
John Hancock Global Funding
   1.250%, 09/11/03 ..............................       8,000        8,008,512
Metlife Global Funding
   1.110%, 09/29/03 ..............................       5,000        5,000,000
                                                                   ------------
                                                                     13,008,512
                                                                   ------------
     TOTAL VARIABLE RATE OBLIGATIONS
       (Cost $73,441,927) ........................                   73,441,927
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                 AUGUST 31, 2003

                                                         PAR
                                                        (000)          VALUE
                                                       -------     ------------
AGENCY OBLIGATIONS--18.3%
Federal Home Loan Bank
   4.875%, 04/16/04 ..............................     $ 5,000     $  5,109,883
   1.400%, 05/14/04 ..............................       3,000        3,000,000
Federal Home Loan Mortgage Corp.
   1.605%, 10/09/03 ..............................       3,000        2,994,918
   1.060%, 10/30/03 ..............................      13,000       12,977,416
Federal National Mortgage Assn.
   1.050%, 11/18/03 ..............................      10,000        9,996,372
   5.125%, 02/13/04 ..............................       5,000        5,084,557
   3.000%, 06/15/04 ..............................       2,000        2,027,738
   1.200%, 08/13/04 ..............................      10,000       10,000,000
                                                                   ------------
     TOTAL AGENCY OBLIGATIONS
       (Cost $51,190,884) ........................                   51,190,884
                                                                   ------------
MEDIUM TERM NOTES--7.4%
Goldman Sachs Group, Inc.
   1.140%, 11/20/03 ..............................      13,500       13,500,000
Monumental Global Funding
   6.950%, 10/01/03 ..............................       7,000        7,031,883
                                                                   ------------
     TOTAL MEDIUM TERM NOTES
       (Cost $20,531,883) ........................                   20,531,883
                                                                   ------------
MASTER NOTES--3.6%
SECURITY/BROKER/DEALER--3.6%
Morgan Stanley Mortgage Capital
   1.295%, 08/28/04 ..............................      10,000       10,000,000
                                                                   ------------
     TOTAL MASTER NOTES
       (Cost $10,000,000) ........................                   10,000,000
                                                                   ------------


                                                         PAR
                                                        (000)          VALUE
                                                       -------     ------------
REPURCHASE AGREEMENTS--0.4%
Morgan Stanley & Co. Inc.
   (Tri-Party Agreement dated
   08/29/03 to be repurchased at
   $1,100,120 collateralized by
   $1,106,271 U.S. Treasury Notes
   at a rate of 11.75% due 02/15/10.
   Market Value of collateral is
   $1,124,011.)
   0.980%, 09/02/03 ..............................     $ 1,100     $  1,100,000
                                                                   ------------

     TOTAL REPURCHASE AGREEMENTS
       (Cost $1,100,000) .........................                    1,100,000
                                                                   ------------
TOTAL INVESTMENTS AT VALUE--99.8%
   (Cost $278,270,179) ...........................                  278,270,179
                                                                   ------------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.2% .......................                      508,545
                                                                   ------------
NET ASSETS (Applicable to
   80,408,258  Bedford Shares,
   198,366,044 Sansom Street
   shares and 800 other
   shares)--100.0% ...............................                $ 278,778,724
                                                                  =============
NET ASSET VALUE, Offering and
   Redemption Price Per Share
   ($278,778,724 / 278,775,102) ..................                        $1.00
                                                                          =====

+ Variable Rate Demand Note -- The interest rate shown is the rate as of August 31, 2003 and the maturity date shown is the longer of the next interest rate readjustment date or the date the principal amount shown can be recovered through demand.

++ Variable Rate Obligations -- The interest rate shown is the rate as of August
   31, 2003 and the maturity date shown is the next interest rate readjustment date or the maturity date.

INVESTMENT ABBREVIATIONS
IDR ..............................................Industrial Development Revenue
LOC ............................................................Letter of Credit
RB .................................................................Revenue Bond
VRDN ..................................................Variable Rate Demand Note


                 See Accompanying Notes to Financial Statements.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Investment Income
   Interest ...................................................     $3,857,910
                                                                    ----------
Expenses
   Investment advisory and administration fees ................      1,202,540
   Distribution fees ..........................................        564,915
   Transfer agent fees ........................................         79,550
   Custodian fees .............................................         57,935
   Legal fees .................................................         57,088
   Audit fees .................................................         54,642
   Printing fees ..............................................         44,000
   Registration fees ..........................................         24,300
   Directors' fees ............................................         17,155
   Insurance expense ..........................................         14,559
   Service organization fees ..................................         11,461
                                                                    ----------
        Total Expenses ........................................      2,128,145

   Less fees waived ...........................................       (729,986)
   Less expense reimbursement by advisor ......................        (39,272)
                                                                    ----------
        Net total expenses ....................................      1,358,887
                                                                    ----------
Net investment income .........................................      2,499,023
                                                                    ----------
Realized gain on investments ..................................          3,622
                                                                    ----------
Net increase in net assets resulting from operations ..........     $2,502,645
                                                                    ==========

                 See Accompanying Notes to Financial Statements.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE           FOR THE
                                                                                   YEAR ENDED        YEAR ENDED
                                                                                 AUGUST 31, 2003   AUGUST 31, 2002
                                                                                 ---------------   ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income .....................................................     $  2,499,023     $   14,819,708
  Net gain on investments ...................................................            3,622            135,451
                                                                                  ------------     --------------
  Net increase in net assets resulting from operations ......................        2,502,645         14,955,159
                                                                                  ------------     --------------
Distributions to shareholders:
Dividends to shareholders from
  Net Investment Income:
    Bedford shares ..........................................................         (377,857)        (6,602,799)
    Cash Preservation shares ................................................               --             (2,033)
    Bear Stearns shares .....................................................               --             (7,224)
    Principal shares ........................................................               --         (3,345,540)
    Sansom Street shares ....................................................       (2,121,166)        (4,862,112)
Distributions to shareholders from
  Net realized short-term gains:
    Bedford shares ..........................................................          (42,292)                --
    Sansom Street shares ....................................................          (96,036)                --
                                                                                  ------------     --------------

      Total distributions to shareholders ...................................       (2,637,351)       (14,819,708)
                                                                                  ------------     --------------
Net capital share transactions (See Note 3) .................................      (18,176,747)      (878,950,617)
                                                                                  ------------     --------------
Total decrease in net assets ................................................      (18,311,453)      (878,815,166)
Net Assets:
  Beginning of year .........................................................      297,090,177      1,175,905,343
                                                                                  ------------     --------------
  End of year ...............................................................     $278,778,724     $  297,090,177
                                                                                  ============     ==============

                 See Accompanying Notes to Financial Statements.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                            FINANCIAL HIGHLIGHTS (a)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                              MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                              FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                               YEAR              YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED             ENDED
                                          AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
                                          ---------------    --------------   ---------------   ---------------   ---------------
Net asset value, beginning of year ......    $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
   Net investment income ................      0.0046            0.0157            0.0460            0.0512            0.0425
   Net gains on securities ..............      0.0005                --                --                --                --
                                             --------          --------          --------          --------          --------
     Total from investment
       operations .......................      0.0051            0.0157            0.0460            0.0512            0.0425
                                             --------          --------          --------          --------          --------
Less distributions
   Dividends (from net investment
     income) ............................     (0.0046)          (0.0157)          (0.0460)          (0.0512)          (0.0425)
   Distributions (from capital gains) ...     (0.0005)               --                --                --                --
                                             --------          --------          --------          --------          --------
     Total distributions ................     (0.0051)          (0.0157)          (0.0460)          (0.0512)          (0.0425)
                                             --------          --------          --------          --------          --------
Net asset value, end of year ............    $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                             ========          ========          ========          ========          ========
Total Return ............................       0.53%             1.59%             4.70%             5.24%             4.34%

Ratios /Supplemental Data
   Net assets, end of year (000) ........    $ 80,406          $ 52,878          $676,964          $423,977          $360,123
   Ratios of expenses to average
     net assets(b) ......................        .98%             1.00%             1.00%              .97%              .97%
   Ratios of net investment income
     to average net assets ..............        .46%             1.75%             4.46%             5.15%             4.25%

(a)  Financial Highlights relate solely to the Bedford Class of shares within this portfolio.

(b)  Without the waiver of advisory,  administration  and transfer agent fees and without the  reimbursement of certain  operating expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio  would have been 1.30%,  for the year ended  August  31,  2003 and  1.25%,  1.19%,  1.05% and 1.08% for the years  ended  August  31,  2002,  2001,  2000 and 1999, respectively.

                 See Accompanying Notes to Financial Statements.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003


NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Fund") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen active investment portfolios, including the Bedford Money Market Portfolio ("Portfolio"), which comprises the RBB family of funds.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion shares are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

              A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

              B) SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the RBB family of funds (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

              C) DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All distributions from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

              D) FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BlackRock Institutional Management Corp. ("BIMC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and as administrator for the Money Market Portfolio. For the Money Market Portfolio, BIMC and PFPC Inc. ("PFPC") have entered into a delegation agreement, wherein PFPC has agreed to perform Administration and Accounting services for an annual fee of .10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

              PORTFOLIO                            ANNUAL RATE
     --------------------------    ---------------------------------------------
     Money Market Portfolio        .45% of first $250 million of net assets;
                                   .40% of next $250 million of net assets;
                                   .35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for this Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2003, advisory fees and waivers for the investment portfolio were as follows:

                                           GROSS                        NET
                                         ADVISORY                    ADVISORY
                                            FEE         WAIVER          FEE
                                        ----------    ----------     --------
     Money Market Portfolio             $1,194,581    $(723,593)     $470,988

     As of August 31, 2003, the Money Market Portfolio owed BIMC $18,924 in advisory fees.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


     NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of the RBB based on the Portfolio's average net assets as a percentage of the total RBB net assets. The Portfolio portion of this fee for the period June 1, 2003 to August 31, 2003 was $7,959.

     The investment advisor/administrator may voluntarily waive and/or reimburse the Portfolio for the amount, if any, by which the total operating and management expenses exceed the expense cap. For the year ended August 31, 2003, the expense caps were as follows:

     PORTFOLIO                           CLASS OF SHARES            EXPENSE CAP
     ----------                         -----------------          -------------
     Money Market Portfolio              Bedford                        .97%
                                         Sansom Street                  .20%

     Effective January 7, 2003, the Money Market Portfolio expense caps for the Bedford Class and Sansom Street Class changed from 1.00% to .97% and .49% to ..20%, respectively.

     Reimbursed expenses for the year ended August 31, 2003 were $39,272 for the Money Market Portfolio.

     The Fund, on behalf of each class of shares within the investment portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. The Fund has entered into a Distribution Contract with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

     The plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to .65% on an annualized basis for the Bedford Class and up to .20% on an annualized basis for the Sansom Street Class.

     For the year ended August 31, 2003, distribution fees paid to PFPC Distributors for each class were as follows:

                                                                    DISTRIBUTION
                                                                         FEE
                                                                    ------------

                      Money Market Portfolio
                          Bedford Class                               $533,380
                          Sansom Street Class                           31,535
                                                                      --------
                              Total Money Market Portfolio            $564,915
                                                                      ========

     PFPC serves as each class's transfer and dividend disbursing agent. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


     NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2003, transfer agency fees and waivers for each class of shares within the investment portfolio were as follows:

                                                          GROSS                               NET
                                                     TRANSFER AGENCY                    TRANSFER AGENCY
                                                           FEE              WAIVER            FEE
                                                     ---------------       --------     ---------------
     Money Market Portfolio
         Bedford Class                                   $62,000           $(6,393)         $55,607
         Sansom Street Class                              17,550                --           17,550
                                                         -------           -------          -------
              Total Money Market Portfolio               $79,550           $(6,393)         $73,157
                                                         =======           =======          =======

     PFPC Trust Co. serves as custodian for the Fund's Portfolio. As compensation for such custodial services, PFPC Trust Co. is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

              PORTFOLIO                                     ANNUAL RATE
     ---------------------------           ------------------------------------------------
     Money Market Portfolio                .025% of first $50 million of gross assets;
                                           .020% of next $50 million of gross assets;
                                           .015% of gross assets in excess of $100 million.

     The Fund has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of .10% of the daily net asset value of such shares. For the year ended August 31, 2003, service organization fees were $11,461 for the Money Market Portfolio.

     As of August 31, 2003, the Money Market Portfolio owed PFPC and its affiliates $61,311 for their services.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003



NOTE 3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:

                                                              MONEY MARKET PORTFOLIO
                                                       -----------------------------------
                                                            FOR THE             FOR THE
                                                          YEAR ENDED          YEAR ENDED
                                                       AUGUST 31, 2003     AUGUST 31, 2002
                                                       ---------------     ---------------
                                                             VALUE               VALUE
                                                       ---------------     ---------------
     Shares sold:
         Bedford Class                                 $   312,708,677     $   574,531,230
         Cash Preservation Class***                                 --              81,222
         Bear Stearns Class*                                        --          13,403,021
         Principal Class**                                          --         339,878,249
         Sansom Street Class                             1,864,927,379       1,682,808,874
                                                       ---------------     ---------------
            Total Shares Sold                            2,177,636,056       2,610,702,596
     Shares issued on reinvestment of dividends:
         Bedford Class                                         430,446           7,167,536
         Cash Preservation Class***                                 --               2,178
         Bear Stearns Class*                                        --               7,224
         Principal Class**                                          --           3,597,374
         Sansom Street Class                                   172,379             312,927
                                                       ---------------     ---------------
            Total Shares Reinvested                            602,825          11,087,239
     Shares repurchased:
         Bedford Class                                    (285,586,385)     (1,205,804,868)
         Cash Preservation Class***                                 --            (277,939)
         Bear Stearns Class*                                        --         (13,410,245)
         Principal Class**                                          --        (640,588,392)
         Sansom Street Class                            (1,910,829,243)     (1,640,659,008)
                                                       ---------------     ---------------
            Total Shares Repurchased                    (2,196,415,628)     (3,500,740,452)
                                                       ---------------     ---------------
     Net decrease                                      $   (18,176,747)    $  (878,950,617)
                                                       ===============     ===============
     Bedford Shares authorized                           1,500,000,000       1,500,000,000
                                                       ===============     ===============

*    The Bear Stearns  Class of shares  began  operations  on November  28,  2001,  and was liquidated June 28, 2002.
**   The Principal Class of shares was liquidated on March 25, 2002.
***  The Cash Preservation Class of shares was liquidated on April 30, 2002.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 4. NET ASSETS

     At August 31, 2003, net assets consisted of the following:

                                                               MONEY MARKET
                                                                 PORTFOLIO
                                                               ------------
Paid-in capital                                                $278,775,102
Accumulated net realized gain/(loss) on investments                   3,622
                                                               ------------
   Total net assets                                            $278,778,724
                                                               ============

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2003


NOTE 5. OTHER FINANCIAL HIGHLIGHTS

     The Portfolio currently offers one other class of shares representing interest in the Money Market Portfolio: Sansom Street. The Sansom Street Class is marketed to different types of investors. Additional information regarding the Sansom Street shares is available in its annual report. The financial highlights of the Sansom Street Class are as follows:

THE SANSOM STREET FAMILY (a)

                                                                              MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                              FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                               YEAR              YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED             ENDED
                                          AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
                                          ---------------    --------------   ---------------   ---------------   ---------------
Net asset value, beginning of year .......   $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                             --------          --------          --------          --------          --------
Income from investment operations:
   Net investment income .................     0.0114            0.0209            0.0511            0.0560            0.0473
   Net gains on securities ...............     0.0005                --                --                --                --
                                             --------          --------          --------          --------          --------
     Total net income from investment
       operations ........................     0.0119            0.0209            0.0511            0.0560            0.0473
                                             --------          --------          --------          --------          --------
Less distributions
   Dividends (from net investment income)     (0.0114)          (0.0209)        (0.0511)            (0.0560)          (0.0473)
   Distributions (from capital gains) ....    (0.0005)               --                --                --                --
                                             --------          --------          --------          --------          --------
     Total distributions .................    (0.0119)          (0.0209)          (0.0511)          (0.0560)          (0.0473)
                                             --------          --------          --------          --------          --------
Net asset value, end of year .............   $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                                             ========          ========          ========          ========          ========
     Total Return ........................      1.21%             2.11%             5.23%             5.75%             4.83%

Ratios/Supplemental Data
   Net assets, end of year (000) .........   $198,373          $244,212          $201,632          $326,745          $841,887
   Ratios of expenses to average
     net assets(b) .......................       .30%              .49%              .49%              .49%              .49%
   Ratios of net investment income to
     average net assets ..................      1.14%             2.10%             5.23%             5.42%             4.73%

(a)  Financial highlights relate solely to the Sansom Street Class of shares within this portfolio.

(b)  Without the waiver of advisory fees and reimbursement of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio would have been .57% for the year ended August 31, 2003 and .64%,  .61%, .61%
     and .62% for the years ended August 31, 2002, 2001, 2000 and 1999, respectively.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director      - Indefinite: until     Since 1969, Director and Vice Chairman,          16
Comcast Corporation                                successor is elected  Comcast Corporation (cable television
1500 Market Street, 35th Fl.                       and qualified or      and communications); Director, NDS Group
Philadelphia, PA 19102                             until his death,      PLC (provider of systems and
DOB: 7/16/33                                       resignation or        applications for digital pay TV).
                                                   removal.

                                                 - 1988 to present
----------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director      - Indefinite: until     Since 2000, Vice President, Fox Chase            16
333 Cottman Avenue                                 successor is elected  Cancer Center (biomedical research and
Philadelphia, PA 19111                             and qualified or      medical care); prior to 2000, Executive
DOB: 12/06/35                                      until his death,      Vice President, Fox Chase Cancer Center.
                                                   resignation or
                                                   removal.

                                                  - 1988 to present
----------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director      - Indefinite: until     Since December 2000, Director, Gabelli           16
106 Pierrepont Street                              successor is elected  Partners, L.P. (an investment
Brooklyn, NY 11201                                 and qualified or      partnership); Chief Operating Officer
DOB: 5/21/48                                       until his death,      and member of the Board of Directors of
                                                   resignation or        Outercurve Technologies (wireless
                                                   removal.              enabling services) until April 2001;
                                                                         Chief Operating Officer and member of
                                                  - 1991 to present      the Executive Operating Committee of
                                                                         Warburg Pincus Asset Management, Inc.;
                                                                         Executive Officer and Director of Credit
                                                                         Suisse Asset Management Securities, Inc.
                                                                         (formerly Counsellors Securities, Inc.)
                                                                         and Director/Trustee of various
                                                                         investment companies advised by Warburg
                                                                         Pincus Asset Management, Inc. until
                                                                         September 15, 1999; Prior to 1997,
                                                                         Managing Director of Warburg Pincus
                                                                         Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director      - Indefinite: until     Since 1974, Chairman, Director and               16
Moyco Technologies, Inc.                           successor is elected  President, Moyco Technologies, Inc.
200 Commerce Drive                                 and qualified or      (manufacturer of precision coated and
Montgomeryville, PA 18936                          until his death,      industrial abrasives); Since 1999,
DOB: 3/24/34                                       resignation or        Director, Pennsylvania Business Bank.
                                                   removal.

                                                  - 1991 to present
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------

                                        OTHER
     NAME, ADDRESS,                 DIRECTORSHIPS
    AND DATE OF BIRTH             HELD BY DIRECTOR

----------------------------------------------------
              DISINTERESTED DIRECTORS
----------------------------------------------------
Julian A. Brodsky                 Director, Comcast
Comcast Corporation                 Corporation.
1500 Market Street, 35th Fl.
Philadelphia, PA 19102
DOB: 7/16/33
----------------------------------------------------
Francis J. McKay                         None
333 Cottman Avenue
Philadelphia, PA 19111
DOB: 12/06/35
----------------------------------------------------
Arnold M. Reichman                       None
106 Pierrepont Street
Brooklyn, NY 11201
DOB: 5/21/48
----------------------------------------------------
Marvin E. Sternberg                Director, Moyco
Moyco Technologies, Inc.            Technologies,
200 Commerce Drive                       Inc.
Montgomeryville, PA 18936
DOB: 3/24/34
----------------------------------------------------

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky**                 Director      - Indefinite: until     Since July 2002, Senior Vice President           16
Oppenheimer & Company, Inc.                        successor is elected  and prior thereto, Executive Vice
200 Park Avenue                                    and qualified or      President of Oppenheimer & Company, Inc.
New York, NY 10166                                 until his death,      (formerly Fahnestock & Co., Inc., a
DOB:4/16/38                                        resignation or        registered broker-dealer).
                                                   removal.

                                                  - 1991 to present
-----------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall**               Director      - Indefinite: until     Director of PFPC Inc. from January 1987          16
400 Bellevue Parkway                               successor is elected  to April 2002; Chairman and Chief
Wilmington, DE 19809                               and qualified or      Executive Officer of PFPC Inc. until
DOB: 9/25/38                                       until his death,      April 2002; Executive Vice President of
                                                   resignation or        PNC Bank, National Association from
                                                   removal.              October 1981 to April 2002; Director of
                                                                         PFPC International Ltd. (financial
                                                 - August 2002 to        services) from August 1993 to April
                                                   present               2002; Director of PFPC International
                                                                         (Cayman) Ltd. (financial services) from
                                                                         September 1996 to April 2002, and
                                                                         Director of International Dollar Reserve
                                                                         Fund, Ltd. (Cayman mutual fund Company)
                                                                         from September 1993 to present; Governor
                                                                         of the Investment Company Institute
                                                                         (investment company industry trade
                                                                         organization) from July 1996 to January
                                                                         2002; Director of PNC Asset Management,
                                                                         Inc. (investment advisory) from
                                                                         September 1994 to March 1998; Director
                                                                         of PNC National Bank from October 1995
                                                                         to November 1997; Director of Haydon
                                                                         Bolts, Inc. (bolt manufacturer) and
                                                                         Parkway Real Estate Company (subsidiary
                                                                         of Haydon Bolts, Inc.) since 1984. Mr.
                                                                         Carnall provides consulting services
                                                                         from time to time to PFPC Inc.
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                                       OTHER
     NAME, ADDRESS,                DIRECTORSHIPS
    AND DATE OF BIRTH            HELD BY DIRECTOR

---------------------------------------------------
               INTERESTED DIRECTORS
---------------------------------------------------
Robert Sablowsky**                     None
Oppenheimer & Company, Inc.
200 Park Avenue
New York, NY 10166
DOB:4/16/38



---------------------------------------------------
J. Richard Carnall**                   None
400 Bellevue Parkway
Wilmington, DE 19809
DOB: 9/25/38























---------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                                THE BEDFORD CLASS
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President and    - Indefinite: until     Certified Public Accountant; Vice
400 Bellevue Parkway              Treasurer        successor is          Chairman of the Board, Fox Chase Cancer          N/A
4th Floor                                          elected.              Center; Trustee Emeritus, Pennsylvania
Wilmington, DE 19809                                                     School for the Deaf; Trustee Emeritus,
DOB: 6/29/24                                     - Since 1991 and 1988   Immaculata University; President or Vice
                                                   respectively          President and Treasurer of various
                                                                         investment companies advised by
                                                                         subsidiaries of PNC Bank Corp. from 1981
                                                                         to 1997; Managing General Partner,
                                                                         President and Treasurer of Chestnut
                                                                         Street Exchange Fund; Director of the
                                                                         Bradford Funds, Inc. from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                       Secretary     - Indefinite: until     Since 2000, Vice President and Counsel,         N/A
301 Bellevue Parkway                               successor is          PFPC Inc. (financial services company);
2nd Floor                                          elected.              Associate, Stradley, Ronon, Stevens &
Wilmington, DE 19809                                                     Young, LLC (law firm) from 1996-2000.
DOB: 1/27/68                                     - Since 2003
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                                       OTHER
     NAME, ADDRESS,                DIRECTORSHIPS
    AND DATE OF BIRTH            HELD BY DIRECTOR

---------------------------------------------------
          OFFICER(S) WHO ARE NOT DIRECTORS
---------------------------------------------------
Edward J. Roach
400 Bellevue Parkway                   N/A
4th Floor
Wilmington, DE 19809
DOB: 6/29/24
---------------------------------------------------
Lisa M. King                          N/A
301 Bellevue Parkway
2nd Floor
Wilmington, DE 19809
DOB: 1/27/68
---------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996



This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for the distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance.

(LOGO)
BEAR
STEARNS
[GRAPHIC OMITTED]

MONEY MARKET
PORTFOLIO

Annual Report
August 31, 2003

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.

                                 PRIVACY NOTICE


The BEDFORD FAMILY of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

October 2003


                          NOT PART OF THE ANNUAL REPORT

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 2003

                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
CERTIFICATES OF DEPOSIT--12.2%
DOMESTIC CERTIFICATES OF DEPOSIT--6.8%
Citibank N.A.
   1.080%, 11/04/03 .................................     $ 5,000   $  5,000,000
Washington Mutual Bank
   1.060%, 10/09/03 .................................      14,000     14,000,000
                                                                    ------------
                                                                      19,000,000
                                                                    ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--5.4%
Toronto Dominion Bank
   1.265%, 04/13/04 .................................       5,000      4,999,846
Westdeutsche Landesbank
   1.400%, 08/05/04 .................................      10,000     10,000,000
                                                                    ------------
                                                                      14,999,846
                                                                    ------------
     TOTAL CERTIFICATES OF DEPOSIT
       (Cost $33,999,846) ...........................                 33,999,846
                                                                    ------------
COMMERCIAL PAPER--28.8%
ASSET BACKED SECURITIES--18.3%
Amstel Funding Corp.
   1.090%, 11/04/03 .................................      15,867     15,836,253
Concord Minutemen Capital LLC.
   1.110%, 10/24/03 .................................      13,160     13,138,494
Crown Point Capital Co.
   1.060%, 10/10/03 .................................      13,000     12,985,072
Emerald Certificates
   1.200%, 09/04/03 .................................       4,000      3,999,600
Tannehill Capital LLC.
   1.100%, 11/14/03 .................................       5,000      4,988,694
                                                                    ------------
                                                                      50,948,113
                                                                    ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS--5.3%
General Electric Capital Corp.
   1.080%, 12/15/03 .................................       7,000      6,977,950
General Electric Capital Services
   1.260%, 09/24/03 .................................       8,000      7,993,560
                                                                    ------------
                                                                      14,971,510
                                                                    ------------
SUGAR & CONFECTIONARY PRODUCTS--5.2%
Nestle Capital Corp.
   1.120%, 10/02/03 .................................      14,500     14,486,016
                                                                    ------------
     TOTAL COMMERCIAL PAPER
       (Cost $80,405,639) ...........................                 80,405,639
                                                                    ------------
MUNICIPAL BONDS--2.7%
KENTUCKY--1.5%
Boone County Taxable IDR
   Refunding Bonds VRDN
   (Square D Company Project)
   Series 1994-B (Societe
   Generale LOC)+
   1.130%, 09/03/03 .................................       4,200      4,200,000
                                                                    ------------


                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
MISSISSIPPI--1.2%
Mississippi Business Finance Corp.
   IDR RB (Choctaw Foods, Inc.)
   Series 1995 (Rabobank)+
   1.100%, 09/03/03 .................................     $ 3,400   $  3,400,000
                                                                    ------------
     TOTAL MUNICIPAL BONDS
       (Cost $7,600,000) ............................                  7,600,000
                                                                    ------------
VARIABLE RATE OBLIGATIONS--26.4%
BANKS--21.7%
Canadian Imperial Bank of New
   York++
   1.058%, 09/02/03 .................................      10,000      9,999,606
HBOs Treasury Services P.L.C.++
   1.140%, 09/03/03 .................................         500        499,968
   1.140%, 09/05/03 .................................       1,287      1,286,837
   1.150%, 09/22/03 .................................         650        649,564
   1.270%, 09/24/03 .................................      10,000     10,000,000
National City Bank of Indiana++
   1.040%, 09/02/03 .................................      13,000     12,997,924
U.S. Bank N.A.++
   1.050%, 09/02/03 .................................      12,000     11,999,516
Wells Fargo Bank N.A.++
   1.040%, 09/16/03 .................................      13,000     13,000,000
                                                                    ------------
                                                                      60,433,415
                                                                    ------------
LIFE INSURANCE--4.7%
John Hancock Global Funding
   1.250%, 09/11/03 .................................       8,000      8,008,512
Metlife Global Funding
   1.110%, 09/29/03 .................................       5,000      5,000,000
                                                                    ------------
                                                                      13,008,512
                                                                    ------------
     TOTAL VARIABLE RATE OBLIGATIONS
       (Cost $73,441,927) ...........................                 73,441,927
                                                                    ------------
AGENCY OBLIGATIONS--18.3%
Federal Home Loan Bank
   4.875%, 04/16/04 .................................       5,000      5,109,883
   1.400%, 05/14/04 .................................       3,000      3,000,000
Federal Home Loan Mortgage Corp.
   1.605%, 10/09/03 .................................       3,000      2,994,918
   1.060%, 10/30/03 .................................      13,000     12,977,416
Federal National Mortgage Assn.
   1.050%, 11/18/03 .................................      10,000      9,996,372
   5.125%, 02/13/04 .................................       5,000      5,084,557
   3.000%, 06/15/04 .................................       2,000      2,027,738
   1.200%, 08/13/04 .................................      10,000     10,000,000
                                                                    ------------
     TOTAL AGENCY OBLIGATIONS
       (Cost $51,190,884) ...........................                 51,190,884
                                                                    ------------
MEDIUM TERM NOTES--7.4%
Goldman Sachs Group, Inc.
   1.140%, 11/20/03 .................................      13,500     13,500,000
Monumental Global Funding
   6.950%, 10/01/03 .................................       7,000      7,031,883
                                                                    ------------
     TOTAL MEDIUM TERM NOTES
       (Cost $20,531,883) ...........................                 20,531,883
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                 AUGUST 31, 2003

                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
MASTER NOTES--3.6%
SECURITY/BROKER/DEALER--3.6%
Morgan Stanley Mortgage Capital
   1.295%, 08/28/04 .................................     $10,000   $ 10,000,000
                                                                    ------------
     TOTAL MASTER NOTES
       (Cost $10,000,000) ...........................                 10,000,000
                                                                    ------------
REPURCHASE AGREEMENTS--0.4%
Morgan Stanley & Co. Inc.
   (Tri-Party Agreement dated
   08/29/03 to be repurchased at
   $1,100,120 collateralized by
   $1,106,271 U.S. Treasury Notes
   at a rate of 11.75% due 02/15/10
   Market Value of collateral is
   $1,124,011.)
   0.980%, 09/02/03 .................................       1,100      1,100,000
                                                                    ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $1,100,000) ............................                  1,100,000
                                                                    ------------
TOTAL INVESTMENTS AT VALUE--99.8%
   (Cost $278,270,179) ..............................                278,270,179
                                                                    ------------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.2% ..........................                    508,545
                                                                    ------------
NET ASSETS (Applicable to
   80,408,258  Bedford Shares,
   198,366,044 Sansom Street
   shares and 800 other
   shares)--100.0% ..................................               $278,778,724
                                                                    ============
NET ASSET VALUE, Offering and
   Redemption Price Per Share
   ($278,778,724 / 278,775,102) .....................                      $1.00
                                                                           =====

+ Variable Rate Demand Note -- The interest rate shown is the rate as of August 31, 2003 and the maturity date shown is the longer of the next interest rate readjustment date or the date the principal amount shown can be recovered through demand.

++ Variable Rate Obligations -- The interest rate shown is the rate as of August
   31, 2003 and the maturity date shown is the next interest rate readjustment date or the maturity date.

INVESTMENT ABBREVIATIONS
IDR ..............................................Industrial Development Revenue
LOC ............................................................Letter of Credit
RB .................................................................Revenue Bond
VRDN ..................................................Variable Rate Demand Note

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Investment Income
   Interest .............................................           $3,857,910
                                                                    ----------
Expenses
   Investment advisory and administration fees ..........            1,202,540
   Distribution fees ....................................              564,915
   Transfer agent fees ..................................               79,550
   Custodian fees .......................................               57,935
   Legal fees ...........................................               57,088
   Audit fees ...........................................               54,642
   Printing fees ........................................               44,000
   Registration fees ....................................               24,300
   Directors' fees ......................................               17,155
   Insurance expense ....................................               14,559
   Service organization fees ............................               11,461
                                                                    ----------
        Total Expenses ..................................            2,128,145

   Less fees waived .....................................             (729,986)
   Less expense reimbursement by advisor ................              (39,272)
                                                                    ----------
        Net total expenses ..............................            1,358,887
                                                                    ----------
Net investment income ...................................            2,499,023
                                                                    ----------
Realized gain on investments ............................                3,622
                                                                    ----------
Net increase in net assets resulting from operations ....           $2,502,645
                                                                    ==========

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE           FOR THE
                                                                                    YEAR ENDED        YEAR ENDED
                                                                                  AUGUST 31, 2003   AUGUST 31, 2002
                                                                                  ---------------   ---------------

Increase (decrease) in net assets:
Operations:
  Net investment income ......................................................     $  2,499,023      $   14,819,708
  Net gain on investments ....................................................            3,622             135,451
                                                                                   ------------      --------------
  Net increase in net assets resulting from operations .......................        2,502,645          14,955,159
                                                                                   ------------      --------------
Distributions to shareholders:
Dividends to shareholders from
  Net Investment Income:
    Bedford shares ...........................................................         (377,857)         (6,602,799)
    Cash Preservation shares .................................................               --              (2,033)
    Bear Stearns shares ......................................................               --              (7,224)
    Principal shares .........................................................               --          (3,345,540)
    Sansom Street shares .....................................................       (2,121,166)         (4,862,112)
Distributions to shareholders from
  Net realized short-term gains:
    Bedford shares ...........................................................          (42,292)                 --
    Sansom Street shares .....................................................          (96,036)                 --
                                                                                   ------------      --------------

      Total distributions to shareholders ....................................       (2,637,351)        (14,819,708)
                                                                                   ------------      --------------
Net capital share transactions (See Note 3) ..................................      (18,176,747)       (878,950,617)
                                                                                   ------------      --------------
Total decrease in net assets .................................................      (18,311,453)       (878,815,166)
Net Assets:
  Beginning of year ..........................................................      297,090,177       1,175,905,343
                                                                                   ------------      --------------
  End of year ................................................................     $278,778,724      $  297,090,177
                                                                                   ============      ==============

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                            FINANCIAL HIGHLIGHTS (a)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                              MONEY MARKET PORTFOLIO
                                          --------------------------------------------------------------------------------------
                                               FOR THE          FOR THE           FOR THE          FOR THE           FOR THE
                                                YEAR             YEAR              YEAR             YEAR              YEAR
                                                ENDED            ENDED             ENDED            ENDED             ENDED
                                          AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31,2001   AUGUST 31, 2000   AUGUST 31, 1999
                                          ---------------   ---------------   --------------   ---------------   ---------------
Net asset value, beginning of year ......      $   1.00        $   1.00         $   1.00          $   1.00          $   1.00
                                               --------        --------         --------          --------          --------
Income from investment
   operations:
  Net investment income .................        0.0046          0.0157           0.0460            0.0512            0.0425
  Net gains on securities ...............        0.0005              --               --                --                --
                                               --------        --------         --------          --------          --------
   Total from investment
     operations .........................        0.0051          0.0157           0.0460            0.0512            0.0425
                                               --------        --------         --------          --------          --------
Less distributions
  Dividends (from net investment
   income) ..............................       (0.0046)        (0.0157)         (0.0460)          (0.0512)          (0.0425)
  Distributions (from capital gains) ....       (0.0005)             --               --                --                --
                                               --------        --------         --------          --------          --------
   Total distributions ..................       (0.0051)        (0.0157)         (0.0460)          (0.0512)          (0.0425)
                                               --------        --------         --------          --------          --------
Net asset value, end of year ............      $   1.00        $   1.00         $   1.00          $   1.00          $   1.00
                                               ========        ========         ========          ========          ========
Total Return ............................         0.53%           1.59%            4.70%             5.24%             4.34%

Ratios /Supplemental Data
  Net assets, end of year (000) .........      $ 80,406        $ 52,878         $676,964          $423,977          $360,123
  Ratios of expenses to average
   net assets(b) ........................          .98%           1.00%            1.00%              .97%              .97%
  Ratios of net investment income
   to average net assets ................          .46%           1.75%            4.46%             5.15%             4.25%

(a) Financial Highlights relate solely to the Bedford Class of shares within this portfolio.

(b) Without  the waiver of  advisory,  administration  and  transfer  agent fees and without  the  reimbursement  of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio would have been 1.30%
    for the year ended August 31, 2003 and 1.25%, 1.19%, 1.05% and 1.08% for the years ended August 31, 2002, 2001, 2000 and
    1999, respectively.

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003


NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Fund") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen active investment portfolios, including the Bedford Money Market Portfolio ("Portfolio"), which comprises the RBB family of funds.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion shares are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

              A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

              B) SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the RBB family of funds (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

              C) DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All distributions from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

              D) FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BlackRock Institutional Management Corp. ("BIMC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and as administrator for the Money Market Portfolio. For the Money Market Portfolio, BIMC and PFPC Inc. ("PFPC") have entered into a delegation agreement, wherein PFPC has agreed to perform Administration and Accounting services for an annual fee of .10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

             PORTFOLIO                             ANNUAL RATE
     -------------------------     ---------------------------------------------
     Money Market Portfolio        .45% of first $250 million of net assets;
                                   .40% of next $250 million of net assets;
                                   .35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for this Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2003, advisory fees and waivers for the investment portfolio were as follows:

                                              GROSS                        NET
                                            ADVISORY                    ADVISORY
                                               FEE          WAIVER         FEE
                                           ----------     ----------    --------
     Money Market Portfolio                $1,194,581     $(723,593)    $470,988

     As of August 31, 2003, the Money Market Portfolio owed BIMC $18,924 in advisory fees.

     For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of the RBB based on the Portfolio's average net assets as a percentage of the total RBB net assets. The Portfolio portion of this fee for the period June 1, 2003 to August 31, 2003 was $7,959.

     The investment advisor/administrator may voluntarily waive and/or reimburse the Portfolio for the amount, if any, by which the total operating and management expenses exceed the expense cap. For the year ended August 31, 2003, the expense caps were as follows:

     PORTFOLIO                           CLASS OF SHARES            EXPENSE CAP
     ---------                           ---------------            -----------
     Money Market Portfolio              Bedford                        .97%
                                         Sansom Street                  .20%

     Effective January 7, 2003, the Money Market Portfolio expense caps for the Bedford Class and Sansom Street Class changed from 1.00% to .97% and .49% to ..20%, respectively.

     Reimbursed expenses for the year ended August 31, 2003 were $39,272 for the Money Market Portfolio.

     The Fund, on behalf of each class of shares within the investment portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. The Fund has entered into a Distribution Contract with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to .65% on an annualized basis for the Bedford Class and up to .20% on an annualized basis for the Sansom Street Class.

     For the year ended August 31, 2003, distribution fees paid to PFPC Distributors for each class were as follows:

                                                               DISTRIBUTION
                                                                    FEE
                                                               ------------

                 Money Market Portfolio
                     Bedford Class                               $533,380
                     Sansom Street Class                           31,535
                                                                 --------
                         Total Money Market Portfolio            $564,915
                                                                 ========

     PFPC serves as each class's transfer and dividend disbursing agent. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2003, transfer agency fees and waivers for each class of shares within the investment portfolio were as follows:

                                                        GROSS                                NET
                                                   TRANSFER AGENCY                     TRANSFER AGENCY
                                                         FEE             WAIVER              FEE
                                                   ---------------     ---------       ---------------
     Money Market Portfolio
         Bedford Class                                 $62,000          $(6,393)           $55,607
         Sansom Street Class                            17,550               --             17,550
                                                       -------          -------            -------
              Total Money Market Portfolio             $79,550          $(6,393)           $73,157
                                                       =======          =======            =======

     PFPC Trust Co. serves as custodian for the Fund's Portfolio. As compensation for such custodial services, PFPC Trust Co. is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

           PORTFOLIO                             ANNUAL RATE
     -----------------------    ------------------------------------------------
     Money Market Portfolio     .025% of first $50 million of gross assets;
                                .020% of next $50 million of gross assets;
                                .015% of gross assets in excess of $100 million.

     The Fund has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of .10% of the daily net asset value of such shares. For the year ended August 31, 2003, service organization fees were $11,461 for the Money Market Portfolio.

     As of August 31, 2003, the Money Market Portfolio owed PFPC and its affiliates $61,311 for their services.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003

NOTE 3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:

                                                                                    MONEY MARKET PORTFOLIO
                                                                            ------------------------------------
                                                                                  FOR THE             FOR THE
                                                                                YEAR ENDED          YEAR ENDED
                                                                             AUGUST 31, 2003     AUGUST 31, 2002
                                                                            ----------------     ---------------
                                                                                  VALUE               VALUE
                                                                            ----------------     ---------------
     Shares sold:
         Bedford Class                                                      $   312,708,677      $   574,531,230
         Cash Preservation Class***                                                      --               81,222
         Bear Stearns Class*                                                             --           13,403,021
         Principal Class**                                                               --          339,878,249
         Sansom Street Class                                                  1,864,927,379        1,682,808,874
                                                                            ---------------      ---------------
            Total Shares Sold                                                 2,177,636,056        2,610,702,596
     Shares issued on reinvestment of dividends:
         Bedford Class                                                              430,446            7,167,536
         Cash Preservation Class***                                                      --                2,178
         Bear Stearns Class*                                                             --                7,224
         Principal Class**                                                               --            3,597,374
         Sansom Street Class                                                        172,379              312,927
                                                                            ---------------      ---------------
            Total Shares Reinvested                                                 602,825           11,087,239
     Shares repurchased:
         Bedford Class                                                         (285,586,385)      (1,205,804,868)
         Cash Preservation Class***                                                      --             (277,939)
         Bear Stearns Class*                                                             --          (13,410,245)
         Principal Class**                                                               --         (640,588,392)
         Sansom Street Class                                                 (1,910,829,243)      (1,640,659,008)
                                                                            ---------------      ---------------
            Total Shares Repurchased                                         (2,196,415,628)      (3,500,740,452)
                                                                            ---------------      ---------------
     Net decrease                                                           $   (18,176,747)     $  (878,950,617)
                                                                            ===============      ===============
     Bedford Shares authorized                                                1,500,000,000        1,500,000,000
                                                                            ===============      ===============

*   The Bear Stearns Class of shares began operations on November 28, 2001, and was liquidated June 28, 2002.
**  The Principal Class of shares was liquidated on March 25, 2002.
*** The Cash Preservation Class of shares was liquidated on April 30, 2002.

NOTE 4. NET ASSETS

     At August 31, 2003, net assets consisted of the following:

                                                               MONEY MARKET
                                                                 PORTFOLIO
                                                               ------------
Paid-in capital                                                $278,775,102
Accumulated net realized gain/(loss) on investments                   3,622
                                                               ------------
   Total net assets                                            $278,778,724
                                                               ============

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2003

NOTE 5. OTHER FINANCIAL HIGHLIGHTS

     The Portfolio currently offers one other class of shares representing interest in the Money Market Portfolio: Sansom Street. The Sansom Street Class is marketed to different types of investors. Additional information regarding the Sansom Street shares is available in its annual report. The financial highlights of the Sansom Street Class are as follows:

THE SANSOM STREET FAMILY (a)

                                                                              MONEY MARKET PORTFOLIO
                                             -----------------------------------------------------------------------------------
                                                 FOR THE           FOR THE         FOR THE          FOR THE          FOR THE
                                                   YEAR             YEAR            YEAR             YEAR             YEAR
                                                   ENDED            ENDED           ENDED            ENDED            ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year .........    $   1.00          $   1.00        $   1.00         $   1.00         $   1.00
                                                --------          --------        --------         --------         --------
Income from investment operations:
   Net investment income ...................      0.0114            0.0209          0.0511           0.0560           0.0473
   Net gains on securities .................      0.0005                --              --               --               --
                                                --------          --------        --------         --------         --------
     Total net income from investment
       operations ..........................      0.0119            0.0209          0.0511           0.0560           0.0473
                                                --------          --------        --------         --------         --------
Less distributions
   Dividends (from net investment income) ..     (0.0114)          (0.0209)        (0.0511)         (0.0560)         (0.0473)
   Distributions (from capital gains) ......     (0.0005)               --              --               --               --
                                                --------          --------        --------         --------         --------
     Total distributions ...................     (0.0119)          (0.0209)        (0.0511)         (0.0560)         (0.0473)
                                                --------          --------        --------         --------         --------
Net asset value, end of year ...............    $   1.00          $   1.00        $   1.00         $   1.00         $   1.00
                                                ========          ========        ========         ========         ========
Total Return ...............................       1.21%             2.11%           5.23%            5.75%            4.83%

Ratios/Supplemental Data
   Net assets, end of year (000) ...........    $198,373          $244,212        $201,632         $326,745         $841,887
   Ratios of expenses to average
     net assets(b) .........................        .30%              .49%            .49%             .49%             .49%
   Ratios of net investment income to
     average net assets ....................       1.14%             2.10%           5.23%            5.42%            4.73%

(a) Financial highlights relate solely to the Sansom Street Class of shares within this portfolio.

(b) Without the waiver of advisory fees and reimbursement of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio would have been .57% for the year ended August 31, 2003 and .64%, .61%, .61% and .62%
    for the years ended August 31, 2002, 2001, 2000 and 1999, respectively.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN       OTHER
     NAME, ADDRESS,          POSITION(S) HELD      AND LENGTH OF               DURING PAST           FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH             WITH FUND          TIME SERVED                  5 YEARS              OVERSEEN BY  HELD BY DIRECTOR
                                                                                                      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky               Director      - Indefinite: until       Since 1969, Director and         16      Director, Comcast
 Comcast Corporation                             successor is elected    Vice Chairman, Comcast                   Corporation.
 1500 Market Street, 35th Fl.                    and qualified or        Corporation (cable
 Philadelphia, PA 19102                          until his death,        television and
 DOB: 7/16/33                                    resignation or          communications); Director,
                                                 removal.                NDS Group PLC (provider of
                                                                         systems and applications
                                               - 1988 to present         for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                Director      - Indefinite: until       Since 2000, Vice President,      16             None
 333 Cottman Avenue                              successor is elected    Fox Chase Cancer Center
 Philadelphia, PA 19111                          and qualified or        (biomedical research and
 DOB: 12/06/35                                   until his death,        medical care); prior to
                                                 resignation or          2000, Executive Vice
                                                 removal.                President, Fox Chase Cancer
                                                                         Center.
                                               - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman              Director      - Indefinite: until       Since December 2000,             16             None
 106 Pierrepont Street                           successor is elected    Director, Gabelli Partners,
 Brooklyn, NY 11201                              and qualified or        L.P. (an investment
 DOB: 5/21/48                                    until his death,        partnership); Chief
                                                 resignation or          Operating Officer and
                                                 removal.                member of the Board of
                                                                         Directors of Outercurve
                                               - 1991 to present         Technologies (wireless
                                                                         enabling services) until
                                                                         April 2001; Chief Operating
                                                                         Officer and member of the
                                                                         Executive Operating
                                                                         Committee of Warburg Pincus
                                                                         Asset Management, Inc.;
                                                                         Executive Officer and
                                                                         Director of Credit Suisse
                                                                         Asset Management
                                                                         Securities, Inc. (formerly
                                                                         Counsellors Securities,
                                                                         Inc.) and Director/Trustee
                                                                         of various investment
                                                                         companies advised by
                                                                         Warburg Pincus Asset
                                                                         Management, Inc. until
                                                                         September 15, 1999; Prior
                                                                         to 1997, Managing Director
                                                                         of Warburg Pincus Asset
                                                                         Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg             Director      - Indefinite: until       Since 1974, Chairman,            16        Director, Moyco
 Moyco Technologies, Inc.                        successor is elected    Director and President,                  Technologies, Inc.
 200 Commerce Drive                              and qualified or        Moyco Technologies, Inc.
 Montgomeryville, PA 18936                       until his death,        (manufacturer of precision
 DOB: 3/24/34                                    resignation or          coated and industrial
                                                 removal.                abrasives); Since 1999,
                                                                         Director, Pennsylvania
                                               - 1991 to present         Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                     TERM OF OFFICE   PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN          OTHER
     NAME, ADDRESS,             POSITION(S) HELD      AND LENGTH OF         DURING PAST           FUND COMPLEX       DIRECTORSHIPS
   AND DATE OF BIRTH                WITH FUND          TIME SERVED            5 YEARS              OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**              Director      - Indefinite: until       Since July 2002, Senior          16             None
 Oppenheimer & Company, Inc.                     successor is elected    Vice President and prior
 200 Park Avenue                                 and qualified or        thereto, Executive Vice
 New York, NY 10166                              until his death,        President of Oppenheimer &
 DOB:4/16/38                                     resignation or          Company, Inc. (formerly
                                                 removal.                Fahnestock & Co., Inc., a
                                                                         registered broker-dealer).
                                               - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**            Director      - Indefinite: until       Director of PFPC Inc. from       16             None
 400 Bellevue Parkway                            successor is elected    January 1987 to April 2002;
 Wilmington, DE 19809                            and qualified or        Chairman and Chief
 DOB: 9/25/38                                    until his death,        Executive Officer of PFPC
                                                 resignation or          Inc. until April 2002;
                                                 removal.                Executive Vice President of
                                                                         PNC Bank, National
                                               - August 2002 to          Association from October
                                                 present                 1981 to April 2002;
                                                                         Director of PFPC
                                                                         International Ltd.
                                                                         (financial services) from
                                                                         August 1993 to April 2002;
                                                                         Director of PFPC
                                                                         International (Cayman) Ltd.
                                                                         (financial services) from
                                                                         September 1996 to April
                                                                         2002, and Director of
                                                                         International Dollar
                                                                         Reserve Fund, Ltd. (Cayman
                                                                         mutual fund Company) from
                                                                         September 1993 to present;
                                                                         Governor of the Investment
                                                                         Company Institute
                                                                         (investment company
                                                                         industry trade
                                                                         organization) from July
                                                                         1996 to January 2002;
                                                                         Director of PNC Asset
                                                                         Management, Inc.
                                                                         (investment advisory) from
                                                                         September 1994 to March
                                                                         1998; Director of PNC
                                                                         National Bank from October
                                                                         1995 to November 1997;
                                                                         Director of Haydon Bolts,
                                                                         Inc. (bolt manufacturer)
                                                                         and Parkway Real Estate
                                                                         Company (subsidiary of
                                                                         Haydon Bolts, Inc.) since
                                                                         1984. Mr. Carnall provides
                                                                         consulting services from
                                                                         time to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                 President     - Indefinite: until       Certified Public                 N/A            N/A
 400 Bellevue Parkway               and          successor is elected.   Accountant; Vice Chairman
 4th Floor                       Treasurer                               of the Board, Fox Chase
 Wilmington, DE 19809                          - Since 1991 and 1988     Cancer Center; Trustee
 DOB: 6/29/24                                    respectively            Emeritus, Pennsylvania
                                                                         School for the Deaf;
                                                                         Trustee Emeritus,
                                                                         Immaculata University;
                                                                         President or Vice President
                                                                         and Treasurer of various
                                                                         investment companies
                                                                         advised by subsidiaries of
                                                                         PNC Bank Corp. from 1981 to
                                                                         1997; Managing General
                                                                         Partner, President and
                                                                         Treasurer of Chestnut
                                                                         Street Exchange Fund;
                                                                         Director of the Bradford
                                                                         Funds, Inc. from 1996 to
                                                                         2000.
------------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                    Secretary     - Indefinite: until       Since 2000, Vice President       N/A            N/A
 301 Bellevue Parkway                            successor is elected.   and Counsel, PFPC Inc.
 2nd Floor                                                               (financial services
 Wilmington, DE 19809                          - Since 2003              company); Associate,
 DOB: 1/27/68                                                            Stradley, Ronon, Stevens &
                                                                         Young, LLC (law firm) from
                                                                         1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested  Director" of the Company  because he owns shares of The PNC Financial  Services  Group,
   Inc. The investment adviser to the Company's Money Market Portfolio,  BlackRock  Institutional  Management  Corporation,  and the
   Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky  is  considered  an  "interested  Director"  of the  Company by virtue of his  position  as an officer of a  registered broker-dealer.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  The
Bear Stearns
  Funds

383 MADISON AVENUE
NEW YORK, NY 10179
1.800.766.4111


MONEY MARKET PORTFOLIO

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for the distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance.



                                                                    BSF-R-023-03

                                                                    SHAREBUILDER
                                                                  BEDFORD SHARES
                                               OF THE RBB MONEY MARKET PORTFOLIO


                       Managed by BlackRock Institutional Management Corporation


                                                               [GRAPHIC OMITTED]
                                                                SHAREBUILDER (R)


                                                                   ANNUAL REPORT
                                                                 August 31, 2003
                                                            www.sharebuilder.com

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.

                                 PRIVACY NOTICE


The BEDFORD FAMILY of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

October 2003


                          NOT PART OF THE ANNUAL REPORT

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 2003

                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
CERTIFICATES OF DEPOSIT--12.2%
DOMESTIC CERTIFICATES OF DEPOSIT--6.8%
Citibank N.A.
   1.080%, 11/04/03 .................................     $ 5,000   $  5,000,000
Washington Mutual Bank
   1.060%, 10/09/03 .................................      14,000     14,000,000
                                                                    ------------
                                                                      19,000,000
                                                                    ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--5.4%
Toronto Dominion Bank
   1.265%, 04/13/04 .................................       5,000      4,999,846
Westdeutsche Landesbank
   1.400%, 08/05/04 .................................      10,000     10,000,000
                                                                    ------------
                                                                      14,999,846
                                                                    ------------
     TOTAL CERTIFICATES OF DEPOSIT
       (Cost $33,999,846) ...........................                 33,999,846
                                                                    ------------
COMMERCIAL PAPER--28.8%
ASSET BACKED SECURITIES--18.3%
Amstel Funding Corp.
   1.090%, 11/04/03 .................................      15,867     15,836,253
Concord Minutemen Capital LLC.
   1.110%, 10/24/03 .................................      13,160     13,138,494
Crown Point Capital Co.
   1.060%, 10/10/03 .................................      13,000     12,985,072
Emerald Certificates
   1.200%, 09/04/03 .................................       4,000      3,999,600
Tannehill Capital LLC.
   1.100%, 11/14/03 .................................       5,000      4,988,694
                                                                    ------------
                                                                      50,948,113
                                                                    ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS--5.3%
General Electric Capital Corp.
   1.080%, 12/15/03 .................................       7,000      6,977,950
General Electric Capital Services
   1.260%, 09/24/03 .................................       8,000      7,993,560
                                                                    ------------
                                                                      14,971,510
                                                                    ------------
SUGAR & CONFECTIONARY PRODUCTS--5.2%
Nestle Capital Corp.
   1.120%, 10/02/03 .................................      14,500     14,486,016
                                                                    ------------
     TOTAL COMMERCIAL PAPER
       (Cost $80,405,639) ...........................                 80,405,639
                                                                    ------------
MUNICIPAL BONDS--2.7%
KENTUCKY--1.5%
Boone County Taxable IDR
   Refunding Bonds VRDN
   (Square D Company Project)
   Series 1994-B (Societe
   Generale LOC)+
   1.130%, 09/03/03 .................................       4,200      4,200,000
                                                                    ------------


                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
MISSISSIPPI--1.2%
Mississippi Business Finance Corp.
   IDR RB (Choctaw Foods, Inc.)
   Series 1995 (Rabobank)+
   1.100%, 09/03/03 .................................     $ 3,400   $  3,400,000
                                                                    ------------
     TOTAL MUNICIPAL BONDS
       (Cost $7,600,000) ............................                  7,600,000
                                                                    ------------
VARIABLE RATE OBLIGATIONS--26.4%
BANKS--21.7%
Canadian Imperial Bank of New
   York++
   1.058%, 09/02/03 .................................      10,000      9,999,606
HBOs Treasury Services P.L.C.++
   1.140%, 09/03/03 .................................         500        499,968
   1.140%, 09/05/03 .................................       1,287      1,286,837
   1.150%, 09/22/03 .................................         650        649,564
   1.270%, 09/24/03 .................................      10,000     10,000,000
National City Bank of Indiana++
   1.040%, 09/02/03 .................................      13,000     12,997,924
U.S. Bank N.A.++
   1.050%, 09/02/03 .................................      12,000     11,999,516
Wells Fargo Bank N.A.++
   1.040%, 09/16/03 .................................      13,000     13,000,000
                                                                    ------------
                                                                      60,433,415
                                                                    ------------
LIFE INSURANCE--4.7%
John Hancock Global Funding
   1.250%, 09/11/03 .................................       8,000      8,008,512
Metlife Global Funding
   1.110%, 09/29/03 .................................       5,000      5,000,000
                                                                    ------------
                                                                      13,008,512
                                                                    ------------
     TOTAL VARIABLE RATE OBLIGATIONS
       (Cost $73,441,927) ...........................                 73,441,927
                                                                    ------------
AGENCY OBLIGATIONS--18.3%
Federal Home Loan Bank
   4.875%, 04/16/04 .................................       5,000      5,109,883
   1.400%, 05/14/04 .................................       3,000      3,000,000
Federal Home Loan Mortgage Corp.
   1.605%, 10/09/03 .................................       3,000      2,994,918
   1.060%, 10/30/03 .................................      13,000     12,977,416
Federal National Mortgage Assn.
   1.050%, 11/18/03 .................................      10,000      9,996,372
   5.125%, 02/13/04 .................................       5,000      5,084,557
   3.000%, 06/15/04 .................................       2,000      2,027,738
   1.200%, 08/13/04 .................................      10,000     10,000,000
                                                                    ------------
     TOTAL AGENCY OBLIGATIONS
       (Cost $51,190,884) ...........................                 51,190,884
                                                                    ------------
MEDIUM TERM NOTES--7.4%
Goldman Sachs Group, Inc.
   1.140%, 11/20/03 .................................      13,500     13,500,000
Monumental Global Funding
   6.950%, 10/01/03 .................................       7,000      7,031,883
                                                                    ------------
     TOTAL MEDIUM TERM NOTES
       (Cost $20,531,883) ...........................                 20,531,883
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                 AUGUST 31, 2003

                                                            PAR
                                                           (000)       VALUE
                                                          ------    ------------
MASTER NOTES--3.6%
SECURITY/BROKER/DEALER--3.6%
Morgan Stanley Mortgage Capital
   1.295%, 08/28/04 .................................     $10,000   $ 10,000,000
                                                                    ------------
     TOTAL MASTER NOTES
       (Cost $10,000,000) ...........................                 10,000,000
                                                                    ------------
REPURCHASE AGREEMENTS--0.4%
Morgan Stanley & Co. Inc.
   (Tri-Party Agreement dated
   08/29/03 to be repurchased at
   $1,100,120 collateralized by
   $1,106,271 U.S. Treasury Notes
   at a rate of 11.75% due 02/15/10
   Market Value of collateral is
   $1,124,011.)
   0.980%, 09/02/03 .................................       1,100      1,100,000
                                                                    ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $1,100,000) ............................                  1,100,000
                                                                    ------------
TOTAL INVESTMENTS AT VALUE--99.8%
   (Cost $278,270,179) ..............................                278,270,179
                                                                    ------------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.2% ..........................                    508,545
                                                                    ------------
NET ASSETS (Applicable to
   80,408,258  Bedford Shares,
   198,366,044 Sansom Street
   shares and 800 other
   shares)--100.0% ..................................               $278,778,724
                                                                    ============
NET ASSET VALUE, Offering and
   Redemption Price Per Share
   ($278,778,724 / 278,775,102) .....................                      $1.00
                                                                           =====

+ Variable Rate Demand Note -- The interest rate shown is the rate as of August 31, 2003 and the maturity date shown is the longer of the next interest rate readjustment date or the date the principal amount shown can be recovered through demand.

++ Variable Rate Obligations -- The interest rate shown is the rate as of August
   31, 2003 and the maturity date shown is the next interest rate readjustment date or the maturity date.

INVESTMENT ABBREVIATIONS
IDR ..............................................Industrial Development Revenue
LOC ............................................................Letter of Credit
RB .................................................................Revenue Bond
VRDN ..................................................Variable Rate Demand Note

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Investment Income
   Interest .............................................           $3,857,910
                                                                    ----------
Expenses
   Investment advisory and administration fees ..........            1,202,540
   Distribution fees ....................................              564,915
   Transfer agent fees ..................................               79,550
   Custodian fees .......................................               57,935
   Legal fees ...........................................               57,088
   Audit fees ...........................................               54,642
   Printing fees ........................................               44,000
   Registration fees ....................................               24,300
   Directors' fees ......................................               17,155
   Insurance expense ....................................               14,559
   Service organization fees ............................               11,461
                                                                    ----------
        Total Expenses ..................................            2,128,145

   Less fees waived .....................................             (729,986)
   Less expense reimbursement by advisor ................              (39,272)
                                                                    ----------
        Net total expenses ..............................            1,358,887
                                                                    ----------
Net investment income ...................................            2,499,023
                                                                    ----------
Realized gain on investments ............................                3,622
                                                                    ----------
Net increase in net assets resulting from operations ....           $2,502,645
                                                                    ==========

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE           FOR THE
                                                                                    YEAR ENDED        YEAR ENDED
                                                                                  AUGUST 31, 2003   AUGUST 31, 2002
                                                                                  ---------------   ---------------

Increase (decrease) in net assets:
Operations:
  Net investment income ......................................................     $  2,499,023      $   14,819,708
  Net gain on investments ....................................................            3,622             135,451
                                                                                   ------------      --------------
  Net increase in net assets resulting from operations .......................        2,502,645          14,955,159
                                                                                   ------------      --------------
Distributions to shareholders:
Dividends to shareholders from
  Net Investment Income:
    Bedford shares ...........................................................         (377,857)         (6,602,799)
    Cash Preservation shares .................................................               --              (2,033)
    Bear Stearns shares ......................................................               --              (7,224)
    Principal shares .........................................................               --          (3,345,540)
    Sansom Street shares .....................................................       (2,121,166)         (4,862,112)
Distributions to shareholders from
  Net realized short-term gains:
    Bedford shares ...........................................................          (42,292)                 --
    Sansom Street shares .....................................................          (96,036)                 --
                                                                                   ------------      --------------

      Total distributions to shareholders ....................................       (2,637,351)        (14,819,708)
                                                                                   ------------      --------------
Net capital share transactions (See Note 3) ..................................      (18,176,747)       (878,950,617)
                                                                                   ------------      --------------
Total decrease in net assets .................................................      (18,311,453)       (878,815,166)
Net Assets:
  Beginning of year ..........................................................      297,090,177       1,175,905,343
                                                                                   ------------      --------------
  End of year ................................................................     $278,778,724      $  297,090,177
                                                                                   ============      ==============

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                            FINANCIAL HIGHLIGHTS (a)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                              MONEY MARKET PORTFOLIO
                                          --------------------------------------------------------------------------------------
                                               FOR THE          FOR THE           FOR THE          FOR THE           FOR THE
                                                YEAR             YEAR              YEAR             YEAR              YEAR
                                                ENDED            ENDED             ENDED            ENDED             ENDED
                                          AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31,2001   AUGUST 31, 2000   AUGUST 31, 1999
                                          ---------------   ---------------   --------------   ---------------   ---------------
Net asset value, beginning of year ......      $   1.00        $   1.00         $   1.00          $   1.00          $   1.00
                                               --------        --------         --------          --------          --------
Income from investment
   operations:
  Net investment income .................        0.0046          0.0157           0.0460            0.0512            0.0425
  Net gains on securities ...............        0.0005              --               --                --                --
                                               --------        --------         --------          --------          --------
   Total from investment
     operations .........................        0.0051          0.0157           0.0460            0.0512            0.0425
                                               --------        --------         --------          --------          --------
Less distributions
  Dividends (from net investment
   income) ..............................       (0.0046)        (0.0157)         (0.0460)          (0.0512)          (0.0425)
  Distributions (from capital gains) ....       (0.0005)             --               --                --                --
                                               --------        --------         --------          --------          --------
   Total distributions ..................       (0.0051)        (0.0157)         (0.0460)          (0.0512)          (0.0425)
                                               --------        --------         --------          --------          --------
Net asset value, end of year ............      $   1.00        $   1.00         $   1.00          $   1.00          $   1.00
                                               ========        ========         ========          ========          ========
Total Return ............................         0.53%           1.59%            4.70%             5.24%             4.34%

Ratios /Supplemental Data
  Net assets, end of year (000) .........      $ 80,406        $ 52,878         $676,964          $423,977          $360,123
  Ratios of expenses to average
   net assets(b) ........................          .98%           1.00%            1.00%              .97%              .97%
  Ratios of net investment income
   to average net assets ................          .46%           1.75%            4.46%             5.15%             4.25%

(a) Financial Highlights relate solely to the Bedford Class of shares within this portfolio.

(b) Without  the waiver of  advisory,  administration  and  transfer  agent fees and without  the  reimbursement  of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio would have been 1.30%
    for the year ended August 31, 2003 and 1.25%, 1.19%, 1.05% and 1.08% for the years ended August 31, 2002, 2001, 2000 and
    1999, respectively.

                 See Accompanying Notes to Financial Statements.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003


NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Fund") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen active investment portfolios, including the Bedford Money Market Portfolio ("Portfolio"), which comprises the RBB family of funds.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion shares are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

              A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

              B) SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the RBB family of funds (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

              C) DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All distributions from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

              D) FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BlackRock Institutional Management Corp. ("BIMC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and as administrator for the Money Market Portfolio. For the Money Market Portfolio, BIMC and PFPC Inc. ("PFPC") have entered into a delegation agreement, wherein PFPC has agreed to perform Administration and Accounting services for an annual fee of .10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

             PORTFOLIO                             ANNUAL RATE
     -------------------------     ---------------------------------------------
     Money Market Portfolio        .45% of first $250 million of net assets;
                                   .40% of next $250 million of net assets;
                                   .35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for this Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2003, advisory fees and waivers for the investment portfolio were as follows:

                                              GROSS                        NET
                                            ADVISORY                    ADVISORY
                                               FEE          WAIVER         FEE
                                           ----------     ----------    --------
     Money Market Portfolio                $1,194,581     $(723,593)    $470,988

     As of August 31, 2003, the Money Market Portfolio owed BIMC $18,924 in advisory fees.

     For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of the RBB based on the Portfolio's average net assets as a percentage of the total RBB net assets. The Portfolio portion of this fee for the period June 1, 2003 to August 31, 2003 was $7,959.

     The investment advisor/administrator may voluntarily waive and/or reimburse the Portfolio for the amount, if any, by which the total operating and management expenses exceed the expense cap. For the year ended August 31, 2003, the expense caps were as follows:

     PORTFOLIO                           CLASS OF SHARES            EXPENSE CAP
     ---------                           ---------------            -----------
     Money Market Portfolio              Bedford                        .97%
                                         Sansom Street                  .20%

     Effective January 7, 2003, the Money Market Portfolio expense caps for the Bedford Class and Sansom Street Class changed from 1.00% to .97% and .49% to ..20%, respectively.

     Reimbursed expenses for the year ended August 31, 2003 were $39,272 for the Money Market Portfolio.

     The Fund, on behalf of each class of shares within the investment portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. The Fund has entered into a Distribution Contract with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to .65% on an annualized basis for the Bedford Class and up to .20% on an annualized basis for the Sansom Street Class.

     For the year ended August 31, 2003, distribution fees paid to PFPC Distributors for each class were as follows:

                                                               DISTRIBUTION
                                                                    FEE
                                                               ------------

                 Money Market Portfolio
                     Bedford Class                               $533,380
                     Sansom Street Class                           31,535
                                                                 --------
                         Total Money Market Portfolio            $564,915
                                                                 ========

     PFPC serves as each class's transfer and dividend disbursing agent. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2003, transfer agency fees and waivers for each class of shares within the investment portfolio were as follows:

                                                        GROSS                                NET
                                                   TRANSFER AGENCY                     TRANSFER AGENCY
                                                         FEE             WAIVER              FEE
                                                   ---------------     ---------       ---------------
     Money Market Portfolio
         Bedford Class                                 $62,000          $(6,393)           $55,607
         Sansom Street Class                            17,550               --             17,550
                                                       -------          -------            -------
              Total Money Market Portfolio             $79,550          $(6,393)           $73,157
                                                       =======          =======            =======

     PFPC Trust Co. serves as custodian for the Fund's Portfolio. As compensation for such custodial services, PFPC Trust Co. is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

           PORTFOLIO                             ANNUAL RATE
     -----------------------    ------------------------------------------------
     Money Market Portfolio     .025% of first $50 million of gross assets;
                                .020% of next $50 million of gross assets;
                                .015% of gross assets in excess of $100 million.

     The Fund has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of .10% of the daily net asset value of such shares. For the year ended August 31, 2003, service organization fees were $11,461 for the Money Market Portfolio.

     As of August 31, 2003, the Money Market Portfolio owed PFPC and its affiliates $61,311 for their services.

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003

NOTE 3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:

                                                                                    MONEY MARKET PORTFOLIO
                                                                            ------------------------------------
                                                                                  FOR THE             FOR THE
                                                                                YEAR ENDED          YEAR ENDED
                                                                             AUGUST 31, 2003     AUGUST 31, 2002
                                                                            ----------------     ---------------
                                                                                  VALUE               VALUE
                                                                            ----------------     ---------------
     Shares sold:
         Bedford Class                                                      $   312,708,677      $   574,531,230
         Cash Preservation Class***                                                      --               81,222
         Bear Stearns Class*                                                             --           13,403,021
         Principal Class**                                                               --          339,878,249
         Sansom Street Class                                                  1,864,927,379        1,682,808,874
                                                                            ---------------      ---------------
            Total Shares Sold                                                 2,177,636,056        2,610,702,596
     Shares issued on reinvestment of dividends:
         Bedford Class                                                              430,446            7,167,536
         Cash Preservation Class***                                                      --                2,178
         Bear Stearns Class*                                                             --                7,224
         Principal Class**                                                               --            3,597,374
         Sansom Street Class                                                        172,379              312,927
                                                                            ---------------      ---------------
            Total Shares Reinvested                                                 602,825           11,087,239
     Shares repurchased:
         Bedford Class                                                         (285,586,385)      (1,205,804,868)
         Cash Preservation Class***                                                      --             (277,939)
         Bear Stearns Class*                                                             --          (13,410,245)
         Principal Class**                                                               --         (640,588,392)
         Sansom Street Class                                                 (1,910,829,243)      (1,640,659,008)
                                                                            ---------------      ---------------
            Total Shares Repurchased                                         (2,196,415,628)      (3,500,740,452)
                                                                            ---------------      ---------------
     Net decrease                                                           $   (18,176,747)     $  (878,950,617)
                                                                            ===============      ===============
     Bedford Shares authorized                                                1,500,000,000        1,500,000,000
                                                                            ===============      ===============

*   The Bear Stearns Class of shares began operations on November 28, 2001, and was liquidated June 28, 2002.
**  The Principal Class of shares was liquidated on March 25, 2002.
*** The Cash Preservation Class of shares was liquidated on April 30, 2002.

NOTE 4. NET ASSETS

     At August 31, 2003, net assets consisted of the following:

                                                               MONEY MARKET
                                                                 PORTFOLIO
                                                               ------------
Paid-in capital                                                $278,775,102
Accumulated net realized gain/(loss) on investments                   3,622
                                                               ------------
   Total net assets                                            $278,778,724
                                                               ============

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2003

NOTE 5. OTHER FINANCIAL HIGHLIGHTS

     The Portfolio currently offers one other class of shares representing interest in the Money Market Portfolio: Sansom Street. The Sansom Street Class is marketed to different types of investors. Additional information regarding the Sansom Street shares is available in its annual report. The financial highlights of the Sansom Street Class are as follows:

THE SANSOM STREET FAMILY (a)

                                                                              MONEY MARKET PORTFOLIO
                                             -----------------------------------------------------------------------------------
                                                 FOR THE           FOR THE         FOR THE          FOR THE          FOR THE
                                                   YEAR             YEAR            YEAR             YEAR             YEAR
                                                   ENDED            ENDED           ENDED            ENDED            ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year .........    $   1.00          $   1.00        $   1.00         $   1.00         $   1.00
                                                --------          --------        --------         --------         --------
Income from investment operations:
   Net investment income ...................      0.0114            0.0209          0.0511           0.0560           0.0473
   Net gains on securities .................      0.0005                --              --               --               --
                                                --------          --------        --------         --------         --------
     Total net income from investment
       operations ..........................      0.0119            0.0209          0.0511           0.0560           0.0473
                                                --------          --------        --------         --------         --------
Less distributions
   Dividends (from net investment income) ..     (0.0114)          (0.0209)        (0.0511)         (0.0560)         (0.0473)
   Distributions (from capital gains) ......     (0.0005)               --              --               --               --
                                                --------          --------        --------         --------         --------
     Total distributions ...................     (0.0119)          (0.0209)        (0.0511)         (0.0560)         (0.0473)
                                                --------          --------        --------         --------         --------
Net asset value, end of year ...............    $   1.00          $   1.00        $   1.00         $   1.00         $   1.00
                                                ========          ========        ========         ========         ========
Total Return ...............................       1.21%             2.11%           5.23%            5.75%            4.83%

Ratios/Supplemental Data
   Net assets, end of year (000) ...........    $198,373          $244,212        $201,632         $326,745         $841,887
   Ratios of expenses to average
     net assets(b) .........................        .30%              .49%            .49%             .49%             .49%
   Ratios of net investment income to
     average net assets ....................       1.14%             2.10%           5.23%            5.42%            4.73%

(a) Financial highlights relate solely to the Sansom Street Class of shares within this portfolio.

(b) Without the waiver of advisory fees and reimbursement of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio would have been .57% for the year ended August 31, 2003 and .64%, .61%, .61% and .62%
    for the years ended August 31, 2002, 2001, 2000 and 1999, respectively.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN       OTHER
     NAME, ADDRESS,          POSITION(S) HELD      AND LENGTH OF               DURING PAST           FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH             WITH FUND          TIME SERVED                  5 YEARS              OVERSEEN BY  HELD BY DIRECTOR
                                                                                                      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky               Director      - Indefinite: until       Since 1969, Director and         16      Director, Comcast
 Comcast Corporation                             successor is elected    Vice Chairman, Comcast                   Corporation.
 1500 Market Street, 35th Fl.                    and qualified or        Corporation (cable
 Philadelphia, PA 19102                          until his death,        television and
 DOB: 7/16/33                                    resignation or          communications); Director,
                                                 removal.                NDS Group PLC (provider of
                                                                         systems and applications
                                               - 1988 to present         for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                Director      - Indefinite: until       Since 2000, Vice President,      16             None
 333 Cottman Avenue                              successor is elected    Fox Chase Cancer Center
 Philadelphia, PA 19111                          and qualified or        (biomedical research and
 DOB: 12/06/35                                   until his death,        medical care); prior to
                                                 resignation or          2000, Executive Vice
                                                 removal.                President, Fox Chase Cancer
                                                                         Center.
                                               - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman              Director      - Indefinite: until       Since December 2000,             16             None
 106 Pierrepont Street                           successor is elected    Director, Gabelli Partners,
 Brooklyn, NY 11201                              and qualified or        L.P. (an investment
 DOB: 5/21/48                                    until his death,        partnership); Chief
                                                 resignation or          Operating Officer and
                                                 removal.                member of the Board of
                                                                         Directors of Outercurve
                                               - 1991 to present         Technologies (wireless
                                                                         enabling services) until
                                                                         April 2001; Chief Operating
                                                                         Officer and member of the
                                                                         Executive Operating
                                                                         Committee of Warburg Pincus
                                                                         Asset Management, Inc.;
                                                                         Executive Officer and
                                                                         Director of Credit Suisse
                                                                         Asset Management
                                                                         Securities, Inc. (formerly
                                                                         Counsellors Securities,
                                                                         Inc.) and Director/Trustee
                                                                         of various investment
                                                                         companies advised by
                                                                         Warburg Pincus Asset
                                                                         Management, Inc. until
                                                                         September 15, 1999; Prior
                                                                         to 1997, Managing Director
                                                                         of Warburg Pincus Asset
                                                                         Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg             Director      - Indefinite: until       Since 1974, Chairman,            16        Director, Moyco
 Moyco Technologies, Inc.                        successor is elected    Director and President,                  Technologies, Inc.
 200 Commerce Drive                              and qualified or        Moyco Technologies, Inc.
 Montgomeryville, PA 18936                       until his death,        (manufacturer of precision
 DOB: 3/24/34                                    resignation or          coated and industrial
                                                 removal.                abrasives); Since 1999,
                                                                         Director, Pennsylvania
                                               - 1991 to present         Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                               THE BEDFORD FAMILY
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                     TERM OF OFFICE   PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN          OTHER
     NAME, ADDRESS,             POSITION(S) HELD      AND LENGTH OF         DURING PAST           FUND COMPLEX       DIRECTORSHIPS
   AND DATE OF BIRTH                WITH FUND          TIME SERVED            5 YEARS              OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**              Director      - Indefinite: until       Since July 2002, Senior          16             None
 Oppenheimer & Company, Inc.                     successor is elected    Vice President and prior
 200 Park Avenue                                 and qualified or        thereto, Executive Vice
 New York, NY 10166                              until his death,        President of Oppenheimer &
 DOB:4/16/38                                     resignation or          Company, Inc. (formerly
                                                 removal.                Fahnestock & Co., Inc., a
                                                                         registered broker-dealer).
                                               - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**            Director      - Indefinite: until       Director of PFPC Inc. from       16             None
 400 Bellevue Parkway                            successor is elected    January 1987 to April 2002;
 Wilmington, DE 19809                            and qualified or        Chairman and Chief
 DOB: 9/25/38                                    until his death,        Executive Officer of PFPC
                                                 resignation or          Inc. until April 2002;
                                                 removal.                Executive Vice President of
                                                                         PNC Bank, National
                                               - August 2002 to          Association from October
                                                 present                 1981 to April 2002;
                                                                         Director of PFPC
                                                                         International Ltd.
                                                                         (financial services) from
                                                                         August 1993 to April 2002;
                                                                         Director of PFPC
                                                                         International (Cayman) Ltd.
                                                                         (financial services) from
                                                                         September 1996 to April
                                                                         2002, and Director of
                                                                         International Dollar
                                                                         Reserve Fund, Ltd. (Cayman
                                                                         mutual fund Company) from
                                                                         September 1993 to present;
                                                                         Governor of the Investment
                                                                         Company Institute
                                                                         (investment company
                                                                         industry trade
                                                                         organization) from July
                                                                         1996 to January 2002;
                                                                         Director of PNC Asset
                                                                         Management, Inc.
                                                                         (investment advisory) from
                                                                         September 1994 to March
                                                                         1998; Director of PNC
                                                                         National Bank from October
                                                                         1995 to November 1997;
                                                                         Director of Haydon Bolts,
                                                                         Inc. (bolt manufacturer)
                                                                         and Parkway Real Estate
                                                                         Company (subsidiary of
                                                                         Haydon Bolts, Inc.) since
                                                                         1984. Mr. Carnall provides
                                                                         consulting services from
                                                                         time to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                 President     - Indefinite: until       Certified Public                 N/A            N/A
 400 Bellevue Parkway               and          successor is elected.   Accountant; Vice Chairman
 4th Floor                       Treasurer                               of the Board, Fox Chase
 Wilmington, DE 19809                          - Since 1991 and 1988     Cancer Center; Trustee
 DOB: 6/29/24                                    respectively            Emeritus, Pennsylvania
                                                                         School for the Deaf;
                                                                         Trustee Emeritus,
                                                                         Immaculata University;
                                                                         President or Vice President
                                                                         and Treasurer of various
                                                                         investment companies
                                                                         advised by subsidiaries of
                                                                         PNC Bank Corp. from 1981 to
                                                                         1997; Managing General
                                                                         Partner, President and
                                                                         Treasurer of Chestnut
                                                                         Street Exchange Fund;
                                                                         Director of the Bradford
                                                                         Funds, Inc. from 1996 to
                                                                         2000.
------------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                    Secretary     - Indefinite: until       Since 2000, Vice President       N/A            N/A
 301 Bellevue Parkway                            successor is elected.   and Counsel, PFPC Inc.
 2nd Floor                                                               (financial services
 Wilmington, DE 19809                          - Since 2003              company); Associate,
 DOB: 1/27/68                                                            Stradley, Ronon, Stevens &
                                                                         Young, LLC (law firm) from
                                                                         1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested  Director" of the Company  because he owns shares of The PNC Financial  Services  Group,
   Inc. The investment adviser to the Company's Money Market Portfolio,  BlackRock  Institutional  Management  Corporation,  and the
   Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky  is  considered  an  "interested  Director"  of the  Company by virtue of his  position  as an officer of a  registered broker-dealer.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

CUSTOMER CARE

For questions regarding your ShareBuilder account please call 1-866-SHRBLDR (1-866-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are NOT able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

WRITTEN CORRESPONDENCE

Post Office Address: ShareBuilder - Bedford Shares of The RBB Money Market Portfolio
                     c/o ShareBuilder Securities Corporation
                     PO Box 1728
                     Bellevue, WA 98009

Street Address:      ShareBuilder - Bedford Shares of The RBB Money Market Portfolio
                     c/o ShareBuilder Securities Corporation
                     1445 - 120th Avenue Northeast
                     Bellevue, WA 98005





INVESTMENT COMPANY ACT FILE NO. 811-05518

================================================================================




                                   THE SANSOM
                                     STREET
                                     FAMILY




                             MONEY MARKET PORTFOLIO
















                                  Annual Report
                                 August 31, 2003

================================================================================

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                                 PRIVACY NOTICE



The SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o   Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 430-9618.

October 2003



                          NOT PART OF THE ANNUAL REPORT

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 2003


                                                       PAR
                                                      (000)          VALUE
                                                     -------     -------------

CERTIFICATES OF DEPOSIT--12.2%
DOMESTIC CERTIFICATES OF DEPOSIT--6.8%
Citibank N.A.
  1.080%, 11/04/03 ................................  $ 5,000     $  5,000,000
Washington Mutual Bank
  1.060%, 10/09/03 ................................   14,000       14,000,000
                                                                 ------------
                                                                   19,000,000
                                                                 ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--5.4%
Toronto Dominion Bank
  1.265%, 04/13/04 ................................    5,000        4,999,846
Westdeutsche Landesbank
  1.400%, 08/05/04 ................................   10,000       10,000,000
                                                                 ------------
                                                                   14,999,846
                                                                 ------------
     TOTAL CERTIFICATES OF DEPOSIT
       (Cost $33,999,846) .........................                33,999,846
                                                                 ------------
COMMERCIAL PAPER--28.8%
ASSET BACKED SECURITIES--18.3%
Amstel Funding Corp.
  1.090%, 11/04/03 ................................   15,867       15,836,253
Concord Minutemen Capital LLC.
  1.110%, 10/24/03 ................................   13,160       13,138,494
Crown Point Capital Co.
  1.060%, 10/10/03 ................................   13,000       12,985,072
Emerald Certificates
  1.200%, 09/04/03 ................................    4,000        3,999,600
Tannehill Capital LLC.
  1.100%, 11/14/03 ................................    5,000        4,988,694
                                                                 ------------
                                                                   50,948,113
                                                                 ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS--5.3%
General Electric Capital Corp.
  1.080%, 12/15/03 ................................    7,000        6,977,950
General Electric Capital Services
  1.260%, 09/24/03 ................................    8,000        7,993,560
                                                                 ------------
                                                                   14,971,510
                                                                 ------------
SUGAR & CONFECTIONARY PRODUCTS--5.2%
Nestle Capital Corp.
  1.120%, 10/02/03 ................................   14,500       14,486,016
                                                                 ------------
     TOTAL COMMERCIAL PAPER
       (Cost $80,405,639) .........................                80,405,639
                                                                 ------------

                                                       PAR
                                                      (000)          VALUE
                                                     -------     -------------

MUNICIPAL BONDS--2.7%
KENTUCKY--1.5%
Boone County Taxable IDR Refunding
  Bonds VRDN (Square D Company
  Project) Series 1994-B (Societe
  Generale LOC)+
  1.130%, 09/03/03 ................................  $ 4,200     $  4,200,000
                                                                 ------------
MISSISSIPPI--1.2%
Mississippi Business Finance Corp.
  IDR RB (Choctaw Foods, Inc.)
  Series 1995 (Rabobank)+
  1.100%, 09/03/03 ................................    3,400        3,400,000
                                                                 ------------
     TOTAL MUNICIPAL BONDS
       (Cost $7,600,000) ..........................                 7,600,000
                                                                 ------------
VARIABLE RATE OBLIGATIONS--26.4%
BANKS--21.7%
Canadian Imperial Bank of New
  York++
  1.058%, 09/02/03 ................................   10,000        9,999,606
HBOs Treasury Services P.L.C.++
  1.140%, 09/03/03 ................................      500          499,968
  1.140%, 09/05/03 ................................    1,287        1,286,837
  1.150%, 09/22/03 ................................      650          649,564
  1.270%, 09/24/03 ................................   10,000       10,000,000
National City Bank of Indiana++
  1.040%, 09/02/03 ................................   13,000       12,997,924
U.S. Bank N.A.++
  1.050%, 09/02/03 ................................   12,000       11,999,516
Wells Fargo Bank N.A.++
  1.040%, 09/16/03 ................................   13,000       13,000,000
                                                                 ------------
                                                                   60,433,415
                                                                 ------------
LIFE INSURANCE--4.7%
John Hancock Global Funding
  1.250%, 09/11/03 ................................    8,000        8,008,512
Metlife Global Funding
  1.110%, 09/29/03 ................................    5,000        5,000,000
                                                                 ------------
                                                                   13,008,512
                                                                 ------------
     TOTAL VARIABLE RATE OBLIGATIONS
       (Cost $73,441,927) .........................                73,441,927
                                                                 ------------


               See Accompanying Notes to Financial Statements.

                           THE SANSOM STREET FAMILY
                              THE RBB FUND, INC.
                            MONEY MARKET PORTFOLIO
                     STATEMENT OF NET ASSETS (CONCLUDED)
                               AUGUST 31, 2003


                                                       PAR
                                                      (000)          VALUE
                                                     -------     -------------

AGENCY OBLIGATIONS--18.3%
Federal Home Loan Bank
  4.875%, 04/16/04 ................................  $ 5,000     $  5,109,883
  1.400%, 05/14/04 ................................    3,000        3,000,000
Federal Home Loan Mortgage Corp.
  1.605%, 10/09/03 ................................    3,000        2,994,918
  1.060%, 10/30/03 ................................   13,000       12,977,416
Federal National Mortgage Assn.
  1.050%, 11/18/03 ................................   10,000        9,996,372
  5.125%, 02/13/04 ................................    5,000        5,084,557
  3.000%, 06/15/04 ................................    2,000        2,027,738
  1.200%, 08/13/04 ................................   10,000       10,000,000
                                                                 ------------
     TOTAL AGENCY OBLIGATIONS
       (Cost $51,190,884) .........................                51,190,884
                                                                 ------------
MEDIUM TERM NOTES--7.4%
Goldman Sachs Group, Inc.
  1.140%, 11/20/03 ................................   13,500       13,500,000
Monumental Global Funding
  6.950%, 10/01/03 ................................    7,000        7,031,883
                                                                 ------------
     TOTAL MEDIUM TERM NOTES
       (Cost $20,531,883) .........................                20,531,883
                                                                 ------------
MASTER NOTES--3.6%
SECURITY/BROKER/DEALER--3.6%
Morgan Stanley Mortgage Capital
  1.295%, 08/28/04 ................................   10,000       10,000,000
                                                                 ------------
     TOTAL MASTER NOTES
       (Cost $10,000,000) .........................                10,000,000
                                                                 ------------


                                                       PAR
                                                      (000)          VALUE
                                                     -------     -------------

REPURCHASE AGREEMENTS--0.4%
Morgan Stanley & Co. Inc.
  (Tri-Party Agreement dated
  08/29/03 to be repurchased at
  $1,100,120 collateralized by
  $1,106,271 U.S. Treasury Notes
  at a rate of 11.75% due 02/15/10
  Market Value of collateral is
  $1,124,011.)
  0.980%, 09/02/03 ................................  $ 1,100     $  1,100,000
                                                                 ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $1,100,000) ..........................                 1,100,000
                                                                 ------------
TOTAL INVESTMENTS AT VALUE--99.8%
  (Cost $278,270,179) .............................               278,270,179
                                                                 ------------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.2% ........................                   508,545
                                                                 ------------
NET ASSETS (Applicable to 80,408,258
  Bedford Shares, 198,366,044 Sansom Street
  shares and 800 other shares)--100.0% ............              $278,778,724
                                                                 ============

NET ASSET VALUE, Offering and
  Redemption Price Per Share
  ($278,778,724 / 278,775,102) ....................                     $1.00
                                                                        =====


+ Variable Rate Demand Note -- The interest rate shown is the rate as of August 31, 2003 and the maturity date shown is the longer of the next interest rate readjustment date or the date the principal amount shown can be recovered through demand.

++ Variable Rate Obligations -- The interest rate shown is the rate as of August
   31, 2003 and the maturity date shown is the next interest rate readjustment date or the maturity date.

INVESTMENT ABBREVIATIONS
IDR .......................Industrial Development Revenue
LOC .....................................Letter of Credit
RB ..........................................Revenue Bond
VRDN ...........................Variable Rate Demand Note


                 See Accompanying Notes to Financial Statements.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Investment Income
   Interest ...............................................      $ 3,857,910
                                                                 -----------
Expenses
   Investment advisory and administration fees ............        1,202,540
   Distribution fees ......................................          564,915
   Transfer agent fees ....................................           79,550
   Custodian fees .........................................           57,935
   Legal fees .............................................           57,088
   Audit fees .............................................           54,642
   Printing fees ..........................................           44,000
   Registration fees ......................................           24,300
   Directors' fees ........................................           17,155
   Insurance expense ......................................           14,559
   Service organization fees ..............................           11,461
                                                                 -----------
        Total Expenses ....................................        2,128,145

   Less fees waived .......................................         (729,986)
   Less expense reimbursement by advisor ..................          (39,272)
                                                                 -----------
        Net total expenses ................................        1,358,887
                                                                 -----------
Net investment income .....................................        2,499,023
                                                                 -----------
Realized gain on investments ..............................            3,622
                                                                 -----------
Net increase in net assets resulting from operations ......      $ 2,502,645
                                                                 ===========


                 See Accompanying Notes to Financial Statements.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                          FOR THE          FOR THE
                                                                        YEAR ENDED       YEAR ENDED
                                                                      AUGUST 31, 2003  AUGUST 31, 2002
                                                                      ---------------  ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income .........................................      $  2,499,023    $   14,819,708
  Net gain on investments .......................................             3,622           135,451
                                                                       ------------    --------------
  Net increase in net assets resulting from operations ..........         2,502,645        14,955,159
                                                                       ------------    --------------
Distributions to shareholders:
Dividends to shareholders from
  Net Investment Income:
    Bedford shares ..............................................          (377,857)       (6,602,799)
    Cash Preservation shares ....................................                --            (2,033)
    Bear Stearns shares .........................................                --            (7,224)
    Principal shares ............................................                --        (3,345,540)
    Sansom Street shares ........................................        (2,121,166)       (4,862,112)
Distributions to shareholders from
  Net realized short-term gains:
    Bedford shares ..............................................           (42,292)               --
    Sansom Street shares ........................................           (96,036)               --
                                                                       ------------    --------------

      Total distributions to shareholders .......................        (2,637,351)      (14,819,708)
                                                                       ------------    --------------
Net capital share transactions (See Note 3) .....................       (18,176,747)     (878,950,617)
                                                                       ------------    --------------
Total decrease in net assets ....................................       (18,311,453)     (878,815,166)
Net Assets:
  Beginning of year .............................................       297,090,177     1,175,905,343
                                                                       ------------    --------------
  End of year ...................................................      $278,778,724    $  297,090,177
                                                                       ============    ==============

                 See Accompanying Notes to Financial Statements.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                            FINANCIAL HIGHLIGHTS (A)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                            MONEY MARKET PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ..........   $   1.00         $   1.00          $   1.00         $   1.00         $   1.00
                                                --------         --------          --------         --------         --------
Income from investment operations:
   Net investment income ....................     0.0114           0.0209            0.0511           0.0560           0.0473
   Net gains on securities ..................     0.0005               --                --               --               --
                                                --------         --------          --------         --------         --------
     Total net income from investment
       operations ...........................     0.0119           0.0209            0.0511           0.0560           0.0473
                                                --------         --------          --------         --------         --------
Less distributions
   Dividends (from net investment income) ...    (0.0114)         (0.0209)          (0.0511)         (0.0560)         (0.0473)
   Distributions (from capital gains) .......    (0.0005)              --                --               --               --
                                                --------         --------          --------         --------         --------
     Total distributions ....................    (0.0119)         (0.0209)          (0.0511)         (0.0560)         (0.0473)
                                                --------         --------          --------         --------         --------
Net asset value, end of year ................   $   1.00         $   1.00          $   1.00         $   1.00         $   1.00
                                                ========         ========          ========         ========         ========
     Total Return ...........................      1.21%            2.11%             5.23%            5.75%            4.83%

Ratios/Supplemental Data
   Net assets, end of year (000) ............   $198,373         $244,212          $201,632         $326,745         $841,887
   Ratios of expenses to average
     net assets(b) ..........................       .30%             .49%              .49%             .49%             .49%
   Ratios of net investment income to
     average net assets .....................      1.14%            2.10%             5.23%            5.42%            4.73%

(a)  Financial highlights relate solely to the Sansom Street Class of shares within this portfolio.

(b)  Without the waiver of advisory fees and  reimbursement of certain operating  expenses,  the ratios of expenses to average net assets for the Money Market  Portfolio  would have been .57% for the year ended August 31, 2003 and .64%,  .61%, .61%
     and .62% for the years ended August 31, 2002, 2001, 2000 and 1999, respectively.


                 See Accompanying Notes to Financial Statements.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003


NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Fund") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen active investment portfolios, including the Sansom Street Money Market Portfolio ("Portfolio"), which comprises the RBB family of funds.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion shares are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

              A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

              B) SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the RBB family of funds (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

              C) DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All distributions from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

              D) FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BlackRock Institutional Management Corp. ("BIMC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and as administrator for the Money Market Portfolio. For the Money Market Portfolio, BIMC and PFPC Inc. ("PFPC") have entered into a delegation agreement, wherein PFPC has agreed to perform Administration and Accounting services for an annual fee of .10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:


        PORTFOLIO                                   ANNUAL RATE
     ------------------------------         ---------------------------------------------------
     Money Market Portfolio                 .45% of first $250 million of net assets;
                                            .40% of next $250 million of net assets;
                                            .35% of net assets in excess of $500 million.

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for this Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2003, advisory fees and waivers for the investment portfolio were as follows:

                                      GROSS                             NET
                                    ADVISORY                         ADVISORY
                                      FEE             WAIVER           FEE
                                   ----------       ----------       --------
     Money Market Portfolio        $1,194,581       $(723,593)       $470,988

     As of August 31, 2003, the Money Market Portfolio owed BIMC $18,924 in advisory fees.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of the RBB based on the Portfolio's average net assets as a percentage of the total RBB Fund, Inc. net assets. The Money Market Portfolio portion of this fee for the period June 1, 2003 to August 31, 2003 was $7,959.

     The investment advisor/administrator may voluntarily waive and/or reimburse the Portfolio for the amount, if any, by which the total operating and management expenses exceed the expense cap. For the year ended August 31, 2003, the expense caps were as follows:

     PORTFOLIO                       CLASS OF SHARES            EXPENSE CAP
     ----------                     ----------------------    ------------------
     Money Market Portfolio          Bedford                       .97%
                                     Sansom Street                 .20%

     Effective January 7, 2003, the Money Market Portfolio expense caps for the Bedford Class and Sansom Street Class changed from 1.00% to .97% and .49% to ..20%, respectively.

     Reimbursed expenses for the year ended August 31, 2003 were $39,272 for the Money Market Portfolio.

     The Fund, on behalf of each class of shares within the investment portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. The Fund has entered into a Distribution Contract with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

     The plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to .65% on an annualized basis for the Bedford Class and up to .20% on an annualized basis for the Sansom Street Class.

     For the year ended August 31, 2003, distribution fees paid to PFPC Distributors for each class were as follows:

                                                                  DISTRIBUTION
                                                                       FEE
                                                                    ----------

                      Money Market Portfolio
                          Bedford Class                             $533,380
                          Sansom Street Class                         31,535
                                                                    --------
                              Total Money Market Portfolio          $564,915
                                                                    ========

     PFPC serves as each class's transfer and dividend disbursing agent. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2003, transfer agency fees and waivers for each class of shares within the investment portfolio were as follows:


                                                         GROSS                                            NET
                                                    TRANSFER AGENCY                                TRANSFER AGENCY
                                                         FEE                     WAIVER                   FEE
                                                   -----------------           ----------        -------------------
     Money Market Portfolio
         Bedford Class                                   $62,000                $(6,393)               $55,607
         Sansom Street Class                              17,550                     --                 17,550
                                                         -------                -------                -------
              Total Money Market Portfolio               $79,550                $(6,393)               $73,157
                                                         =======                =======                =======

     PFPC Trust Co. serves as custodian for the Fund's Portfolio. As compensation for such custodial services, PFPC Trust Co. is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:


          PORTFOLIO                                           ANNUAL RATE
     -------------------------------              -----------------------------------------------------
     Money Market Portfolio                       .025% of first $50 million of gross assets;
                                                  .020% of next $50 million of gross assets;
                                                  .015% of gross assets in excess of $100 million.

     The Fund has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of .10% of the daily net asset value of such shares. For the year ended August 31, 2003, service organization fees were $11,461 for the Money Market Portfolio.

     As of August 31, 2003, the Money Market Portfolio owed PFPC and its affiliates $61,311 for their services.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:


                                                                     MONEY MARKET PORTFOLIO
                                                              ------------------------------------
                                                                   FOR THE             FOR THE
                                                                 YEAR ENDED          YEAR ENDED
                                                               AUGUST 31, 2003     AUGUST 31, 2002
                                                              ----------------    ----------------
                                                                    VALUE               VALUE
                                                              ---------------     ----------------
     Shares sold:
         Bedford Class                                        $   312,708,677     $   574,531,230
         Cash Preservation Class***                                        --              81,222
         Bear Stearns Class*                                               --          13,403,021
         Principal Class**                                                 --         339,878,249
         Sansom Street Class                                    1,864,927,379       1,682,808,874
                                                              ---------------     ---------------
            Total Shares Sold                                   2,177,636,056       2,610,702,596
     Shares issued on reinvestment of dividends:
         Bedford Class                                                430,446           7,167,536
         Cash Preservation Class***                                        --               2,178
         Bear Stearns Class*                                               --               7,224
         Principal Class**                                                 --           3,597,374
         Sansom Street Class                                          172,379             312,927
                                                              ---------------     ---------------
            Total Shares Reinvested                                   602,825          11,087,239
     Shares repurchased:
         Bedford Class                                           (285,586,385)     (1,205,804,868)
         Cash Preservation Class***                                        --            (277,939)
         Bear Stearns Class*                                               --         (13,410,245)
         Principal Class**                                                 --        (640,588,392)
         Sansom Street Class                                   (1,910,829,243)     (1,640,659,008)
                                                              ---------------     ---------------
            Total Shares Repurchased                           (2,196,415,628)     (3,500,740,452)
                                                              ---------------     ---------------
     Net decrease                                             $   (18,176,747)    $  (878,950,617)
                                                              ===============     ===============
     Sansom Street Shares authorized                            1,500,000,000       1,500,000,000
                                                              ===============     ===============

*    The Bear Stearns Class of shares began operations on November 28, 2001, and was liquidated
     June 28, 2002.
**   The Principal Class of shares was liquidated on March 25, 2002.
***  The Cash Preservation Class of shares was liquidated on April 30, 2002.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2003


NOTE 4. NET ASSETS

     At August 31, 2003, net assets consisted of the following:



                                                               MONEY MARKET
                                                                 PORTFOLIO
                                                               ------------
Paid-in capital                                                $278,775,102
Accumulated net realized gain/(loss) on investments                   3,622
                                                               ------------
   Total net assets                                            $278,778,724
                                                               ============

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2003


NOTE 5. OTHER FINANCIAL HIGHLIGHTS

     The Fund currently offers one other class of shares representing interest in the Money Market Portfolio: Bedford. The Bedford Class is marketed to different types of investors. Additional information regarding the Bedford shares is available in its annual report. The financial highlights of the Bedford Class are as follows:



THE BEDFORD FAMILY (A)

                                                                         MONEY MARKET PORTFOLIO
                                           ------------------------------------------------------------------------------------
                                               FOR THE          FOR THE          FOR THE          FOR THE           FOR THE
                                                YEAR             YEAR             YEAR             YEAR              YEAR
                                                ENDED            ENDED            ENDED            ENDED             ENDED
                                           AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000   AUGUST 31, 1999
                                           ---------------  ---------------  ---------------  ---------------   ---------------
Net asset value, beginning of year .......     $   1.00         $   1.00        $   1.00         $   1.00          $   1.00
                                               --------         --------        --------         --------          --------
Income from investment operations:
   Net investment income .................       0.0046           0.0157          0.0460           0.0512            0.0425
   Net gains on securities ...............       0.0005               --              --               --                --
                                               --------         --------        --------         --------          --------
     Total from investment
       operations ........................       0.0051           0.0157          0.0460           0.0512            0.0425
                                               --------         --------        --------         --------          --------
Less distributions
   Dividends (from net investment
     income) .............................      (0.0046)         (0.0157)        (0.0460)         (0.0512)          (0.0425)
   Distributions (from capital gains) ....      (0.0005)              --              --               --                --
                                               --------         --------        --------         --------          --------
     Total distributions .................      (0.0051)         (0.0157)        (0.0460)         (0.0512)          (0.0425)
                                               --------         --------        --------         --------          --------
Net asset value, end of year .............     $   1.00         $   1.00        $   1.00         $   1.00          $   1.00
                                               ========         ========        ========         ========          ========
Total Return .............................        0.53%            1.59%           4.70%            5.24%             4.34%

Ratios /Supplemental Data
   Net assets, end of year (000) .........     $ 80,406         $ 52,878        $676,964         $423,977          $360,123
   Ratios of expenses to average
     net assets(b) .......................         .98%            1.00%           1.00%             .97%              .97%
   Ratios of net investment income
     to average net assets ...............         .46%            1.75%           4.46%            5.15%             4.25%

(a)  Financial Highlights relate solely to the Bedford Class of shares within this Portfolio.

(b)  Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.30%, for the year ended August 31, 2003 and 1.25%, 1.19%, 1.05% and 1.08% for the years ended August 31, 2002, 2001, 2000 and 1999, respectively.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                  TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN       OTHER
   NAME, ADDRESS,            POSITION(S) HELD      AND LENGTH OF               DURING PAST           FUND COMPLEX    DIRECTORSHIPS
   AND DATE OF BIRTH             WITH FUND          TIME SERVED                  5 YEARS              OVERSEEN BY  HELD BY DIRECTOR
                                                                                                      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky               Director      - Indefinite: until       Since 1969, Director and         16      Director, Comcast
 Comcast Corporation                             successor is elected    Vice Chairman, Comcast                   Corporation.
 1500 Market Street, 35th Fl.                    and qualified or        Corporation (cable
 Philadelphia, PA 19102                          until his death,        television and
 DOB: 7/16/33                                    resignation or          communications); Director,
                                                 removal.                NDS Group PLC (provider of
                                                                         systems and applications
                                               - 1988 to present         for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                Director      - Indefinite: until       Since 2000, Vice President,      16             None
 333 Cottman Avenue                              successor is elected    Fox Chase Cancer Center
 Philadelphia, PA 19111                          and qualified or        (biomedical research and
 DOB: 12/06/35                                   until his death,        medical care); prior to
                                                 resignation or          2000, Executive Vice
                                                 removal.                President, Fox Chase Cancer
                                                                         Center.
                                               - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman              Director      - Indefinite: until       Since December 2000,             16             None
 106 Pierrepont Street                           successor is elected    Director, Gabelli Partners,
 Brooklyn, NY 11201                              and qualified or        L.P. (an investment
 DOB: 5/21/48                                    until his death,        partnership); Chief
                                                 resignation or          Operating Officer and
                                                 removal.                member of the Board of
                                                                         Directors of Outercurve
                                               - 1991 to present         Technologies (wireless
                                                                         enabling services) until
                                                                         April 2001; Chief Operating
                                                                         Officer and member of the
                                                                         Executive Operating
                                                                         Committee of Warburg Pincus
                                                                         Asset Management, Inc.;
                                                                         Executive Officer and
                                                                         Director of Credit Suisse
                                                                         Asset Management
                                                                         Securities, Inc. (formerly
                                                                         Counsellors Securities,
                                                                         Inc.) and Director/Trustee
                                                                         of various investment
                                                                         companies advised by
                                                                         Warburg Pincus Asset
                                                                         Management, Inc. until
                                                                         September 15, 1999; Prior
                                                                         to 1997, Managing Director
                                                                         of Warburg Pincus Asset
                                                                         Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg             Director      - Indefinite: until       Since 1974, Chairman,            16        Director, Moyco
 Moyco Technologies, Inc.                        successor is elected    Director and President,                  Technologies, Inc.
 200 Commerce Drive                              and qualified or        Moyco Technologies, Inc.
 Montgomeryville, PA 18936                       until his death,        (manufacturer of precision
 DOB: 3/24/34                                    resignation or          coated and industrial
                                                 removal.                abrasives); Since 1999,
                                                                         Director, Pennsylvania
                                               - 1991 to present         Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                     TERM OF OFFICE   PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               POSITION(S) HELD      AND LENGTH OF         DURING PAST           FUND COMPLEX       DIRECTORSHIPS
   AND DATE OF BIRTH                WITH FUND          TIME SERVED            5 YEARS              OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**              Director      - Indefinite: until       Since July 2002, Senior          16             None
 Oppenheimer & Company, Inc.                     successor is elected    Vice President and prior
 200 Park Avenue                                 and qualified or        thereto, Executive Vice
 New York, NY 10166                              until his death,        President of Oppenheimer &
 DOB:4/16/38                                     resignation or          Company, Inc. (formerly
                                                 removal.                Fahnestock & Co., Inc., a
                                                                         registered broker-dealer).
                                               - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**            Director      - Indefinite: until       Director of PFPC Inc. from       16             None
 400 Bellevue Parkway                            successor is elected    January 1987 to April 2002;
 Wilmington, DE 19809                            and qualified or        Chairman and Chief
 DOB: 9/25/38                                    until his death,        Executive Officer of PFPC
                                                 resignation or          Inc. until April 2002;
                                                 removal.                Executive Vice President of
                                                                         PNC Bank, National
                                               - August 2002 to          Association from October
                                                 present                 1981 to April 2002;
                                                                         Director of PFPC
                                                                         International Ltd.
                                                                         (financial services) from
                                                                         August 1993 to April 2002;
                                                                         Director of PFPC
                                                                         International (Cayman) Ltd.
                                                                         (financial services) from
                                                                         September 1996 to April
                                                                         2002, and Director of
                                                                         International Dollar
                                                                         Reserve Fund, Ltd. (Cayman
                                                                         mutual fund Company) from
                                                                         September 1993 to present;
                                                                         Governor of the Investment
                                                                         Company Institute
                                                                         (investment company
                                                                         industry trade
                                                                         organization) from July
                                                                         1996 to January 2002;
                                                                         Director of PNC Asset
                                                                         Management, Inc.
                                                                         (investment advisory) from
                                                                         September 1994 to March
                                                                         1998; Director of PNC
                                                                         National Bank from October
                                                                         1995 to November 1997;
                                                                         Director of Haydon Bolts,
                                                                         Inc. (bolt manufacturer)
                                                                         and Parkway Real Estate
                                                                         Company (subsidiary of
                                                                         Haydon Bolts, Inc.) since
                                                                         1984. Mr. Carnall provides
                                                                         consulting services from
                                                                         time to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested  Director" of the Company  because he owns shares of The PNC Financial  Services  Group,
   Inc. The investment adviser to the Company's Money Market Portfolio,  BlackRock  Institutional  Management  Corporation,  and the
   Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky  is  considered  an  "interested  Director"  of the  Company by virtue of his  position  as an officer of a  registered broker-dealer.

                            THE SANSOM STREET FAMILY
                               THE RBB FUND, INC.
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                     TERM OF OFFICE   PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               POSITION(S) HELD      AND LENGTH OF         DURING PAST           FUND COMPLEX       DIRECTORSHIPS
   AND DATE OF BIRTH                WITH FUND          TIME SERVED            5 YEARS              OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                 President     - Indefinite: until       Certified Public                 N/A            N/A
 400 Bellevue Parkway               and          successor is elected.   Accountant; Vice Chairman
 4th Floor                       Treasurer                               of the Board, Fox Chase
 Wilmington, DE 19809                          - Since 1991 and 1988     Cancer Center; Trustee
 DOB: 6/29/24                                    respectively            Emeritus, Pennsylvania
                                                                         School for the Deaf;
                                                                         Trustee Emeritus,
                                                                         Immaculata University;
                                                                         President or Vice President
                                                                         and Treasurer of various
                                                                         investment companies
                                                                         advised by subsidiaries of
                                                                         PNC Bank Corp. from 1981 to
                                                                         1997; Managing General
                                                                         Partner, President and
                                                                         Treasurer of Chestnut
                                                                         Street Exchange Fund;
                                                                         Director of the Bradford
                                                                         Funds, Inc. from 1996 to
                                                                         2000.
------------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                    Secretary     - Indefinite: until       Since 2000, Vice President       N/A            N/A
 301 Bellevue Parkway                            successor is elected.   and Counsel, PFPC Inc.
 2nd Floor                                                               (financial services
 Wilmington, DE 19809                          - Since 2003              company); Associate,
 DOB: 1/27/68                                                            Stradley, Ronon, Stevens &
                                                                         Young, LLC (law firm) from
                                                                         1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996





This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for the distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                               [GRAPHIC OMITTED]
                             n/i NUMERIC INVESTORS
                              Emerging Growth Fund

                               [GRAPHIC OMITTED]
                             n/i NUMERIC INVESTORS
                                   Growth Fund

                               [GRAPHIC OMITTED]
                             n/i NUMERIC INVESTORS
                                  Mid Cap Fund

                               [GRAPHIC OMITTED]
                             n/i NUMERIC INVESTORS
                              Small Cap Value Fund



                                  Annual Report
                                 August 31, 2003

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
                                ADVISER'S REPORT

October 15, 2003


Dear Shareholder:


We are pleased to provide you with the 2003 Annual Report on the performance of the N/I NUMERIC INVESTORS FAMILY OF FUNDS (each, a "Fund" and collectively, the "Funds") for the fiscal year ended August 31, 2003.

The table below compares the returns of our four Funds with the returns of their benchmarks over several periods of interest.


TOTAL RETURNS


                                                                                             AVERAGE
                                                                                             ANNUAL          AVERAGE
                                 SIX MONTHS         SIX MONTHS           ONE YEAR          FIVE YEARS         ANNUAL
                                    ENDED              ENDED               ENDED              ENDED        RETURN SINCE
                              FEBRUARY 28, 2003   AUGUST 31, 2003     AUGUST 31, 2003    AUGUST 31, 2003    INCEPTION*
                              -----------------   ---------------     ---------------    ---------------   ------------
EMERGING GROWTH FUND               (4.23)%            +39.79%             +33.87%             +19.04%         +15.93%
Russell 2000 Growth Index          (5.55)%            +42.83%             +34.90%              +5.29%          +0.14%
DIFFERENCE                          +1.32%            (3.04)%             (1.03)%             +13.75%         +15.79%

GROWTH FUND                        (5.62)%            +34.70%             +27.12%             +11.75%          +7.42%
Russell 2500 Growth Index          (4.38)%            +39.74%             +33.62%              +8.46%          +3.31%
DIFFERENCE                         (1.24)%            (5.04)%             (6.50)%              +3.29%          +4.11%

MID CAP FUND                       (8.02)%            +26.87%             +16.70%             +10.11%         +10.91%
S&P MidCap 400 Index               (7.79)%            +28.38%             +18.39%             +14.32%         +12.58%
Russell Mid Cap Index**            (5.29)%            +28.72%             +21.92%              +9.70%          +9.45%
DIFFERENCE (S&P MIDCAP
400 INDEX)                         (0.23)%            (1.51)%             (1.69)%             (4.21)%         (1.67)%

SMALL CAP VALUE FUND               (8.87)%            +32.24%             +20.51%               N.A.          +19.17%
Russell 2000 Value Index           (8.50)%            +35.17%             +23.68%               N.A.          +10.29%
DIFFERENCE                         (0.37)%            (2.93)%             (3.17)%               N.A.           +8.88%

----------
 * Inception Dates: June 3, 1996 for all Funds except Small Cap Value Fund, which launched on November 30, 1998.
** This is not a benchmark of the Fund. Results of index performance are shown for general comparative purposes.

All four of our Funds produced substantial positive returns in the six-month period ended August 31, 2003. All four Funds returned between +16.70% and +33.87% for the full fiscal year ended August 31st. This is a sharp turnaround from the period from September 1, 2002 through February 28, 2003 (the first half of the Funds' fiscal year) when all of the Funds lost percentage points, and from the prior three years, when three of the four Funds produced sharply negative returns as the "New Economy Bubble" popped. Our semi-annual report letter dated March 31st focused on the market's terrible performance and its many worries as of early March--ranging from the invasion of Iraq to the quality of reported earnings to the potential for a serious, post-Bubble deflation that would destroy corporate earnings power. Now, six months later, the market has reduced these fears and steadily increased, with all four Funds posting positive returns. In fact, the market, as measured by the S&P 500 Index, posted positive returns in all six months ended August 31st, an unbroken string not seen since late 1997/early 1998.

A number of factors contributed to the success of your Funds during the past year. Among these was the risk-controlled stock selection approach to investing that we, as your adviser, employ. You will recall that even though we always like to have strong positive absolute performance, our primary focus is how well each Fund does against its respective benchmark. Our performance was due to an active stock selection process, where we essentially held sector neutral portfolio weights relative to the respective benchmark economic sector weights. In this regard, we sought to maintain sector weights that were within a couple of percentage points of those in the benchmark. Additionally, any stock holding in a portfolio was limited to approximately 2% of a Fund's overall weight. This bottom-up selection process was based upon our internally-developed quantitative models. As you know, company financial characteristics such as quality of earnings and analysts estimate revisions were combined in our portfolio construction process. Other factors that impacted total performance in the past year were the strength of growth stocks over value stocks, the vigor of small stocks vs. large stocks, and the preference for stocks over bonds in the marketplace.

We are very pleased to report that over both the most recent six month period and for the full fiscal year, all nine economic sectors appreciated in value across all of the Funds. The Technology and Consumer-related sectors generally led the upward charge, while in most cases the lagging sectors were Basic Industries and Energy. We believe this performance resulted from a combination of the sector's total return and the amount of capital allocated to each sector, which is tightly controlled relative to each Fund's benchmark.

Considering each Fund separately, the following table summarizes which sectors made the largest contribution to the total return during the six-month period and for the fiscal year ended August 31, 2003.


                        LARGEST CONTRIBUTING                       LARGEST CONTRIBUTING
                              SECTORS,                                   SECTORS,
                          (SIX MONTHS ENDED         SECTOR'S        (FISCAL YEAR ENDED        SECTOR'S
       FUND               AUGUST 31, 2003)           RETURN          AUGUST 31, 2003)          RETURN
---------------        ----------------------       --------      ----------------------      --------
Emerging Growth        Technology/Consumer            46.3%       Technology/Consumer            58.7%
                       Non-Cyclicals                  36.2%       Non-Cyclicals                  30.1%
Growth                 Technology/Consumer            42.8%       Technology/Consumer            47.1%
                       Non-Cyclicals                  28.8%       Non-Cyclicals                  26.7%
Mid Cap                Technology/Consumer            46.9%       Technology/Consumer            44.3%
                       Non-Cyclicals                  24.7%       Cyclicals                      30.1%
Small Cap Value        Consumer Cyclicals/            35.6%       Consumer Cyclicals/            33.1%
                       Financials                     26.8%       Financials                     20.2%

For the Emerging Growth Fund, at the individual security level, the wireless network services company, Wireless Facilities, Inc. (+73bps contribution to the Fund's total return), and the medical products company, ALARIS Medical Systems, Inc. (+70bps) were among the largest contributors to the Fund's return during the fiscal year. The largest detractors to return included PracticeWorks, Inc. (-46bps), the information management technology provider for dentists, and Alliance Imaging, Inc. (-37bps), the medical diagnostic imaging services company.

The strong  performers  in the  Growth  Fund for the fiscal  year  included  the telecommunications equipment company, UTStarcom, Inc. (+101bps), and the internet service provider, United Online, Inc. (+68bps). The largest declining positions in the Growth Fund were Activision, Inc. (-56bps), the entertainment software company, and GameStop Corp. (-35bps), the video game retailer.

The largest contributors to the Mid Cap Fund's return were the antivirus and internet security software company, Symantec Corp. (+99bps), and the lottery services company GTECH Holdings Corp. (+74bps). The largest detractors to performance were Activision, Inc. (-70bps), and CMS Energy Corp. (-63bps), the electric and gas utility.

Lastly, the best performing investments for the Small Cap Value Fund over the fiscal year included the mortgage bank, Flagstar Bancorp, Inc. (+84bps) and the consumer specialty finance company, Cash America International, Inc. (+74bps). During the fiscal year the positions which lost the most value for the Fund included Intermet Corp. (-66bps), the automotive components and metal producer, and Kindred Healthcare, Inc. (-50bps), the nursing home operator.

In light of the market's volatility, there are still some important steps we can take to improve our chances of long-term success and meeting our investment objectives. Two of the steps we have taken to improve our chances of success include monitoring our cost of trading and limiting the assets in our Funds to levels that will not prompt huge transaction costs that consume all or most of the excess returns of our stock-selection models.

For our more popular Funds, in the less liquid domain of smaller cap stocks (our Emerging Growth and Small Cap Value Funds), we have found it necessary to close these Funds to preserve their trading agility. Closing a popular fund that is experiencing substantial inflows might be seen as rude and certainly not in our own self-interest, in the short-term at least, because we turn away the opportunity to earn more fees on higher assets. However, we close funds when they are most in demand because the failure to do so is to risk taking on too many assets to manage. We care more about the success of the assets already in the Funds than about the additional assets that cannot come in for two reasons. First, we think that we must care more for existing clients because we must act in their interest. Second, we believe that were we to succumb to the momentary opportunity to take in more assets and then discover that we could not add as much value on the expanded asset base, it would be only a matter of time before all of our clients, existing and new, took their money to better opportunities. In the long-term, our ability to say no is in our interest as well as in existing investors' interests.

On May 27th, we placed a "soft close" on the Small Cap Value Fund such that only existing investors could add to their positions. On July 10th, we were forced to place a "hard close" on this Fund because new money continued to flow in from existing investors and assets reached the maximum level we felt we could confidently manage. Now that the Fund is closed to any further inflows, assets will probably shrink relative to the level of the market and overall liquidity, meaning that we should be able to re-open this Fund at some point in the future. Similarly, our Emerging Growth Fund has a "soft close" and has had a "hard close" at times in the past.

We are grateful for the confidence you have shown in Numeric Investors L.P.(R) and our investment strategies by placing a portion of your wealth with us to manage in our family of mutual funds. We wish that we never had to turn away an existing "friend of the firm" (a.k.a. mutual fund shareholder) because we ran out of capacity. Nonetheless, we must do so at times to take the best care of existing shareholders, and we hope that in your role as an existing investor, you will not think less of us if we cannot let you add to your investment.

Thank you for your interest and confidence over the past year.



Sincerely,


/s/ L. B. WHEELER

Langdon B. Wheeler, CFA
President and Chief Investment Officer
Numeric Investors L.P.(R)


----------
Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, the domestic market, industry and economic trends and developments and government regulation and their potential impact on each Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated or implied. The Funds have no obligation to update or revise forward-looking statements.

Performance results do not reflect the deduction of taxes that a shareholder would pay on a Fund's distributions. On the accompanying line charts and total return tables found on pages 5 through 8, the returns of each Fund assumes reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS


                              EMERGING GROWTH FUND

             Comparison of Change in Value of $10,000 Investment in
 N/I NUMERIC INVESTORS Emerging Growth Fund(1)(2) vs. Russell 2000 Growth Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Emerging                 Russell 2000
                       Growth Fund               Growth Index
                       -----------               ------------
6/3/96                 $10,000.00                $10,000.00
8/31/96                  9,725.00                  8,815.78
11/30/96                11,392.00                  9,116.86
2/28/97                 11,426.00                  8,951.58
5/31/97                 12,194.00                  9,459.02
8/31/97                 15,405.00                 10,588.80
11/30/97                15,547.00                 10,490.90
2/28/98                 16,354.00                 11,272.10
5/31/98                 16,188.60                 10,958.10
8/31/98                 12,209.80                  7,803.93
11/30/98                16,225.30                  9,745.00
2/28/99                 16,109.00                 10,089.00
5/31/99                 17,588.80                 11,372.80
8/31/99                 19,058.10                 11,167.80
11/30/99                20,974.70                 12,908.80
2/29/00                 27,971.00                 18,544.10
5/31/00                 24,620.10                 13,612.10
8/31/00                 29,429.10                 15,531.90
11/30/00                22,517.80                 11,099.70
2/28/01                 22,942.30                 10,987.00
5/31/01                 24,381.90                 11,470.50
8/31/01                 23,496.00                 10,105.00
11/30/01                23,034.60                 10,065.20
2/28/02                 23,828.20                  9,644.14
5/31/02                 25,378.60                  9,655.97
8/31/02                 21,797.90                  7,475.47
11/30/02                22,296.30                  8,008.63
2/28/03                 20,875.10                  7,060.34
5/31/03                 24,954.10                  8,729.66
8/31/03                 29,180.80                 10,084.60

           Past performance is not predictive of future performance.

--------------------------------------------------
                                Value on
                            August 31, 2003
                            ---------------

Emerging Growth Fund            $29,181
Russell 2000 Growth Index       $10,085
--------------------------------------------------

--------------------------------------------------------------------------------
                                  Total Returns

                                                        AVERAGE ANNUAL
                                                --------------------------------
                             ONE YEAR ENDED     FIVE YEARS ENDED       SINCE
                             AUGUST 31, 2003     AUGUST 31, 2003   INCEPTION (3)
                             ---------------     ---------------   -------------
Emerging Growth Fund             33.87%               19.04%           15.93%
Russell 2000 Growth Index        34.90%                5.29%            0.14%
--------------------------------------------------------------------------------

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include the effect of fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers or assumption of fees and expenses. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2003.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   GROWTH FUND

             Comparison of Change in Value of $10,000 Investment in
      N/I NUMERIC INVESTORS Growth Fund(1)(2) vs. Russell 2500 Growth Index

                                   Russell 2500
                 Growth Fund       Growth Index
                 -----------       ------------
6/3/96           $10,000.00        $10,000.00
8/31/96            9,867.00          9,144.23
11/30/96          10,925.00          9,672.72
2/28/97           10,575.00          9,572.28
5/31/97           11,384.00         10,059.70
8/31/97           13,585.00         11,326.70
11/30/97          13,402.00         11,195.70
2/28/98           13,754.00         11,953.80
5/31/98           13,111.50         11,707.00
8/31/98            9,640.78          8,434.27
11/30/98          11,930.90         10,489.80
2/28/99           12,039.70         10,872.50
5/31/99           13,385.20         12,413.50
8/31/99           14,730.60         12,738.50
11/30/99          16,998.70         15,044.10
2/29/00           23,591.20         22,342.20
5/31/00           20,132.70         16,929.20
8/31/00           24,027.40         19,890.30
11/3000           16,929.40         14,128.40
2/28/01           15,982.40         13,511.00
5/31/01           16,579.80         14,248.80
8/31/01           15,268.50         12,599.30
11/30/01          15,079.10         12,683.20
2/28/02           15,254.00         12,016.00
5/31/02           15,807.60         11,920.20
8/31/02           13,214.30          9,477.83
11/30/02          13,287.10         10,126.10
2/28/03           12,471.20          9,062.90
5/31/03           14,714.90         11,041.50
8/31/03           16,798.30         12,664.10

           Past performance is not predictive of future performance.

--------------------------------------------------
                                  Value On
                               August 31, 2003
                               ---------------
Growth Fund                        $16,798
Russell 2500 Growth Index          $12,664
--------------------------------------------------

--------------------------------------------------------------------------------
                                 Total Returns

                                                       AVERAGE ANNUAL
                                              ----------------------------------
                          ONE YEAR ENDED      FIVE YEARS ENDED         SINCE
                          AUGUST 31, 2003     AUGUST 31, 2003      INCEPTION (3)
                          ---------------     ----------------     -------------
Growth Fund                    27.12%              11.75%              7.42%
Russell 2500 Growth Index      33.62%               8.46%              3.31%
--------------------------------------------------------------------------------

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include the effect of fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers or assumption of fees and expenses. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2003.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS


                                  MID CAP FUND

             Comparison of Change in Value of $10,000 Investment in
        N/I NUMERIC INVESTORS Mid Cap Fund(1)(2) vs. S&P MidCap 400 Index

                                    S&P MidCap
                Mid Cap Fund        400 Index
                ------------       -----------
3-Jun-96         $10,000.00        $10,000.00
31-Aug-96          9,633.00          9,713.02
30-Nov-96         11,158.00         10,738.20
28-Feb-97         11,334.00         11,061.90
31-May-97         12,397.00         11,814.80
31-Aug-97         14,364.00         13,333.30
30-Nov-97         14,732.00         13,687.60
28-Feb-98         16,232.00         15,103.50
31-May-98         16,684.70         15,350.20
31-Aug-98         13,076.40         12,084.40
30-Nov-98         15,492.00         15,108.60
28-Feb-99         16,127.80         15,421.30
31-May-99         18,002.70         17,177.30
31-Aug-99         18,518.00         17,105.10
30-Nov-99         19,355.20         18,336.10
29-Feb-00         20,491.50         20,198.70
31-May-00         21,665.30         20,862.10
31-Aug-00         24,000.40         23,903.20
30-Nov-00         20,722.90         21,204.10
28-Feb-01         20,783.10         22,003.80
31-May-01         21,521.10         23,141.70
31-Aug-01         19,819.30         21,962.50
30-Nov-01         19,243.10         21,576.40
28-Feb-02         20,408.90         22,601.30
31-May-02         21,181.10         23,697.50
31-Aug-02         18,137.90         19,935.10
30-Nov-02         17,811.80         20,229.70
28-Feb-03         16,683.30         18,383.50
31-May-03         19,489.30         21,529.90
31-Aug-03         21,166.80         23,600.60

           Past performance is not predictive of future performance.

-----------------------------------------------
                           Value on
                       August 31, 2003
                       ---------------
Mid Cap Fund               $21,167
S&P MidCap 400 Index       $23,601
-----------------------------------------------

--------------------------------------------------------------------------------
                                 Total Returns

                                                        AVERAGE ANNUAL
                                              ---------------------------------

                            ONE YEAR ENDED    FIVE YEARS ENDED        SINCE
                            AUGUST 31, 2003   AUGUST 31, 2003     INCEPTION (3)
                            ---------------   ---------------     -------------
Mid Cap Fund                      16.70%           10.11%             10.91%
S&P MidCap 400 Index              18.39%           14.32%             12.58%
--------------------------------------------------------------------------------

----------
(1) The chart assumes a hypothetical  $10,000 initial investment in the Fund and
    reflects   Fund   expenses. Investors   should  note  that  the  Fund  is an
    aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include the effect of fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waviers or assumption of fees and expenses. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 2003.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS


                              SMALL CAP VALUE FUND

             Comparison of Change in Value of $10,000 Investment in
  N/I NUMERIC INVESTORS Small Cap Value Fund(1)(2) vs. Russell 2000 Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Small Cap        Russell 2000
                 Value Fund        Value Index
                 ----------        -----------
11/30/98         $10,000.00        $10,000.00
02/28/99           9,383.33          9,349.65
05/31/99          10,866.70         10,430.10
08/31/99          10,716.70         10,165.60
11/30/99          10,044.40          9,813.83
02/28/00           9,353.96         10,451.90
05/31/00          10,772.70         10,401.40
08/31/00          12,210.30         11,556.10
11/30/00          12,503.30         11,216.70
02/28/01          14,560.00         12,747.20
05/31/01          15,975.90         13,460.70
08/31/01          16,846.40         13,640.90
11/30/01          16,688.30         13,346.80
02/28/02          19,145.20         14,440.20
05/31/02          21,568.00         15,535.60
08/31/02          19,088.60         12,877.10
11/30/02          18,159.80         13,105.60
02/28/03          17,396.20         11,782.60
05/31/03          20,586.40         14,370.90
08/31/03          23,003.90         15,926.00

           Past performance is not predictive of future performance.

----------------------------------------------
                                Value on
                            August 31, 2003
                            ---------------

Small Cap Value Fund            $23,004
Russell 2000 Value Index        $15,926
----------------------------------------------


--------------------------------------------------------------------------------
                                 Total Returns

                                                 ONE YEAR ENDED      AVERAGE
                                                 AUGUST 31, 2003     ANNUAL (3)
                                                 ---------------     ----------
Small Cap Value Fund                                  20.51%           19.17%
Russell 2000 Value Index                              23.68%           10.29%
--------------------------------------------------------------------------------

----------
(1) The chart assumes a hypothetical  $10,000 initial investment in the Fund and
    reflects   Fund   expenses. Investors   should  note  that  the  Fund  is an
    aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include the effect of fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers or assumption of fees and expenses. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period November 30, 1998 (commencement of operations) through August 31, 2003.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           COMMON STOCKS--96.3%
           AEROSPACE & DEFENSE--2.1%
  17,000   Engineered Support Systems, Inc. .................     $    997,220
  46,800   Teledyne Technologies Inc.* ......................          713,700
  67,100   Titan Corp. (The)* ...............................        1,078,968
                                                                  ------------
                                                                     2,789,888
                                                                  ------------
           AIRLINES--1.0%
  35,900   AMR Corp.* .......................................          394,900
  70,600   ExpressJet Holdings, Inc.* .......................          956,630
                                                                  ------------
                                                                     1,351,530
                                                                  ------------
           APPAREL--0.2%
  11,900   UniFirst Corp. ...................................          306,425
                                                                  ------------
           AUTOMOBILE--0.8%
  10,900   Lithia Motors, Inc., Class A .....................          246,122
  13,800   Thor Industries, Inc. ............................          747,822
                                                                  ------------
                                                                       993,944
                                                                  ------------
           AUTOMOBILE PARTS & EQUIPMENT--0.3%
  22,000   Stoneridge, Inc.* ................................          348,700
                                                                  ------------
           BANKS--2.0%
   4,600   Capital Corp of the West .........................          149,270
   4,000   City Holding Co. .................................          137,160
  11,800   Frontier Financial Corp. .........................          354,000
  13,700   Independent Bank Corp.-MA ........................          363,872
  15,900   Independent Bank Corp.-MI ........................          455,535
   1,796   MB Financial, Inc. ...............................           77,228
  32,435   R&G Financial Corp., Class B .....................          966,563
   7,400   W Holding Company, Inc. ..........................          130,536
                                                                  ------------
                                                                     2,634,164
                                                                  ------------
           BIOTECH--3.7%
  18,900   Adolor Corp.* ....................................          269,136
  18,000   Alkermes, Inc.* ..................................          207,180
  32,400   Amylin Pharmaceuticals, Inc.* ....................          925,020
  16,900   Applera Corp. - Celera Genomics Group* ...........          172,042
  18,700   BioMarin Pharmaceutical Inc.* ....................          176,715
  24,500   Cell Therapeutics, Inc.* .........................          267,785
  60,500   ILEX Oncology, Inc.* .............................        1,018,820
  18,900   Ligand Pharmaceuticals Inc., Class B* ............          262,521
  10,543   Medicines Co. (The)* .............................          302,057
   4,800   NPS Pharmaceuticals, Inc.* .......................          131,808
   7,500   OSI Pharmaceuticals, Inc.* .......................          285,750
  12,800   Regeneron Pharmaceuticals, Inc.* .................          194,688
   4,526   Trimeris, Inc.* ..................................          193,034


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           BIOTECH--(CONTINUED)
  15,600   Vertex Pharmaceuticals Inc.* .....................     $    196,560
  45,327   VIVUS, Inc.* .....................................          180,401
                                                                  ------------
                                                                     4,783,517
                                                                  ------------
           BROADCASTING--0.1%
   9,900   Gray Television, Inc. ............................          131,670
                                                                  ------------
           BUILDING SUPPLIES--1.1%
 152,400   Jacuzzi Brands, Inc.* ............................          867,156
  15,700   York International Corp. .........................          506,796
                                                                  ------------
                                                                     1,373,952
                                                                  ------------
           BUSINESS SERVICES--0.3%
  39,600   MPS Group, Inc.* .................................          378,180
                                                                  ------------
           CHEMICALS - SPECIALTY--1.3%
  40,700   MacDermid, Inc. ..................................        1,163,613
  24,200   Octel Corp. ......................................          431,002
  10,300   Penford Corp. ....................................          138,123
                                                                  ------------
                                                                     1,732,738
                                                                  ------------
           COMMERCIAL SERVICES--1.0%
  18,000   Cornell Companies, Inc.* .........................          286,380
  23,200   McGrath Rentcorp .................................          642,640
  14,400   SOURCECORP, Inc.* ................................          379,872
                                                                  ------------
                                                                     1,308,892
                                                                  ------------
           COMPUTER COMPONENTS--1.3%
  82,200   Dot Hill Systems Corp.* ..........................        1,364,520
  21,200   RadiSys Corp.* ...................................          376,300
                                                                  ------------
                                                                     1,740,820
                                                                  ------------
           COMPUTER NETWORKING PRODUCTS--2.3%
  25,500   Computer Network Technology Corp.* ...............          201,450
  43,203   Electronics for Imaging, Inc.* ...................          925,408
 170,600   Enterasys Networks, Inc.* ........................          984,362
  12,700   McDATA Corp., Class A* ...........................          128,905
     600   NETGEAR, Inc.* ...................................           11,814
  61,400   Performance Technologies, Inc.* ..................          767,500
                                                                  ------------
                                                                     3,019,439
                                                                  ------------
           COMPUTER SERVICES--0.6%
  38,516   Corillian Corp.* .................................          140,969
   5,300   ePLUS, Inc.* .....................................           69,801
  30,400   SI International Inc.* ...........................          542,640
                                                                  ------------
                                                                       753,410
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           COMPUTER SOFTWARE--4.4%
  56,500   Datastream Systems, Inc.* ........................     $    533,925
   9,400   eCollege.com* ....................................          129,250
 172,000   E.piphany, Inc.* .................................          911,600
  60,700   Epicor Software Corp.* ...........................          492,277
 105,200   Evolving Systems, Inc.* ..........................          873,160
  11,500   JDA Software Group, Inc.* ........................          192,050
 133,050   Micromuse Inc.* ..................................        1,088,349
  10,836   MICROS Systems, Inc.* ............................          396,273
  27,500   Novell, Inc.* ....................................          138,325
  74,000   Omnicell, Inc.* ..................................          950,900
                                                                  ------------
                                                                     5,706,109
                                                                  ------------
           CONSUMER PRODUCTS--1.8%
  13,600   CSS Industries, Inc. .............................          329,800
  12,600   Dial Corp. (The) .................................          255,402
   4,000   Jarden Corp.* ....................................          131,480
  37,700   Tupperware Corp. .................................          615,641
  50,900   Wolverine World Wide, Inc. .......................        1,023,090
                                                                  ------------
                                                                     2,355,413
                                                                  ------------
           DATA PROCESSING--2.0%
  70,884   Eclipsys Corp.* ..................................        1,066,804
  77,200   infoUSA Inc.* ....................................          720,276
  60,000   Transaction Systems Architects, Inc.,
              Class A* ......................................          854,400
                                                                  ------------
                                                                     2,641,480
                                                                  ------------
           ELECTRICAL EQUIPMENT--1.4%
  24,600   Craftmade International, Inc. ....................          492,024
  55,200   General Cable Corp.* .............................          498,456
  21,209   Genlyte Group Inc. (The)* ........................          852,814
                                                                  ------------
                                                                     1,843,294
                                                                  ------------
           ELECTRONIC COMPONENTS & ACCESSORIES--2.3%
 123,200   Artesyn Technologies, Inc.* ......................          991,760
  23,300   Benchmark Electronics, Inc.* .....................        1,034,054
  31,600   CTS Corp. ........................................          407,008
  56,800   Pemstar Inc.* ....................................          190,280
  14,000   Planar Systems Inc.* .............................          336,420
                                                                  ------------
                                                                     2,959,522
                                                                  ------------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--2.2%
  14,419   Analogic Corp. ...................................          736,955
  15,300   Checkpoint Systems, Inc.* ........................          246,330
  21,300   II-VI Inc.* ......................................          526,749


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--(CONTINUED)
  24,000   Metrologic Instruments, Inc.* ....................     $    966,480
  33,000   MTS Systems Corp. ................................          442,200
                                                                  ------------
                                                                     2,918,714
                                                                  ------------
           FINANCIAL SERVICES--3.8%
  47,500   Accredited Home Lenders Holding Co.* .............          764,275
  34,600   Advanta Corp., Class B ...........................          377,832
  16,103   American Home Mortgage Holdings, Inc. ............          258,453
  41,400   Bankrate, Inc.* ..................................          517,086
  57,200   Cash America International, Inc. .................          992,420
  48,700   First Cash Financial Services, Inc.* .............          978,870
  25,875   New Century Financial Corp. ......................          630,574
  32,200   World Acceptance Corp.* ..........................          448,868
                                                                  ------------
                                                                     4,968,378
                                                                  ------------
           FOOD & AGRICULTURE--1.9%
  36,100   Chiquita Brands International, Inc.* .............          653,771
  33,983   Fresh Del Monte Produce Inc. .....................          943,028
  10,381   Hain Celestial Group, Inc.* ......................          203,468
  22,800   Sanderson Farms, Inc. ............................          682,860
                                                                  ------------
                                                                     2,483,127
                                                                  ------------
           FUNERAL SERVICES--0.1%
  18,600   Alderwoods Group, Inc.* ..........................          148,800
                                                                  ------------
           HEALTH CARE--1.0%
   5,300   AMERIGROUP Corp.* ................................          215,816
  57,148   Sierra Health Services, Inc.* ....................        1,114,957
                                                                  ------------
                                                                     1,330,773
                                                                  ------------
           HOSPITALS--1.2%
  12,800   Pediatrix Medical Group, Inc.* ...................          572,416
  35,200   Select Medical Corp.* ............................        1,013,760
                                                                  ------------
                                                                     1,586,176
                                                                  ------------
           HOTELS & MOTELS--0.7%
  27,370   Choice Hotels International, Inc.* ...............          889,525
                                                                  ------------
           INSURANCE - PROPERTY & CASUALTY--0.8%
   7,800   Direct General Corp.* ............................          198,900
  14,210   Infinity Property & Casualty Corp. ...............          379,975
  24,300   PXRE Group Ltd. ..................................          440,802
                                                                  ------------
                                                                     1,019,677
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           INTERNET CONTENT--2.2%
  60,400   Ask Jeeves, Inc.* ................................     $  1,099,884
  25,302   InfoSpace, Inc.* .................................          399,772
  58,500   NetRatings, Inc.* ................................          581,490
  79,800   Register.com, Inc.* ..............................          475,608
   7,200   United Online, Inc.* .............................          274,392
                                                                  ------------
                                                                     2,831,146
                                                                  ------------
           INTERNET SOFTWARE--2.3%
   4,754   Digital River, Inc.* .............................          126,837
 101,700   iManage, Inc.* ...................................          711,900
     200   iPass Inc.* ......................................            4,200
  62,400   Openwave Systems Inc.* ...........................          306,384
  97,700   Stamps.com Inc.* .................................          498,270
  31,700   Stellent, Inc.* ..................................          262,159
 101,800   SupportSoft, Inc.* ...............................          906,020
   8,300   WebEx Communications, Inc.* ......................          158,530
                                                                  ------------
                                                                     2,974,300
                                                                  ------------
           LEISURE & ENTERTAINMENT--1.3%
  33,800   Monarch Casino & Resort, Inc.* ...................          337,763
  22,287   Penn National Gaming, Inc.* ......................          493,657
  92,904   Scientific Games Corp.* ..........................          824,988
                                                                  ------------
                                                                     1,656,408
                                                                  ------------
           LIFE INSURANCE--0.3%
  58,800   Universal American Financial Corp.* ..............          443,940
                                                                  ------------
           MACHINERY--0.2%
  12,100   Middleby Corp. (The)* ............................          244,420
                                                                  ------------
           MANUFACTURING--2.3%
  13,100   A.S.V., Inc.* ....................................          239,062
  17,100   Albany International Corp., Class A ..............          522,576
  13,300   CLARCOR Inc. .....................................          569,772
  26,900   Kadant Inc.* .....................................          508,410
  29,800   Oshkosh Truck Corp. ..............................        1,166,074
                                                                  ------------
                                                                     3,005,894
                                                                  ------------
           MEDICAL & MEDICAL SERVICES--0.6%
  69,500   Chronimed Inc.* ..................................          753,380
                                                                  ------------
           MEDICAL INSTRUMENTS & SUPPLIES--8.0%
  36,400   Advanced Medical Optics, Inc.* ...................          603,876
  38,800   ALARIS Medical Systems, Inc.* ....................          665,420
  29,800   CNS, Inc.* .......................................          339,720
 102,500   Cytyc Corp.* .....................................        1,340,700
  46,300   Dade Behring Holdings Inc.* ......................        1,291,770


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--(CONTINUED)
  39,900   DJ Orthopedics Inc.* .............................     $    470,820
  29,961   IDEXX Laboratories, Inc.* ........................        1,246,677
  17,400   LabOne, Inc.* ....................................          398,982
  38,600   LCA-Vision Inc.* .................................          594,440
  16,200   Luminex Corp.* ...................................          110,160
  46,700   Owens & Minor, Inc. ..............................        1,088,110
 100,700   PSS World Medical, Inc.* .........................          934,496
  42,500   Sybron Dental Specialties, Inc.* .................        1,017,450
   1,000   West Pharmaceutical Services, Inc. ...............           29,000
  10,085   Young Innovations, Inc.* .........................          287,423
                                                                  ------------
                                                                    10,419,044
                                                                  ------------
           METALS--0.7%
   5,300   Cleveland-Cliffs Inc.* ...........................          137,270
  33,900   Reliance Steel & Aluminum Co. ....................          782,073
                                                                  ------------
                                                                       919,343
                                                                  ------------
           MULTIMEDIA/PUBLISHING--1.3%
  22,800   R.H. Donnelley Corp.* ............................          943,920
  46,494   Source Interlink Companies, Inc.* ................          368,232
  29,300   Thomas Nelson, Inc.* .............................          358,925
                                                                  ------------
                                                                     1,671,077
                                                                  ------------
           OFFICE & BUSINESS EQUIPMENT--1.4%
  23,300   New England Business Service, Inc. ...............          701,330
  29,000   United Stationers Inc.* ..........................        1,178,560
                                                                  ------------
                                                                     1,879,890
                                                                  ------------
           OIL & GAS EQUIPMENT & SERVICES--2.1%
  14,600   Lufkin Industries, Inc. ..........................          375,220
  52,000   McDermott International, Inc.* ...................          263,120
  20,700   Oceaneering International, Inc.* .................          508,806
  33,600   Oil States International, Inc.* ..................          406,224
 162,800   Parker Drilling Co.* .............................          385,836
  11,400   Superior Energy Services, Inc.* ..................          122,778
  26,500   Universal Compression Holdings, Inc.* ............          610,030
                                                                  ------------
                                                                     2,672,014
                                                                  ------------
           OIL & GAS FIELD EXPLORATION--0.8%
  20,400   Houston Exploration Co. (The)* ...................          699,516
  25,600   Plains Resources Inc.* ...........................          348,416
                                                                  ------------
                                                                     1,047,932
                                                                  ------------
           PACKAGING--0.2%
   8,500   Silgan Holdings Inc.* ............................          271,150
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           PHARMACEUTICALS--5.4%
   6,800   American Pharmaceutical Partners, Inc.* ..........     $    323,952
  43,900   Bradley Pharmaceuticals, Inc.* ...................        1,141,400
  40,600   CollaGenex Pharmaceuticals, Inc.* ................          474,208
  77,400   Columbia Laboratories, Inc.* .....................        1,059,606
  60,800   Connetics Corp.* .................................        1,139,392
  46,600   Endo Pharmaceuticals Holdings Inc.* ..............          789,870
  33,500   Eon Labs, Inc.* ..................................        1,131,295
   9,800   Inveresk Research Group, Inc.* ...................          171,696
   6,500   K-V Pharmaceutical Co., Class A* .................          212,225
  14,900   Kos Pharmaceuticals, Inc.* .......................          561,730
                                                                  ------------
                                                                     7,005,374
                                                                  ------------
           PRINTING--0.7%
  36,500   Consolidated Graphics, Inc.* .....................          902,645
                                                                  ------------
           REAL ESTATE INVESTMENT TRUSTS--1.8%
  16,600   CBL & Associates Properties, Inc. ................          812,902
  52,200   Crown American Realty Trust ......................          588,816
   5,300   Macerich Co. (The) ...............................          197,160
   4,300   Pennsylvania Real Estate Investment Trust ........          133,300
  14,900   PS Business Parks, Inc. ..........................          566,200
                                                                  ------------
                                                                     2,298,378
                                                                  ------------
           RESIDENTIAL CONSTRUCTION--0.1%
   3,892   M/I Schottenstein Homes, Inc. ....................          168,835
                                                                  ------------
           RESTAURANTS--0.3%
  20,200   Checkers Drive-In Restaurants, Inc.*                        206,444
  12,100   Dave & Buster's, Inc.* ...........................          121,484
                                                                  ------------
                                                                       327,928
                                                                  ------------
           RETAIL - DISCOUNT--0.3%
  19,500   ShopKo Stores, Inc.* .............................          268,515
   4,400   Tuesday Morning Corp.* ...........................          152,328
                                                                  ------------
                                                                       420,843
                                                                  ------------
           RETAIL - SPECIALTY--4.1%
  31,200   Aeropostale, Inc.* ...............................          875,784
   5,900   AnnTaylor Stores Corp.* ..........................          200,600
  19,700   Brookstone, Inc.* ................................          556,525
  20,100   Brown Shoe Company, Inc. .........................          623,100
  13,200   Claire's Stores, Inc. ............................          456,060
  25,300   Friedman's Inc., Class A .........................          336,490
  22,500   Hibbett Sporting Goods, Inc.* ....................          506,700
   6,800   Pacific Sunwear of California, Inc.* .............          229,840
  23,100   PETCO Animal Supplies, Inc.* .....................          741,510


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY--(CONTINUED)
  35,700   Sportsman's Guide, Inc. (The)* ...................     $    466,956
  13,100   Yankee Candle Company, Inc. (The)* ...............          307,195
                                                                  ------------
                                                                     5,300,760
                                                                  ------------
           SAVINGS & LOAN ASSOCIATIONS--3.5%
  16,100   Commercial Capital Bancorp, Inc.* ................          338,905
  24,415   Dime Community Bancshares ........................          581,077
  20,350   Doral Financial Corp. ............................          835,367
   9,800   Downey Financial Corp. ...........................          414,246
  32,500   Flagstar Bancorp, Inc. ...........................          634,725
  14,100   Hawthorne Financial Corp.* .......................          551,310
  10,756   MAF Bancorp, Inc. ................................          410,879
  30,450   Oriental Financial Group Inc. ....................          768,863
                                                                  ------------
                                                                     4,535,372
                                                                  ------------
           SCHOOLS--1.5%
  21,100   Bright Horizons Family Solutions, Inc.* ..........          821,634
  41,565   Sylvan Learning Systems, Inc.* ...................        1,197,488
                                                                  ------------
                                                                     2,019,122
                                                                  ------------
           SEMICONDUCTORS--4.4%
  77,540   Alliance Semiconductor Corp.* ....................          439,652
  13,100   Brooks Automation, Inc.* .........................          320,295
   8,800   Cohu, Inc. .......................................          194,480
  18,300   Diodes Inc.* .....................................          383,019
  29,503   FormFactor Inc.* .................................          577,964
 108,483   Integrated Silicon Solution, Inc.* ...............        1,022,994
  62,600   Mattson Technology, Inc.* ........................          375,600
 109,300   QuickLogic Corp.* ................................          983,700
 200,800   Vitesse Semiconductor Corp.* .....................        1,371,464
   8,200   Zygo Corp.* ......................................           95,530
                                                                  ------------
                                                                     5,764,698
                                                                  ------------
           SERVICES - EMPLOYMENT AGENCIES--0.7%
  12,100   Gevity HR, Inc. ..................................          189,607
 114,700   Kforce Inc.* .....................................          783,401
                                                                  ------------
                                                                       973,008
                                                                  ------------
           SERVICES - MANAGEMENT CONSULTING--0.7%
  14,943   Advisory Board Co. (The)* ........................          636,572
  14,400   Exponent, Inc.* ..................................          248,256
                                                                  ------------
                                                                       884,828
                                                                  ------------
           TECHNOLOGY--0.1%
   5,700   Macrovision Corp.* ...............................          106,134
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--5.5%
  28,100   American Tower Corp., Class A* ...................     $    319,778
  17,600   Applied Signal Technology, Inc. ..................          327,712
 113,901   Aspect Communications Corp.* .....................          937,405
  45,150   Comtech Telecommunications Corp.* ................        1,097,596
  57,200   Crown Castle International Corp.* ................          614,900
  52,750   GlobespanVirata, Inc.* ...........................          401,428
 131,400   Intervoice, Inc.* ................................          943,452
  17,962   Mercury Computer Systems, Inc.* ..................          395,164
   6,500   NII Holdings Inc., Class B* ......................          409,435
  57,500   Stratos Lightwave, Inc.* .........................          285,775
  55,700   Sycamore Networks, Inc.* .........................          235,054
  83,400   Wireless Facilities, Inc.* .......................        1,147,584
                                                                  ------------
                                                                     7,115,283
                                                                  ------------
           TOBACCO--0.3%
  60,000   DIMON Inc. .......................................          414,000
                                                                  ------------
           TRANSPORTATION--1.2%
  13,000   Celadon Group, Inc.* .............................          135,850
  16,300   Overseas Shipholding Group, Inc. .................          422,333
  50,522   Pacer International, Inc.* .......................        1,005,388
                                                                  ------------
                                                                     1,563,571
                                                                  ------------
           UTILITIES--0.3%
  22,700   Southwestern Energy Co.* .........................          412,232
                                                                  ------------
           Total Common Stocks
             (Cost $100,485,836) ............................      125,501,206
                                                                  ------------


--------------------------------------------------------------------------------
 PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                       (NOTE 1)
--------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS--3.2%
$  2,358   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $2,357,884),
             0.5625%, 09/02/03 (Note 6)** ...................     $  2,357,737
   1,746   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $1,745,737),
             1.00%, 09/02/03 (Note 7) .......................        1,745,544
                                                                  ------------
           Total Repurchase Agreements
             (Cost $4,103,281) ..............................        4,103,281
                                                                  ------------
Total Investments -- 99.5%
   (Cost $104,589,117) ......................................      129,604,487
                                                                  ------------
Other Assets in Excess of Liabilities -- 0.5% ...............          681,233
                                                                  ------------
Net Assets -- 100.0% ........................................     $130,285,720
                                                                  ============


---------
 * Non-income producing.
** Investment purchased with collateral received for securities on loan.

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           COMMON STOCKS--97.0%
           AEROSPACE & DEFENSE--2.8%
   2,600   Alliant Techsystems Inc.* ........................      $   132,444
   4,700   Engineered Support Systems, Inc. .................          275,702
   3,800   Teledyne Technologies Inc.* ......................           57,950
  16,300   Titan Corp. (The)* ...............................          262,104
   7,900   United Defense Industries, Inc.* .................          223,570
                                                                   -----------
                                                                       951,770
                                                                   -----------
           AIRLINES--0.9%
   5,800   AMR Corp.* .......................................           63,800
  18,600   ExpressJet Holdings, Inc.* .......................          252,030
                                                                   -----------
                                                                       315,830
                                                                   -----------
           APPAREL--2.4%
   5,879   Columbia Sportswear Co.* .........................          299,829
   2,000   Kellwood Co. .....................................           73,020
   9,200   Russell Corp. ....................................          177,376
  21,900   Tommy Hilfiger Corp.* ............................          270,246
                                                                   -----------
                                                                       820,471
                                                                   -----------
           AUTOMOBILE--0.5%
   2,900   Thor Industries, Inc. ............................          157,151
                                                                   -----------
           AUTOMOBILE PARTS & EQUIPMENT--0.7%
   8,600   ArvinMeritor, Inc. ...............................          161,852
   8,300   Dura Automotive Systems, Inc., Class A* ..........           87,482
                                                                   -----------
                                                                       249,334
                                                                   -----------
           BANKS--1.6%
   6,700   Cullen/Frost Bankers, Inc. .......................          255,069
   5,800   First BanCorp ....................................          178,118
   3,100   R&G Financial Corp., Class B .....................           92,380
   1,000   W Holding Company, Inc. ..........................           17,640
                                                                   -----------
                                                                       543,207
                                                                   -----------
           BEVERAGES--0.2%
   3,900   PepsiAmericas, Inc. ..............................           54,288
                                                                   -----------
           BIOTECH--2.7%
   4,900   Adolor Corp.* ....................................           69,776
   2,800   Alkermes, Inc.* ..................................           32,228
   8,300   Amylin Pharmaceuticals, Inc.* ....................          236,965
   2,300   BioMarin Pharmaceutical Inc.* ....................           21,735
   9,800   Exelixis, Inc.* ..................................           71,050
  10,622   ILEX Oncology, Inc.* .............................          178,875
   1,700   ImClone Systems Inc.* ............................           71,451
   1,900   Medicines Co. (The)* .............................           54,435
   1,395   Neurocrine Biosciences, Inc.* ....................           74,646


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           BIOTECH--(CONTINUED)
   2,100   Sepracor Inc.* ...................................      $    56,532
     900   Trimeris, Inc.* ..................................           38,385
                                                                   -----------
                                                                       906,078
                                                                   -----------
           BROADCASTING--0.1%
   2,600   Gray Television, Inc. ............................           34,580
                                                                   -----------
           BUILDING SUPPLIES--1.5%
  34,300   Jacuzzi Brands, Inc.* ............................          195,167
   1,900   Watsco, Inc. .....................................           35,150
   8,700   York International Corp. .........................          280,836
                                                                   -----------
                                                                       511,153
                                                                   -----------
           BUSINESS SERVICES--0.4%
   1,900   Harte-Hanks, Inc. ................................           36,100
   8,700   MPS Group, Inc.* .................................           83,085
                                                                   -----------
                                                                       119,185
                                                                   -----------
           CHEMICALS - BASIC--0.2%
   7,400   Millennium Chemicals Inc. ........................           80,068
                                                                   -----------
           CHEMICALS - SPECIALTY--0.6%
   7,300   MacDermid, Inc. ..................................          208,707
                                                                   -----------
           COMMERCIAL SERVICES--0.1%
   1,600   SOURCECORP, Inc.* ................................           42,208
                                                                   -----------
           COMPUTER COMPONENTS--1.3%
  24,400   Dot Hill Systems Corp.* ..........................          405,040
   2,000   RadiSys Corp.* ...................................           35,500
                                                                   -----------
                                                                       440,540
                                                                   -----------
           COMPUTER NETWORKING PRODUCTS--1.9%
   6,600   Computer Network Technology Corp.* ...............           52,140
  11,331   Electronics for Imaging, Inc.* ...................          242,710
  31,900   Enterasys Networks, Inc.* ........................          184,063
  16,100   McDATA Corp., Class A* ...........................          163,415
     100   NETGEAR, Inc.* ...................................            1,969
                                                                   -----------
                                                                       644,297
                                                                   -----------
           COMPUTER SOFTWARE--2.4%
     887   Electronic Arts Inc.* ............................           79,608
   5,300   Epicor Software Corp.* ...........................           42,983
   9,700   Evolving Systems, Inc.* ..........................           80,510
  36,748   Micromuse Inc.* ..................................          300,598
   1,800   MICROS Systems, Inc.* ............................           65,826
  13,356   Novell, Inc.* ....................................           67,181
  13,800   Omnicell, Inc.* ..................................          177,330
                                                                   -----------
                                                                       814,036
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           CONSUMER PRODUCTS--2.0%
  14,200   Dial Corp. (The) .................................      $   287,834
   7,700   Tupperware Corp. .................................          125,741
  13,000   Wolverine World Wide, Inc. .......................          261,300
                                                                   -----------
                                                                       674,875
                                                                   -----------
           DATA PROCESSING--1.1%
   2,600   Alliance Data Systems Corp.* .....................           76,960
  18,500   Eclipsys Corp.* ..................................          278,425
                                                                   -----------
                                                                       355,385
                                                                   -----------
           ELECTRICAL EQUIPMENT--0.3%
   2,700   Genlyte Group Inc. (The)* ........................          108,567
                                                                   -----------
           ELECTRONIC COMPONENTS & ACCESSORIES--2.1%
  10,000   Avnet, Inc.* .....................................          180,500
   6,000   Benchmark Electronics, Inc.* .....................          266,280
   5,600   CTS Corp. ........................................           72,128
   2,400   Exar Corp.* ......................................           39,240
   6,200   Planar Systems Inc.* .............................          148,986
                                                                   -----------
                                                                       707,134
                                                                   -----------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--1.5%
   4,700   Analogic Corp. ...................................          240,217
   3,400   Checkpoint Systems, Inc.* ........................           54,740
   5,400   Metrologic Instruments, Inc.* ....................          217,458
                                                                   -----------
                                                                       512,415
                                                                   -----------
           FINANCIAL SERVICES--2.5%
   6,700   Accredited Home Lenders Holding Co.* .............          107,803
   7,800   Bankrate, Inc.* ..................................           97,422
   1,100   CapitalSource Inc.* ..............................           19,360
   4,800   Cash America International, Inc. .................           83,280
   3,200   Federated Investors, Inc., Class B ...............           93,952
   4,900   First Cash Financial Services, Inc.* .............           98,490
   2,800   Fremont General Corp. ............................           36,064
   3,600   H&R Block, Inc. ..................................          158,760
   4,900   IndyMac Bancorp, Inc. ............................          112,994
   2,120   New Century Financial Corp. ......................           51,664
                                                                   -----------
                                                                       859,789
                                                                   -----------
           FOOD & AGRICULTURE--2.4%
  13,400   Chiquita Brands International, Inc.* .............          242,674
   9,800   Fresh Del Monte Produce Inc. .....................          271,950
   3,408   Hain Celestial Group, Inc.* ......................           66,797
   8,400   Ralcorp Holdings, Inc.* ..........................          238,728
                                                                   -----------
                                                                       820,149
                                                                   -----------


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           HEALTH CARE--2.1%
   2,308   AMERIGROUP Corp.* ................................      $    93,982
   3,800   Health Net Inc.* .................................          120,954
   5,600   Mid Atlantic Medical Services, Inc.* .............          274,736
  11,800   Sierra Health Services, Inc.* ....................          230,218
                                                                   -----------
                                                                       719,890
                                                                   -----------
           HOSPITALS--2.2%
  10,900   DaVita, Inc.* ....................................          331,360
   4,100   Pediatrix Medical Group, Inc.* ...................          183,352
   7,800   Select Medical Corp.* ............................          224,640
                                                                   -----------
                                                                       739,352
                                                                   -----------
           HOTELS & MOTELS--0.7%
   6,800   Choice Hotels International, Inc.* ...............          221,000
                                                                   -----------
           INSURANCE - HEALTH & LIFE--0.2%
   1,600   AmerUs Group Co. .................................           51,568
                                                                   -----------
           INSURANCE - PROPERTY & CASUALTY--2.9%
   5,600   Allmerica Financial Corp.* .......................          132,552
   2,000   Direct General Corp.* ............................           51,000
   3,500   Everest Re Group, Ltd. ...........................          256,550
   7,100   Infinity Property & Casualty Corp. ...............          189,854
   3,965   IPC Holdings, Ltd. ...............................          139,013
   7,100   Stewart Information Services Corp.* ..............          207,746
                                                                   -----------
                                                                       976,715
                                                                   -----------
           INTERNET CONTENT--1.6%
  17,200   Ask Jeeves, Inc.* ................................          313,212
   2,300   InfoSpace, Inc.* .................................           36,340
   4,900   United Online, Inc.* .............................          186,739
                                                                   -----------
                                                                       536,291
                                                                   -----------
           INTERNET SOFTWARE--1.8%
     100   iPass Inc.* ......................................            2,100
   7,500   Openwave Systems Inc.* ...........................           36,825
  25,900   SupportSoft, Inc.* ...............................          230,510
  23,000   VeriSign, Inc.* ..................................          344,310
                                                                   -----------
                                                                       613,745
                                                                   -----------
           LEISURE & ENTERTAINMENT--1.1%
   6,100   Aztar Corp.* .....................................          105,225
   1,200   Marvel Enterprises, Inc.* ........................           26,280
   6,618   Penn National Gaming, Inc.* ......................          146,589
  11,000   Scientific Games Corp.* ..........................           97,680
                                                                   -----------
                                                                       375,774
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                  GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           MACHINERY--0.2%
   4,100   Stewart & Stevenson Services, Inc. ...............      $    73,390
                                                                   -----------
           MANUFACTURING--2.0%
   5,600   Albany International Corp., Class A ..............          171,136
   3,000   CLARCOR Inc. .....................................          128,520
   5,700   JAKKS Pacific, Inc.* .............................           68,400
   7,800   Oshkosh Truck Corp. ..............................          305,214
                                                                   -----------
                                                                       673,270
                                                                   -----------
           MEDICAL & MEDICAL SERVICES--0.4%
   3,700   Kindred Healthcare, Inc.* ........................          121,175
                                                                   -----------
           MEDICAL INSTRUMENTS & SUPPLIES--7.3%
  13,100   Advanced Medical Optics, Inc.* ...................          217,329
  10,600   ALARIS Medical Systems, Inc.* ....................          181,790
  24,370   Cytyc Corp.* .....................................          318,760
  11,900   Dade Behring Holdings Inc.* ......................          332,010
   7,000   IDEXX Laboratories, Inc.* ........................          291,270
  10,000   Owens & Minor, Inc. ..............................          233,000
  29,200   PSS World Medical, Inc.* .........................          270,976
  10,600   Sybron Dental Specialties, Inc.* .................          253,764
   6,300   Varian Medical Systems, Inc.* ....................          351,855
                                                                   -----------
                                                                     2,450,754
                                                                   -----------
           METALS--0.5%
   2,100   Reliance Steel & Aluminum Co. ....................           48,447
  17,700   USEC Inc. ........................................          127,086
                                                                   -----------
                                                                       175,533
                                                                   -----------
           MULTIMEDIA/PUBLISHING--0.9%
     600   Media General, Inc. ..............................           36,366
   6,200   R.H. Donnelley Corp.* ............................          256,680
                                                                   -----------
                                                                       293,046
                                                                   -----------
           OFFICE & BUSINESS EQUIPMENT--0.8%
   7,000   United Stationers Inc.* ..........................          284,480
                                                                   -----------
           OIL & GAS EQUIPMENT & SERVICES--2.1%
  12,400   FMC Technologies, Inc.* ..........................          293,508
  16,700   McDermott International, Inc.* ...................           84,502
   7,700   Oceaneering International, Inc.* .................          189,266
   7,000   Superior Energy Services, Inc.* ..................           75,390
   3,000   Universal Compression Holdings, Inc.* ............           69,060
                                                                   -----------
                                                                       711,726
                                                                   -----------


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           OIL & GAS FIELD EXPLORATION--1.3%
   5,200   Houston Exploration Co. (The)* ...................      $   178,308
   4,600   Newfield Exploration Co.* ........................          180,734
   4,700   Nuevo Energy Co.* ................................           85,117
                                                                   -----------
                                                                       444,159
                                                                   -----------
           PAPER & ALLIED PRODUCTS--0.2%
   4,000   Louisiana-Pacific Corp.* .........................           52,600
                                                                   -----------
           PHARMACEUTICALS--5.2%
   2,200   Alpharma Inc., Class A ...........................           46,134
   2,600   American Pharmaceutical Partners, Inc.* ..........          123,864
  11,200   Bradley Pharmaceuticals, Inc.* ...................          291,200
  21,300   Columbia Laboratories, Inc.* .....................          291,597
  18,000   Connetics Corp.* .................................          337,320
  11,685   Endo Pharmaceuticals Holdings Inc.* ..............          198,061
   7,900   Eon Labs, Inc.* ..................................          266,783
     900   K-V Pharmaceutical Co., Class A* .................           29,385
   4,300   Kos Pharmaceuticals, Inc.* .......................          162,110
                                                                   -----------
                                                                     1,746,454
                                                                   -----------
           PRINTING--0.4%
   2,800   Consolidated Graphics, Inc.* .....................           69,244
   1,000   HON INDUSTRIES Inc. ..............................           36,720
   1,100   John H. Harland Co. ..............................           27,709
                                                                   -----------
                                                                       133,673
                                                                   -----------
           REAL ESTATE INVESTMENT TRUSTS--1.6%
   4,100   CBL & Associates Properties, Inc. ................          200,777
   3,100   Crown American Realty Trust ......................           34,968
   3,100   Pennsylvania Real Estate Investment Trust ........           96,100
  18,000   Trizec Properties, Inc. ..........................          215,100
                                                                   -----------
                                                                       546,945
                                                                   -----------
           RESIDENTIAL CONSTRUCTION--1.1%
   1,600   M/I Schottenstein Homes, Inc. ....................           69,408
     700   NVR, Inc.* .......................................          303,450
                                                                   -----------
                                                                       372,858
                                                                   -----------
           RESTAURANTS--0.2%
   2,003   CBRL Group, Inc. .................................           69,865
                                                                   -----------
           RETAIL - DISCOUNT--1.2%
  12,200   Dollar General Corp. .............................          279,746
   8,200   ShopKo Stores, Inc.* .............................          112,914
                                                                   -----------
                                                                       392,660
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           RETAIL - SPECIALTY--4.5%
     400   Advance Auto Parts, Inc.* ........................      $    29,860
   9,400   Aeropostale, Inc.* ...............................          263,858
   1,500   AnnTaylor Stores Corp.* ..........................           51,000
   8,000   Blockbuster Inc., Class A ........................          163,920
   3,500   Borders Group, Inc.* .............................           67,690
   7,200   Brown Shoe Company, Inc. .........................          223,200
   4,700   Claire's Stores, Inc. ............................          162,385
   2,700   Hibbett Sporting Goods, Inc.* ....................           60,804
   1,800   Pacific Sunwear of California, Inc.* .............           60,840
   4,927   PETCO Animal Supplies, Inc.* .....................          158,157
   5,800   PETsMART, Inc.* ..................................          138,736
     600   Rent-A-Center, Inc.* .............................           48,114
   3,500   Yankee Candle Company, Inc. (The)* ...............           82,075
                                                                   -----------
                                                                     1,510,639
                                                                   -----------
           SAVINGS & LOAN ASSOCIATIONS--3.8%
   1,600   Commercial Capital Bancorp, Inc.* ................           33,680
   8,000   Doral Financial Corp. ............................          328,400
   5,500   Downey Financial Corp. ...........................          232,485
   3,400   FirstFed Financial Corp.* ........................          134,980
   8,900   Flagstar Bancorp, Inc. ...........................          173,817
   7,500   GreenPoint Financial Corp. .......................          254,100
   1,100   MAF Bancorp, Inc. ................................           42,020
   3,400   Washington Federal, Inc. .........................           86,224
                                                                   -----------
                                                                     1,285,706
                                                                   -----------
           SCHOOLS--2.2%
   3,400   Bright Horizons Family Solutions, Inc.* ..........          132,396
   8,100   ITT Educational Services, Inc.* ..................          351,135
   9,500   Sylvan Learning Systems, Inc.* ...................          273,695
                                                                   -----------
                                                                       757,226
                                                                   -----------
           SEMICONDUCTORS--5.0%
   7,300   Amkor Technology, Inc.* ..........................          128,334
  43,800   Applied Micro Circuits Corp.* ....................          254,478
   2,100   Brooks Automation, Inc.* .........................           51,345
   4,700   Cohu, Inc. .......................................          103,870
   6,700   FormFactor Inc.* .................................          131,253
  20,690   Integrated Silicon Solution, Inc.* ...............          195,107
   9,600   International Rectifier Corp.* ...................          399,264
   1,900   Lam Research Corp.* ..............................           48,868
   5,700   LSI Logic Corp.* .................................           65,778
  47,200   Vitesse Semiconductor Corp.* .....................          322,376
                                                                   -----------
                                                                     1,700,673
                                                                   -----------


--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
           SERVICES - MANAGEMENT CONSULTING--1.2%
   5,400   Advisory Board Co. (The)* ........................      $   230,040
   1,000   Charles River Associates Inc.* ...................           33,640
   5,700   FTI Consulting, Inc.* ............................          142,500
                                                                   -----------
                                                                       406,180
                                                                   -----------
           TECHNOLOGY--0.3%
   4,600   Macrovision Corp.* ...............................           85,652
                                                                   -----------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--6.7%
   9,400   American Tower Corp., Class A* ...................          106,972
  25,399   Aspect Communications Corp.* .....................          209,034
  12,450   Comtech Telecommunications Corp.* ................          302,659
  18,500   Comverse Technology, Inc.* .......................          305,065
  24,500   Crown Castle International Corp.* ................          263,375
   6,850   GlobespanVirata, Inc.* ...........................           52,128
  23,600   Intervoice, Inc.* ................................          169,448
   4,900   Mercury Computer Systems, Inc.* ..................          107,800
     600   NII Holdings Inc., Class B* ......................           37,794
  17,400   Polycom, Inc.* ...................................          298,584
  14,400   Sycamore Networks, Inc.* .........................           60,768
   9,900   Terayon Communication Systems, Inc.* .............           64,548
  20,972   Wireless Facilities, Inc.* .......................          288,575
                                                                   -----------
                                                                     2,266,750
                                                                   -----------
           TOBACCO--0.2%
   3,700   Loews Corp. - Carolina Group .....................           84,027
                                                                   -----------
           TRANSPORTATION--2.2%
   2,900   Alexander & Baldwin, Inc. ........................           84,912
   4,200   Overseas Shipholding Group, Inc. .................          108,822
  13,000   Pacer International, Inc.* .......................          258,700
   9,900   Ryder System, Inc. ...............................          297,297
                                                                   -----------
                                                                       749,731
                                                                   -----------
           UTILITIES--0.4%
   4,524   Allegheny Energy, Inc. ...........................           41,937
   2,900   ONEOK, Inc. ......................................           60,871
   2,000   Southwestern Energy Co.* .........................           36,320
                                                                   -----------
                                                                       139,128
                                                                   -----------
           WHOLESALE - DISTRIBUTION--0.3%
   6,300   Handleman Co.* ...................................          113,526
                                                                   -----------
           Total Common Stocks
             (Cost $27,737,109) .............................       32,807,378
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
  PRINCIPAL                                                           VALUE
AMOUNT (000'S)                                                       (NOTE 1)
--------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS--5.8%
$    710   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $709,849),
             0.5625%, 09/02/03 (Note 6)** ...................      $   709,805
   1,251   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $1,250,989),
             1.00%, 09/02/03 (Note 7) .......................        1,250,850
                                                                   -----------
           Total Repurchase Agreements
             (Cost $1,960,655) ..............................        1,960,655
                                                                   -----------
Total Investments -- 102.8%
   (Cost $29,697,764) .......................................       34,768,033
                                                                   -----------
Liabilities in Excess of Other Assets -- (2.8)% .............         (958,839)
                                                                   -----------
Net Assets -- 100.0% ........................................      $33,809,194
                                                                   ===========


---------
 * Non-income producing.
** Investment purchased with collateral received for securities on loan.

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                  MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           COMMON STOCKS--96.5%
           AEROSPACE & DEFENSE--2.5%
   4,200   Alliant Techsystems Inc.* ........................      $   213,948
   2,800   Northrop Grumman Corp. ...........................          267,344
   6,100   United Defense Industries, Inc.* .................          172,630
                                                                   -----------
                                                                       653,922
                                                                   -----------
           AIRLINES--1.2%
  27,700   AMR Corp.* .......................................          304,700
                                                                   -----------
           APPAREL--1.6%
   2,800   Coach, Inc.* .....................................          162,512
   4,976   Columbia Sportswear Co.* .........................          253,776
                                                                   -----------
                                                                       416,288
                                                                   -----------
           AUTOMOBILE PARTS & EQUIPMENT--1.1%
   5,500   ArvinMeritor, Inc. ...............................          103,510
   9,200   Delphi Corp. .....................................           83,352
  15,500   Visteon Corp. ....................................          104,625
                                                                   -----------
                                                                       291,487
                                                                   -----------
           BANKS--7.0%
   4,100   Charter One Financial, Inc. ......................          127,100
   1,500   Compass Bancshares, Inc. .........................           51,570
   5,800   First Tennessee National Corp. ...................          239,830
   8,100   National City Corp. ..............................          256,608
   6,600   Popular, Inc. ....................................          248,688
   5,300   Regions Financial Corp. ..........................          186,878
   5,900   SouthTrust Corp. .................................          171,041
   6,800   TCF Financial Corp. ..............................          312,732
   6,000   Washington Mutual, Inc. ..........................          233,880
                                                                   -----------
                                                                     1,828,327
                                                                   -----------
           BEVERAGES--1.0%
  18,000   PepsiAmericas, Inc. ..............................          250,560
                                                                   -----------
           BIOTECH--0.1%
   1,100   Affymetrix, Inc.* ................................           25,322
                                                                   -----------
           CHEMICALS - SPECIALTY--3.4%
   7,600   Ashland Inc. .....................................          251,256
   3,800   Dow Chemical Co. (The) ...........................          131,214
  21,600   RPM International, Inc. ..........................          294,624
   3,800   Sherwin-Williams Co. (The) .......................          114,304
   1,900   Sigma-Aldrich Corp. ..............................          104,025
                                                                   -----------
                                                                       895,423
                                                                   -----------
           COMPUTER COMPONENTS--1.3%
   1,800   SanDisk Corp.* ...................................          108,828


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           COMPUTER COMPONENTS--(CONTINUED)
     800   VERITAS Software Corp.* ..........................      $    27,584
  16,800   Western Digital Corp.* ...........................          193,032
                                                                   -----------
                                                                       329,444
                                                                   -----------
           COMPUTER NETWORKING PRODUCTS--0.4%
  10,000   McDATA Corp., Class A* ...........................          101,500
                                                                   -----------
           COMPUTER PERIPHERALS--0.3%
   1,000   Lexmark International, Inc.* .....................           67,040
                                                                   -----------
           COMPUTER SOFTWARE--2.6%
  10,000   Computer Associates International, Inc. ..........          256,300
   3,100   Electronic Arts Inc.* ............................          278,225
   3,100   Intuit Inc.* .....................................          140,492
                                                                   -----------
                                                                       675,017
                                                                   -----------
           CONSUMER PRODUCTS--3.9%
  16,500   Dial Corp. (The) .................................          334,455
   6,500   Eastman Kodak Co. ................................          181,285
   4,600   Fortune Brands, Inc. .............................          259,440
   3,400   Whirlpool Corp. ..................................          236,572
                                                                   -----------
                                                                     1,011,752
                                                                   -----------
           DATA PROCESSING--2.0%
   5,100   Affiliated Computer Services, Inc., Class A*                253,011
   6,700   Fiserv, Inc.* ....................................          260,295
                                                                   -----------
                                                                       513,306
                                                                   -----------
           ELECTRONIC COMPONENTS & ACCESSORIES--0.3%
   4,600   Avnet, Inc.* .....................................           83,030
                                                                   -----------
           ENERGY--0.7%
   8,300   TXU Corp. ........................................          182,600
                                                                   -----------
           FINANCIAL SERVICES--2.0%
     600   Capital One Financial Corp. ......................           32,040
     900   CapitalSource Inc.* ..............................           15,840
   7,600   CIT Group Inc. ...................................          207,100
   4,000   H&R Block, Inc. ..................................          176,400
   3,400   IndyMac Bancorp, Inc. ............................           78,404
                                                                   -----------
                                                                       509,784
                                                                   -----------
           FOOD & AGRICULTURE--3.2%
  10,500   Campbell Soup Co. ................................          254,100
   6,900   Fresh Del Monte Produce Inc. .....................          191,475
   1,100   General Mills, Inc. ..............................           50,996
   1,700   Kellogg Co. ......................................           57,001
  11,100   Monsanto Co. .....................................          285,381
                                                                   -----------
                                                                       838,953
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                  MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           HAZARDOUS WASTE MANAGEMENT--0.3%
   1,600   Stericycle, Inc.* ................................      $    76,784
                                                                   -----------
           HEALTH CARE--2.4%
  12,100   Health Net Inc.* .................................          385,143
   2,500   Mid Atlantic Medical Services, Inc.* .............          122,650
   1,600   WellPoint Health Networks Inc.* ..................          124,800
                                                                   -----------
                                                                       632,593
                                                                   -----------
           HOSPITALS--1.2%
   8,700   DaVita, Inc.* ....................................          264,480
   1,000   Universal Health Services, Inc., Class B* ........           49,780
                                                                   -----------
                                                                       314,260
                                                                   -----------
           INSURANCE - HEALTH & LIFE--0.2%
   4,400   UnumProvident Corp. ..............................           62,040
                                                                   -----------
           INSURANCE - PROPERTY & CASUALTY--4.8%
   4,400   Allstate Corp. (The) .............................          157,300
   5,100   Everest Re Group, Ltd. ...........................          373,830
  11,000   Old Republic International Corp. .................          369,490
  16,600   Travelers Property Casualty Corp., Class B .......          257,134
   1,400   XL Capital Ltd., Class A .........................          106,050
                                                                   -----------
                                                                     1,263,804
                                                                   -----------
           INTERNET CONTENT--0.9%
   3,300   InterActiveCorp* .................................          122,133
   2,200   Macromedia, Inc.* ................................           52,448
   1,900   United Online, Inc.* .............................           72,409
                                                                   -----------
                                                                       246,990
                                                                   -----------
           INTERNET SOFTWARE--1.3%
   4,400   Symantec Corp.* ..................................          252,692
   5,000   VeriSign, Inc.* ..................................           74,850
                                                                   -----------
                                                                       327,542
                                                                   -----------
           LEISURE & ENTERTAINMENT--1.3%
   5,300   Harley-Davidson, Inc. ............................          264,046
   4,500   Mattel, Inc. .....................................           86,940
                                                                   -----------
                                                                       350,986
                                                                   -----------
           MANUFACTURING--1.3%
   3,400   Danaher Corp. ....................................          262,650
   1,800   Pentair, Inc. ....................................           77,040
                                                                   -----------
                                                                       339,690
                                                                   -----------
           MEDICAL INSTRUMENTS & SUPPLIES--6.5%
   7,500   Beckman Coulter, Inc. ............................          332,625
  14,200   Cytyc Corp.* .....................................          185,736
   1,600   Guidant Corp.* ...................................           80,320


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--(CONTINUED)
   6,600   Hillenbrand Industries, Inc. .....................      $   357,390
   6,100   IDEXX Laboratories, Inc.* ........................          253,821
   4,300   McKesson Corp. ...................................          140,782
   6,100   Varian Medical Systems, Inc.* ....................          340,685
                                                                   -----------
                                                                     1,691,359
                                                                   -----------
           MULTIMEDIA/PUBLISHING--0.4%
   1,500   McGraw-Hill Companies, Inc. (The) ................           91,500
                                                                   -----------
           OIL & GAS EQUIPMENT & SERVICES--4.5%
  24,200   El Paso Corp. ....................................          177,628
   4,700   Kinder Morgan, Inc. ..............................          250,275
   2,100   National-Oilwell, Inc.* ..........................           41,118
  14,100   Pride International, Inc.* .......................          240,969
  10,500   Questar Corp. ....................................          336,840
   4,500   Tidewater Inc. ...................................          129,240
                                                                   -----------
                                                                     1,176,070
                                                                   -----------
           OIL & GAS FIELD EXPLORATION--1.0%
   3,300   Amerada Hess Corp. ...............................          155,595
   1,400   ConocoPhillips ...................................           78,176
     900   Marathon Oil Corp. ...............................           25,101
                                                                   -----------
                                                                       258,872
                                                                   -----------
           OIL REFINING--1.9%
   5,800   Sunoco, Inc. .....................................          235,654
   6,400   Valero Energy Corp. ..............................          252,160
                                                                   -----------
                                                                       487,814
                                                                   -----------
           PHARMACEUTICALS--4.2%
   3,200   Allergan, Inc. ...................................          254,272
   5,500   American Pharmaceutical Partners, Inc.* ..........          262,020
   4,600   Endo Pharmaceuticals Holdings Inc.* ..............           77,970
   5,300   Eon Labs, Inc.* ..................................          178,981
   7,500   IMS Health Inc. ..................................          146,025
   3,300   King Pharmaceuticals, Inc.* ......................           46,365
   3,200   Watson Pharmaceuticals, Inc.* ....................          131,520
                                                                   -----------
                                                                     1,097,153
                                                                   -----------
           REAL ESTATE INVESTMENT TRUSTS--2.0%
   2,800   General Growth Properties, Inc. ..................          194,180
   2,700   Rouse Company (The) ..............................          107,649
  18,400   Trizec Properties, Inc. ..........................          219,880
                                                                   -----------
                                                                       521,709
                                                                   -----------
           RESIDENTIAL CONSTRUCTION--1.2%
   1,100   KB HOME ..........................................           62,942
     600   NVR, Inc.* .......................................          260,100
                                                                   -----------
                                                                       323,042
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                                  MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           RESTAURANTS--1.0%
   7,543   CBRL Group, Inc. .................................      $   263,100
                                                                   -----------
           RETAIL - DISCOUNT--0.7%
   8,300   Dollar General Corp. .............................          190,319
                                                                   -----------
           RETAIL - SPECIALTY--4.6%
   4,700   AnnTaylor Stores Corp.* ..........................          159,800
  10,100   Barnes & Noble, Inc.* ............................          264,620
     600   Best Buy Company, Inc.* ..........................           31,206
   1,400   Blockbuster Inc., Class A ........................           28,686
   5,900   Federated Department Stores, Inc. ................          257,830
   1,600   PETsMART, Inc. ...................................           38,272
   3,800   RadioShack Corp. .................................          115,520
  12,053   Staples, Inc.* ...................................          296,865
                                                                   -----------
                                                                     1,192,799
                                                                   -----------
           SAVINGS & LOAN ASSOCIATIONS--4.8%
  14,300   Banknorth Group, Inc. ............................          401,830
   6,150   Doral Financial Corp. ............................          252,458
  12,000   GreenPoint Financial Corp. .......................          406,560
   4,650   Washington Federal, Inc. .........................          117,924
   2,000   Webster Financial Corp. ..........................           77,900
                                                                   -----------
                                                                     1,256,672
                                                                   -----------
           SCHOOLS--0.8%
   5,100   ITT Educational Services, Inc.* ..................          221,085
                                                                   -----------
           SEMICONDUCTORS--3.2%
      38   Amkor Technology, Inc.* ..........................              668
   1,700   Applied Materials, Inc.* .........................           36,720
   8,200   International Rectifier Corp.* ...................          341,038
   5,400   Lam Research Corp.* ..............................          138,888
  11,600   LSI Logic Corp.* .................................          133,864
   8,500   Micron Technology, Inc.* .........................          122,060
   2,800   Teradyne, Inc.* ..................................           49,924
                                                                   -----------
                                                                       823,162
                                                                   -----------
           SERVICES - MANAGEMENT CONSULTING--0.3%
   2,650   FTI Consulting, Inc.* ............................           66,250
                                                                   -----------
           STEEL--0.8%
  12,000   United States Steel Corp. ........................          220,920
                                                                   -----------
           TELECOMMUNICATIONS--1.7%
   5,600   Cox Communications, Inc., Class A* ...............          183,232
  17,900   Sprint Corp. - Fon Group .........................          264,383
                                                                   -----------
                                                                       447,615
                                                                   -----------


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--4.1%
  25,600   American Tower Corp., Class A* ...................      $   291,328
  16,800   Comverse Technology, Inc.* .......................          277,032
  20,500   Crown Castle International Corp.* ................          220,375
  17,152   Polycom, Inc.* ...................................          294,328
                                                                   -----------
                                                                     1,083,063
                                                                   -----------
           TRANSPORTATION--1.3%
   2,800   Burlington Northern Santa Fe Corp. ...............           79,380
   8,800   Ryder System, Inc. ...............................          264,264
                                                                   -----------
                                                                       343,644
                                                                   -----------
           UTILITIES--2.5%
   7,100   Northeast Utilities ..............................          122,617
  14,400   ONEOK, Inc. ......................................          302,256
   9,400   Texas Genco Holdings, Inc. .......................          230,300
                                                                   -----------
                                                                       655,173
                                                                   -----------
           WHOLESALE - GROCERIES & GENERAL LINE--0.7%
   7,700   SUPERVALU INC ....................................          185,570
                                                                   -----------
           Total Common Stocks
             (Cost $22,742,683) .............................       25,190,035
                                                                   -----------

  PRINCIPAL
AMOUNT (000'S)
--------------
           REPURCHASE AGREEMENTS--3.2%
$    100   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $99,739),
             0.5625%, 09/02/03 (Note 6)** ...................           99,733
     743   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $743,490),
             1.00%, 09/02/03(Note 7) ........................          743,407
                                                                   -----------
           Total Repurchase Agreements
             (Cost $843,140) ................................          843,140
                                                                   -----------
Total Investments -- 99.7%
   (Cost $23,585,823) .......................................       26,033,175
                                                                   -----------
Other Assets in Excess of Liabilities -- 0.3% ...............           78,609
                                                                   -----------
Net Assets -- 100.0% ........................................      $26,111,784
                                                                   ===========


----------
 * Non-income producing.
** Investment purchased with collateral received for securities on loan.

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           COMMON STOCKS--98.1%
           AEROSPACE & DEFENSE--2.3%
   7,200   Alliant Techsystems Inc.* ........................     $    366,768
  40,975   Engineered Support Systems, Inc. .................        2,403,593
  67,300   Titan Corp. (The)* ...............................        1,082,184
   9,300   United Defense Industries, Inc.* .................          263,190
                                                                  ------------
                                                                     4,115,735
                                                                  ------------
           AIRLINES--2.5%
 152,400   AMR Corp.* .......................................        1,676,400
 109,500   Continental Airlines, Inc., Class B* .............        1,670,970
  83,000   ExpressJet Holdings, Inc.* .......................        1,124,650
                                                                  ------------
                                                                     4,472,020
                                                                  ------------
           APPAREL--2.2%
  67,000   Kellwood Co. .....................................        2,446,170
  22,500   Russell Corp. ....................................          433,800
  88,900   Tommy Hilfiger Corp.* ............................        1,097,026
                                                                  ------------
                                                                     3,976,996
                                                                  ------------
           AUTOMOBILE--0.4%
   7,400   Lithia Motors, Inc., Class A .....................          167,092
   8,800   Thor Industries, Inc. ............................          476,872
                                                                  ------------
                                                                       643,964
                                                                  ------------
           AUTOMOBILE PARTS & EQUIPMENT--1.6%
  47,300   ArvinMeritor, Inc. ...............................          890,186
 105,200   Dura Automotive Systems, Inc., Class A* ..........        1,108,808
  44,700   Stoneridge, Inc.* ................................          708,495
  35,000   Visteon Corp. ....................................          236,250
                                                                  ------------
                                                                     2,943,739
                                                                  ------------
           BANKS--5.0%
  23,900   Colonial BancGroup, Inc. (The) ...................          350,135
  57,600   Cullen/Frost Bankers, Inc. .......................        2,192,832
  67,400   First BanCorp ....................................        2,069,854
  18,200   Frontier Financial Corp. .........................          546,000
  21,400   Independent Bank Corp.-MA ........................          568,384
  15,661   Independent Bank Corp.-MI ........................          448,688
  36,600   Local Financial Corp.* ...........................          592,920
  72,900   R&G Financial Corp., Class B .....................        2,172,420
                                                                  ------------
                                                                     8,941,233
                                                                  ------------
           BEVERAGES--0.2%
  22,500   PepsiAmericas, Inc. ..............................          313,200
                                                                  ------------
           BROADCASTING--0.7%
  97,100   Gray Television, Inc. ............................        1,291,430
                                                                  ------------


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           BUILDING SUPPLIES--1.9%
  32,200   Watsco, Inc. .....................................     $    595,700
  84,900   York International Corp. .........................        2,740,572
                                                                  ------------
                                                                     3,336,272
                                                                  ------------
           BUSINESS SERVICES--0.8%
 154,900   MPS Group, Inc.* .................................        1,479,295
                                                                  ------------
           CHEMICALS - BASIC--0.4%
  69,400   Millennium Chemicals Inc. ........................          750,908
                                                                  ------------
           CHEMICALS - SPECIALTY--2.6%
  57,600   MacDermid, Inc. ..................................        1,646,784
 157,500   RPM International, Inc. ..........................        2,148,300
 108,500   Wellman, Inc. ....................................          878,850
                                                                  ------------
                                                                     4,673,934
                                                                  ------------
           COMMERCIAL SERVICES--0.5%
  20,300   Integrated Electrical Services, Inc.* ............          126,875
  29,100   SOURCECORP, Inc.* ................................          767,658
                                                                  ------------
                                                                       894,533
                                                                  ------------
           COMPUTER COMPONENTS--1.1%
  81,700   Pomeroy IT Solutions, Inc. .......................        1,198,294
  72,400   Western Digital Corp.* ...........................          831,876
                                                                  ------------
                                                                     2,030,170
                                                                  ------------
           COMPUTER NETWORKING PRODUCTS--1.3%
  70,949   Electronics for Imaging, Inc.* ...................        1,519,728
  90,000   McDATA Corp., Class A* ...........................          913,500
                                                                  ------------
                                                                     2,433,228
                                                                  ------------
           COMPUTER SOFTWARE--0.2%
  21,700   JDA Software Group, Inc.* ........................          362,390
                                                                  ------------
           CONSUMER PRODUCTS--2.8%
  41,304   Central Garden & Pet Co.* ........................        1,149,490
  77,600   Dial Corp. (The) .................................        1,572,952
 115,100   Wolverine World Wide, Inc. .......................        2,313,510
                                                                  ------------
                                                                     5,035,952
                                                                  ------------
           DATA PROCESSING--0.3%
  20,800   infoUSA Inc.* ....................................          194,064
  25,700   Transaction Systems Architects, Inc.,
              Class A* ......................................          365,968
                                                                  ------------
                                                                       560,032
                                                                  ------------
           ELECTRICAL EQUIPMENT--0.3%
  27,400   Acuity Brands, Inc. ..............................          490,734
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                         VALUE
 SHARES                                                                 (NOTE 1)
--------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS & ACCESSORIES--1.1%
  31,500   Benchmark Electronics, Inc.* .....................     $  1,397,970
  49,300   CTS Corp. ........................................          634,984
                                                                  ------------
                                                                     2,032,954
                                                                  ------------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--1.7%
  22,400   Analogic Corp. ...................................        1,144,864
  60,000   Checkpoint Systems, Inc.* ........................          966,000
  77,141   MTS Systems Corp. ................................        1,033,689
                                                                  ------------
                                                                     3,144,553
                                                                  ------------
           ENGINEERING--0.2%
  17,800   URS Corp.* .......................................          406,374
                                                                  ------------
           FINANCIAL SERVICES--3.9%
  32,100   Accredited Home Lenders Holding Co.* .............          516,489
  65,500   Advanta Corp., Class B ...........................          715,260
  37,727   American Home Mortgage Holdings, Inc. ............          605,518
  91,900   Cash America International, Inc. .................        1,594,465
  25,300   First Cash Financial Services, Inc.* .............          508,530
  25,800   Fremont General Corp. ............................          332,304
  79,600   IndyMac Bancorp, Inc. ............................        1,835,576
  18,450   New Century Financial Corp. ......................          449,627
  39,664   World Acceptance Corp.* ..........................          552,916
                                                                  ------------
                                                                     7,110,685
                                                                  ------------
           FOOD & AGRICULTURE--3.1%
  85,000   Fresh Del Monte Produce Inc. .....................        2,358,750
  65,600   Nash Finch Co. ...................................        1,049,600
  37,800   Ralcorp Holdings, Inc.* ..........................        1,074,276
  23,900   Sanderson Farms, Inc. ............................          715,805
  20,300   Sensient Technologies Corp. ......................          422,240
                                                                  ------------
                                                                     5,620,671
                                                                  ------------
           HEALTH CARE--0.5%
   4,200   AMERIGROUP Corp.* ................................          171,024
  37,100   Sierra Health Services, Inc.* ....................          723,821
                                                                  ------------
                                                                       894,845
                                                                  ------------
           HOSPITALS--0.3%
  18,300   DaVita, Inc.* ....................................          556,320
                                                                  ------------
           HOTELS & MOTELS--0.9%
  40,500   Choice Hotels International, Inc.* ...............        1,316,250
  43,600   Prime Hospitality Corp.* .........................          390,220
                                                                  ------------
                                                                     1,706,470
                                                                  ------------
           INSURANCE - HEALTH & LIFE--1.8%
  61,000   AmerUs Group Co. .................................        1,966,030


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           INSURANCE - HEALTH & LIFE--(CONTINUED)
  20,300   FBL Financial Group, Inc., Class A ...............     $    492,478
  70,100   Phoenix Companies, Inc. (The) ....................          744,462
                                                                  ------------
                                                                     3,202,970
                                                                  ------------
           INSURANCE - PROPERTY & CASUALTY--3.4%
  12,400   American Financial Group, Inc. ...................          271,312
   6,484   Arch Capital Group Ltd.* .........................          220,456
  11,200   Direct General Corp.* ............................          285,600
  11,700   FPIC Insurance Group, Inc.* ......................          187,200
  25,900   Infinity Property & Casualty Corp. ...............          692,566
  23,220   IPC Holdings, Ltd. ...............................          814,093
   7,800   LandAmerica Financial Group, Inc. ................          358,020
  28,100   PXRE Group Ltd. ..................................          509,734
  44,900   Stewart Information Services Corp.* ..............        1,313,774
  49,100   Zenith National Insurance Corp. ..................        1,421,445
                                                                  ------------
                                                                     6,074,200
                                                                  ------------
           LEISURE & ENTERTAINMENT--0.5%
  10,300   Aztar Corp.* .....................................          177,675
  35,500   Penn National Gaming, Inc.* ......................          786,325
                                                                  ------------
                                                                       964,000
                                                                  ------------
           MACHINERY--1.4%
 142,300   Stewart & Stevenson Services, Inc. ...............        2,547,170
                                                                  ------------
           MANUFACTURING--3.9%
  72,500   Albany International Corp., Class A ..............        2,215,600
  43,800   Barnes Group Inc. ................................        1,105,950
  16,900   Cascade Corp. ....................................          358,956
  11,500   CIRCOR International, Inc. .......................          227,930
   6,000   Curtiss-Wright Corp. .............................          408,000
  30,967   JAKKS Pacific, Inc.* .............................          371,604
  31,100   Kadant Inc.* .....................................          587,790
  43,700   Oshkosh Truck Corp. ..............................        1,709,981
                                                                  ------------
                                                                     6,985,811
                                                                  ------------
           MEDICAL & MEDICAL SERVICES--0.1%
  16,200   Chronimed Inc.* ..................................          175,608
                                                                  ------------
           MEDICAL INSTRUMENTS & SUPPLIES--2.7%
  49,700   Advanced Medical Optics, Inc.* ...................          824,523
  30,500   Cytyc Corp.* .....................................          398,940
  94,600   Owens & Minor, Inc. ..............................        2,204,180
  37,400   PSS World Medical, Inc.* .........................          347,072
  45,000   Sybron Dental Specialties, Inc.* .................        1,077,300
                                                                  ------------
                                                                     4,852,015
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                     VALUE
 SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------
           METALS--1.5%
  31,400   Cleveland-Cliffs Inc.* ...........................     $    813,260
 270,300   USEC Inc. ........................................        1,940,754
                                                                  ------------
                                                                     2,754,014
                                                                  ------------
           MULTIMEDIA/PUBLISHING--0.8%
  35,800   R.H. Donnelley Corp.* ............................        1,482,120
                                                                  ------------
           NATURAL GAS DISTRIBUTION--0.3%
  24,100   Southwest Gas Corp. ..............................          544,419
                                                                  ------------
           OFFICE & BUSINESS EQUIPMENT--1.0%
  22,700   New England Business Service, Inc. ...............          683,270
  27,500   United Stationers Inc.* ..........................        1,117,600
                                                                  ------------
                                                                     1,800,870
                                                                  ------------
           OIL & GAS EQUIPMENT & SERVICES--1.9%
   8,100   Gulf Island Fabrication, Inc.* ...................          127,251
  62,100   Matrix Service Co.* ..............................        1,291,680
  34,500   Oceaneering International, Inc.* .................          848,010
  42,000   Offshore Logistics, Inc.* ........................          897,120
  31,100   Veritas DGC Inc.* ................................          284,254
                                                                  ------------
                                                                     3,448,315
                                                                  ------------
           OIL & GAS FIELD EXPLORATION--1.6%
  21,700   Clayton Williams Energy, Inc.* ...................          438,991
  36,500   Comstock Resources, Inc.* ........................          542,025
  10,300   Houston Exploration Co. (The)* ...................          353,187
  20,300   Plains Resources Inc.* ...........................          276,283
  97,700   Swift Energy Co.* ................................        1,260,330
                                                                  ------------
                                                                     2,870,816
                                                                  ------------
           OIL REFINING--0.3%
  53,500   Tesoro Petroleum Corp.* ..........................          478,290
                                                                  ------------
           PACKAGING--0.2%
   4,000   Greif Inc., Class A ..............................          102,240
   3,100   Owens-Illinois, Inc.* ............................           35,495
   7,600   Silgan Holdings Inc.* ............................          242,440
                                                                  ------------
                                                                       380,175
                                                                  ------------
           PAPER & ALLIED PRODUCTS--0.6%
  18,500   Chesapeake Corp. .................................          440,300
  46,300   Louisiana-Pacific Corp.* .........................          608,845
                                                                  ------------
                                                                     1,049,145
                                                                  ------------
           REAL ESTATE INVESTMENT TRUSTS--8.9%
  24,100   Agree Realty Corp. ...............................          584,425
   7,400   Brandywine Realty Trust ..........................          180,930
  55,400   CarrAmerica Realty Corp. .........................        1,559,510
  48,200   CBL & Associates Properties, Inc. ................        2,360,354


--------------------------------------------------------------------------------
 SHARES/                                                              VALUE
  UNITS                                                              (NOTE 1)
--------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS--(CONTINUED)
  50,200   Crown American Realty Trust ......................     $    566,256
  14,500   Entertainment Properties Trust ...................          453,125
   9,700   Glenborough Realty Trust Inc. ....................          177,995
  18,800   Macerich Co. (The) ...............................          699,360
  72,200   Mid-America Apartment Communities, Inc. ..........        2,121,958
 100,800   Newcastle Investment Corp. .......................        2,190,384
  38,500   Pennsylvania Real Estate Investment Trust ........        1,193,500
  45,700   PS Business Parks, Inc. ..........................        1,736,600
 181,600   Trizec Properties, Inc. ..........................        2,170,120
                                                                  ------------
                                                                    15,994,517
                                                                  ------------
           REAL ESTATE MANAGEMENT--0.1%
   5,900   W. P. Carey & Co. LLC ............................          181,425
                                                                  ------------
           RESIDENTIAL CONSTRUCTION--0.9%
  14,800   Dominion Homes, Inc.* ............................          321,737
  30,000   M/I Schottenstein Homes, Inc. ....................        1,301,400
                                                                  ------------
                                                                     1,623,137
                                                                  ------------
           RESTAURANTS--1.0%
  27,674   CBRL Group, Inc. .................................          965,269
  18,800   Checkers Drive-In Restaurants, Inc.* .............          192,136
  68,600   Dave & Buster's, Inc.* ...........................          688,744
                                                                  ------------
                                                                     1,846,149
                                                                  ------------
           RETAIL - DISCOUNT--0.4%
  39,700   ShopKo Stores, Inc.* .............................          546,669
   6,000   Tuesday Morning Corp.* ...........................          207,720
                                                                  ------------
                                                                       754,389
                                                                  ------------
           RETAIL - SPECIALTY--3.2%
  14,400   AnnTaylor Stores Corp.* ..........................          489,600
  13,900   Barnes & Noble, Inc.* ............................          364,180
  38,564   Brookstone, Inc.* ................................        1,089,433
  41,600   Brown Shoe Company, Inc. .........................        1,289,600
  28,600   Cato Corp. (The), Class A ........................          679,250
   9,800   GameStop Corp.* ..................................          162,974
  44,500   Hibbett Sporting Goods, Inc.* ....................        1,002,140
   6,500   Men's Wearhouse, Inc. (The)* .....................          182,975
  19,800   School Specialty, Inc.* ..........................          557,370
                                                                  ------------
                                                                     5,817,522
                                                                  ------------
           SAVINGS & LOAN ASSOCIATIONS--7.7%
  34,500   Commercial Capital Bancorp, Inc.* ................          726,225
   4,100   Dime Bancorp, Inc., Litigation Tracking
             Warrants* ......................................              656
  80,015   Dime Community Bancshares ........................        1,904,357
  45,300   Downey Financial Corp. ...........................        1,914,831
  35,000   FirstFed Financial Corp.* ........................        1,389,500


   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003

--------------------------------------------------------------------------------
                                                                     VALUE
 SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS--(CONTINUED)
  99,450   Flagstar Bancorp, Inc. ...........................     $  1,942,258
   9,300   Hawthorne Financial Corp.* .......................          363,630
  65,092   Independence Community Bank Corp. ................        2,151,291
  64,299   MAF Bancorp, Inc. ................................        2,456,222
   6,925   Oriental Financial Group Inc. ....................          174,856
  21,290   Sterling Financial Corp.* ........................          615,068
   7,800   Washington Federal, Inc. .........................          197,808
                                                                  ------------
                                                                    13,836,702
                                                                  ------------
           SCHOOLS--0.7%
  22,800   ITT Educational Services, Inc.* ..................          988,380
  11,095   Renaissance Learning, Inc.* ......................          278,374
                                                                  ------------
                                                                     1,266,754
                                                                  ------------
           SEMICONDUCTORS--0.4%
  24,100   Integrated Silicon Solution, Inc.* ...............          227,263
  48,226   Zygo Corp.* ......................................          561,833
                                                                  ------------
                                                                       789,096
                                                                  ------------
           SERVICES - EMPLOYMENT AGENCIES--0.4%
  52,450   Right Management Consultants, Inc.* ..............          743,217
                                                                  ------------
           SERVICES - MANAGEMENT CONSULTING--0.2%
  15,400   FTI Consulting, Inc.* ............................          385,000
                                                                  ------------
           STEEL--0.9%
   8,100   Schnitzer Steel Industries, Inc., Class A ........          200,880
  28,400   Shaw Group Inc. (The)* ...........................          251,624
  60,400   United States Steel Corp. ........................        1,111,964
                                                                  ------------
                                                                     1,564,468
                                                                  ------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--3.6%
  88,900   Applied Signal Technology, Inc.* .................        1,655,318
 131,700   Aspect Communications Corp.* .....................        1,083,891
  16,600   Brightpoint, Inc.* ...............................          443,884
  53,200   Comtech Telecommunications Corp.* ................        1,293,292
  13,600   NII Holdings Inc., Class B* ......................          856,664
  64,900   Polycom, Inc.* ...................................        1,113,684
                                                                  ------------
                                                                     6,446,733
                                                                  ------------
           TOBACCO--0.3%
  77,900   DIMON Inc. .......................................          537,510
                                                                  ------------
           TRANSPORTATION--2.8%
 100,200   Overseas Shipholding Group, Inc. .................        2,596,182
  73,800   Ryder System, Inc. ...............................        2,216,214
  14,304   SCS Transportation, Inc.* ........................          214,560
                                                                  ------------
                                                                     5,026,956
                                                                  ------------


--------------------------------------------------------------------------------
                                                                      VALUE
 SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
           UTILITIES--5.3%
 150,800   Allegheny Energy, Inc. ...........................     $  1,397,916
  20,800   Energen Corp. ....................................          742,144
  11,600   NUI Corp. ........................................          186,180
  81,700   ONEOK, Inc. ......................................        1,714,883
  77,300   PNM Resources Inc. ...............................        2,118,020
  49,565   Southern Union Co.* ..............................          835,666
  39,000   Southwestern Energy Co.* .........................          708,240
  78,100   Texas Genco Holdings, Inc. .......................        1,913,450
                                                                  ------------
                                                                     9,616,499
                                                                  ------------
           WHOLESALE - DISTRIBUTION--0.5%
  14,300   Handleman Co. ....................................          257,686
  14,200   SCP Pool Corp.* ..................................          582,200
                                                                  ------------
                                                                       839,886
                                                                  ------------
           Total Common Stocks
             (Cost $159,347,845) ............................      177,098,535
                                                                  ------------


  PRINCIPAL
AMOUNT (000'S)
--------------
           REPURCHASE AGREEMENTS--4.0%
$  1,338   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $1,338,450),
             0.5625%, 09/02/03 (Note 6)** ...................        1,338,367
   5,769   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/03 to be
             repurchased at $5,770,020),
             1.00%, 09/02/03 (Note 7) .......................        5,769,379
                                                                  ------------
           Total Repurchase Agreements
             (Cost $7,107,746) ..............................        7,107,746
                                                                  ------------
Total Investments -- 102.1%
   (Cost $166,455,591) ......................................      184,206,281
                                                                  ------------
Liabilities in Excess
   of Other Assets -- (2.1)% ................................       (3,709,699)
                                                                  ------------
Net Assets -- 100.0% ........................................     $180,496,582
                                                                  ============

----------
 * Non-income producing.
** Investment purchased with collateral received for securities on loan.

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES
                                AUGUST 31, 2003


                                                   EMERGING GROWTH        GROWTH            MID CAP        SMALL CAP VALUE
                                                        FUND               FUND              FUND               FUND
                                                    ------------      ------------        -----------        ------------
ASSETS
   Investments, at value (Cost -- $104,589,117,
      $29,697,764, $23,585,823, $166,455,591,
      respectively) ..............................  $129,604,487      $ 34,768,033        $26,033,175        $184,206,281
   Receivable for investments sold ...............     6,999,656           959,925            795,522           8,460,448
   Dividends and interest receivable .............        39,987            15,905             30,927             229,932
   Receivable for Fund shares sold ...............        20,202            26,814             26,816               4,965
   Prepaid expenses and other assets .............         7,563             5,914              5,257               8,193
                                                    ------------      ------------        -----------        ------------
      Total assets ...............................   136,671,895        35,776,591         26,891,697         192,909,819
                                                    ------------      ------------        -----------        ------------
LIABILITIES
   Payable for investments purchased .............     3,807,645         1,201,540            515,185          10,114,733
   Payable upon return of securities loaned (Note 6)   2,357,737           709,805             99,733           1,338,367
   Payable for Fund shares redeemed ..............        59,156             7,710            123,606             792,452
   Investment advisory fee payable ...............        79,122             9,280              6,477              67,381
   Accrued expenses and other liabilities ........        82,515            39,062             34,912             100,304
                                                    ------------      ------------        -----------        ------------
      Total liabilities ..........................     6,386,175         1,967,397            779,913          12,413,237
                                                    ------------      ------------        -----------        ------------
NET ASSETS
   Capital stock, $0.001 par value ...............         8,241             2,931              1,881               9,780
   Additional paid-in capital ....................   106,039,758        41,220,295         29,801,485         155,943,049
   Undistributed net investment income ...........            --                --            158,640             440,105
   Accumulated net realized gain/(loss) from
      investments ................................      (777,649)      (12,484,301)        (6,297,574)          6,352,958
   Net unrealized appreciation on investments ....    25,015,370         5,070,269          2,447,352          17,750,690
                                                    ------------      ------------        -----------        ------------
   Net assets applicable to shares outstanding ...  $130,285,720      $ 33,809,194        $26,111,784        $180,496,582
                                                    ============      ============        ===========        ============
Shares outstanding ...............................     8,240,650         2,931,257          1,880,799           9,779,612
                                                    ------------      ------------        -----------        ------------
Net asset value, offering and redemption price
    per share ....................................        $15.81            $11.53             $13.88              $18.46
                                                          ======            ======             ======              ======

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                           STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2003


                                                EMERGING GROWTH        GROWTH              MID CAP          SMALL CAP VALUE
                                                     FUND               FUND                FUND                 FUND
                                                 -----------          ----------         ----------         ---------------
INVESTMENT INCOME
   Dividends* ................................   $   601,464          $  202,068         $  382,831           $ 2,461,311
   Interest ..................................        53,738              18,765             11,439                48,775
   Securities lending ........................        23,417               5,516              2,537                19,475
                                                 -----------          ----------         ----------           -----------
      Total investment income ................       678,619             226,349            396,807             2,529,561
                                                 -----------          ----------         ----------           -----------
EXPENSES
   Investment advisory fees ..................       778,132             327,601            111,321             1,482,125
   Co-Administration fees and expenses .......       190,856             101,027             93,875               241,343
   Administrative services fees ..............       155,626              50,166             35,874               202,092
   Audit and legal fees ......................        76,031              26,569             17,895                93,345
   Transfer agent fees and expenses ..........        68,751              47,234             58,302                77,947
   Printing ..................................        51,751              15,371             11,129                71,113
   Custodian fees and expenses ...............        36,325              10,033              8,175                49,018
   Federal and state registration fees .......        16,546              12,170             13,563                28,340
   Directors' fees and expenses ..............        16,188               4,503              3,427                19,758
   Shareholder service fees ..................        14,966               2,425              6,593                23,023
   Other .....................................         7,866               2,359              3,341                 7,489
                                                 -----------          ----------         ----------           -----------
      Total expenses before waivers and
         reimbursements, if any ..............     1,413,038             599,458            363,495             2,295,593
      Less: waivers and reimbursements, if any      (163,365)           (102,024)          (125,328)             (206,137)
                                                 -----------          ----------         ----------           -----------
      Net expenses after waivers and
         reimbursements, if any ..............     1,249,673             497,434            238,167             2,089,456
                                                 -----------          ----------         ----------           -----------
      Net Investment Income/(Loss) ...........      (571,054)           (271,085)           158,640               440,105
                                                 -----------          ----------         ----------           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain/(loss) from investments .     9,440,716           2,126,107            (57,630)            7,190,545
   Net change in unrealized appreciation/
      (depreciation) on investments ..........    24,531,048           6,516,833          3,661,873            20,141,144
                                                 -----------          ----------         ----------           -----------
   Net realized and unrealized gain on
      investments ............................    33,971,764           8,642,940          3,604,243            27,331,689
                                                 -----------          ----------         ----------           -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................   $33,400,710          $8,371,855         $3,762,883           $27,771,794
                                                 ===========          ==========         ==========           ===========

-----------
*  Net of foreign  withholding  taxes of $4,834,  $657, $653 and $4,813 for the Emerging Growth Fund, Growth Fund, Mid Cap
   Fund and Small Cap Value Fund, respectively.

   The accompanying notes are an integral part of the financial statements.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                            EMERGING GROWTH                            GROWTH
                                                                 FUND                                   FUND
                                                     -----------------------------         -----------------------------
                                                         FOR THE FISCAL YEARS                   FOR THE FISCAL YEARS
                                                           ENDED AUGUST 31,                       ENDED AUGUST 31,
                                                     -----------------------------         -----------------------------
                                                        2003              2002                 2003              2002
                                                     ------------     ------------         -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) ..................    $  (571,054)     $  (833,120)         $ (271,085)       $ (359,234)
   Net realized gain/(loss) from investments .....      9,440,716          635,625           2,126,107        (2,221,509)
   Net change in unrealized appreciation/
      (depreciation) on investments ..............     24,531,048       (8,936,144)          6,516,833        (2,217,432)
                                                     ------------     ------------         -----------       -----------
   Net increase/(decrease) in net assets resulting
      from operations ............................     33,400,710       (9,133,639)          8,371,855        (4,798,175)
                                                     ------------     ------------         -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................             --               --                  --                --
   Net realized capital gains ....................             --               --                  --                --
                                                     ------------     ------------         -----------       -----------
   Total dividends and distributions to shareholders           --               --                  --                --
                                                     ------------     ------------         -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 5) ...........         19,899      (33,927,799)         (8,596,538)       (1,098,115)
                                                     ------------     ------------         -----------       -----------
   Total increase/(decrease) in net assets .......     33,420,609      (43,061,438)           (224,683)       (5,896,290)

NET ASSETS
   Beginning of year .............................     96,865,111      139,926,549          34,033,877        39,930,167
                                                     ------------     ------------         -----------       -----------
   End of year* ..................................   $130,285,720)    $ 96,865,111         $33,809,194       $34,033,877
                                                     ============     ============         ===========       ===========




                                                                 MID CAP                           SMALL CAP VALUE
                                                                  FUND                                  FUND
                                                      -----------------------------        ------------------------------
                                                          FOR THE FISCAL YEARS                  FOR THE FISCAL YEARS
                                                            ENDED AUGUST 31,                      ENDED AUGUST 31,
                                                      -----------------------------        ------------------------------
                                                          2003             2002                2003              2002
                                                      -----------       -----------        ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) ..................    $   158,640        $  167,407          $  440,105        $ (344,322)
   Net realized gain/(loss) from investments .....        (57,630)       (1,498,981)          7,190,545         9,707,831
   Net change in unrealized appreciation/
      (depreciation) on investments ..............      3,661,873        (1,234,846)         20,141,144        (4,975,947)
                                                      -----------       -----------        ------------      ------------
   Net increase/(decrease) in net assets resulting
      from operations ............................      3,762,883        (2,566,420)         27,771,794         4,387,562
                                                      -----------       -----------        ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................       (167,268)         (145,129)                 --           (38,820)
   Net realized capital gains ....................             --                --         (10,075,786)       (5,799,905)
                                                      -----------       -----------        ------------      ------------
   Total dividends and distributions to shareholders     (167,268)         (145,129)        (10,075,786)       (5,838,725)
                                                      -----------       -----------        ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 5) ...........     (2,592,660)       (3,377,823)         32,420,258        96,267,850
                                                      -----------       -----------        ------------      ------------
   Total increase/(decrease) in net assets .......      1,002,955        (6,089,372)         50,116,266        94,816,687

NET ASSETS
   Beginning of year .............................     25,108,829        31,198,201         130,380,316        35,563,629
                                                      -----------       -----------        ------------      ------------
   End of year* ..................................    $26,111,784       $25,108,829        $180,496,582      $130,380,316
                                                      ===========       ===========        ============      ============

-----------
* Includes undistributed net investment income as follows:

                                                    FOR THE FISCAL YEARS
                                                       ENDED AUGUST 31,
                                                ----------------------------
                                                    2003             2002
                                                ----------        ----------
   Mid Cap Fund ..........................       $158,640          $167,268
   Small Cap Value Fund ..................        440,105                --


    The accompanying notes are an integral part of the financial statements.

                                    28 and 29

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                   EMERGING GROWTH FUND
                                                              ---------------------------------------------------------
                                                                          FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                              ---------------------------------------------------------
                                                               2003          2002         2001         2000        1999
                                                              -------       -------      -------      -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .....................      $ 11.81       $ 12.73      $ 20.99      $ 18.03     $ 12.52
                                                              -------       -------      -------      -------     -------
Net investment loss ....................................        (0.07)(1)     (0.10)       (0.07)       (0.10)      (0.18)
Net realized and unrealized gain/(loss) on investments(2)        4.07         (0.82)       (3.58)        7.39        6.72
                                                              -------       -------      -------      -------     -------
Net increase/(decrease) in net assets resulting
   from operations .....................................         4.00         (0.92)       (3.65)        7.29        6.54
                                                              -------       -------      -------      -------     -------
Distributions to shareholders from:
Net realized capital gains .............................           --            --        (4.61)       (4.33)      (1.03)
                                                              -------       -------      -------      -------     -------
Redemption fees (Note 5)(3) ............................           --            --           --           --          --
                                                              -------       -------      -------      -------     -------
Net asset value, end of year ...........................      $ 15.81       $ 11.81      $ 12.73      $ 20.99     $ 18.03
                                                              =======       =======      =======      =======     =======
Total investment return(4) .............................        33.87%        (7.23)%     (20.16)%      54.42%      56.09%
                                                              =======       =======      =======      =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ................     $130,286       $96,865     $139,927     $134,533     $76,349
Ratio of expenses to average net assets(5) .............         1.20%         1.12%        1.07%        1.00%       1.00%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements, if any ..............................         1.36%         1.26%        1.25%        1.28%       1.26%
Ratio of net investment loss to average net assets(5) ..        (0.55)%       (0.75)%      (0.67)%      (0.55)%     (0.46)%
Portfolio turnover rate ................................       227.46%       216.40%      280.00%      297.08%     316.02%




                                                                                          GROWTH FUND
                                                                 ----------------------------------------------------------
                                                                             FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                  2003         2002         2001         2000          1999
                                                                 ------      -------      -------      -------       ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .....................         $ 9.07      $ 10.48      $ 23.69      $ 14.89       $ 9.75
                                                                 ------      -------      -------      -------       ------
Net investment loss ....................................          (0.08)(1)    (0.10)       (0.10)       (0.12)       (0.18)
Net realized and unrealized gain/(loss) on investments(2)          2.54        (1.31)       (6.59)        9.29         5.33
                                                                 ------      -------      -------      -------       ------
Net increase/(decrease) in net assets resulting
   from operations .....................................           2.46        (1.41)       (6.69)        9.17         5.15
                                                                 ------      -------      -------      -------       ------
Distributions to shareholders from:
Net realized capital gains .............................             --           --        (6.52)       (0.37)       (0.01)
                                                                 ------      -------      -------      -------       ------
Redemption fees (Note 5)(3) ............................             --           --           --           --           --
                                                                 ------      -------      -------      -------       ------
Net asset value, end of year ...........................        $ 11.53       $ 9.07      $ 10.48      $ 23.69      $ 14.89
                                                                 ======      =======      =======      =======       ======
Total investment return(4) .............................          27.12%      (13.45)%     (36.45)%      63.11%       52.80%
                                                                 ======      =======      =======      =======       ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ................        $33,809      $34,034      $39,930      $79,520      $62,376
Ratio of expenses to average net assets(5) .............           1.49%        1.35%        1.08%        1.00%        1.00%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements, if any ..............................           1.79%        1.54%        1.36%        1.32%        1.30%
Ratio of net investment loss to average net assets(5) ..          (0.81)%      (0.96)%      (0.70)%      (0.59)%      (0.45)%
Portfolio turnover rate ................................         237.59%      241.28%      271.29%      228.69%      309.60%

----------
(1) Calculated based on average shares outstanding for the year.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3) Amount is less than $0.01 per share.
(4) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(5) Reflects waivers and expense reimbursements, if any.

    The accompanying notes are an integral part of the financial statements.

                                    30 and 31

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                        FINANCIAL HIGHLIGHTS (CONCLUDED)


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                MID CAP FUND
                                                         --------------------------------------------------------

                                                                 FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                         --------------------------------------------------------
                                                          2003        2002         2001         2000       1999
                                                         -------     -------      -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................   $ 11.98     $ 13.16      $ 19.22     $ 16.89     $ 13.30
                                                         -------     -------      -------     -------     -------
Net investment income/(loss) .........................      0.08        0.08         0.06        0.08        0.05
Net realized and unrealized gain/(loss) on investments
   and futures transactions, if any(1) ...............      1.90       (1.22)       (2.98)       4.25        4.97
                                                         -------     -------      -------     -------     -------
Net increase/(decrease) in net assets resulting from
   operations ........................................      1.98       (1.14)       (2.92)       4.33        5.02
                                                         -------     -------      -------     -------     -------
Dividends and distributions to shareholders from:
Net investment income ................................     (0.08)      (0.06)       (0.08)      (0.03)      (0.06)
Net realized capital gains ...........................        --          --        (3.06)      (1.97)      (1.37)
                                                         -------     -------      -------     -------     -------
Total dividends and distributions to shareholders ....     (0.08)      (0.06)       (3.14)      (2.00)      (1.43)
                                                         -------     -------      -------     -------     -------
Redemption fees (Note 5) .............................        --**      0.02           --**        --**        --**
                                                         -------     -------      -------     -------     -------
Net asset value, end of period .......................   $ 13.88     $ 11.98      $ 13.16     $ 19.22     $ 16.89
                                                         =======     =======      =======     =======     =======
Total investment return(2) ...........................     16.70%      (8.48)%     (17.42)%     29.61%      41.61%
                                                         =======     =======      =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............   $26,112     $25,109      $31,198     $44,430     $49,156
Ratio of expenses to average net assets(3) ...........      1.00%       0.85%        0.91%       1.00%       1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........      1.52%       1.27%        1.39%       1.61%       1.33%
Ratio of net investment income/(loss) to average
   net assets(3) .....................................      0.66%       0.59%        0.39%       0.40%       0.31%
Portfolio turnover rate ..............................    227.20%     270.77%      318.28%     378.17%     384.71%




                                                                                   SMALL CAP VALUE FUND
                                                          -------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                      FOR THE FISCAL YEARS ENDED AUGUST 31,      NOVEMBER 30, 1998*
                                                          --------------------------------------------------          THROUGH
                                                           2003           2002          2001          2000        AUGUST 31, 1999
                                                          -------        -------       -------       -------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................    $ 16.86        $ 17.61       $ 12.91       $ 12.86          $ 12.00
                                                          -------        -------       -------       -------          -------
Net investment income/(loss) .........................       0.05          (0.05)         0.02          0.15             0.10
Net realized and unrealized gain/(loss) on investments
   and futures transactions, if any(1) ...............       2.90           1.71          4.79          1.32             0.76
                                                          -------        -------       -------       -------          -------
Net increase/(decrease) in net assets resulting from
   operations ........................................       2.95           1.66          4.81          1.47             0.86
                                                          -------        -------       -------       -------          -------
Dividends and distributions to shareholders from:
Net investment income ................................         --          (0.02)        (0.14)        (0.10)              --
Net realized capital gains ...........................      (1.41)         (2.58)           --         (1.32)              --
                                                          -------        -------       -------       -------          -------
Total dividends and distributions to shareholders ....      (1.41)         (2.60)        (0.14)        (1.42)              --
                                                          -------        -------       -------       -------          -------
Redemption fees (Note 5) .............................       0.06           0.19          0.03            --**             --**
                                                          -------        -------       -------       -------          -------
Net asset value, end of period .......................    $ 18.46        $ 16.86       $ 17.61       $ 12.91          $ 12.86
                                                          =======        =======       =======       =======          =======
Total investment return(2) ...........................      20.51%         13.31%        37.97%        13.94%            7.17%
                                                          =======        =======       =======       =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............   $180,497       $130,380       $35,564       $13,481          $11,498
Ratio of expenses to average net assets(3) ...........       1.55%          1.73%         1.67%         1.00%            1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........       1.70%          1.88%         2.14%         2.34%            2.59%(4)
Ratio of net investment income/(loss) to average
   net assets(3) .....................................       0.33%         (0.35)%        0.17%         1.35%            1.15%(4)
Portfolio turnover rate ..............................     268.07%        275.73%       277.28%       256.28%          212.55%

----------
 *  Commencement of operations.
**  Amount is less than $0.01 per share.
(1) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective periods.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(3) Reflects waivers and expense reimbursements, if any.
(4) Annualized.


    The accompanying notes are an integral part of the financial statements.

                                    32 and 33

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen active investment portfolios, including the N/I NUMERIC INVESTORS FAMILY OF FUNDS ("n/i numeric investors Family") which consists of four diversified portfolios: N/I NUMERIC INVESTORS Emerging Growth Fund ("Emerging Growth Fund"), N/I NUMERIC INVESTORS Growth Fund ("Growth Fund"), N/I NUMERIC INVESTORS Mid Cap Fund ("Mid Cap Fund") and N/I NUMERIC INVESTORS Small Cap Value Fund ("Small Cap Value Fund") (each, a "Fund," and collectively, the "Funds").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
26.073 billion are currently classified into ninety-seven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. Eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers, which Numeric Investors L.P.(R) (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next business day, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INVESTMENT  TRANSACTIONS,  INVESTMENT  INCOME AND  EXPENSES -- The Funds  record security transactions on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific fund or fund family are charged directly to the fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net realized capital gains, if any, will be declared and recorded on the ex-dividend date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets. The following permanent differences as of August 31, 2003, primarily attributable to net investment loss, were reclassified to the following accounts:

                                         INCREASE                DECREASE
                                        ACCUMULATED         ADDITIONAL PAID-IN
FUND                                NET INVESTMENT LOSS           CAPITAL
----                                -------------------     ------------------
Emerging Growth Fund ............        $571,054               $(571,054)
Growth Fund .....................         271,085                (271,085)

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as each Fund's investment adviser. Numeric is entitled to a performance-based fee for its advisory services for the Growth, Mid Cap and Small Cap Value Funds calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based on each Fund's performance during the last rolling 12-month period. Each Fund's net performance is compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate would be + or - 0.50% of average daily net assets which would be added to or deducted from the basic fee.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Numeric is entitled to receive 0.75% of the Emerging Growth Fund's average daily net assets, computed daily and payable monthly for its advisory services.

Numeric has agreed that until December 31, 2003, it will waive its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in an aggregate amount equal to the amount by which the Growth, Mid Cap and/or Small Cap Value Funds' total other expenses (other than investment advisory fees, expenses attributable to the Shareholder Services Plan, brokerage commissions, extraordinary items, interest and taxes) exceed 0.50% of such Fund's average daily net assets. Numeric has agreed that until December 31, 2003, it will limit the Emerging Growth Fund's total expenses to the extent that such expenses, other than expenses attributable to the Shareholder Services Plan, exceed 1.25% of average daily net assets.

As necessary, these limitations were effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended August 31, 2003, investment advisory fees, waivers and expense reimbursements were as follows:


                                           TOTAL INVESTMENT                   NET           EXPENSE
FUND                                         ADVISORY FEES     WAIVERS   ADVISORY FEES   REIMBURSEMENT
----                                       ----------------   --------   -------------   -------------
Emerging Growth Fund ...................      $  778,132      $ (5,145)    $  772,987           --
Growth Fund ............................         327,601       (53,547)       274,054           --
Mid Cap Fund ...........................         111,321       (85,634)        25,687       $3,604
Small Cap Value Fund ...................       1,482,125          (678)     1,481,447           --

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 2003, PFPC, voluntarily agreed to waive a portion of its administration fees. During such period, PFPC's co-administration fees and related waivers were as follows:


                                       TOTAL PFPC                             NET PFPC
                                 CO-ADMINISTRATION FEES       PFPC     CO-ADMINISTRATION FEES
FUND                                  AND EXPENSES           WAIVERS        AND EXPENSES
----                             ----------------------    ----------  ----------------------
Emerging Growth Fund ......            $138,980            $(23,344)          $115,636
Growth Fund ...............              84,305              (5,000)            79,305
Mid Cap Fund ..............              81,917              (5,000)            76,917
Small Cap Value Fund ......             175,781             (30,313)           145,468

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For providing regulatory administrative services to RBB, PFPC is entitled to receive compensation as agreed to by the Funds and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of RBB based on each portfolio's average net assets as a percentage of the total RBB related net assets. For the period June 1, 2003 to August 31, 2003, the regulatory administrative services fees were $5,210, $1,532, $1,108 and $7,574 for the Emerging Growth Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively.


In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. For the fiscal year ended August 31, 2003, transfer agency fees and expenses were $68,751, $47,234, $58,302 and $77,947 for the Emerging Growth Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively.


PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to each Fund. As compensation for such administrative services, PFPC Distributors received a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

For the fiscal year ended August 31, 2003, PFPC Distributors, voluntarily agreed to waive a portion of its administrative services fees for each Fund. During such period, administrative services fees were as follows:


                                          TOTAL
                                      ADMINISTRATIVE                      NET ADMINISTRATIVE
FUND                                   SERVICES FEES          WAIVERS        SERVICES FEES
----                                  --------------        ----------    ------------------
Emerging Growth Fund ...........         $155,626           $(134,876)          $20,750
Growth Fund ....................           50,166             (43,477)            6,689
Mid Cap Fund ...................           35,874             (31,090)            4,784
Small Cap Value Fund ...........          202,092            (175,146)           26,946

The Emerging Growth Fund, Growth Fund,Mid Cap Fund and Small Cap Value Fund owed PFPC and its affiliates $26,115, $15,665, $16,984 and $29,844, respectively, for their services as of August 31, 2003.


3. SHAREHOLDER SERVICES PLAN

On January 22, 2003, the Board of Directors approved a Shareholder Services Plan which permits the Funds to pay fees to certain Shareholder Organizations of up to 0.25% of the average daily net assets of each Fund for which such Shareholder Organizations provide services for the benefit of customers. The Shareholder Services Plan became effective March 1, 2003.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                  GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4. INVESTMENT IN SECURITIES

For the fiscal year ended August 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                             PURCHASES              SALES
----                                           ------------         ------------
Emerging Growth Fund ......................    $229,211,678         $230,861,314
Growth Fund ...............................      76,980,889           85,425,035
Mid Cap Fund ..............................      52,639,889           55,786,370
Small Cap Value Fund ......................     378,954,016          355,933,528


5. CAPITAL SHARE TRANSACTIONS

As of August 31, 2003, each Fund has 50,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital shares for the respective periods were as follows:


                                                    EMERGING GROWTH FUND
                                 ----------------------------------------------------------
                                          FOR THE                         FOR THE
                                     FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                      AUGUST 31, 2003                 AUGUST 31, 2002
                                 -----------------------      -----------------------------
                                   SHARES       AMOUNT           SHARES           AMOUNT
                                 ---------   -----------      -----------      ------------
Sales ........................     804,076   $ 9,594,697        1,337,023      $ 17,701,165
Repurchases ..................    (766,322)   (9,574,798)      (2,706,477)      (35,503,100)
In-kind redemption ...........          --            --       (1,423,289)      (16,125,864)
                                 ---------   -----------      -----------      ------------
Net increase/(decrease) ......      37,754   $    19,899       (2,792,743)     $(33,927,799)
                                 =========   ===========      ===========      ============


                                                       GROWTH FUND
                                 ----------------------------------------------------------
                                          FOR THE                       FOR THE
                                     FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                      AUGUST 31, 2003               AUGUST 31, 2002
                                 -----------------------      -----------------------------
                                   SHARES       AMOUNT           SHARES           AMOUNT
                                 ---------   -----------      -----------      ------------
Sales ........................      78,665   $   733,076          296,000       $ 2,616,826
Repurchases ..................    (898,509)   (9,329,614)        (356,125)       (3,714,941)
                                 ---------   -----------      -----------      ------------
Net decrease .................    (819,844)  $(8,596,538)         (60,125)      $(1,098,115)
                                 =========   ===========      ===========      ============

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                        MID CAP FUND
                                   ----------------------------------------------------------
                                            FOR THE                         FOR THE
                                       FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                        AUGUST 31, 2003                 AUGUST 31, 2002
                                   -----------------------        ---------------------------
                                     SHARES       AMOUNT           SHARES           AMOUNT
                                   ---------   -----------        ---------       -----------
Sales ........................        92,608   $ 1,080,079          480,281       $ 6,158,580
Repurchases ..................      (321,954)   (3,835,656)        (766,504)       (9,678,272)
Reinvestments ................        14,677       162,917           11,764           141,869
                                   ---------   -----------        ---------       -----------
Net decrease .................      (214,669)  $(2,592,660)        (274,459)      $(3,377,823)
                                   =========   ===========        =========       ===========


                                                    SMALL CAP VALUE FUND
                                   ----------------------------------------------------------
                                            FOR THE                         FOR THE
                                       FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                        AUGUST 31, 2003                 AUGUST 31, 2002
                                   -----------------------        ---------------------------
                                     SHARES      AMOUNT            SHARES           AMOUNT
                                   ---------  ------------       ----------      ------------
Sales ........................     5,928,003  $ 91,225,551       10,892,105      $187,038,373
Repurchases ..................    (4,558,315)  (68,285,924)      (5,580,966)      (96,476,291)
Reinvestments ................       676,704     9,480,631          402,382         5,705,768
                                  ----------  ------------       ----------      ------------
Net increase .................     2,046,392  $ 32,420,258        5,713,521      $ 96,267,850
                                  ==========  ============       ==========      ============

There is a 2.00% redemption fee on shares redeemed which have been held for less than one year on each of the Funds. For the fiscal year ended August 31, 2003, these fees amounted to $28,574, $1,207, $6,209 and $505,094 for the Emerging Growth Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively. The redemption fees are collected and retained by each Fund for the benefit of the remaining shareholders and recorded as additional paid-in capital.


6. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral being maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Funds. However, there can be no assurance the Funds can recover this amount. The value of securities on loan to brokers and the related collateral received at August 31, 2003, were as follows:

                                       VALUE OF
FUND                              SECURITIES ON LOAN       VALUE OF COLLATERAL
----                              ------------------       -------------------
Emerging Growth Fund .........       $12,947,685              $13,260,014
Growth Fund ..................         2,274,084                2,320,301
Mid Cap Fund .................           783,616                  806,196
Small Cap Value Fund .........         9,452,319                9,686,134

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Collateral received from securities out on loan to broker/dealers is in the form of U.S. Treasury securities with any cash collateral received invested into repurchase agreements with Bear, Stearns & Co. Inc., which in turn are collateralized by various U.S. Treasury securities. The stated interest rate on repurchase agreements is net of rebate paid to the borrower on securities loaned.


Collateral for repurchase agreements in connection with securities lending at August 31, 2003 are listed below:


                                                                    EMERGING GROWTH FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
Related Collateral:
United States Treasury Note .....      $2,235        2.125%        08/31/04     $2,253,841     $  264        $2,254,105
United States Treasury Bond .....         145        6.875         08/15/25        173,207        415           173,622
                                                                                ----------     ------        ----------
                                                                                $2,427,048     $  679        $2,427,727
                                                                                ==========     ======        ==========


                                                                         GROWTH FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
Related Collateral:
United States Treasury Bond .....      $  610        6.875%        08/15/25     $  728,664     $1,747        $  730,411


                                                                          MID CAP FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
Related Collateral:
United States Treasury Bond .....      $   90        6.875%        08/15/25     $  107,508     $  258        $  107,766


                                                                      SMALL CAP VALUE FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
Related Collateral:
United States Treasury Bond .....      $1,155        6.875%        08/15/25     $1,379,682     $3,309        $1,382,991

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at August 31, 2003:


                                                                      EMERGING GROWTH FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
United States Treasury Bond ....       $1,505         6.875%       08/15/25     $1,797,768    $ 4,311        $1,802,079


                                                                         GROWTH FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
United States Treasury Bond ....       $1,075         6.875%       08/15/25     $1,284,120    $ 3,079        $1,287,199


                                                                          MID CAP FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
United States Treasury Bond ....       $  640         6.875%       08/15/25     $  764,499    $ 1,833        $  766,332


                                                                     SMALL CAP VALUE FUND
                                    -----------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT                                                  ACCRUED
ISSUER                               (000'S)      INTEREST RATE    MATURITY    MARKET VALUE   INTEREST      TOTAL VALUE
------                              ---------     -------------    --------    ------------   --------      -----------
United States Treasury Bond ....       $4,960         6.875%       08/15/25     $5,924,869    $14,208       $5,939,077


8. FEDERAL INCOME TAX INFORMATION

At August 31, 2003, Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:


                                     FEDERAL TAX      UNREALIZED        UNREALIZED      NET UNREALIZED
FUND                                    COST         APPRECIATION      DEPRECIATION      APPRECIATION
----                                 ------------    ------------      ------------     --------------
Emerging Growth Fund ...........     $104,956,614     $25,562,603      $  (914,730)       $24,647,873
Growth Fund ....................       29,910,988       5,250,956         (393,911)         4,857,045
Mid Cap Fund ...................       23,702,182       2,616,174         (285,181)         2,330,993
Small Cap Value Fund ...........      167,013,016      18,753,924       (1,560,659)        17,193,265

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED     UNDISTRIBUTED
                                                ORDINARY         LONG-TERM
FUND                                             INCOME             GAINS
----                                          -------------     -------------
Emerging Growth Fund ...................               --                --
Growth Fund ............................               --                --
Mid Cap Fund ...........................       $  158,640                --
Small Cap Value Fund ...................        5,307,459        $2,043,029

At August 31, 2003, the Funds had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                              EXPIRING AUGUST 31,
                                   ---------------------------------------
FUND                                  2009          2010            2011
----                               ---------    ------------     ---------
Emerging Growth Fund ...........          --     $   410,152            --
Growth Fund ....................          --      12,271,077            --
Mid Cap Fund ...................    $506,551       5,467,943      $206,720
Small Cap Value Fund ...........          --              --            --

During the year ended August 31, 2003, the Emerging Growth Fund and Growth Fund utilized $8,924,857 and $1,986,321 respectively, of prior year capital loss carryforwards.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:


                                                 ORDINARY         LONG-TERM
FUND                             YEAR             INCOME            GAINS             TOTAL
----                             ----            --------         ---------        -----------
Emerging Growth Fund
                                 2003                    --              --                 --
                                 2002                    --              --                 --
Growth Fund
                                 2003                    --              --                 --
                                 2002                    --              --                 --
Mid Cap Fund
                                 2003            $  167,268              --        $   167,268
                                 2002               145,129              --            145,129
Small Cap Value Fund
                                 2003             8,972,686      $1,103,100         10,075,786
                                 2002             4,929,706         909,019          5,838,725

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                         REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)


Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year (August 31, 2003) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2003, the following dividends and distributions per share were paid by each of the Funds:

                                           ORDINARY INCOME
                                     ---------------------------
                                     NET INVESTMENT   SHORT-TERM     LONG-TERM
FUND                                     INCOME          GAINS         GAINS
----                                 --------------   ----------     ---------
Emerging Growth Fund ............            --              --            --
Growth Fund .....................            --              --            --
Mid Cap Fund ....................       $0.0804              --            --
Small Cap Value Fund ............            --         $1.2559       $0.1544

The percentage of total ordinary income dividends from the Mid Cap and Small Cap Value Funds qualifying for the corporate dividends received deduction is 100% and 25.11%, respectively.

These amounts were reported to shareholders as income in 2002. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                          PRIVACY NOTICE -- (UNAUDITED)


The N/I NUMERIC INVESTORS FAMILY OF FUNDS of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o   Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 348-5031.

October 2003

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                           FUND MANAGEMENT (UNAUDITED)

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (800) 348-5031.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)     TERM OF OFFICE             PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN     OTHER
     NAME, ADDRESS,              HELD         AND LENGTH OF                   DURING PAST               FUND COMPLEX   DIRECTORSHIPS
   AND DATE OF BIRTH          WITH FUND        TIME SERVED                      5 YEARS                  OVERSEEN BY     HELD BY
                                                                                                          DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky              Director   - Indefinite: until      Since 1969, Director and Vice             16        Director,
Comcast Corporation                         successor is elected   Chairman, Comcast Corporation (cable                Comcast
1500 Market Street, 35th Fl.                and qualified or       television and communications);                     Corporation
Philadelphia, PA 19102                      until his death,       Director, NDS Group PLC (provider of
DOB: 7/16/33                                resignation or         systems and applications for digital
                                            removal.               pay TV).

                                          - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay              Director   - Indefinite: until      Since 2000, Vice President, Fox Chase     16            None
 333 Cottman Avenue                         successor is elected   Cancer Center (biomedical research
 Philadelphia, PA 19111                     and qualified or       and medical care); prior to 2000,
 DOB: 12/06/35                              until his death,       Executive Vice President, Fox Chase
                                            resignation or         Cancer Center.
                                            removal.

                                          - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman            Director   - Indefinite: until      Since December 2000, Director,            16            None
 106 Pierrepont Street                      successor is elected   Gabelli Partners, L.P. (an investment
 Brooklyn, NY 11201                         and qualified or       partnership); Chief Operating Officer
 DOB: 5/21/48                               until his death,       and member of the Board of Directors
                                            resignation or         of Outercurve Technologies (wireless
                                            removal.               enabling services) until April 2001;
                                                                   Chief Operating Officer and member of
                                          - 1991 to present        the Executive Operating Committee of
                                                                   Warburg Pincus Asset Management,
                                                                   Inc.; Executive Officer and Director
                                                                   of Credit Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management, Inc.
                                                                   until September 15, 1999; Prior to
                                                                   1997, Managing Director of Warburg
                                                                   Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                           FUND MANAGEMENT (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)     TERM OF OFFICE             PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN     OTHER
     NAME, ADDRESS,              HELD         AND LENGTH OF                   DURING PAST               FUND COMPLEX   DIRECTORSHIPS
   AND DATE OF BIRTH          WITH FUND        TIME SERVED                      5 YEARS                  OVERSEEN BY     HELD BY
                                                                                                          DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg            Director   - Indefinite: until      Since 1974, Chairman, Director and        16          Director,
Moyco Technologies, Inc.                    successor is elected   President, Moyco Technologies, Inc.                     Moyco
200 Commerce Drive                          and qualified or       (manufacturer of precision coated and               Technologies,
Montgomeryville, PA 18936                   until his death,       industrial abrasives); Since 1999,                       Inc.
DOB: 3/24/34                                resignation or         Director, Pennsylvania Business Bank.
                                            removal.

                                          - 1991 to present.
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky**             Director   - Indefinite: until      Since July 2002, Senior Vice              16            None
Oppenheimer & Company, Inc.                 successor is elected   President and prior thereto,
200 Park Avenue                             and qualified or       Executive Vice President of
New York, NY 10166                          until his death,       Oppenheimer & Company, Inc. (formerly
DOB: 4/16/38                                resignation or         Fahnestock & Co., Inc., a registered
                                            removal.               broker-dealer).

                                          - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall**           Director   - Indefinite: until      Director of PFPC Inc. from January        16            None
400 Bellevue Parkway                        successor is elected   1987 to April 2002, Chairman and
Wilmington, DE 19809                        and qualified or       Chief Executive Officer of PFPC Inc.
DOB: 9/25/38                                until his death,       until April 2002, Executive Vice
                                            resignation or         President of PNC Bank, National
                                            removal.               Association from October 1981 to
                                                                   April 2002, Director of PFPC
                                          - August 2002 to         International Ltd. (financial
                                            present                services) from August 1993 to April
                                                                   2002, Director of PFPC International
                                                                   (Cayman) Ltd. (financial services)
                                                                   from September 1996 to April 2002,
                                                                   and Director of International Dollar
                                                                   Reserve Fund, Ltd. (Cayman mutual
                                                                   fund company) from September 1993 to
                                                                   present; Governor of the Investment
                                                                   Company Institute (investment company
                                                                   industry trade organization) from
                                                                   July 1996 to January 2002; Director
                                                                   of PNC Asset Management, Inc.
                                                                   (investment advisory) from September
                                                                   1994 to March 1998; Director of PNC
                                                                   National Bank from October 1995 to
                                                                   November 1997; Director of Haydon
                                                                   Bolts, Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts, Inc.)
                                                                   since 1984. Mr. Carnall provides
                                                                   consulting services from time to time
                                                                   to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group,
   Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the
   Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                              EMERGING GROWTH FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND

                           FUND MANAGEMENT (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)     TERM OF OFFICE             PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN     OTHER
     NAME, ADDRESS,              HELD         AND LENGTH OF                   DURING PAST               FUND COMPLEX   DIRECTORSHIPS
   AND DATE OF BIRTH          WITH FUND        TIME SERVED                      5 YEARS                  OVERSEEN BY     HELD BY
                                                                                                          DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President  - Indefinite: until      Certified Public Accountant; Vice         N/A           N/A
400 Bellevue Parkway              and       successor is           Chairman of the Board, Fox Chase
4th Floor                      Treasurer    elected.               Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                              - Since 1991 and 1988,   Trustee Emeritus, Immaculata
                                            respectively           University; President or Vice
                                                                   President and Treasurer of various
                                                                   investment companies advised by
                                                                   subsidiaries of PNC Bank Corp. from
                                                                   1981 to 1997; Managing General
                                                                   Partner, President and Treasurer of
                                                                   Chestnut Street Exchange Fund;
                                                                   Director of the Bradford Funds, Inc.
                                                                   from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                   Secretary  - Indefinite: until      Since 2000, Vice President and            N/A           N/A
301 Bellevue Parkway                        successor is           Counsel, PFPC Inc. (financial
2nd Floor                                   elected.               services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young, LLC
DOB: 1/27/68                              - Since 2003             (law firm) from 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                [GRAPHIC OMITTED]
                              n/i NUMERIC INVESTORS
                                       FAMILY OF FUNDS

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com


      INVESTMENT ADVISER
           Numeric Investors L.P.(R)
           One Memorial Drive
           Cambridge, MA 02142

      CO-ADMINISTRATORS
           Bear Stearns Funds Management Inc.
           383 Madison Avenue
           New York, NY 10179

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      DISTRIBUTOR
           PFPC Distributors,Inc.
           760 Moore Road
           King of Prussia, PA 19406

      CUSTODIAN
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 08540

      TRANSFER AGENT
           PFPC Inc.
           760 Moore Road
           King of Prussia, PA 19406

      INDEPENDENT AUDITORS
           PricewaterhouseCoopers LLP
           Two Commerce Square
           Philadelphia, PA 19103

      COUNSEL
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103





This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

   [GRAPHIC OMITTED]
 n/i NUMERIC INVESTORS
          FAMILY OF FUNDS

   One Memorial Drive
   Cambridge, MA 02142

1-800-numeric [686-3742]
 http://www.numeric.com

                         BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.








                                                              [GRAPHICS OMITTED]


                                  ANNUAL REPORT
                                 AUGUST 31, 2003


                             SMALL CAP VALUE FUND II

                             LONG/SHORT EQUITY FUND

                              LARGE CAP VALUE FUND

                               MID CAP VALUE FUND

                               ALL-CAP VALUE FUND


                                 [LOGO OMITTED]
                                 BP
                                 BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                                 -----------------------------------------------
                                 ONE PHILOSOPHY  o  ONE CULTURE  o  ONE FOCUS

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PRIVACY NOTICE (Unaudited)
--------------------------------------------------------------------------------

                             SMALL CAP VALUE FUND II
                             LONG/SHORT EQUITY FUND
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                               ALL-CAP VALUE FUND


The Boston Partners Family of Funds of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.

October 2003




                          NOT PART OF THE ANNUAL REPORT

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 GENERAL MARKET COMMENTARY
--------------------------------------------------------------------------------

September 15, 2003

Dear Shareholder,

     The one-year period ended August 31, 2003 saw all of the major market indices posting positive returns. The beginning of the year saw volatility in the capital markets with uncertainties relating to the war in Iraq and the Middle East peace process. The poor returns experienced early in the year turned into an enormous bull rally in the second quarter and has continued through the early parts of the third quarter. The bull market of the last 6 months has been a welcome respite; at the time of this report, we remain cautious. While the Federal Reserve has actively promoted consumer demand via lower interest rates, we believe we may be approaching the limits of effectiveness of that policy. We have seen only limited evidence of increased capital spending in the corporate sector and we are not convinced that the economic recovery is underway and vibrant.

     Growth stocks have outperformed their value counterparts for the one-year period ended August 31, 2003. As we mentioned, all major indices were up for this period, with the Russell 2000 Growth and the tech heavy NASDAQ having led the way. The stocks that comprised our portfolio at the time of this report were "value" stocks and adhered to their fund's specific guidelines and category.

     We have made some recent enhancements to the website and account access is now available on the website. Please visit our website at WWW.BOSTONPARTNERSFUNDS.COM to obtain further information on getting your account access.

     The following pages contain investment discussion on each of the Boston Partners Funds. Please take a minute to review them and feel free to contact us with any comments or questions.


Warm Regards,

Boston Partners Asset Management


2 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------

Dear Shareholder,

     The Boston Partners Small Cap Value Fund II outperformed the Russell 2000 Value and Russell 2000 indices for the trailing 3 and 5 year time periods ended August 31, 2003. For the year ended August 31, 2003, the Fund's Institutional Class returned 28.55% despite a difficult environment for small cap companies at the beginning of the period.

     During the course of the year, liquidity concerns and geopolitical uncertainties gave way to upbeat expectations for economic growth and earnings improvement. Boston Partners Small Cap Value Fund II's strong performance stemmed from a diverse mix of holdings across 40 industries. The fund's stock selection drove its performance this year, notably in the Consumer Services, Finance, and Consumer Non-Durables sectors. Although positive, the fund's returns in the Health Care sector trailed the Russell 2000 Value Index partly due to the fund's lack of exposure to speculative biotechnology stocks. At the time of this report, the Small Cap Value Fund II had very attractive valuation and profitability characteristics relative to the Russell 2000 Indices.

     As of the end of August, we closed the fund to new investors. The reason we closed the fund was in an effort to maximize returns for our clients. When dealing with investments in small cap stocks, too much money in the portfolio becomes a liquidity issue. Please note that we are currently still accepting investments from existing clients of the fund.


Sincerely,

David Dabora
Small Cap Value Fund II Portfolio Manager


---------------------------------------------------------
   TOP TEN POSITIONS                % OF PORTFOLIO
---------------------------------------------------------
   IPC Holdings, Ltd.                        3.03%
---------------------------------------------------------
   Apria Healthcare Group, INC               2.51%
---------------------------------------------------------
   I Shares Russell 2000 Value               2.07%
---------------------------------------------------------
   Earthlink Inc.                            1.76%
---------------------------------------------------------
   Scottish Annuity & Life                   1.64%
---------------------------------------------------------
   Saxon Capital, INC.                       1.63%
---------------------------------------------------------
   Federal Agricultural Mortgage             1.59%
---------------------------------------------------------
   Emcor Group                               1.56%
---------------------------------------------------------
   Option Care Inc.                          1.55%
---------------------------------------------------------
   Champion Enterprises                      1.48%
---------------------------------------------------------


---------------------------------------------------------
   SECTOR BREAKDOWN                % OF PORTFOLIO
---------------------------------------------------------
   Basic Industries                          2.2%
---------------------------------------------------------
   Capital Goods                             5.8%
---------------------------------------------------------
   Communications                            2.2%
---------------------------------------------------------
   Consumer Durables                         3.5%
---------------------------------------------------------
   Consumer Non-Durables                     7.1%
---------------------------------------------------------
   Consumer Services                        22.3%
---------------------------------------------------------
   Energy                                    1.8%
---------------------------------------------------------
   Finance                                  20.0%
---------------------------------------------------------
   Health Care                              10.6%
---------------------------------------------------------
   Technology                                7.2%
---------------------------------------------------------
   Transportation                            1.8%
---------------------------------------------------------
   Utilities                                 1.6%
---------------------------------------------------------
   Other                                    13.9%
---------------------------------------------------------


---------------------------------------------------------
   PORTFOLIO REVIEW
---------------------------------------------------------
   P/E: Price/Earnings*                    14.2x
---------------------------------------------------------
   P/B: Price/Book                          1.6x
---------------------------------------------------------
   Holdings                                  197
---------------------------------------------------------
   Wtd. Average Mkt. Cap (mil)              $716
---------------------------------------------------------
   ROE: Return on Equity                     8.4
---------------------------------------------------------
   OROA: Operating Return on Assets*          24
---------------------------------------------------------

* For the trailing twelve month period.

                                                         ANNUAL REPORT 2003  | 3

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (continued)
--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                  INSTITUTIONAL CLASS 1,2 VS. RUSSELL INDICES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              SMALL CAP VALUE
           FUND II--INSTITUTIONAL     RUSSELL 2000        RUSSELL 2000
                   CLASS              VALUE INDEX            INDEX
           ----------------------     ------------        ------------

7/1/98           $10,000.00            $10,000.00          $10,000.00
7/31/98            9,280.00              9,217.00            9,190.00
8/31/98            7,620.00              7,773.62            7,405.30
11/30/98           7,930.00              8,685.93            8,746.42
2/28/99            7,640.00              8,157.32            8,649.04
5/31/99            8,670.00              9,099.22            9,710.74
8/31/99            8,670.00              8,868.24            9,506.32
11/31/99           8,450.00              8,561.35           10,117.20
2/29/00            8,713.79              9,118.02           12,910.60
5/31/00            9,854.28              9,073.93           10,673.00
8/31/00           11,395.00             10,081.20           12,086.90
11/31/00          11,224.90              9,783.93           10,057.20
2/28/01           14,382.00             11,118.20           10,736.40
5/31/01           16,926.00             11,741.00           11,280.80
8/31/01           17,613.30             11,897.60           10,682.10
11/30/01          17,172.20             11,641.20           10,542.40
2/28/02           17,994.60             12,594.30           10,773.00
5/31/02           19,739.00             13,550.30           11,223.60
8/31/02           16,312.50             11,232.10            9,033.54
11/30/02          15,938.50             11,431.40            9,426.03
2/28/03           14,437.00             10,277.40            8,393.08
5/31/03           18,134.50             12,535.50           10,306.00
8/31/03           20,969.90             13,892.00           11,660.00

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return

                                                                                 SINCE
                                                    1 YEAR   3 YEAR   5 YEAR  INCEPTION 3
                                                    ------   ------   ------  -----------
  Small Cap Value Fund II -- Institutional Class    28.55%   22.54%   22.44%    15.40%
  Russell 2000 Value Index                          23.68%   11.28%   12.31%     6.56%
  Russell 2000 Index 4                              29.07%   (1.19)%   9.50%     3.01%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period July 1, 1998 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


4 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
 Boston Partners Small Cap Value Fund II Investor Class 1,2 vs. Russell Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                  SMALL CAP VALUE       RUSSELL 2000     RUSSELL 2000
             FUND II--INVESTOR CLASS    VALUE INDEX          INDEX
             -----------------------    ------------     ------------


7/1/98              $10,000.00           $10,000.00       $10,000.00
7/31/98               9,290.00             9,217.00         9,190.00
8/31/98               7,630.00             7,773.62         7,405.30
11/30/98              7,940.00             8,685.93         8,746.42
2/28/99               7,640.00             8,157.32         8,649.04
5/31/99               8,660.00             9,099.22         9,710.74
8/31/99               8,650.00             8,868.24         9,506.32
11/31/99              8,440.00             8,561.35        10,117.20
2/29/00               8,700.00             9,118.02        12,910.60
5/31/00               9,830.00             9,073.93        10,673.00
8/31/00              11,360.00            10,081.20        12,086.90
11/31/00             11,180.00             9,783.93        10,057.20
2/28/01              14,325.40            11,118.20        10,736.40
5/31/01              16,858.20            11,741.00        11,280.80
8/31/01              17,524.70            11,897.60        10,682.10
11/30/01             17,083.80            11,641.20        10,542.40
2/28/02              17,895.60            12,594.30        10,773.00
5/31/02              19,618.70            13,550.30        11,223.60
8/31/02              16,203.60            11,232.10         9,033.54
11/30/02             15,809.20            11,431.40         9,426.03
2/28/03              14,318.40            10,277.40         8,393.08
5/31/03              17,973.30            12,535.50        10,306.00
8/31/03              20,766.40            13,892.00        11,660.00

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                                    SINCE
                                                 1 YEAR     3 YEAR     5 YEAR    INCEPTION 3
                                                 ------     ------     ------    -----------
  Small Cap Value Fund II -- Investor Class      28.16%     22.27%     22.17%      15.18%
  Russell 2000 Value Index                       23.68%     11.28%     12.31%       6.56%
  Russell 2000 Index 4                           29.07%     (1.19)%     9.50%       3.01%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period July 1, 1998 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                          ANNUAL REPORT 2003 | 5

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

Dear Shareholder,

     The Boston Partners Long/Short Equity Fund had a slightly negative return for the one-year period ended August 31, 2003. This is not surprising considering the market neutral strategy of the fund. In addition, the Nasdaq 100, Russell 2000 Growth and Russell 2500 Growth indices outperformed their value counterparts over the year. Positions in the short portfolio exposed to the growth areas of the market muted otherwise strong returns from the long portfolio.

     The outperformance of growth over value in the last year left the fund in negative territory, but this is not surprising. We did have success in the long portfolio, most notably selections in the Technology and Consumer Services sectors. Our short portfolio unfortunately outpaced these positive returns. Despite the unfavorable environment for the Long/Short Equity Fund, we still believe we have found several opportunities available in many sectors of the market, both long and short. The overall portfolio characteristics compared favorably to the market in terms of valuation and profitability. At the time of this report, the long portfolio traded at 1.5x book value and the short portfolio traded at 3x book value.

     The portfolio had a consistent value bias. The companies that we added to the long portfolio were companies with strong free cash flow, defensible business models, and clean balance sheets. In the short portfolio we added companies that we felt had high valuations combined with low rates of return. We continued to build a portfolio that had no correlation to the United States equity markets and had less volatility than the S&P 500 Index.


Sincerely,

Ted Kellogg
Long/Short Equity Fund Portfolio Manager


--------------------------------------------------------
   TOP TEN HOLDINGS                 % OF PORTFOLIO
--------------------------------------------------------
   Laidlaw International, INC,               2.03%
--------------------------------------------------------
   Sega Corp                                 1.55%
--------------------------------------------------------
   4Kids Entertainment                       1.52%
--------------------------------------------------------
   PTEK Holdings                             1.45%
--------------------------------------------------------
   Compuware Corp                            1.42%
--------------------------------------------------------
   Roxio                                     1.40%
--------------------------------------------------------
   Bombadier Inc.                            1.31%
--------------------------------------------------------
   Appelera Corp                             1.30%
--------------------------------------------------------
   Pinnacle Systems                          1.28%
--------------------------------------------------------
   Pfizer Inc.                               1.27%
--------------------------------------------------------


--------------------------------------------------------
                                    % OF PORTFOLIO

   SECTOR BREAKDOWN                 LONG     SHORT
--------------------------------------------------------
   Basic Industries                   1.4%    3.4%
--------------------------------------------------------
   Capital Goods                     10.3%    7.4%
--------------------------------------------------------
   Communications                     8.4%    1.5%
--------------------------------------------------------
   Consumer Durables                  2.5%    7.6%
--------------------------------------------------------
   Consumer Non-Durables             10.9%    2.5%
--------------------------------------------------------
   Consumer Services                 24.7%   25.9%
--------------------------------------------------------
   Energy                             3.6%    1.0%
--------------------------------------------------------
   Finance                            3.1%    7.6%
--------------------------------------------------------
   Health Care                       11.8%   16.8%
--------------------------------------------------------
   Technology                        19.6%   24.4%
--------------------------------------------------------
   Transportation                     2.0%    0.4%
--------------------------------------------------------
   Utilities                          0.0%    0.4%
--------------------------------------------------------
   Other                              1.7%    1.1%
--------------------------------------------------------


--------------------------------------------------------
   PORTFOLIO REVIEW                  LONG    SHORT
--------------------------------------------------------
   P/E: Price/Earnings*              8.1x   16.9x
--------------------------------------------------------
   P/B: Price/Book                   1.5x    3.0x
--------------------------------------------------------
   Holdings                           140     172
--------------------------------------------------------
   Wtd. Average Mkt. Cap (mil)     $4,575  $3,720
--------------------------------------------------------
   ROE: Return on Equity              8.4     8.8
--------------------------------------------------------
   OROA: Operating Return
     on Assets*                      17.8    16.3
--------------------------------------------------------

* For the trailing twelve month period.


6 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
              Boston Partners Long/Short Equity Fund Institutional
      Class 1,2 vs. Salomon Smith Barney U.S. 1-Month Treasury Bill Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                     LONG/SHORT EQUITY                SALOMON SMITH BARNEY
                 FUND--INSTITUTIONAL CLASS      U.S. 1-MONTH TREAUSRY BILL INDEX
                 -------------------------      --------------------------------

11/17/98                 $10,000.00                        $10,000.00
11/30/98                   9,580.00                         10,020.00
2/28/99                    9,080.00                         10,127.60
5/31/99                    9,500.00                         10,239.40
8/31/99                    9,460.00                         10,350.40
11/31/99                   8,100.00                         10,464.70
2/29/00                    8,153.76                         10,591.80
5/31/00                   10,311.80                         10,738.60
8/31/00                   10,759.70                         10,882.10
11/31/00                  11,798.00                         11,042.80
2/28/01                   14,558.60                         11,192.60
5/31/01                   15,093.60                         11,315.00
8/31/01                   16,338.60                         11,414.90
11/30/01                  16,081.30                         11,490.40
2/28/02                   16,370.80                         11,539.90
5/31/02                   17,456.50                         11,590.80
8/31/02                   16,147.30                         11,640.50
11/30/02                  16,477.20                         11,686.60
2/28/03                   16,109.40                         11,720.70
5/31/03                   16,221.00                         11,754.80
8/31/03                   15,964.40                         11,782.80

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                                 SINCE
                                                          1 YEAR     3 YEAR   INCEPTION 3
                                                          ------     ------   -----------
  Long/Short Equity Fund -- Institutional Class           (1.13)%    14.06%     10.27%
  Salomon Smith Barney U.S. 1-Month Treasury Bill Index    1.22%      2.69%      3.48%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Salomon Smith Barney U.S. 1-Month Treasury Bill Index is unmanaged, does not incur expenses and is not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period November 17, 1998 (commencement of operations) through August 31, 2003.

                                                          ANNUAL REPORT 2003 | 7

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
                 Boston Partners Long/Short Equity Fund Investor
      Class 1,2 vs. Salomon Smith Barney U.S. 1-Month Treasury Bill Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                     LONG/SHORT EQUITY               SALOMON SMITH BARNEY
                    FUND--INVESTOR CLASS       U.S. 1-MONTH TREASURY BILL INDEX
                    --------------------       --------------------------------

11/17/98                 $10,000.00                        $10,000.00
11/30/98                   9,580.00                         10,020.00
2/28/99                    9,090.00                         10,127.60
5/31/99                    9,520.00                         10,239.40
8/31/99                    9,430.00                         10,350.40
11/31/99                   8,070.00                         10,464.70
2/29/00                    8,147.17                         10,591.80
5/31/00                   10,290.60                         10,738.60
8/31/00                   10,737.60                         10,882.10
11/31/00                  11,773.80                         11,042.80
2/28/01                   14,515.20                         11,192.60
5/31/01                   15,038.00                         11,315.00
8/31/01                   16,268.10                         11,414.90
11/30/01                  16,001.50                         11,490.40
2/28/02                   16,277.20                         11,539.90
5/31/02                   17,347.50                         11,590.80
8/31/02                   16,033.50                         11,640.50
11/30/02                  16,351.50                         11,686.60
2/28/03                   15,965.90                         11,720.70
5/31/03                   16,076.70                         11,754.80
8/31/03                   15,821.70                         11,782.80

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                                SINCE
                                                          1 YEAR    3 YEAR   INCEPTION 3
                                                          ------    ------   -----------
  Long/Short Equity Fund -- Investor Class                (1.32)%   13.79%     10.06%
  Salomon Smith Barney U.S. 1-Month Treasury Bill Index    1.22%     2.69%      3.48%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Salomon Smith Barney U.S. 1-Month Treasury Bill Index is unmanaged, does not incur expenses and is not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period November 17, 1998 (commencement of operations) through August 31, 2003.


8 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder,

     The Boston Partners Large Cap Value Fund posted positive returns for the one year period ended August 31, 2003, but trailed the Russell 1000 Value Index and the S&P 500 Stock Index. The fund, however, continued to outperform the index on a three and five year basis.

     The last year saw small and mid cap growth stocks lead the charge with investors flocking to high beta and economically sensitive stocks, hoping that incentives infused into the economy would take hold. We felt that these stocks were quite speculative and did not meet our disciplined stock selection criteria. Although investors were rewarded for this action, we were skeptical of this approach because we did not see the evidence supporting a sustained economic recovery. Many corporations were plagued with overcapacity issues and high debt levels. Because economically sensitive stocks had not expanded their revenues and consistently posted surprises on the earnings front, we remained unconvinced that a recovery was underway. With our value oriented investment process and philosophy, we did not want to pay high valuations for any stock, let alone a stock that had overly optimistic earnings estimates. Quality stocks, as measured by earning stability and strong balance sheets, were not the favored class of stocks through the third quarter of this year and we believe that quality stocks are what comprise the current Large Cap Value Fund Portfolio. As a result of our bottom-up stock selection, we believe the fund took more of a defensive tile and found attractive ideas in the Energy, Consumer Non-Durables, and Healthcare sectors. Despite the lag in performance, we believe we positioned the fund for the long term.


Sincerely,

Mark Donovan
Large Cap Value Fund Portfolio Manager

------------------------------------------------------------
   TOP TEN POSITIONS                % OF PORTFOLIO
------------------------------------------------------------
   Freddie Mac                               3.71%
------------------------------------------------------------
   Chevrontexaco Corp                        3.25%
------------------------------------------------------------
   MBIA Inc                                  3.09%
------------------------------------------------------------
   Berkshire Hathaway Inc.                   2.78%
------------------------------------------------------------
   Citigroup Inc.                            2.76%
------------------------------------------------------------
   Tyco International Ltd.                   2.71%
------------------------------------------------------------
   Marathon Oil Corp.                        2.68%
------------------------------------------------------------
   Microsoft Corp                            2.67%
------------------------------------------------------------
   American International Group              2.60%
------------------------------------------------------------
   Countrywide Financial Corp                2.43%
------------------------------------------------------------


------------------------------------------------------------
   SECTOR BREAKDOWN                 % OF PORTFOLIO
------------------------------------------------------------
   Basic Industries                          1.5%
------------------------------------------------------------
   Capital Goods                             6.4%
------------------------------------------------------------
   Communications                            9.5%
------------------------------------------------------------
   Consumer Durables                         0.1%
------------------------------------------------------------
   Consumer Non-Durables                     7.6%
------------------------------------------------------------
   Consumer Services                         4.5%
------------------------------------------------------------
   Energy                                   15.8%
------------------------------------------------------------
   Finance                                  28.3%
------------------------------------------------------------
   Health Care                              11.5%
------------------------------------------------------------
   Technology                                8.1%
------------------------------------------------------------
   Transportation                            0.0%
------------------------------------------------------------
   Utilities                                 2.7%
------------------------------------------------------------
   Other                                     4.0%
------------------------------------------------------------


------------------------------------------------------------
   PORTFOLIO REVIEW
------------------------------------------------------------
   P/E: Price/Earnings*                     14.4x
------------------------------------------------------------
   P/B: Price/Book                           2.1x
------------------------------------------------------------
   Holdings                                    72
------------------------------------------------------------
   Wtd. Average Mkt. Cap (mil)            $55,088
------------------------------------------------------------
   ROE: Return on Equity                     13.7
------------------------------------------------------------
   OROA: Operating Return on Assets*         42.6
------------------------------------------------------------

* For the trailing twelve month period.

                                                          ANNUAL REPORT 2003 | 9

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LARGE CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
   Boston Partners Large Cap Value Institutional Class 1,2 vs. Various Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                 LARGE CAP VALUE             S&P 500              RUSSELL 1000
           FUND -- INSTITUTIONAL CLASS      STOCK INDEX        VALUE STOCK INDEX
           ---------------------------      -----------        -----------------

1/2/97             $10,000.00                $10,000.00            $10,000.00
1/31/97             10,440.00                 10,625.00             10,485.00
2/28/97             10,620.00                 10,707.90             10,639.10
5/31/97             11,360.00                 11,543.40             11,284.30
8/31/97             12,460.00                 12,291.40             12,202.90
11/30/97            12,810.00                 13,112.20             13,134.90
2/28/98             13,786.10                 14,458.10             14,223.40
5/31/98             13,828.30                 15,087.80             14,970.10
8/31/98             11,185.30                 13,286.40             12,677.20
11/30/98            12,728.80                 16,213.90             15,116.80
2/28/99             12,383.00                 17,309.00             15,533.70
5/31/99             13,678.00                 18,256.70             17,145.40
8/31/99             13,100.10                 18,575.40             16,490.30
11/30/99            13,282.00                 19,600.00             16,698.50
2/29/00             11,901.90                 19,340.00             15,025.70
5/31/00             13,881.70                 20,170.30             16,838.20
8/31/00             14,671.40                 21,609.50             17,174.10
11/30/00            15,312.30                 18,776.40             17,099.70
2/28/01             16,230.30                 17,756.40             17,523.50
5/31/01             16,825.20                 18,042.90             18,134.00
8/31/01             16,087.50                 16,339.90             16,984.70
11/30/01            16,301.70                 16,480.50             16,562.60
2/28/02             16,401.80                 16,066.60             16,849.80
5/31/02             16,633.00                 15,544.10             17,126.80
8/31/02             14,049.00                 13,400.60             14,753.60
11/30/03            14,021.60                 13,760.40             14,972.00
2/28/03             12,786.40                 12,422.80             13,602.50
5/31/03             14,830.00                 14,292.30             15,782.30
8/31/03             14,968.10                 15,017.30             16,470.70

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                                SINCE
                                                1 YEAR    3 YEAR    5 YEAR   INCEPTION 3
                                                ------   -------    ------   -----------
  Large Cap Value Fund -- Institutional Class    6.54%     0.67%     6.00%      6.24%
  S&P 500 Stock Index                           12.06%   (11.42)%    2.48%      6.29%
  Russell 1000 Value Index 4                    11.64%    (1.38)%    5.38%      7.77%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 2, 1997 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period January 2, 1997 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


10 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LARGE CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
     Boston Partners Large Cap Value Investor Class 1,2 vs. Various Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                 LARGE CAP VALUE                                  RUSSELL 1000
              FUND -- INVESTOR CLASS    S&P 500 STOCK INDEX    VALUE STOCK INDEX
              ----------------------    -------------------    -----------------

1/16/97            $10,000.00                $10,000.00            $10,000.00
1/31/97             10,235.30                 10,134.00             10,485.00
2/28/97             10,411.80                 10,213.00             10,639.10
5/31/97             11,127.50                 11,010.00             11,284.30
8/31/97             12,205.90                 11,723.40             12,202.90
11/30/97            12,549.00                 12,506.20             13,134.90
2/28/98             13,499.50                 13,790.00             14,223.40
5/31/98             13,550.70                 14,390.60             14,970.10
8/31/98             10,951.10                 12,672.40             12,677.20
11/30/98            12,455.60                 15,464.60             15,116.80
2/28/99             12,113.70                 16,509.10             15,533.70
5/31/99             13,366.50                 17,413.10             17,145.40
8/31/99             12,797.10                 17,717.00             16,490.30
11/30/99            12,962.70                 18,694.30             16,698.50
2/29/00             11,601.90                 18,446.30             15,025.70
5/31/00             13,533.70                 19,238.20             16,838.20
8/31/00             14,291.00                 20,610.90             17,174.10
11/30/00            14,905.70                 17,908.70             17,099.70
2/28/01             15,789.60                 16,935.80             17,523.50
5/31/01             16,359.20                 17,209.10             18,134.00
8/31/01             15,641.50                 15,584.80             16,984.70
11/30/01            15,835.20                 15,718.90             16,562.60
2/28/02             15,925.40                 15,324.20             16,849.80
5/31/02             16,133.10                 14,825.80             17,126.80
8/31/02             13,628.10                 12,781.30             14,753.60
11/30/03            13,589.20                 13,124.50             14,972.00
2/28/03             12,372.00                 11,848.70             13,602.50
5/31/03             14,344.10                 13,631.90             15,782.30
8/31/03             14,475.60                 14,323.30             16,470.70

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                               SINCE
                                               1 YEAR    3 YEAR    5 YEAR   INCEPTION 3
                                               ------   -------    ------   -----------
  Large Cap Value Fund -- Investor Class        6.22%     0.43%     5.74%      5.74%
  S&P 500 Stock Index                          12.06%   (11.42)%    2.48%      6.59%
  Russell 1000 Value Index 4                   11.64%    (1.38)%    5.38%      8.59%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 16, 1997 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period January 16, 1997 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                         ANNUAL REPORT 2003 | 11

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder,

     The Boston Partners Mid Cap Value Fund posted a strong double-digit return for the one year period ended August 31, 2003, although we did trail our selected benchmarks.

     As investors in the mid cap value asset strategy are aware, this strategy has provided some of the most attractive and consistent returns over the volatile five year period, ended August 31, 2003. In fact, for this five year period, the top three performing indices were all mid cap oriented. While returns have been very positive, we were concerned about the market's anticipation of economic recovery. In our view, most stocks were priced for an economic recovery. We focused on companies that we believe had attainable earnings estimates, regardless of the economy. We found opportunities in Mortgage Insurance, Non-Las Vegas Gaming companies, and Health Care Services businesses. The biggest changes recently to the portfolio occurred in the Consumer Services sector where we took advantage of price strength and liquidated a number of positions as they reached their price targets.

     The strong positive returns can be attributed to stock selection in a variety of sectors. Overweight in Health Care, Consumer Non-Durables, and Finance added to the relative performance this year. A large detractor to performance was an underweight in REITs and Consumer Durables. We did perform in-line with the index but carried a much lower weighting than the index.


Sincerely,

Steve Pollack
Mid Cap Value Fund Portfolio Manager

-------------------------------------------------------
   TOP TEN POSITIONS                % OF PORTFOLIO
-------------------------------------------------------
   Mercury General Corp                      3.23%
-------------------------------------------------------
   Radian Group Inc.                         2.84%
-------------------------------------------------------
   Dial Corp                                 2.23%
-------------------------------------------------------
   Viad Corp                                 2.23%
-------------------------------------------------------
   Hilton Hotels Corp.                       1.95%
-------------------------------------------------------
   Dover Corp                                1.90%
-------------------------------------------------------
   Loews Corp                                1.90%
-------------------------------------------------------
   Valassis Communication Inc.               1.89%
-------------------------------------------------------
   Ensco International Inc.                  1.80%
-------------------------------------------------------
   Smithfield Foods Inc.                     1.79%
-------------------------------------------------------


-------------------------------------------------------
   SECTOR BREAKDOWN                % OF PORTFOLIO
-------------------------------------------------------
   Basic Industries                          6.8%
-------------------------------------------------------
   Capital Goods                             5.1%
-------------------------------------------------------
   Communications                            2.4%
-------------------------------------------------------
   Consumer Durables                         1.0%
-------------------------------------------------------
   Consumer Non-Durables                    13.1%
-------------------------------------------------------
   Consumer Services                        15.5%
-------------------------------------------------------
   Energy                                    5.4%
-------------------------------------------------------
   Finance                                  20.7%
-------------------------------------------------------
   Health Care                               8.1%
-------------------------------------------------------
   Technology                                8.2%
-------------------------------------------------------
   Transportation                            0.6%
-------------------------------------------------------
   Utilities                                 4.9%
-------------------------------------------------------
   Other                                     8.2%
-------------------------------------------------------


-------------------------------------------------------
   PORTFOLIO REVIEW
-------------------------------------------------------
   P/E: Price/Earnings*                    18.1x
-------------------------------------------------------
   P/B: Price/Book                          2.0x
-------------------------------------------------------
   Holdings                                   90
-------------------------------------------------------
   Wtd. Average Mkt. Cap (mil)            $3,103
-------------------------------------------------------
   ROE: Return on Equity                    18.5
-------------------------------------------------------
   OROA: Operating Return on Assets*        47.2
-------------------------------------------------------

* For the trailing twelve month period.


12 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 MID CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
    Boston Partners Mid Cap Value Institutional Class 1,2 vs. Russell Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                    MID CAP VALUE      RUSSELL       RUSSELL        RUSSELL
                 FUND--INSTITUTIONAL    2500          2500          MIDCAP
                         CLASS          INDEX      VALUE INDEX    VALUE INDEX
                 -------------------  ----------   -----------    -----------
6/2/97                $10,000.00      $10,000.00    $10,000.00    $10,000.00
6/30/97                10,330.00       10,409.00     10,471.00     10,367.00
8/31/97                11,010.00       11,172.10     11,099.00     11,007.00
11/30/97               11,250.00       11,419.50     11,669.80     11,716.00
2/28/98                12,638.70       12,289.10     12,638.30     12,725.60
5/31/98                12,871.80       12,279.80     12,837.10     12,996.00
8/31/98                 9,608.27        9,289.34     10,091.70     10,636.40
11/30/98               10,713.00       11,012.50     11,518.90     12,407.80
2/28/99                10,568.90       10,893.90     10,942.20     12,212.40
5/31/99                11,694.70       12,310.80     12,247.90     13,617.00
8/31/99                11,633.90       12,298.50     11,954.60     12,963.40
11/31/99               10,802.20       13,080.10     11,653.40     12,438.60
2/29/00                 9,762.10       16,211.30     11,749.30     11,506.30
5/31/00                11,378.80       14,379.50     12,586.30     13,175.20
8/31/00                12,007.00       16,219.20     13,481.80     13,776.30
11/31/00               11,512.70       13,919.00     13,222.80     13,988.50
2/28/01                12,208.00       14,609.20     14,635.40     15,103.80
5/31/01                13,191.70       15,478.70     15,542.90     15,933.20
8/31/01                12,995.00       14,640.00     15,454.50     15,371.80
11/30/01               12,963.90       14,488.90     15,113.60     14,957.60
2/28/02                13,745.70       14,847.50     16,320.40     15,992.20
5/31/02                14,331.60       15,369.90     17,339.50     16,772.40
8/31/02                11,829.10       12,811.10     14,872.00     14,623.20
11/30/02               12,012.20       13,175.00     14,860.40     14,418.90
2/28/03                11,097.00       11,951.00     13,618.50     13,458.60
5/31/03                13,184.50       14,432.50     16,334.90     15,809.40
8/31/03                14,124.50       16,217.00     18,046.40     16,998.00

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                                  SINCE
                                               1 YEAR     3 YEAR     5 YEAR    INCEPTION 3
                                               ------     ------     ------    -----------
  Mid Cap Value Fund -- Institutional Class    19.41%      5.56%      8.01%       5.48%
  Russell 2500 Index                           26.59%      0.00%     11.79%       8.04%
  Russell 2500 Value Index                     21.34%     10.21%     12.33%       9.91%
  Russell Midcap Value Index 4                 16.24%      7.26%      9.83%       8.86%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period June 2, 1997 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                         ANNUAL REPORT 2003 | 13

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 MID CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
      Boston Partners Mid Cap Value Investor Class 1,2 vs. Russell Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                MID CAP VALUE        RUSSELL         RUSSELL           RUSSELL
                FUND--INVESTOR        2500            2500             MIDCAP
                    CLASS            INDEX         VALUE INDEX       VALUE INDEX
                --------------     ----------      -----------       -----------
6/2/97           $10,000.00        $10,000.00       $10,000.00        $10,000.00
6/30/97           10,330.00         10,409.00        10,471.00         10,367.00
8/31/97           11,010.00         11,172.10        11,099.00         11,007.00
11/30/97          11,240.00         11,419.50        11,669.80         11,716.00
2/28/98           12,632.30         12,289.10        12,638.30         12,725.60
5/31/98           12,856.60         12,279.80        12,837.10         12,996.00
8/31/98            9,604.23          9,289.34        10,091.70         10,636.40
11/30/98          10,695.20         11,012.50        11,518.90         12,407.80
2/28/99           10,552.60         10,893.90        10,942.20         12,212.40
5/31/99           11,664.00         12,310.80        12,247.90         13,617.00
8/31/99           11,602.80         12,298.50        11,954.60         12,963.40
11/31/99          10,756.50         13,080.10        11,653.40         12,438.60
2/29/00            9,727.54         16,211.30        11,749.30         11,506.30
5/31/00           11,329.80         14,379.50        12,586.30         13,175.20
8/31/00           11,939.80         16,219.20        13,481.80         13,776.30
11/31/00          11,443.60         13,919.00        13,222.80         13,988.50
2/28/01           12,132.70         14,609.20        14,635.40         15,103.80
5/31/01           13,097.00         15,478.70        15,542.90         15,933.20
8/31/01           12,889.70         14,640.00        15,454.50         15,371.80
11/30/01          12,858.50         14,488.90        15,113.60         14,957.60
2/28/02           13,625.10         14,847.50        16,320.40         15,992.20
5/31/02           14,198.90         15,369.90        17,339.50         16,772.40
8/31/02           11,696.10         12,811.10        14,872.00         14,623.20
11/30/02          11,879.30         13,175.00        14,860.40         14,418.90
2/28/03           10,975.80         11,951.00        13,618.50         13,458.60
5/31/03           13,026.90         14,432.50        16,334.90         15,809.40
8/31/03           13,954.80         16,217.00        18,046.40         16,998.00

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return


                                                                               SINCE
                                               1 YEAR    3 YEAR    5 YEAR   INCEPTION 3
                                               ------    ------    ------   -----------
  Mid Cap Value Fund -- Investor Class         19.31%     5.34%     7.76%      5.48%
  Russell 2500 Index                           26.59%     0.00%    11.79%      8.04%
  Russell 2500 Value Index                     21.34%    10.21%    12.33%      9.91%
  Russell Midcap Value Index 4                 16.24%     7.26%     9.83%      8.86%

--------------------------------------------------------------------------------

----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period June 2, 1997 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


14 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder,

     The Boston Partners All-Cap Value Fund outperformed the Russell 3000 Value Index for the one year period ended August 31, 2003, with a return of 14.84% for the Fund's Institutional Class.

     The All-Cap Value Fund's performance for the year was derived from a broad mix of stocks from over 25 different industries. Stock selection drove the fund's return advantage against the benchmark. Areas of relative strength for the period included positions in the Consumer Non-Durables, Health Care, and Real Estate sectors, while the fund's holdings in the Consumer Services, Finance, and Technology sectors trailed the benchmark for the period.

     During the course of the year, the valuations of fundamentally strong and weak companies continued to converge. Given this environment, we believe the fund invested on a stock-by-stock basis in high quality businesses at attractive valuations, notably in the Health Care and Insurance arenas. Since many profitable companies tended to be larger companies, there was a corresponding increase in the fund's market cap profile. We also found that weak pricing in the retail sector eroded the stock prices of a select set of profitable, well-run apparel businesses. The fund invested in apparel companies with a demonstrated record of generating free cash flow throughout a business cycle and producing high returns on capital. We found that a sub-par retail environment created an opportunity for us to own these businesses. The fund had better valuation and profitability characteristics than the benchmark. Wherever we moved in the market cap spectrum we believe we found companies with attractive valuation characteristics, sound business fundamentals and stock specific catalysts.


Sincerely,

Harry Rosenbluth
All-Cap Value Fund Portfolio Manager


---------------------------------------------------------------
   TOP TEN POSITIONS                % OF PORTFOLIO
---------------------------------------------------------------
   UST Inc.                                  3.77%
---------------------------------------------------------------
   Ace Limited                               3.39%
---------------------------------------------------------------
   MBIA, Inc.                                3.03%
---------------------------------------------------------------
   White Mountains Insurance Group           2.82%
---------------------------------------------------------------
   Freddie Mac                               2.65%
---------------------------------------------------------------
   Loews Corp.                               2.65%
---------------------------------------------------------------
   Countrywide Financial Corp                2.18%
---------------------------------------------------------------
   Radian Group Inc.                         2.15%
---------------------------------------------------------------
   Shire Pharmaceuticals Group               2.15%
---------------------------------------------------------------
   LNR Property Corp                         2.11%
---------------------------------------------------------------


---------------------------------------------------------------
   SECTOR BREAKDOWN                % OF PORTFOLIO
---------------------------------------------------------------
   Basic Industries                          0.0%
---------------------------------------------------------------
   Capital Goods                             3.7%
---------------------------------------------------------------
   Communications                            1.9%
---------------------------------------------------------------
   Consumer Durables                         0.5%
---------------------------------------------------------------
   Consumer Non-Durables                    14.7%
---------------------------------------------------------------
   Consumer Services                         5.9%
---------------------------------------------------------------
   Energy                                    6.4%
---------------------------------------------------------------
   Finance                                  30.3%
---------------------------------------------------------------
   Health Care                              14.2%
---------------------------------------------------------------
   Technology                                5.7%
---------------------------------------------------------------
   Transportation                            0.7%
---------------------------------------------------------------
   Utilities                                 3.5%
---------------------------------------------------------------
   Other                                    12.5%
---------------------------------------------------------------


---------------------------------------------------------------
   PORTFOLIO REVIEW
---------------------------------------------------------------
   P/E: Price/Earnings*                    13.9x
---------------------------------------------------------------
   P/B: Price/Book                          1.6x
---------------------------------------------------------------
   Holdings                                  101
---------------------------------------------------------------
   Wtd. Average Mkt. Cap (mil)           $17,969
---------------------------------------------------------------
   ROE: Return on Equity                     8.5
---------------------------------------------------------------
   OROA: Operating Return on Assets*        52.4
---------------------------------------------------------------

* For the trailing twelve month period.

                                                         ANNUAL REPORT 2003 | 15

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
 Boston Partners All-Cap Value Fund Institutional Class 1,2 vs. Russell Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                          ALL-CAP VALUE            RUSSELL  3000     RUSELL 3000
                     FUND--INSTITUTIONAL CLASS      VALUE INDEX         INDEX
                     -------------------------     -------------     -----------
7/1/02                     $10,000.00                $10,000.00      $10,000.00
7/31/02                      9,240.00                  9,029.00        9,205.00
8/31/02                      9,450.00                  9,089.49        9,248.26
11/30/02                     9,410.00                  9,225.60        9,475.63
2/28/03                      8,665.50                  8,375.69        8,577.32
5/31/03                     10,350.40                  9,751.98        9,941.79
8/31/03                     10,851.90                 10,221.50       10,535.60

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return

                                                                        SINCE
                                                       1 YEAR        INCEPTION 3
                                                       ------        -----------
  All-Cap Value Fund -- Institutional Class            14.84%           7.24%
  Russell 3000 Value Index                             12.45%           1.89%
  Russell 3000 Index 4                                 13.92%           4.56%

--------------------------------------------------------------------------------


----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period July 1, 2002 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


16 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
    Boston Partners All-Cap Value Fund Investor Class 1,2 vs. Russell Indices

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                          ALL-CAP VALUE          RUSSELL 3000      RUSELL 3000
                       FUND--INVESTOR CLASS       VALUE INDEX          INDEX
                       --------------------      ------------      -----------
7/1/02                      $10,000.00           $10,000.00         $10,000.00
7/31/02                       9,230.00             9,029.00           9,205.00
8/31/02                       9,440.00             9,089.49           9,248.26
11/30/02                      9,390.00             9,225.60           9,475.63
2/28/03                       8,636.60             8,375.69           8,577.32
5/31/03                      10,329.90             9,751.98           9,941.79
8/31/03                      10,820.80            10,221.50          10,535.60

            Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2003
                           Average Annual Total Return

                                                                      SINCE
                                                     1 YEAR        INCEPTION 3
                                                     ------        -----------
  All-Cap Value Fund -- Investor Class               14.63%           6.98%
  Russell 3000 Value Index                           12.45%           1.89%
  Russell 3000 Index 4                               13.92%           4.56%
--------------------------------------------------------------------------------


----------
1 The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
2 Boston Partners Asset Management, L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
3 For the period July 1, 2002 (commencement of operations) through August 31, 2003.
4 This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                         ANNUAL REPORT 2003 | 17

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II                                Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

COMMON STOCK--92.9%
ADVERTISING--0.4%
  ADVO, Inc.* ..................................       35,765     $  1,579,025
                                                                  ------------

AIR TRANSPORT--0.4%
  ExpressJet Holdings, Inc.,
    Class A* ...................................       85,800        1,162,590
    MAIR Holdings, Inc.* .......................       42,700          326,655
                                                                  ------------
                                                                     1,489,245
                                                                  ------------

AUTOMOTIVE--1.8%
  Lithia Motors, Inc., Class A .................       87,800        1,982,524
  Monaco Coach Corp.* ..........................      108,900        2,022,273
  National R.V. Holdings, Inc.* ................       88,400          629,408
  Standard Motor Products, Inc. ................      210,800        2,059,516
                                                                  ------------
                                                                     6,693,721
                                                                  ------------

BANKS & SAVINGS & LOANS--2.3%
  Bay View Capital Corp.* ......................      349,700        2,126,176
  Brookline Bancorp, Inc. ......................       64,537          986,771
  Fidelity Bankshares, Inc. ....................       18,139          430,801
  First Community Bancorp ......................       16,100          548,205
  Franklin Bank Corp., Class A 144A ............      119,100        1,369,650
  IndyMac Bancorp, Inc. ........................      100,400        2,315,224
  ITLA Capital Corp.* ..........................       12,500          562,500
  Local Financial Corp.* .......................       19,900          322,380
                                                                  ------------
                                                                     8,661,707
                                                                  ------------
BROADCASTING & PUBLISHING--1.4%
  Alliance Atlantis
    Communications, Inc.,
    Class B* ...................................      302,670        5,036,429
  Liberty Corp., (The) .........................       10,400          446,160
                                                                  ------------
                                                                     5,482,589
                                                                  ------------

BUSINESS & PUBLIC SERVICES--7.8%
  American Management Systems, Inc.* ...........       60,800          872,480
  Cornell Companies, Inc.* .....................       95,580        1,520,678
  Integrated Alarm Services
    Group, Inc.* ...............................      551,013        4,793,813
  Kendle International, Inc.* ..................       80,200          461,150
  Kforce, Inc.* ................................      360,876        2,464,783


                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


BUSINESS & PUBLIC SERVICES--(CONTINUED)
  Korn/Ferry International* ....................      229,590     $  2,353,298
  Medical Staffing Network
  Holdings, Inc.* ..............................       53,200          452,200
  MPS Group, Inc.* .............................      453,100        4,327,105
  National Processing, Inc.* ...................       34,000          703,120
  On Assignment, Inc.* .........................      219,700        1,054,560
  Paxar Corp.* .................................      211,700        2,733,047
  Service Corporation
  International* ...............................      837,600        3,350,400
  SOURCECORP, Inc.* ............................       68,740        1,813,361
  Spherion Corp.* ..............................      232,600        1,616,570
  Wackenhut Corrections Corp.* .................       53,700          969,285
                                                                  ------------
                                                                    29,485,850
                                                                  ------------
CHEMICALS--0.9%
  Olin Corp. ...................................       95,900        1,746,339
  Spartech Corp. ...............................       79,300        1,689,090
                                                                  ------------
                                                                     3,435,429
                                                                  ------------
COMPUTERS, SOFTWARE & SERVICES--4.4%
  Activision, Inc.* ............................       83,400        1,076,694
  Adaptec, Inc.* ...............................      103,600          757,316
  CompuCom Systems, Inc.* ......................      114,100          552,244
  Covansys Corp.* ..............................      130,900          721,259
  DataTRAK International, Inc.* ................      117,700          636,757
  DuPont Photomasks, Inc.* .....................       54,600        1,398,306
  Insight Enterprises, Inc.* ...................      139,800        2,513,604
  Keane, Inc.* .................................      134,500        1,981,185
  MSC.Software Corp.* ..........................      296,600        2,446,950
  Pinnacle Systems, Inc.* ......................      124,700        1,131,029
  Pomeroy IT Solutions, Inc.* ..................       86,496        1,268,637
  SPSS, Inc.* ..................................       68,400        1,326,276
  Tier Technologies, Inc., Class B* ............       97,000          995,220
                                                                  ------------
                                                                    16,805,477
                                                                  ------------
CONSTRUCTION & BUILDING MATERIALS--2.1%
  Butler Manufacturing Co. .....................       26,500          390,080
  Champion Enterprises, Inc.* ..................      732,465        5,310,371
  ElkCorp ......................................        1,200           28,920
  Granite Construction, Inc. ...................       38,400          747,264
  Modtech Holdings, Inc.* ......................       72,600          577,896
  Palm Harbor Homes, Inc.* .....................       43,253          800,613
                                                                  ------------
                                                                     7,855,144
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

18 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (continued)                    Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


CONSULTING SERVICES--1.3%
  First Consulting Group, Inc.* ................      102,240     $    480,528
  MAXIMUS, Inc.* ...............................       32,900        1,178,478
  Tetra Tech, Inc.* ............................      171,100        3,273,143
                                                                  ------------
                                                                     4,932,149
                                                                  ------------
CONSUMER PRODUCTS & SERVICES--2.9%
  Coinstar, Inc.* ..............................      335,100        5,137,083
  Natuzzi S.p.A. - ADR .........................      199,600        1,928,136
  Playtex Products, Inc.* ......................      117,300          762,450
  Silgan Holdings, Inc.* .......................       69,300        2,210,670
  Steiner Leisure Ltd.* ........................       59,300        1,037,750
                                                                  ------------
                                                                    11,076,089
                                                                  ------------
CONTAINERS--0.1%
  Constar International, Inc.* .................       77,100          441,012
                                                                  ------------
DATA PROCESSING & REPRODUCTION--0.5%
  FileNET Corp.* ...............................       54,700        1,153,623
  infoUSA, Inc.* ...............................       94,730          883,831
                                                                  ------------
                                                                     2,037,454
                                                                  ------------
DISTRIBUTION--0.8%
  Bell Microproducts, Inc.* ....................       10,300           74,057
  Nu Skin Enterprises, Inc.,
    Class A ....................................      183,700        2,075,810
  Owens & Minor, Inc. ..........................       40,700          948,310
                                                                  ------------
                                                                     3,098,177
                                                                  ------------
DIVERSIFIED OPERATIONS--0.2%
  Brink's Company, (The) .......................       36,700          600,045
                                                                  ------------
ELECTRIC UTILITIES--1.6%
  El Paso Electric Co.* ........................       47,200          526,280
  Green Mountain Power Corp. ...................       15,600          333,372
  Sierra Pacific Resources* ....................    1,002,400        5,042,072
                                                                  ------------
                                                                     5,901,724
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--2.7%
  Avnet, Inc.* .................................      146,700        2,647,935
  GrafTech International Ltd.* .................      387,800        3,102,400
  Integrated Electrical Services,
    Inc.* ......................................      371,500        2,321,875




                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


ELECTRONIC COMPONENTS & INSTRUMENTS--(CONTINUED)
  Technitrol, Inc.* ............................       97,700     $  1,975,494
                                                                  ------------
                                                                    10,047,704
                                                                  ------------
ENGINEERING--1.5%
  EMCOR Group, Inc.* ...........................      126,900        5,592,483
                                                                  ------------
FINANCIAL SERVICES--8.6%
  Advanta Corp., Class B .......................      260,000        2,839,200
  Affiliated Managers Group, Inc.* .............       16,000        1,084,800
  AmeriCredit Corp.* ...........................      286,670        3,075,969
  BKF Capital Group, Inc.* .....................       23,500          514,650
  Century Business Services,
    Inc.* ......................................      428,100        1,703,838
  Federal Agricultural Mortgage
    Corp., Class C* ............................      193,400        5,697,564
  Luminent Mortgage Capital,
    Inc. 144A ..................................      155,000        2,356,000
  MCG Capital Corp. ............................       59,900          961,395
  Oxford Financial Corp. 144A ..................      130,000        1,007,500
  PRG-Schultz International, Inc.* .............      305,000        1,921,500
  Quanta Capital Holdings Ltd.
    144A .......................................      370,900        3,709,000
  Saxon Capital, Inc.* .........................      356,200        5,855,928
  Westcorp .....................................       50,200        1,786,116
                                                                  ------------
                                                                    32,513,460
                                                                  ------------
FOOD & BEVERAGE--0.4%
  Jack in the Box, Inc.* .......................       66,400        1,407,016
                                                                  ------------
GAMBLING--1.6%
  Argosy Gaming Co.* ...........................       78,600        1,898,190
  MTR Gaming Group, Inc.* ......................       73,860          598,266
  Scientific Games Corp.,
    Class A* ...................................      393,600        3,495,168
                                                                  ------------
                                                                     5,991,624
                                                                  ------------
HEALTH CARE--7.2%
  American Medical Security
    Group, Inc.* ...............................       46,900          947,380
  Apria Healthcare Group, Inc.* ................      348,100        9,015,790
  Kindred Healthcare, Inc.* ....................      117,420        3,845,505
  LifePoint Hospitals, Inc.* ...................      145,190        4,182,924
  NBTY, Inc.* ..................................      132,800        3,512,560


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 19

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (continued)                    Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


HEALTH CARE--(CONTINUED)
  RehabCare Group, Inc.* .......................      175,900     $  2,779,220
  Renal Care Group, Inc.* ......................       60,000        2,178,600
  Res-Care, Inc.* ..............................       95,300          626,121
                                                                  ------------
                                                                    27,088,100
                                                                  ------------
INSURANCE--10.7%
  Allmerica Financial Corp.* ...................       80,990        1,917,033
  American Physicians Capital,
    Inc.* ......................................       74,300        2,080,400
  AmerUs Group Co. .............................       71,500        2,304,445
  Arch Capital Group Ltd.* .....................       19,900          676,600
  CNA Surety Corp.* ............................       77,300          738,215
  Hilb, Rogal & Hamilton Co. ...................       51,800        1,554,000
  Hub International Ltd. .......................      195,400        3,435,132
  Infinity Property & Casualty
    Corp .......................................      145,600        3,893,344
  Insurance Auto Auctions, Inc.* ...............       54,114          672,096
  IPC Holdings Ltd. ............................      310,300       10,879,118
  Max Re Capital Ltd. ..........................       84,700        1,397,550
  Navigators Group, Inc., (The)* ...............       36,740        1,278,919
  Odyssey Re Holdings Corp. ....................       56,620        1,165,240
  Penn-America Group, Inc. .....................       47,000          587,970
  Platinum Underwriters
    Holdings Ltd. ..............................       22,060          598,929
  PMA Capital Corp., Class A ...................       42,950          538,164
  RLI Corp. ....................................       30,850        1,016,816
  Scottish Annuity & Life
    Holdings Ltd. ..............................      256,300        5,889,774
                                                                  ------------
                                                                    40,623,745
                                                                  ------------
INTERNET--1.9%
  DoubleClick, Inc.* ...........................       15,891          179,092
  EarthLink, Inc.* .............................      833,900        6,329,301
  ProQuest Co.* ................................       23,650          646,827
                                                                  ------------
                                                                     7,155,220
                                                                  ------------
LEISURE & ENTERTAINMENT--1.2%
  Intrawest Corp. ..............................      119,100        1,537,581
  Multimedia Games, Inc.* ......................       33,800          915,642
  RC2 Corp.* ...................................       53,200          909,720
  Topps Co., Inc., (The) .......................       25,800          230,652
  WMS Industries, Inc.* ........................       41,200          986,740
                                                                  ------------
                                                                     4,580,335
                                                                  ------------



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

MACHINERY--2.0%
  Global Power Equipment
    Group, Inc.* ...............................      320,470     $  1,752,971
  Manitowoc Company, Inc.,
    (The) ......................................       41,000        1,047,550
  Tecumseh Products Co.,
    Class A ....................................        9,060          355,333
  Terex Corp.* .................................      191,200        4,416,720
                                                                  ------------
                                                                     7,572,574
                                                                  ------------
MANUFACTURING--0.5%
  Actuant Corp., Class A* ......................       20,500        1,055,545
  Rayovac Corp.* ...............................       50,200          701,796
                                                                  ------------
                                                                     1,757,341
                                                                  ------------
MARKETING--0.6%
  Catalina Marketing Corp.* ....................      170,000        2,364,700
                                                                  ------------
MEDIA--0.5%
  Gemstar-TV Guide
    International, Inc.* .......................      404,380        1,949,111
                                                                  ------------
MEDICAL EQUIPMENT & SUPPLIES--4.4%
  CONMED Corp.* ................................       78,000        1,659,060
  Cooper Companies, Inc., (The) ................       40,500        1,502,145
  Haemonetics Corp.* ...........................       43,900          931,119
  Option Care, Inc.* ...........................      479,650        5,587,922
  Priority Healthcare Corp.,
    Class B* ...................................      156,100        3,296,832
  Sola International, Inc.* ....................      212,600        3,635,460
                                                                  ------------
                                                                    16,612,538
                                                                  ------------
METALS & MINING--0.6%
  CIRCOR International, Inc. ...................       46,400          919,648
  Joy Global, Inc.* ............................       89,700        1,541,046
                                                                  ------------
                                                                     2,460,694
                                                                  ------------
OIL & GAS EXPLORATION--1.1%
  Grant Prideco, Inc.* .........................       58,400          677,440
  Parker Drilling Co.* .........................      178,700          423,519
  Swift Energy Co.* ............................      223,700        2,885,730
                                                                  ------------
                                                                     3,986,689
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.


20 |  ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (continued)                    Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

OIL SERVICES--1.3%
  Cal Dive International, Inc.* ................       87,700     $  1,854,855
  Trico Marine Services, Inc.* .................      343,500          776,310
  World Fuel Services Corp. ....................       85,600        2,332,600
                                                                  ------------
                                                                     4,963,765
                                                                  ------------
PACKAGING & CONTAINERS--0.4%
  Packaging Dynamics Corp.* ....................       52,860          396,450
  Tupperware Corp. .............................       71,400        1,165,962
                                                                  ------------
                                                                     1,562,412
                                                                  ------------
PAPER & FORESTRY PRODUCTS--0.4%
  Schweitzer-Mauduit
  International, Inc. ..........................       56,800        1,371,720
                                                                  ------------
PRINTING SERVICES--0.7%
  Bowne & Co., Inc. ............................      111,700        1,623,001
  Consolidated Graphics, Inc.* .................       37,500          927,375
                                                                  ------------
                                                                     2,550,376
                                                                  ------------
PUBLISHING & INFORMATION SERVICES--0.9%
  Pulitzer, Inc. ...............................       21,900        1,124,565
  Reader's Digest Association,
    Inc., (The) ................................      153,900        1,872,963
  Value Line, Inc. .............................        6,300          312,480
                                                                  ------------
                                                                     3,310,008
                                                                  ------------
RAILROADS--0.8%
  RailAmerica, Inc.* ...........................      328,200        3,117,900
                                                                  ------------
REAL ESTATE--6.4%
  American Financial Realty Trust
    144A (REIT) ................................      202,300        2,913,120
  American Financial Realty Trust
    (REIT) .....................................      103,525        1,490,760
  Arbor Realty Trust 144A
    (REIT) .....................................       20,200        1,515,000
  Ashford Hospitality Trust (REIT) .............       55,725          516,571
  Brandywine Realty Trust (REIT) ...............       60,800        1,486,560
  Gladstone Commercial Corp.
    (REIT) .....................................      136,575        2,055,454
  Jones Lang LaSalle, Inc.* ....................       22,600          409,060
  LNR Property Corp. ...........................       55,700        2,228,000



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

REAL ESTATE--(CONTINUED)
  MFA Mortgage Investments, Inc.
    (REIT) .....................................       85,525     $    897,157
  Redwood Trust, Inc. (REIT) ...................      122,100        5,274,720
  Trammell Crow Co.* ...........................      368,700        4,332,225
  Ventas, Inc. (REIT) ..........................       55,800          943,578
                                                                  ------------
                                                                    24,062,205
                                                                  ------------
RETAIL--3.9%
  Barnes & Noble, Inc.* ........................       36,000          943,200
  Charming Shoppes, Inc.* ......................      373,100        2,238,600
  Coldwater Creek, Inc.* .......................       37,250          657,015
  Duane Reade, Inc.* ...........................       67,380        1,149,503
  Friedman's, Inc., Class A ....................      130,500        1,735,650
  Galyan's Trading Co.* ........................       37,600          407,246
  J. Jill Group, Inc.* .........................       81,900        1,221,129
  Oakley, Inc.* ................................       43,700          475,893
  Payless ShoeSource, Inc.* ....................      124,900        1,841,026
  Pep Boys - Manny, Moe & Jack,
    (The) ......................................       66,400        1,168,640
  School Specialty, Inc.* ......................       50,800        1,430,020
  Steven Madden Ltd.* ..........................       43,300          904,970
  Vans, Inc.* ..................................       78,000          721,500
                                                                  ------------
                                                                    14,894,392
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.4%
  Brooks Automation, Inc.* .....................       26,700          652,815
  Helix Technology Corp. .......................       41,800          767,448
                                                                  ------------
                                                                     1,420,263
                                                                  ------------
STEEL--0.2%
  Ryerson Tull, Inc. ...........................       94,100          817,729
                                                                  ------------
TELECOMMUNICATIONS--0.6%
  Lightbridge, Inc.* ...........................      176,200        1,834,242
  Somera Communications, Inc.* .................      304,200          508,014
                                                                  ------------
                                                                     2,342,256
                                                                  ------------
TOBACCO--1.2%
  DIMON, Inc. ..................................      253,500        1,749,150
  Standard Commercial Corp. ....................       80,700        1,452,600
  Universal Corp. ..............................       36,700        1,537,730
                                                                  ------------
                                                                     4,739,480
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 21

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SMALL CAP VALUE FUND II (concluded)                    Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


TRANSPORTATION--0.7%
  CP Ships Ltd. ................................       90,600     $  1,881,762
  Marten Transport, Ltd.* ......................       13,000          308,750
  Offshore Logistics, Inc.* ....................       14,800          316,128
                                                                  ------------
                                                                     2,506,640
                                                                  ------------
TRAVEL SERVICES--0.6%
  Ambassadors Group, Inc.* .....................       25,100          439,501
  Ambassadors International,
    Inc. .......................................       25,000          299,750
  Navigant International, Inc.* ................      109,200        1,474,200
                                                                  ------------
                                                                     2,213,451
                                                                  ------------
    TOTAL COMMON STOCK
      (Cost $304,990,999) ......................                   351,150,768
                                                                  ------------
MUTUAL FUNDS--2.2%
  Gladstone Capital Corp. ......................       42,000          828,240
  iShares Russell 2000 Value
    Index Fund .................................       52,900        7,440,385
                                                                  ------------
    TOTAL MUTUAL FUNDS
      (Cost $8,160,869) ........................                     8,268,625
                                                                  ------------


                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

SHORT TERM INVESTMENTS--8.0%
  Galaxy Money Market Fund
    0.630% 09/02/03 ............................   15,163,611     $ 15,163,611
  Wilmington Prime Money
    Market Portfolio
    0.619% 09/02/03 ............................   15,163,612       15,163,612
                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS
      (Cost $30,327,223) .......................                    30,327,223
                                                                  ------------
TOTAL INVESTMENTS--103.1%
   (Cost $343,479,091) .........................                   389,746,616
                                                                  ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(3.1)% ........................                   (11,770,223)
                                                                  ------------
NET ASSETS--100.0% .............................                  $377,976,393
                                                                  ============


------------
* -- Non-income producing.
ADR  -- American Depository Receipt.
144A -- Security was purchased  pursuant to Rule 144A under  Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2003, these securities amounted to 3.41% of net assets.
REIT -- Real Estate Investment Trust.

   The accompanying notes are an integral part of the financial statements.


22 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND                                 Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

LONG POSITIONS--113.6%
DOMESTIC COMMON STOCK--98.0%
ADVERTISING SERVICES--0.7%
  Interpublic Group of Companies,
    Inc., (The)+ ...............................       31,900     $    483,285
                                                                  ------------
AEROSPACE/DEFENSE--0.7%
  Northrop Grumman Corp.+ ......................        5,200          496,496
                                                                  ------------
AUTOMOTIVE--1.7%
  Fiat S.p.A.+ - ADR ...........................       94,300          640,297
  Hayes Lemmerz International,
    Inc.+* .....................................       42,400          597,628
                                                                  ------------
                                                                     1,237,925
                                                                  ------------
BANKS & SAVINGS & LOANS--0.6%
  Sovereign Bancorp, Inc.+ .....................       22,000          432,960
                                                                  ------------
BROADCASTING & PUBLISHING--1.9%
  4Kids Entertainment, Inc.+* ..................       50,040        1,096,376
  Acme Communications, Inc.+* ..................       38,000          294,500
                                                                  ------------
                                                                     1,390,876
                                                                  ------------
BUSINESS & PUBLIC SERVICES--4.7%
  Comfort Systems USA, Inc.* ...................      125,100          465,372
  Corrections Corporation of
    America+* ..................................       15,600          358,800
  Healthcare Services Group, Inc.+ .............       21,800          360,790
  Kforce, Inc.+* ...............................       56,255          384,222
  On Assignment, Inc.+* ........................      144,800          695,040
  Quanta Services, Inc.+* ......................       45,700          434,607
  US Oncology, Inc.* ...........................       91,800          729,810
                                                                  ------------
                                                                     3,428,641
                                                                  ------------
COMPUTERS, SOFTWARE & SERVICES--16.3%
  CompuCom Systems, Inc.+* .....................      124,500          602,580
  Computer Horizons Corp.* .....................      166,260          686,488
  Computer Network Technology
    Corp.+* ....................................       80,385          635,041
  Compuware Corp.+* ............................      172,900        1,028,755
  Concurrent Computer Corp.* ...................      102,196          358,708
  EPIQ Systems, Inc.* ..........................       17,800          329,478
  InFocus Corp.+* ..............................      121,500          629,370



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

COMPUTERS, SOFTWARE & SERVICES--(CONTINUED)
  IONA Technologies PLC - ADR* .................       65,320     $    158,074
  MAPICS, Inc.+* ...............................       17,800          170,880
  Mercury Computer Systems,
    Inc.+* .....................................       35,200          774,400
  OpenTV Corp.* ................................      114,200          411,120
  Parametric Technology Corp.* .................      151,800          505,494
  Peregrine Systems, Inc.+* ....................       37,500          720,000
  Pervasive Software, Inc.+* ...................       51,000          346,341
  Pinnacle Systems, Inc.+* .....................      101,700          922,419
  Quantum Corp* ................................      148,200          447,564
  Roxio, Inc.+* ................................      103,685        1,010,929
  Siebel Systems, Inc.+* .......................       77,700          783,216
  Sykes Enterprises, Inc.+* ....................       87,195          653,963
  TechTeam Global, Inc.+* ......................       56,300          371,580
  webMethods, Inc.+* ...........................       32,000          288,640
                                                                  ------------
                                                                    11,835,040
                                                                  ------------
CONSTRUCTION & BUILDING MATERIALS--0.5%
  Genlyte Group, Inc., (The)+* .................        9,400          377,974
                                                                  ------------
CONSTRUCTION & HOUSING--1.1%
  Washington Group International,
    Inc.+* .....................................       32,000          804,160
                                                                  ------------
CONSULTING SERVICES--1.2%
  First Consulting Group, Inc.+* ...............      105,500          495,850
  Right Management Consultants,
    Inc.+* .....................................       24,800          351,416
                                                                  ------------
                                                                       847,266
                                                                  ------------
CONSUMER PRODUCTS & SERVICES--3.2%
  Chattem, Inc.+* ..............................       27,300          368,823
  Coinstar, Inc.+* .............................       56,800          870,744
  Helen of Troy Ltd.+* .........................       12,400          269,068
  Nature's Sunshine Products, Inc.+ ............       50,930          431,377
  Natuzzi S.p.A.+ - ADR ........................       30,300          292,698
  Sotheby's Holdings Inc., Class A+* ...........       12,300          109,224
                                                                  ------------
                                                                     2,341,934
                                                                  ------------
DISTRIBUTION--0.3%
  Bell Microproducts, Inc.+* ...................       31,360          225,478
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                                                          ANNUAL REPORT 2003 |23

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

DIVERSIFIED--1.0%
  Invensys plc - ADR ...........................      163,300     $    166,599
  Resource America, Inc., Class A+ .............       48,775          576,033
                                                                  ------------
                                                                       742,632
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
  American Power Conversion
    Corp.+ .....................................       44,400          795,648
  Spectrum Control, Inc.+* .....................       43,285          270,964
  Transmeta Corp.* .............................       78,400          119,952
                                                                  ------------
                                                                     1,186,564
                                                                  ------------
ELECTRONICS--2.5%
  Integrated Device Technology,
    Inc.+* .....................................       46,000          641,700
  MagneTek, Inc.+* .............................      117,400          594,044
  Tweeter Home Entertainment
    Group, Inc.+* ..............................       70,100          612,674
                                                                  ------------
                                                                     1,848,418
                                                                  ------------
ENGINEERING--0.9%
  EMCOR Group, Inc.+* ..........................       15,100          665,457
                                                                  ------------
FINANCIAL SERVICES--2.5%
  BKF Capital Group, Inc.+* ....................       11,000          240,900
  Century Business Services, Inc.* .............      134,800          536,504
  PRG-Schultz International, Inc.+* ............       92,500          582,750
  SoundView Technology Group,
    Inc.+* .....................................       41,840          442,249
                                                                  ------------
                                                                     1,802,403
                                                                  ------------
FOOD & BEVERAGE--3.1%
  Coca-Cola Enterprises, Inc.+ .................       36,100          667,489
  Imperial Sugar Co.+* .........................       22,400          252,000
  J & J Snack Foods Corp.+* ....................       13,700          481,007
  Tyson Foods, Inc., Class A+ ..................       29,300          328,160
  Winn-Dixie Stores, Inc.+ .....................       49,700          499,485
                                                                  ------------
                                                                     2,228,141
                                                                  ------------
GAMBLING--2.0%
  MTR Gaming Group, Inc.+* .....................       86,770          702,837
  Penn National Gaming, Inc.+* .................       34,000          753,100
                                                                  ------------
                                                                     1,455,937
                                                                  ------------



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

HEALTH CARE--3.1%
  Molina Healthcare, Inc.+* ....................       15,600     $    370,500
  Province Healthcare Co.+* ....................       21,375          307,159
  Sunrise Senior Living, Inc.+* ................       18,700          466,752
  TLC Vision Corp.+* ...........................       77,500          418,500
  Triad Hospitals, Inc.+* ......................       20,800          673,920
                                                                  ------------
                                                                     2,236,831
                                                                  ------------
INSURANCE--1.5%
  IPC Holdings Ltd.+ ...........................       22,935          804,101
  PXRE Group Ltd.+ .............................       17,140          310,920
                                                                  ------------
                                                                     1,115,021
                                                                  ------------
INTERNET SOFTWARE & SERVICES--4.3%
  Answerthink, Inc.* ...........................      160,000          560,000
  EDGAR Online, Inc.* ..........................      160,800          244,416
  InfoSpace, Inc.* .............................       49,400          780,520
  MatrixOne, Inc.+* ............................       71,070          375,960
  Pinnacor, Inc.* ..............................      116,000          254,040
  Plumtree Software, Inc.* .....................       41,900          171,790
  SonicWALL, Inc.+* ............................       55,000          343,750
  Symantec Corp.+* .............................        7,400          424,982
                                                                  ------------
                                                                     3,155,458
                                                                  ------------
LEISURE & ENTERTAINMENT--3.3%
  LodgeNet Entertainment Corp.+* ...............       31,300          406,900
  Magna Entertainment Corp.,
    Class A* ...................................      162,700          710,999
  Monarch Casino & Resort, Inc.+* ..............       16,945          169,331
  Multimedia Games, Inc.+* .....................       15,200          411,768
  Pinnacle Entertainment, Inc.+* ...............      110,700          679,698
                                                                  ------------
                                                                     2,378,696
                                                                  ------------
MACHINERY--1.8%
  Global Power Equipment Group,
    Inc.+* .....................................       70,535          385,827
  Stewart & Stevenson Services,
    Inc.+ ......................................       27,200          486,880
  Tecumseh Products Co.,
    Class A+ ...................................       11,900          466,718
                                                                  ------------
                                                                     1,339,425
                                                                  ------------

   The accompanying notes are an integral part of the financial statements.


24 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


MANUFACTURING--1.6%
  Griffon Corp.+* ..............................       37,700     $    710,645
  Zapata Corp.+* ...............................        8,500          489,515
                                                                  ------------
                                                                     1,200,160
                                                                  ------------
MANUFACTURING - APPAREL--2.0%
  Kellwood Co.+ ................................       20,200          737,502
  Tommy Hilfiger Corp.+* .......................       61,000          752,740
                                                                  ------------
                                                                     1,490,242
                                                                  ------------
MARKETING--0.8%
  Catalina Marketing Corp.+* ...................       41,500          577,265
                                                                  ------------
MEDICAL EQUIPMENT & SUPPLIES--2.6%
  Applera Corp. - Celera Genomics
    Group+* ....................................       92,655          943,228
  Baxter International, Inc.+ ..................       19,300          542,330
  Pediatrix Medical Group, Inc.* ...............        3,400          152,048
  Prime Medical Services, Inc.+* ...............       50,840          231,780
                                                                  ------------
                                                                     1,869,386
                                                                  ------------
METALS & MINING--1.4%
  North American Palladium Ltd.* ...............       91,070          398,886
  Stillwater Mining Co.+* ......................       80,455          590,540
                                                                  ------------
                                                                       989,426
                                                                  ------------
OFFICE EQUIPMENT & SUPPLIES--0.9%
  Global Imaging Systems, Inc.+* ...............       24,100          619,611
                                                                  ------------
OIL & GAS EXPLORATION--2.6%
  Oil States International, Inc.* ..............       42,300          511,407
  Parker Drilling Co.* .........................      162,220          384,461
  PetroQuest Energy, Inc.* .....................       98,100          199,143
  Transocean, Inc.+* ...........................       36,200          764,544
                                                                  ------------
                                                                     1,859,555
                                                                  ------------
OIL SERVICES--0.4%
  Stolt Offshore S.A. - ADR* ...................       65,495          168,322
  Texas Pacific Land Trust .....................        2,100          106,050
                                                                  ------------
                                                                       274,372
                                                                  ------------
PHARMACEUTICALS--3.4%
  MIM Corp.+* ..................................       24,100          168,700
  Pfizer, Inc.+ ................................       30,700          918,544



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------
PHARMACEUTICALS--(CONTINUED)
   Pharmaceutical Product
  Development, Inc.+* ..........................       28,300     $    721,933
  Watson Pharmaceuticals, Inc.* ................       16,100          661,710
                                                                  ------------
                                                                     2,470,887
                                                                  ------------
REAL ESTATE--1.0%
  American Financial Realty Trust
    144A (REIT) ................................       51,500          741,600
                                                                  ------------
RESTAURANTS, HOTELS & CASINOS--1.4%
  Buca, Inc.+* .................................       30,325          205,573
  Landry's Restaurants, Inc.+ ..................       26,800          572,180
  O'Charley's, Inc.+* ..........................       12,500          212,000
                                                                  ------------
                                                                       989,753
                                                                  ------------
RETAIL--7.0%
  Barnes & Noble, Inc.+* .......................       31,800          833,160
  Charlotte Russe Holding, Inc.+* ..............       41,700          512,910
  Factory 2-U Stores, Inc.+* ...................       80,700          532,620
  Gap, Inc., (The)+ ............................       17,700          369,753
  J.C. Penney Company, Inc. (Holding
    Co.)+ ......................................       25,100          532,622
  Payless ShoeSource, Inc.+* ...................       26,100          384,714
  Skechers U.S.A., Inc., Class A+* .............       69,300          530,145
  Too, Inc.+* ..................................       39,500          640,690
  Trans World Entertainment
    Corp.+* ....................................       59,775          386,744
  Vans, Inc.+* .................................       42,900          396,825
                                                                  ------------
                                                                     5,120,183
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.6%
  Cirrus Logic, Inc.+* .........................       69,500          390,590
  Genesis Microchip, Inc.+* ....................       75,400          916,864
  Semitool, Inc.+* .............................       66,388          591,384
                                                                  ------------
                                                                     1,898,838
                                                                  ------------
TELECOMMUNICATIONS & EQUIPMENT--3.9%
  Commonwealth Telephone
    Enterprises, Inc. (CTE)+* ..................       18,100          714,226
  Infonet Services Corp., Class B* .............       87,600          152,424
  Metro One Telecommunications,
    Inc.+* .....................................       91,915          367,660
  Oplink Communications, Inc.* .................      116,308          180,277


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 25

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


TELECOMMUNICATIONS & EQUIPMENT--(CONTINUED)
  PTEK Holdings, Inc.+* ........................      145,800     $  1,051,218
  Triton PCS Holdings, Inc.,
    Class A+* ..................................       60,715          343,040
                                                                  ------------
                                                                     2,808,845
                                                                  ------------
TEXTILES & APPAREL--1.5%
  Unifi, Inc.+* ................................       46,300          319,007
  Warnaco Group, Inc., (The)+* .................       48,900          787,290
                                                                  ------------
                                                                     1,106,297
                                                                  ------------
TOYS--2.4%
  Nintendo Co. Ltd. - ADR ......................       61,100          632,966
  SEGA Corp. - ADR* ............................      442,700        1,124,015
                                                                  ------------
                                                                     1,756,981
                                                                  ------------
TRANSPORTATION--2.0%
  Laidlaw International, Inc.+* ................      140,200        1,465,090
                                                                  ------------
    TOTAL DOMESTIC COMMON STOCK
      (Cost $61,937,990) .......................                    71,295,509
                                                                  ------------
FOREIGN COMMON STOCKS--1.3%
CANADA--1.3%
DIVERSIFIED OPERATION--1.3%
  Bombardier, Inc., Class B ....................      246,700          944,379
                                                                  ------------
    TOTAL FOREIGN COMMON STOCKS
      (Cost $729,136) ..........................                       944,379
                                                                  ------------

                                                       Par
                                                      (000)
                                                    ---------
CONVERTIBLE BONDS--0.1%
  Interpool, Inc.
    9.25% 12/27/22 .............................          $75           75,000
                                                                  ------------
    TOTAL CONVERTIBLE BONDS
      (Cost $75,000) ...........................                        75,000
                                                                  ------------


                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------
SHORT TERM INVESTMENTS--14.2%
  Galaxy Money Market Fund
    0.630% 09/02/03 ............................    5,165,586     $  5,165,586
  Wilmington Prime Money Market
    Portfolio
    0.619% 09/02/03 ............................    5,165,587        5,165,587
                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS
      (Cost $10,331,173) .......................                    10,331,173
                                                                  ------------
    TOTAL LONG POSITIONS--113.6%
      (Cost $73,073,299) .......................                    82,646,061
                                                                  ------------
SECURITIES SOLD SHORT--(89.7%)
AEROSPACE & DEFENSE--(1.1%)
  Empresa Brasileira de Aeronautica
    S.A. (Embraer) - ADR .......................      (34,800)        (709,572)
  Environmental Tectonics Corp.* ...............      (19,200)        (116,160)
                                                                  ------------
                                                                      (825,732)
                                                                  ------------
AIR TRANSPORT--(0.4%)
  Continental Airlines, Inc.* ..................      (18,995)        (289,864)
  UAL Corp.* ...................................       (1,200)            (900)
                                                                  ------------
                                                                      (290,764)
                                                                  ------------
AUTOMOTIVE--(3.5%)
  AutoNation, Inc.* ............................      (21,800)        (409,622)
  CarMax, Inc.* ................................      (13,200)        (508,860)
  General Motors Corp. .........................       (8,600)        (353,460)
  Sports Resorts International, Inc.* ..........      (38,000)        (188,100)
  United Auto Group, Inc.* .....................      (22,800)        (583,680)
  United Rentals, Inc.* ........................      (22,400)        (378,112)
  UNOVA, Inc.* .................................       (8,900)        (141,955)
                                                                  ------------
                                                                    (2,563,789)
                                                                  ------------
BANKS & SAVINGS & LOANS--(1.3%)
  Doral Financial Corp. ........................      (14,600)        (599,330)
  Roslyn Bancorp, Inc. .........................      (14,300)        (328,757)
                                                                  ------------
                                                                      (928,087)
                                                                  ------------
BROADCASTING--(0.1%)
  Crown Media Holdings, Inc.,
    Class A* ...................................      (14,700)         (90,405)
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.


26 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


BUILDING & BUILDING MATERIALS--(2.4%)
  Meritage Corp.* ..............................      (17,400)    $   (782,304)
  Ryland Group, Inc., (The) ....................      (10,300)        (691,748)
  Winnebago Industries, Inc. ...................       (6,100)        (300,425)
                                                                  ------------
                                                                    (1,774,477)
                                                                  ------------
BUSINESS & PUBLIC SERVICES--(1.6%)
  Deluxe Corp. .................................      (10,400)        (444,080)
  Gaiam, Inc.* .................................      (22,500)        (117,000)
  Manpower, Inc. ...............................       (8,900)        (346,299)
  Renaissance Learning, Inc.* ..................      (11,700)        (293,553)
                                                                  ------------
                                                                    (1,200,932)
                                                                  ------------
CHEMICALS--(1.4%)
  Cabot Microelectronics Corp.* ................       (9,100)        (593,229)
  Potash Corp. of Saskatchewan,
    Inc. .......................................       (5,600)        (397,040)
                                                                  ------------
                                                                      (990,269)
                                                                  ------------
COMPUTERS, SOFTWARE & SERVICES--(10.4%)
  Advent Software, Inc.* .......................      (23,600)        (398,840)
  Apple Computer, Inc.* ........................      (37,700)        (853,151)
  Atari, Inc.* .................................      (21,830)        (101,510)
  Authentidate Holding Corp.* ..................      (12,800)         (38,784)
  Avid Technology, Inc.* .......................      (12,200)        (605,730)
  ConSyGen, Inc.* ..............................         (200)               0
  Dot Hill Systems Corp.* ......................       (8,900)        (147,740)
  Extreme Networks, Inc.* ......................      (81,300)        (560,157)
  Komag, Inc.* .................................       (9,400)        (135,830)
  Mercury Interactive Corp.* ...................      (15,400)        (675,906)
  Mobility Electronics, Inc.* ..................      (20,200)        (151,500)
  National Instruments Corp. ...................       (8,800)        (348,568)
  PDF Solutions, Inc.* .........................       (9,900)        (119,691)
  Performance Technolgies, Inc.* ...............      (11,200)        (140,000)
  Pixar, Inc.* .................................       (6,900)        (502,527)
  SanDisk Corp.* ...............................      (14,700)        (888,762)
  SCO Group, Inc., (The)* ......................      (32,800)        (482,160)
  Sigma Designs, Inc.* .........................      (12,400)        (113,956)
  Take-Two Interactive Software,
    Inc.* ......................................      (19,795)        (589,297)
  TransAct Technologies, Inc.* .................      (23,100)        (314,160)
  Valence Technology, Inc.* ....................      (59,500)        (195,755)



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

COMPUTERS, SOFTWARE & SERVICES--(CONTINUED)
  Vixel Corp.* .................................      (15,700)    $   (130,310)
  Xybernaut Corp.* .............................      (50,300)         (36,719)
                                                                  ------------
                                                                    (7,531,053)
                                                                  ------------
CONSTRUCTION & HOUSING--(3.1%)
  Centex Corp. .................................       (7,000)        (527,940)
  Lennar Corp., Class A ........................      (10,200)        (685,950)
  Toll Brothers, Inc.* .........................      (11,100)        (329,892)
  Trex Co., Inc.* ..............................       (9,600)        (347,520)
  USG Corp.* ...................................      (21,200)        (353,192)
                                                                  ------------
                                                                    (2,244,494)
                                                                  ------------
CONSUMER PRODUCTS & SERVICES--(3.5%)
  Aaron Rents, Inc. ............................      (16,200)        (339,876)
  American Greetings Corp.,
    Class A* ...................................      (20,800)        (384,800)
  Ball Corp. ...................................       (7,700)        (406,560)
  Cooper Tire & Rubber Co. .....................      (24,800)        (446,400)
  Ionics, Inc.* ................................      (32,200)        (708,400)
  Martha Stewart Living Omnimedia,
    Inc., Class A* .............................      (30,200)        (264,552)
                                                                  ------------
                                                                    (2,550,588)
                                                                  ------------
DISTRIBUTION--(1.5%)
  Fastenal Co. .................................       (8,000)        (323,440)
  Hughes Supply, Inc. ..........................       (7,500)        (266,250)
  Scansource, Inc.* ............................      (12,795)        (486,082)
                                                                  ------------
                                                                    (1,075,772)
                                                                  ------------
DIVERSIFIED--(1.6%)
  Carlisle Companies, Inc. .....................      (10,600)        (482,194)
  Roper Industries, Inc. .......................       (4,355)        (185,871)
  Textron, Inc. ................................      (10,900)        (490,500)
                                                                  ------------
                                                                    (1,158,565)
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--(4.4%)
  Amkor Technology, Inc.* ......................      (26,600)        (467,628)
  Electro Scientific Industries, Inc.* .........      (15,400)        (312,466)
  FARO Technologies, Inc. ......................      (13,400)        (154,100)
  FEI Co.* .....................................      (13,700)        (376,476)
  FLIR Systems, Inc.* ..........................      (18,290)        (480,295)
  Gentex Corp.* ................................      (17,200)        (645,172)


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 27

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


ELECTRONIC COMPONENTS & INSTRUMENTS--(CONTINUED)
  II-VI, Inc.* .................................      (11,000)    $   (272,030)
  Innovex, Inc.* ...............................       (8,900)        (117,658)
  Parker-Hannifin Corp. ........................       (7,100)        (351,592)
                                                                  ------------
                                                                    (3,177,417)
                                                                  ------------
ELECTRONICS--(0.7%)
  Orbotech Ltd.* ...............................      (11,600)        (201,840)
  Tech Data Corp.* .............................       (9,700)        (323,495)
                                                                  ------------
                                                                      (525,335)
                                                                  ------------
ENERGY--(0.8%)
  AES Corp., (The)* ............................      (36,900)        (239,112)
  FuelCell Energy, Inc.* .......................      (36,385)        (371,127)
                                                                  ------------
                                                                      (610,239)
                                                                  ------------
FINANCIAL SERVICES--(5.6%)
  Accredited Home Lenders
    Holding Co.* ...............................      (48,800)        (785,192)
  American Capital Strategies Ltd. .............      (25,500)        (632,910)
  Fremont General Corp. ........................      (21,200)        (273,056)
  H&R Block, Inc. ..............................      (18,100)        (798,210)
  Investors Financial Services Corp. ...........      (21,000)        (627,690)
  New Century Financial Corp. ..................      (26,900)        (655,553)
  NextCard, Inc.* ..............................     (128,500)          (1,413)
  Portfolio Recovery Associates,
    Inc.* ......................................      (11,300)        (308,716)
                                                                  ------------
                                                                    (4,082,740)
                                                                  ------------
FOOD & BEVERAGE--(1.7%)
  American Italian Pasta Co.,
    Class A* ...................................       (7,900)        (329,588)
  United Natural Foods, Inc.* ..................      (17,400)        (517,650)
  Whole Foods Market, Inc.* ....................       (7,100)        (384,891)
                                                                  ------------
                                                                    (1,232,129)
                                                                  ------------
HEALTH CARE--(1.0%)
  IDEXX Laboratories, Inc.* ....................      (17,415)        (724,638)
                                                                  ------------
HOTELS & MOTELS--(0.5%)
  Starwood Hotels & Resorts
    Worldwide, Inc. ............................      (10,400)        (351,832)
                                                                  ------------


                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

INDUSTRIAL EQUIPMENT & SUPPLIES--(0.2%)
  Ritchie Bros. Auctioneers, Inc. ..............       (3,600)    $   (152,460)
                                                                  ------------
INSURANCE--(0.4%)
  LandAmerica Financial Group,
    Inc ........................................       (6,600)        (302,940)
                                                                  ------------
INTERNET SOFTWARE & SERVICES--(1.0%)
  1-800 CONTACTS, INC.* ........................      (15,235)        (315,669)
  At Road, Inc.* ...............................      (17,200)        (230,996)
  Interliant, Inc.* ............................         (600)              (4)
  Network Engines, Inc.* .......................      (26,200)        (159,820)
                                                                  ------------
                                                                      (706,489)
                                                                  ------------
LEISURE & ENTERTAINMENT--(1.5%)
  Polaris Industries, Inc. .....................       (7,800)        (602,628)
  Royal Caribbean Cruises Ltd. .................      (15,700)        (489,055)
                                                                  ------------
                                                                    (1,091,683)
                                                                  ------------
MACHINERY--(1.9%)
  Flowserve Corp.* .............................      (21,985)        (462,784)
  SureBeam Corp., Class A* .....................     (112,900)        (155,802)
  Zebra Technologies Corp.,
    Class A* ...................................      (14,400)        (772,128)
                                                                  ------------
                                                                    (1,390,714)
                                                                  ------------
MANUFACTURING--(0.5%)
  Weyerhaeuser Co. .............................       (6,300)        (374,850)
                                                                  ------------
MEDICAL EQUIPMENT & SUPPLIES--(8.0%)
  Advanced Neuromodulation
    Systems, Inc.* .............................       (8,250)        (313,500)
  Affymetrix, Inc.* ............................      (14,900)        (342,998)
  Align Technology, Inc.* ......................      (20,124)        (222,773)
  AstraZeneca PLC - ADR ........................      (13,000)        (515,450)
  Bio-Rad Laboratories, Inc.* ..................      (12,900)        (659,835)
  BriteSmile, Inc.* ............................       (7,550)        (260,475)
  Chiron Corp.* ................................      (16,400)        (833,448)
  Covance, Inc.* ...............................      (35,200)        (733,920)
  CTI Molecular Imaging, Inc.* .................      (28,800)        (433,152)
  Cyberonics, Inc.* ............................       (1,000)         (27,530)
  Digital Angel Corp.* .........................       (7,700)         (16,170)
  I-Flow Corp.* ................................      (33,600)        (278,880)
  ICU Medical, Inc.* ...........................      (15,175)        (446,145)


   The accompanying notes are an integral part of the financial statements.


28 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (continued)                     Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


MEDICAL EQUIPMENT & SUPPLIES--(CONTINUED)
  Martek Biosciences Corp.* ....................       (4,600)    $   (237,314)
  Millipore Corp.* .............................      (10,800)        (490,320)
                                                                  ------------
                                                                    (5,811,910)
                                                                  ------------
MUTUAL FUNDS--(0.5%)
  IShares Nasdaq Biotechnology
    Index Fund .................................       (5,100)        (376,482)
                                                                  ------------
OFFICE EQUIPMENT & SUPPLIES--(1.1%)
  Avery Dennison Corp. .........................       (8,200)        (448,950)
  Imagistics International, Inc.* ..............      (11,400)        (326,040)
                                                                  ------------
                                                                      (774,990)
                                                                  ------------
OIL & GAS EXPLORATION--(0.2%)
  Forest Oil Corp.* ............................       (7,200)        (167,400)
                                                                  ------------
OIL SERVICES--(0.6%)
  Schlumberger Ltd. ............................       (9,100)        (450,541)
                                                                  ------------
PHARMACEUTICALS--(6.0%)
  aaiPharma, Inc.* .............................      (31,015)        (557,340)
  Able Laboratories, Inc.* .....................      (17,800)        (423,462)
  Amylin Pharmaceuticals, Inc.* ................      (12,800)        (365,440)
  Angiotech Pharmaceuticals, Inc.* .............       (4,200)        (180,600)
  Cardinal Health, Inc. ........................      (11,300)        (643,309)
  Connectics Corp.* ............................      (17,600)        (329,824)
  Forest Laboratories, Inc.* ...................       (3,300)        (155,100)
  ImClone Systems, Inc.* .......................      (13,100)        (550,593)
  Kos Pharmaceuticals, Inc.* ...................      (18,400)        (693,680)
  NaPro BioTherapeutics, Inc.* .................      (96,900)        (149,226)
  Neurocrine Biosciences, Inc.* ................       (6,000)        (321,060)
                                                                  ------------
                                                                    (4,369,634)
                                                                  ------------
REAL ESTATE--(1.0%)
  Annaly Mortgage Management,
    Inc. (REIT) ................................      (26,875)        (511,700)
  Anworth Mortgage Asset Corp. .................
    (REIT) .....................................      (11,800)        (185,378)
                                                                  ------------
                                                                      (697,078)
                                                                  ------------



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

RESTAURANTS--(1.6%)
  Cheesecake Factory, Inc., (The)* .............      (22,600)    $   (823,544)
  IHOP Corp. ...................................       (9,065)        (319,451)
                                                                  ------------
                                                                    (1,142,995)
                                                                  ------------
RETAIL--(7.2%)
  A.C. Moore Arts & Crafts, Inc.* ..............       (7,100)        (190,777)
  Best Buy Co., Inc.* ..........................       (8,600)        (447,286)
  Blue Rhino Corp.* ............................      (13,785)        (180,583)
  Cache, Inc.* .................................      (14,000)        (288,400)
  Children's Place Retail Stores,
    Inc., (The)* ...............................      (16,000)        (332,160)
  Drugstore.Com, Inc.* .........................      (29,500)        (188,210)
  Footstar, Inc.* ..............................      (36,200)        (384,806)
  Guitar Center, Inc.* .........................      (10,800)        (362,232)
  Ross Stores, Inc. ............................      (10,200)        (513,876)
  Sears, Roebuck & Co. .........................      (12,000)        (528,240)
  Target Corp. .................................       (9,200)        (373,520)
  Tuesday Morning Corp.* .......................      (12,000)        (415,440)
  Walgreen Co. .................................      (11,300)        (368,041)
  West Marine, Inc.* ...........................      (15,300)        (324,054)
  Wild Oats Markets, Inc.* .....................      (30,980)        (368,042)
                                                                  ------------
                                                                    (5,265,667)
                                                                  ------------
SCHOOLS--(2.0%)
  DeVry, Inc.* .................................      (33,100)        (858,945)
  Strayer Education, Inc. ......................       (6,200)        (592,100)
                                                                  ------------
                                                                    (1,451,045)
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--(7.5%)
  ADE Corp.* ...................................       (8,400)        (146,412)
  Artisan Components, Inc.* ....................      (19,200)        (408,000)
  ASM International N.V.* ......................      (53,200)        (966,112)
  Intersil Corp., Class A* .....................      (27,300)        (795,249)
  LTX Corp.* ...................................      (42,690)        (634,373)
  Metrologic Instruments, Inc.* ................      (12,500)        (503,375)
  Microchip Technology, Inc. ...................      (25,700)        (719,857)
  Mykrolis Corp.* ..............................      (10,600)        (133,560)
  O2Micro International Ltd.* ..................      (28,800)        (453,312)
  PMC-Sierra, Inc.* ............................      (24,800)        (353,648)
  Xicor, Inc.* .................................      (20,400)        (211,140)
  Zoran Corp.* .................................       (3,926)         (97,990)
                                                                  ------------
                                                                    (5,423,028)
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 29

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LONG/SHORT EQUITY FUND (concluded)                     Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

TELECOMMUNICATIONS & EQUIPMENT--(1.9%)
  ADTRAN, Inc. .................................      (13,300)    $   (728,840)
  Choice One Communications,
    Inc.* ......................................      (55,500)         (15,540)
  CTC Communications Group,
    Inc.* ......................................     (184,600)          (3,692)
  Network Equipment Technologies,
    Inc.* ......................................      (14,800)        (137,196)
  Sonus Networks, Inc.* ........................      (21,000)        (149,100)
  US LEC Corp., Class A* .......................      (47,800)        (199,804)
  Westell Technologies, Inc.* ..................      (17,000)        (136,340)
  WorldCom, Inc. - WorldCom
    Group* .....................................     (147,900)          (8,097)
                                                                  ------------
                                                                    (1,378,609)
                                                                  ------------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $62,829,436) ..................                   (65,257,772)
                                                                  ------------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--76.1% .......................                    55,343,389
                                                                  ------------
NET ASSETS--100.0% .............................                  $ 72,731,678
                                                                  ============

---------------
* -- Non-income producing.
ADR  -- American Depository Receipt.
144A -- Security was purchased  pursuant to Rule 144A under  Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2003, these securities amounted to 1.02% of net assets.
+ -- Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $58,525,385.
REIT -- Real Estate Investment Trust.

   The accompanying notes are an integral part of the financial statements.

30 |  ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LARGE CAP VALUE FUND                                   Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

COMMON STOCK--96.1%
AEROSPACE/DEFENSE--1.1%
  Alliant Techsystems, Inc.* ...................        1,900     $     96,786
  Lockheed Martin Corp. ........................        8,300          425,209
                                                                  ------------
                                                                       521,995
                                                                  ------------
AUTOMOTIVE--0.1%
  Lear Corp.* ..................................        1,000           55,550
                                                                  ------------
BANKS & SAVINGS & LOANS--2.6%
  Bank of New York Co., Inc., (The) ............       18,000          529,560
  Comerica, Inc. ...............................       10,100          498,334
  National City Corp. ..........................        8,300          262,944
                                                                  ------------
                                                                     1,290,838
                                                                  ------------
BROADCASTING & PUBLISHING--1.3%
  Liberty Media Corp., Class A* ................       52,432          634,427
                                                                  ------------
COMPUTERS, SOFTWARE & SERVICES--4.8%
  BMC Software, Inc.* ..........................       17,500          256,900
  Hewlett-Packard Co. ..........................       41,300          822,696
  Microsoft Corp. ..............................       47,200        1,251,744
                                                                  ------------
                                                                     2,331,340
                                                                  ------------
CONSULTING SERVICES--0.5%
  Accenture Ltd., Class A* .....................       12,100          256,036
                                                                  ------------
CONSUMER PRODUCTS & SERVICES--4.3%
  Avon Products, Inc. ..........................        3,800          243,580
  Procter & Gamble Co., (The) ..................        9,700          846,713
  Xerox Corp.* .................................       95,200        1,026,256
                                                                  ------------
                                                                     2,116,549
                                                                  ------------
CONTAINERS--0.5%
  Smurfit-Stone Container Corp.* ...............       15,300          241,434
                                                                  ------------
DISTRIBUTION--0.8%
  W.W. Grainger, Inc. ..........................        7,500          373,725
                                                                  ------------
DIVERSIFIED--0.8%
  ITT Industries, Inc. .........................        5,700          370,956
                                                                  ------------



                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

ELECTRIC UTILITIES--2.7%
  DTE Energy Co. ...............................        8,400     $    293,244
  FirstEnergy Corp. ............................       18,700          547,162
  NSTAR ........................................       10,800          481,680
                                                                  ------------
                                                                     1,322,086
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
  American Power Conversion
  Corp .........................................       31,800          569,856
                                                                  ------------
FINANCIAL SERVICES--14.5%
  Citigroup, Inc. ..............................       29,899        1,296,122
  Countrywide Financial Corp. ..................       16,800        1,139,880
  Fannie Mae ...................................       10,300          667,337
  Freddie Mac ..................................       32,800        1,743,320
  J.P. Morgan Chase & Co. ......................       22,600          773,372
  MBIA, Inc. ...................................       25,650        1,448,199
                                                                  ------------
                                                                     7,068,230
                                                                  ------------
FOOD & BEVERAGE--1.4%
  PepsiCo, Inc. ................................       10,600          472,124
  Smithfield Foods, Inc.* ......................       11,600          234,900
                                                                  ------------
                                                                       707,024
                                                                  ------------
HEALTH CARE--1.3%
  Aetna, Inc. ..................................       10,000          570,000
  Medco Health Solutions, Inc.* ................        2,255           60,209
                                                                  ------------
                                                                       630,209
                                                                  ------------
INSURANCE--11.2%
  ACE Ltd. .....................................       33,600        1,081,920
  American International Group,
    Inc. .......................................       20,495        1,220,887
  Berkshire Hathaway, Inc.,
    Class B* ...................................          515        1,302,950
  Radian Group, Inc. ...........................       13,000          618,670
  Travelers Property Casualty Corp.,
    Class A ....................................       49,549          762,559
  XL Capital Ltd., Class A .....................        6,300          477,225
                                                                  ------------

                                                                     5,464,211
                                                                  ------------
LEISURE & ENTERTAINMENT--0.5%
  Harrah's Entertainment, Inc. .................        5,800          240,236
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 31

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 LARGE CAP VALUE FUND (concluded)                       Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

MANUFACTURING--2.6%
  Tyco International Ltd. ......................       61,900     $ 1,273,902
                                                                  -----------
MANUFACTURING - APPAREL--0.9%
  Liz Claiborne, Inc. ..........................       12,800         441,216
                                                                  -----------
MEDICAL EQUIPMENT & SUPPLIES--1.1%
  Beckman Coulter, Inc. ........................        5,300         235,055
  Smith & Nephew PLC - ADR .....................        4,800         311,856
                                                                  -----------
                                                                      546,911
                                                                  -----------
OIL & GAS EXPLORATION--15.8%
  Burlington Resources, Inc. ...................        9,700         469,674
  Canadian Natural Resources Ltd. ..............       18,200         708,526
  ChevronTexaco Corp. ..........................       20,900       1,522,983
  Exxon Mobil Corp. ............................       18,300         689,910
  Kerr-McGee Corp. .............................       20,200         887,790
  Marathon Oil Corp. ...........................       45,100       1,257,839
  Petroleo Brasileiro S.A. - ADR ...............       18,000         397,800
  Shell Transport & Trading Co.
    PLC - ADR ..................................       18,900         726,516
  Transocean, Inc.* ............................       50,300       1,062,336
                                                                  -----------
                                                                    7,723,374
                                                                  -----------
PAPER & FORESTRY PRODUCTS--1.0%
  Abitibi-Consolidated, Inc. ...................       62,400         472,368
                                                                  -----------
PHARMACEUTICALS--9.1%
  AmerisourceBergen Corp. ......................       13,300         774,193
  Johnson & Johnson ............................        9,400         466,052
  Merck & Co., Inc. ............................       18,700         940,984
  Pfizer, Inc. .................................       36,000       1,077,120
  Shire Pharmaceuticals Group
    PLC - ADR* .................................       28,600         664,950
  Wyeth ........................................       11,800         505,630
                                                                  -----------
                                                                    4,428,929
                                                                  -----------
PUBLISHING & INFORMATION SERVICES--0.7%
  Knight-Ridder, Inc. ..........................        5,100         346,086
                                                                  -----------
RESTAURANTS--0.6%
  McDonald's Corp. .............................       12,700         284,734
                                                                  -----------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------

RETAIL--1.0%
  CVS Corp. ....................................       15,800     $   515,080
                                                                  -----------
TELECOMMUNICATIONS & EQUIPMENT--9.0%
  ALLTEL Corp. .................................       10,800         494,640
  BellSouth Corp. ..............................       23,700         597,240
  CenturyTel, Inc. .............................       14,100         490,116
  Chunghwa Telecom Co. Ltd. -
    ADR ........................................       31,800         449,016
  Nextel Communications, Inc.,
    Class A* ...................................       27,800         535,984
  Nokia Corp. - ADR ............................       20,900         340,461
  SBC Communications, Inc. .....................       40,000         899,600
  Sprint Corp. .................................       38,700         571,599
                                                                  -----------
                                                                    4,378,656
                                                                  -----------
TOBACCO--3.0%
  Altria Group, Inc. ...........................       11,600         478,152
  UST, Inc. ....................................       30,300       1,012,020
                                                                  -----------
                                                                    1,490,172
                                                                  -----------
WASTE MANAGEMENT--1.7%
  Republic Services, Inc. ......................       34,000         837,080
                                                                  -----------
    TOTAL COMMON STOCK
      (Cost $44,497,280) .......................                   46,933,210
                                                                  -----------
SHORT TERM INVESTMENTS--2.5%
  Galaxy Money Market Fund
    0.630% 09/02/03 ............................      603,121         603,121
  Wilmington Prime Money Market
    Portfolio
    0.619% 09/02/03 ............................      603,121         603,121
                                                                  -----------
    TOTAL SHORT TERM INVESTMENTS
      (Cost $1,206,242) ........................                    1,206,242
                                                                  -----------
TOTAL INVESTMENTS--98.6%
   (Cost $45,703,522) ..........................                   48,139,452
                                                                  -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--1.4% ........................                      698,507
                                                                  -----------
NET ASSETS--100.0% .............................                  $48,837,959
                                                                  ===========

---------
* -- Non-income producing.
ADR -- American Depository Receipt.

   The accompanying notes are an integral part of the financial statements.


32 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MID CAP VALUE FUND                                     Portfolio of Investments
--------------------------------------------------------------------------------
                                                     Number
                                                    of Shares         Value
                                                    ---------      -----------


COMMON STOCK--94.0%
ADVERTISING SERVICES--1.1%
  Lamar Advertising Co.* .......................       19,505      $   651,662
                                                                   -----------
AGRICULTURE--1.9%
  Bunge Ltd. ...................................       10,700          323,782
  Delta and Pine Land Co. ......................       32,600          811,740
                                                                   -----------
                                                                     1,135,522
                                                                   -----------
AUTOMOTIVE--1.0%
  Lear Corp.* ..................................       11,200          622,160
                                                                   -----------
BANKS & SAVINGS & LOANS--1.1%
  Associated Banc-Corp .........................        9,780          373,302
  Marshall & Ilsley Corp. ......................        9,200          285,200
                                                                   -----------
                                                                       658,502
                                                                   -----------
CHEMICALS--1.0%
  Engelhard Corp. ..............................       22,300          625,961
                                                                   -----------
COMPUTERS, SOFTWARE & SERVICES--3.4%
  Activision, Inc.* ............................       35,200          454,432
  Adaptec, Inc.* ...............................       46,500          339,915
  Diebold, Inc. ................................       12,800          625,920
  Sybase, Inc.* ................................       37,845          639,959
                                                                   -----------
                                                                     2,060,226
                                                                   -----------
CONSULTING SERVICES--0.8%
  BearingPoint, Inc.* ..........................       59,615          488,843
                                                                   -----------
CONSUMER PRODUCTS & SERVICES--2.1%
  Dial Corp., (The) ............................       62,300        1,262,821
                                                                   -----------
CONTAINERS--2.0%
  Pactiv Corp.* ................................       14,200          285,136
  Sealed Air Corp.* ............................       19,200          934,272
                                                                   -----------
                                                                     1,219,408
                                                                   -----------
DISTRIBUTION--1.6%
  W.W. Grainger, Inc. ..........................       19,795          986,385
                                                                   -----------
DIVERSIFIED--3.2%
  ITT Industries, Inc. .........................       10,300          670,324
  Viad Corp. ...................................       52,900        1,263,252
                                                                   -----------
                                                                     1,933,576
                                                                   -----------


                                                     Number
                                                    of Shares         Value
                                                    ---------      -----------

ELECTRIC UTILITIES--4.9%
  Constellation Energy Group, Inc. .............       14,300      $   520,377
  NSTAR ........................................       15,100          673,460
  Pinnacle West Capital Corp. ..................       18,800          644,840
  PPL Corp. ....................................       10,400          412,568
  Sierra Pacific Resources* ....................      138,000          694,140
                                                                   -----------
                                                                     2,945,385
                                                                   -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.7%
  Arrow Electronics, Inc.* .....................       20,800          429,312
  Avnet, Inc.* .................................       24,400          440,420
  Molex, Inc., Class A .........................        4,870          123,844
                                                                   -----------
                                                                       993,576
                                                                   -----------
FINANCIAL SERVICES--5.5%
  A.G. Edwards, Inc. ...........................       23,000          828,000
  Affiliated Managers Group, Inc.* .............       14,000          949,200
  MBIA, Inc. ...................................       12,200          688,812
  Student Loan Corp., (The) ....................        2,300          282,808
  Westcorp .....................................       15,700          558,606
                                                                   -----------
                                                                     3,307,426
                                                                   -----------
FOOD & BEVERAGE--3.5%
  Hormel Foods Corp. ...........................       26,900          581,040
  McCormick & Co., Inc.,
     (non-voting shares) .......................       18,400          491,280
  Smithfield Foods, Inc.* ......................       49,900        1,010,475
                                                                   -----------
                                                                     2,082,795
                                                                   -----------
GAMBLING--1.0%
  Argosy Gaming Co.* ...........................        9,800          236,670
  Penn National Gaming, Inc.* ..................       15,800          349,970
                                                                   -----------
                                                                       586,640
                                                                   -----------
HEALTH CARE--2.3%
  Apria Healthcare Group, Inc.* ................       14,005          362,730
  Health Net, Inc.* ............................       19,200          611,136
  Manor Care, Inc. .............................       15,500          427,800
                                                                   -----------
                                                                     1,401,666
                                                                   -----------
HOTELS & MOTELS--1.8%
  Hilton Hotels Corp. ..........................       72,200        1,103,216
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.

                                                      ANNUAL REPORT 2003  | 33

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MID CAP VALUE FUND (continued)                         Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      -----------

INSURANCE--15.5%
  Allmerica Financial Corp.* ...................       14,570      $   344,872
  Ambac Financial Group, Inc. ..................        8,400          545,328
  Everest Re Group Ltd. ........................        4,600          337,180
  IPC Holdings Ltd. ............................       10,900          382,154
  Mercury General Corp. ........................       41,765        1,824,295
  Nationwide Financial Services, Inc.,
     Class A ...................................       20,355          600,473
  PartnerRe Ltd. ...............................        8,690          434,152
  PMI Group, Inc., (The) .......................       22,100          781,898
  Radian Group, Inc. ...........................       33,700        1,603,783
  UnumProvident Corp. ..........................       56,300          793,830
  WellChoice, Inc.* ............................       29,100          844,482
  White Mountains Insurance
    Group Ltd. .................................        2,055          818,219
                                                                   -----------
                                                                     9,310,666
                                                                   -----------
INTERNET--1.2%
  Network Associates, Inc.* ....................       53,287          741,755
                                                                   -----------
LEISURE & ENTERTAINMENT--3.7%
  Brunswick Corp. ..............................       13,800          372,324
  Harrah's Entertainment, Inc. .................       21,300          882,246
  WMS Industries, Inc.* ........................       41,275          988,536
                                                                   -----------
                                                                     2,243,106
                                                                   -----------
MACHINERY--3.8%
  Dover Corp. ..................................       28,200        1,072,164
  Pall Corp. ...................................       34,200          855,000
  Terex Corp.* .................................       16,100          371,910
                                                                   -----------
                                                                     2,299,074
                                                                   -----------
MANUFACTURING - APPAREL--0.8%
  V. F. Corp. ..................................       12,200          489,220
                                                                   -----------
MARKETING--0.9%
  Catalina Marketing Corp.* ....................       38,100          529,971
                                                                   -----------
MEDIA--1.4%
  Media General, Inc., Class A .................       14,000          848,540
                                                                   -----------
MEDICAL EQUIPMENT & SUPPLIES--1.0%
  C.R. Bard, Inc. ..............................        8,600          576,200
                                                                   -----------


                                                     Number
                                                    of Shares         Value
                                                    ---------      -----------

METALS - NON-FERROUS--0.6%
  Phelps Dodge Corp.* ..........................        7,500      $   359,925
                                                                   -----------
OIL & GAS EXPLORATION--5.4%
  Diamond Offshore Drilling, Inc. ..............       29,900          603,980
  ENSCO International, Inc. ....................       36,500        1,020,175
  Grant Prideco, Inc.* .........................       20,700          240,120
  Kerr-McGee Corp. .............................       17,600          773,520
  Nabors Industries Ltd.* ......................       15,100          606,265
                                                                   -----------
                                                                     3,244,060
                                                                   -----------
PAPER & FORESTRY PRODUCTS--1.8%
  Abitibi-Consolidated, Inc. ...................       96,500          730,505
  Temple-Inland, Inc. ..........................        7,600          378,328
                                                                   -----------
                                                                     1,108,833
                                                                   -----------
PHARMACEUTICALS--2.0%
  Express Scripts, Inc.* .......................       11,800          764,758
  Shire Pharmaceuticals Group
     PLC - ADR* ................................       17,500          406,875
                                                                   -----------
                                                                     1,171,633
                                                                   -----------
PUBLISHING & INFORMATION SERVICES--2.3%
  Reader's Digest Association, Inc.,
     (The) .....................................       23,900          290,863
  Valassis Communications, Inc.* ...............       36,300        1,066,494
                                                                   -----------
                                                                     1,357,357
                                                                   -----------
REAL ESTATE--2.2%
  Maguire Properties, Inc. (REIT) ..............       28,875          606,375
  Ventas, Inc. (REIT) ..........................       42,800          723,748
                                                                   -----------
                                                                     1,330,123
                                                                   -----------
RESTAURANTS--1.0%
  Wendy's International, Inc. ..................       18,500          583,675
                                                                   -----------
RETAIL--2.6%
  BJ's Wholesale Club, Inc.* ...................       13,400          292,656
  Michaels Stores, Inc. ........................       15,600          709,020
  Payless ShoeSource, Inc.* ....................       35,980          530,345
                                                                   -----------
                                                                     1,532,021
                                                                   -----------

   The accompanying notes are an integral part of the financial statements.


34 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MID CAP VALUE FUND (concluded)                         Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.8%
  Axcelis Technologies, Inc. * .................       46,710      $   406,377
  GlobespanVirata, Inc.* .......................       23,800          181,118
  National Semiconductor Corp.* ................       17,400          507,036
                                                                   -----------
                                                                     1,094,531
                                                                   -----------
STEEL--1.3%
  Nucor Corp. ..................................       15,100          776,291
                                                                   -----------
TELECOMMUNICATIONS & EQUIPMENT--2.4%
  CenturyTel, Inc. .............................       13,100          455,356
  Commonwealth Telephone
     Enterprises, Inc. (CTE)* ..................       15,000          591,900
  United States Cellular Corp.* ................       14,750          412,410
                                                                   -----------
                                                                     1,459,666
                                                                   -----------
TOBACCO--1.8%
  Loews Corp. - Carolina Group .................       47,300        1,074,183
                                                                   -----------
TRANSPORTATION--0.6%
  Laidlaw International, Inc.* .................       35,700          373,065
                                                                   -----------
     TOTAL COMMON STOCK
       (Cost $48,117,932) ......................                    56,569,665
                                                                   -----------
SHORT TERM INVESTMENTS--7.0%
  Galaxy Money Market Fund
     0.619% 09/02/03 ...........................    2,116,350        2,116,350
  Wilmington Prime Money Market
     Portfolio
     0.630% 09/02/03 ...........................    2,116,351        2,116,351
                                                                   -----------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $4,232,701) .......................                     4,232,701
                                                                   -----------
TOTAL INVESTMENTS--101.0%
   (Cost $52,350,633) ..........................                    60,802,366
                                                                   -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(1.0)% ........................                      (591,236)
                                                                   -----------
NET ASSETS--100.0% .............................                   $60,211,130
                                                                   ===========

---------
* -- Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.

   The accompanying notes are an integral part of the financial statements.

                                                       ANNUAL REPORT 2003 | 35

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND                                     Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      ----------

COMMON STOCK--94.8%
AIR TRANSPORT--0.4%
  ExpressJet Holdings, Inc., Class A* ..........          945      $   12,805
                                                                   ----------
BEVERAGES--0.3%
  Constellation Brands, Inc., Class A* .........          295           8,481
                                                                   ----------
BROADCASTING & PUBLISHING--1.0%
  Liberty Media Corp., Class A* ................        2,504          30,298
                                                                   ----------
COMPUTERS, SOFTWARE & SERVICES--4.4%
  Activision, Inc.* ............................        1,972          25,458
  BMC Software, Inc.* ..........................        2,700          39,636
  Hewlett-Packard Co. ..........................        1,880          37,450
  Microsoft Corp. ..............................          630          16,708
  Perot Systems Corp., Class A* ................        1,300          13,338
                                                                   ----------
                                                                      132,590
                                                                   ----------
CONSUMER PRODUCTS & SERVICES--0.8%
  Dial Corp., (The) ............................          420           8,513
  National Presto Industries, Inc. .............          440          16,082
                                                                   ----------
                                                                       24,595
                                                                   ----------
DATA PROCESSING & REPRODUCTION--1.6%
  D & B Corp.* .................................          505          21,260
  Global Payments, Inc. ........................          690          26,048
                                                                   ----------
                                                                       47,308
                                                                   ----------
DISTRIBUTION--1.1%
  W.W. Grainger, Inc. ..........................          440          21,925
  Watsco, Inc. .................................          555          10,268
                                                                   ----------
                                                                       32,193
                                                                   ----------
ELECTRIC UTILITIES--3.4%
  Korea Electric Power (KEPCO)
    Corp. - ADR ................................        2,435          22,475
  PG&E Corp.* ..................................        2,570          56,977
  Sierra Pacific Resources* ....................        4,760          23,943
                                                                   ----------
                                                                      103,395
                                                                   ----------


                                                     Number
                                                    of Shares         Value
                                                    ---------      ----------

ELECTRICAL EQUIPMENT--0.7%
  Makita Corp. - ADR ...........................        2,240      $   19,712
                                                                   -----------
FINANCIAL SERVICES--15.3%
  AmeriCredit Corp.* ...........................        4,475          48,017
  BKF Capital Group, Inc.* .....................          415           9,088
  Concord EFS, Inc.* ...........................        1,195          16,551
  Countrywide Financial Corp. ..................          930          63,100
  Fannie Mae ...................................          670          43,409
  Freddie Mac ..................................        1,445          76,802
  Friedman, Billings, Ramsey Group,
    Inc., Class A ..............................        2,289          37,975
  Luminent Mortgage Capital, Inc.
    144A .......................................          685          10,412
  MBIA, Inc. ...................................        1,555          87,795
  MCG Capital Corp. ............................          605           9,710
  Quanta Capital Holdings Ltd. 144A ............        4,245          42,450
  Saxon Capital, Inc.* .........................          815          13,399
                                                                   ----------
                                                                      458,708
                                                                   ----------
FOOD & BEVERAGE--1.0%
  Chiquita Brands International, Inc.* .........          730          13,221
  Nestle S.A. - ADR ............................          330          17,966
                                                                   ----------
                                                                       31,187
                                                                   ----------
HEALTH CARE--4.1%
  Kindred Healthcare, Inc.* ....................          755          24,726
  Lincare Holdings, Inc.* ......................          885          30,648
  Renal Care Group, Inc.* ......................        1,255          45,569
  Tenet Healthcare Corp.* ......................        1,400          22,470
                                                                   ----------
                                                                      123,413
                                                                   ----------
INSURANCE--17.8%
  ACE Ltd. .....................................        3,050          98,210
  Alleghany Corp.* .............................          275          55,003
  Allmerica Financial Corp.* ...................          920          21,776
  IPC Holdings Ltd. ............................        1,270          44,526
  Leucadia National Corp. ......................          630          24,034
  Loews Corp. ..................................        1,865          76,763
  Merchants Group, Inc. ........................           60           1,256
  Millea Holdings, Inc. - ADR ..................          185           9,461
  PartnerRe Ltd. ...............................          235          11,741
  Radian Group, Inc. ...........................        1,310          62,343


   The accompanying notes are an integral part of the financial statements.

36 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND (continued)                         Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      ----------

INSURANCE--(CONTINUED)
  Scottish Annuity & Life Holdings Ltd. ........        1,360      $   31,253
  Travelers Property Casualty Corp.,
    Class A ....................................          370           5,694
  White Mountains Insurance Group
    Ltd ........................................          205          81,623
  Willis Group Holdings Ltd. ...................          300           8,697
                                                                   ----------
                                                                      532,380
                                                                   ----------
MANUFACTURING--2.8%
  Lancaster Colony Corp. .......................          690          27,441
  Tyco International Ltd. ......................        2,760          56,801
                                                                   ----------
                                                                       84,242
                                                                   ----------
MANUFACTURING - APPAREL--3.9%
  Jones Apparel Group, Inc. ....................          920          28,419
  Liz Claiborne, Inc. ..........................          900          31,023
  Polo Ralph Lauren Corp. ......................          415          12,159
  Reebok International Ltd. ....................          950          31,778
  V. F. Corp. ..................................          370          14,837
                                                                   ----------
                                                                      118,216
                                                                   ----------
MEDICAL EQUIPMENT & SUPPLIES--4.0%
  Alcon, Inc. ..................................          690          36,053
  C.R. Bard, Inc. ..............................          380          25,460
  INAMED Corp.* ................................          805          59,441
                                                                   ----------
                                                                      120,954
                                                                   ----------
OFFICE EQUIPMENT & SUPPLIES--0.8%
  John H. Harland Co. ..........................          900          22,671
                                                                   ----------

OIL & GAS EXPLORATION--6.4%
  Burlington Resources, Inc. ...................          355          17,189
  Eni S.p.A. - ADR .............................          330          25,209
  EOG Resources, Inc. ..........................          485          20,564
  Kerr-McGee Corp. .............................          870          38,236
  Marathon Oil Corp. ...........................        1,050          29,284
  Occidental Petroleum Corp. ...................        1,350          46,346
  Petroleo Brasileiro S.A. - ADR ...............          640          14,144
                                                                   ----------
                                                                      190,972
                                                                   ----------
OIL SERVICES--0.0%
  Enbridge Energy Management, LLC* .............           --              21
                                                                   ----------


                                                     Number
                                                    of Shares        Value
                                                    ---------      ----------

PHARMACEUTICALS--6.1%
  Bristol-Myers Squibb Co. .....................        1,010      $   25,623
  Johnson & Johnson ............................          295          14,626
  Merck & Co., Inc. ............................          790          39,753
  Pfizer, Inc. .................................        1,376          41,170
  Shire Pharmaceuticals Group
     PLC - ADR* ................................        2,675          62,194
                                                                   ----------
                                                                      183,366
                                                                   ----------
PUBLISHING & INFORMATION SERVICES--1.3%
  Reader's Digest Association, Inc.,
    (The) ......................................        3,100          37,727
                                                                   ----------
REAL ESTATE--8.2%
   American Financial Realty Trust
    144A (REIT) ................................        2,850          41,040
  Archstone-Smith Trust (REIT) .................          735          19,220
  Ashford Hospitality Trust (REIT) .............        1,125          10,429
  Consolidated-Tomoka Land Co. .................          265           7,102
  LNR Property Corp. ...........................        1,530          61,200
  National Health Investors, Inc.
    (REIT) .....................................          550          11,187
  Public Storage, Inc. (REIT) ..................          650          23,979
  Trizec Properties, Inc. (REIT) ...............        2,915          34,834
  Ventas, Inc. (REIT) ..........................        2,095          35,426
                                                                   ----------
                                                                      244,417
                                                                   ----------
RETAIL--3.2%
  Barnes & Noble, Inc.* ........................        1,045          27,379
  BJ's Wholesale Club, Inc.* ...................          510          11,138
  Borders Group, Inc.* .........................          975          18,856
  CVS Corp. ....................................          630          20,538
  Home Depot, Inc., (The) ......................          260           8,362
  Payless ShoeSource, Inc.* ....................          620           9,139
                                                                   ----------
                                                                       95,412
                                                                   ----------
TELECOMMUNICATIONS & EQUIPMENT--1.3%
  3Com Corp.* ..................................        2,370          13,509
  BellSouth Corp. ..............................          760          19,152
  SBC Communications, Inc. .....................          340           7,647
                                                                   ----------
                                                                       40,308
                                                                   ----------

   The accompanying notes are an integral part of the financial statements.

                                                       ANNUAL REPORT 2003 | 37

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND (continued)                         Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      ----------

TOBACCO--4.6%
  Universal Corp. ..............................          660      $   27,654
  UST, Inc. ....................................        3,270         109,218
                                                                   ----------
                                                                      136,872
                                                                   ----------
TRANSPORTATION--0.3%
  Expeditors International of
    Washington, Inc. ...........................          240           9,050
                                                                   ----------

     TOTAL COMMON STOCK
       (Cost $2,453,099) .......................                    2,841,293
                                                                   ----------

MUTUAL FUNDS--0.1%
  Morgan Stanley Asia-Pacific Fund,
    Inc. .......................................          250           2,355
                                                                   ----------

     TOTAL MUTUAL FUNDS
       (Cost $2,033) ...........................                        2,355
                                                                   ----------


                                                         Par
                                                        (000)
                                                        -----
CORPORATE BONDS--0.9%
  Sierra Pacific Resources 144A
    7.25% 02/14/10 .............................          $19          28,310
                                                                   ----------
     TOTAL CORPORATE BONDS
       (Cost $19,426) ..........................                       28,310
                                                                   ----------

                                                     Number
                                                   of Options
                                                   ----------
OPTIONS--(0.9%)
  AmeriCredit Corp. Call Option
    $7.50 expires 12/18/04 .....................           (7)         (3,542)
  BMC Software, Inc. Call Option
    $12.50 expires 06/18/04 ....................          (27)        (13,253)
  MBIA, Inc. Call Option
    $45.00 expires 01/17/04 ....................           (6)         (7,380)
  Tenet Healthcare Corp. Call Option
    $15.00 expires 01/17/04 ....................          (14)         (2,940)
                                                                   ----------
     TOTAL OPTIONS
       (Cost $(15,517)) ........................                      (27,115)
                                                                   ----------

                                                     Number
                                                    of Shares        Value
                                                    ---------     ------------


PREFERRED STOCKS--1.6%
BUILDING & BUILDING MATERIALS--0.4%
  Fleetwood Capital II 9.5% 2/15/04
    $22.00 .....................................          135      $    3,173
  Fleetwood Capital Trust 6.0%
    10/10/03 $51.12 ............................          285           9,013
                                                                   ----------
                                                                       12,186
                                                                   ----------
FOOD & BEVERAGE--0.1%
  Constellation Brands, Inc. 5.75%
    09/01/06 ...................................          150           4,222
                                                                   ----------
INSURANCE--0.6%
   Hartford Financial Services Group,
    Inc., (The) 7.00% 8/16/06 ..................          120           6,691
  UnumProvident Corp. 8.25%
    5/15/06 ....................................          345          10,688
                                                                   ----------
                                                                       17,379
                                                                   ----------
MEDICAL SUPPLIES--0.2%
  Baxter International, Inc. 7.0%
    02/16/06 ...................................           90           4,656
                                                                   ----------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Xerox Corp. 6.25% 07/01/06 ...................           75           8,021
                                                                   ----------
     TOTAL PREFERRED STOCKS
       (Cost $37,836) ..........................                       46,464
                                                                   ----------
RIGHTS/WARRANTS--0.2%
BANKS & SAVINGS & LOANS--0.2%
  Citigroup, Inc. Litigation Tracking
    Warrants ...................................        6,055           6,473
                                                                   ----------
     TOTAL RIGHTS/WARRANTS
       (Cost $6,907) ...........................                        6,473
                                                                   ----------

   The accompanying notes are an integral part of the financial statements.


38 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ALL-CAP VALUE FUND (concluded)                         Portfolio of Investments
--------------------------------------------------------------------------------

                                                     Number
                                                    of Shares         Value
                                                    ---------      ----------

SHORT TERM INVESTMENTS--4.1%
  Galaxy Money Market Fund
     0.630% 09/02/03 ...........................       61,098      $   61,098
  Wilmington Prime Money Market
     Portfolio
     0.619% 09/02/03 ...........................       61,099          61,099
                                                                   ----------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $122,197) .........................                      122,197
                                                                   ----------
TOTAL INVESTMENTS--100.8%
   (Cost $2,625,981) ...........................                    3,019,977
                                                                   ----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.8)% ........................                      (24,241)
                                                                   ----------
NET ASSETS--100.0% .............................                   $2,995,736
                                                                   ==========

---------
* -- Non-income producing.
ADR -- American Depository Receipt.
144A -- Security was purchased  pursuant to Rule 144A under  Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2003, these securities amounted to 4.08% of net assets.
REIT -- Real Estate Investment Trust.

   The accompanying notes are an integral part of the financial statements.

                                                       ANNUAL REPORT 2003 | 39

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                       SMALL CAP    LONG/SHORT    LARGE CAP     MID CAP      ALL-CAP
                                                     VALUE FUND II  EQUITY FUND   VALUE FUND   VALUE FUND   VALUE FUND
                                                     ------------- ------------   -----------  -----------  ----------
ASSETS
   Investments, at value (cost--$343,479,091,
     $73,073,299, $45,703,522, $52,350,633
     and $2,625,981, respectively) ...............   $389,746,616  $ 82,646,061   $48,139,452  $60,802,366  $3,019,977
   Receivable from Investment Adviser ............             --            --            --           --       6,347
   Deposits with brokers for securities sold short             --    55,076,776            --           --          --
   Receivable for investments sold ...............             --     2,966,948     1,257,896      287,846      24,028
   Receivable for fund shares sold ...............      1,407,032         7,694        17,039        5,000          --
   Prepaid expenses ..............................         18,603        13,634         7,794       11,846      13,925
   Dividends and interest receivable .............        221,481        44,603        73,023       77,212       2,717
                                                     ------------  ------------   -----------  -----------  ----------
     Total assets ................................    391,393,732   140,755,716    49,495,204   61,184,270   3,066,994
                                                     ------------  ------------   -----------  -----------  ----------
LIABILITIES
   Payable for investments purchased .............     12,497,029     2,411,489       507,164      910,804      59,584
   Securities sold-short (proceeds $62,829,436) ..             --    65,257,772            --           --          --
   Payable to Investment Adviser .................        373,377       121,402        19,490       26,035          --
   Payable for fund shares redeemed ..............        263,735        96,350        89,430        1,229          --
   Payable for distribution fees .................         55,310         3,534         1,065          523          22
   Accrued expenses and other liabilities ........        227,888       101,943        40,096       34,549      11,652
   Payable for dividends on securities sold-short              --        31,548            --           --          --
                                                     ------------  ------------   -----------  -----------  ----------
     Total liabilities ...........................     13,417,339    68,024,038       657,245      973,140      71,258
                                                     ------------  ------------   -----------  -----------  ----------
NET ASSETS
   Capital stock, $0.001 par value ...............         18,852         5,085         4,497        5,206         277
   Paid-in capital ...............................    333,326,925    78,847,396    53,506,662   55,119,335   2,644,065
   Undistributed net investment income/(loss) ....             --           (80)      456,088      293,405       8,953
   Accumulated net realized loss from investments
     and foreign exchange transactions, if any ...     (1,636,909)  (13,265,149)   (7,565,218)  (3,658,549)    (51,555)
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any .......     46,267,525     9,572,762     2,435,930    8,451,733     393,996
   Net unrealized depreciation on investments
     sold short ..................................             --    (2,428,336)           --           --          --
                                                     ------------  ------------   -----------  -----------  ----------
     Net assets ..................................   $377,976,393  $ 72,731,678   $48,837,959  $60,211,130  $2,995,736
                                                     ============  ============   ===========  ===========  ==========
INSTITUTIONAL CLASS
   Net assets ....................................   $ 98,383,520  $ 57,350,830   $43,721,841  $57,052,384  $2,890,166
                                                     ------------  ------------   -----------  -----------  ----------
   Shares outstanding ............................      4,872,597     4,007,230     4,032,843    4,929,539     267,034
                                                     ------------  ------------   -----------  -----------  ----------
   Net asset value, offering and redemption
     price per share .............................         $20.19        $14.31        $10.84       $11.57      $10.82
                                                     ============  ============   ===========  ===========  ==========
INVESTOR CLASS
   Net assets ....................................   $279,592,873  $ 15,380,848   $ 5,116,118  $ 3,158,746  $  105,570
                                                     ------------  ------------   -----------  -----------  ----------
   Shares outstanding ............................     13,979,179     1,078,232       464,601      276,319       9,777
                                                     ------------  ------------   -----------  -----------  ----------
   Net asset value, offering and redemption
     price per share .............................         $20.00        $14.27        $11.01       $11.43      $10.80
                                                     ============  ============   ===========  ===========  ==========

    The accompanying notes are an integral part of the financial statements.

40 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                      SMALL CAP     LONG/SHORT    LARGE CAP     MID CAP      ALL-CAP
                                                    VALUE FUND II  EQUITY FUND    VALUE FUND   VALUE FUND   VALUE FUND
                                                    ------------- ------------   -----------   -----------  ----------
INVESTMENT INCOME
   Dividends 1 ...................................   $ 2,745,439  $    741,946   $   972,272    $  858,066   $  46,929
   Interest ......................................         1,061       391,619            --           423         783
                                                     -----------  ------------   -----------   -----------   ---------
 .................................................     2,746,500     1,133,565       972,272       858,489      47,712
                                                     -----------  ------------   -----------   -----------   ---------
EXPENSES
   Advisory fees .................................     3,347,624     2,244,572       376,669       444,214      25,455
   Administration fees and expenses ..............       356,700       139,698        81,093        81,266      79,247
   Administrative services fees ..................       401,715       149,638        75,345        83,300       3,818
   Transfer agent fees and expenses ..............       189,269        99,345        74,344        76,611      73,321
   Custodian fees and expenses ...................        64,356        71,146        20,875        20,500      19,289
   Printing ......................................       205,453        53,671        19,288         8,843       5,211
   Federal and state registration fees ...........        38,421        32,583        21,188        26,883      33,179
   Audit and legal fees ..........................       140,549        63,185        27,838        24,819         583
   Distribution fees .............................       525,335        93,985        13,838         9,770         246
   Directors .....................................        42,960        18,642         7,816         7,122         332
   Insurance .....................................        15,101         6,164         3,198         3,484         133
   Dividend expense ..............................            --       553,325            --            --          --
   Other .........................................         1,011           633         1,007           963       1,042
                                                     -----------  ------------   -----------   -----------   ---------
     Total expenses before waivers and
       reimbursements ............................     5,328,494     3,526,587       722,499       787,775     241,856
     Less: waivers and reimbursements ............      (653,127)     (385,309)     (206,363)     (222,671)   (209,792)
                                                     -----------  ------------   -----------   -----------   ---------
     Total expenses after waivers and
       reimbursements ............................     4,675,367     3,141,278       516,136       565,104      32,064
                                                     -----------  ------------   -----------   -----------   ---------
   Net investment income/(loss) ..................    (1,928,867)   (2,007,713)      456,136       293,385      15,648
                                                     -----------  ------------   -----------   -----------   ---------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
  ON INVESTMENTS
  Net realized  gain/(loss) from:
     Investments .................................     5,302,281   (17,150,913)   (5,079,850)   (2,354,765)    (42,196)
     Investments sold short ......................            --     4,335,819            --            --          --
     Foreign currency related transactions .......            --           (80)           --            --          --
   Net change in unrealized appreciation from:
     Investments .................................    65,896,478    13,245,664     7,821,931    12,356,003     479,313
                                                     -----------  ------------   -----------   -----------   ---------
   Net realized and unrealized gain from
     investments .................................    71,198,759       430,490     2,742,081    10,001,238     437,117
                                                     -----------  ------------   -----------   -----------   ---------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $69,269,892  $ (1,577,223)  $ 3,198,217   $10,294,623   $ 452,765
                                                     ===========  ============   ===========   ===========   =========

----------
1  Net of foreign taxes of $23,370,  $15,541,  $17,839,  $3,613 and $777 for the
   Small Cap Value Fund II, Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All-Cap Value Fund, respectively.

    The accompanying notes are an integral part of the financial statements.

                                                         ANNUAL REPORT 2003 | 41

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             SMALL CAP VALUE FUND II         LONG/SHORT EQUITY FUND
                                                        -------------------------------- --------------------------------
                                                            FOR THE         FOR THE          FOR THE          FOR THE
                                                           YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        AUGUST 31, 2003  AUGUST 31, 2002 AUGUST 31, 2003  AUGUST 31, 2002
                                                        ---------------  --------------- ---------------  ---------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ......................    $ (1,928,867)   $ (3,627,787)   $ (2,007,713)    $    238,670
   Net realized gain/(loss) from:
     Investments .....................................       5,302,281      (5,379,748)    (12,815,174)       5,075,063
   Net change in unrealized appreciation/
     (depreciation) from:
     Investments .....................................      65,896,478     (28,294,854)     13,245,664       (9,096,130)
                                                          ------------    ------------    ------------     ------------
   Net increase/(decrease) in net assets
    resulting from operations ........................      69,269,892     (37,302,389)     (1,577,223)      (3,782,397)
                                                          ------------    ------------    ------------     ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income Institutional shares ........              --              --              --          (42,723)
   Net investment income Investor shares .............              --              --              --           (6,861)
   Net realized capital gains Institutional shares ...         (13,998)       (445,911)     (2,067,148)        (980,277)
   Net realized capital gains Investor shares ........         (57,054)     (3,891,940)     (1,519,486)        (346,641)
   Tax return of capital Institutional shares ........              --              --        (807,035)              --
   Tax return of capital Investor shares .............              --              --        (508,389)              --
                                                          ------------    ------------    ------------     ------------
   Total dividends and distributions to shareholders .         (71,052)     (4,337,851)     (4,902,058)      (1,376,502)
                                                          ------------    ------------    ------------     ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 4) .............      14,463,939      83,900,063     (36,024,347)      83,293,127
                                                          ------------    ------------    ------------     ------------
   Total increase/(decrease) in net assets ...........      83,662,779      42,259,823     (42,503,628)      78,134,228
                                                          ------------    ------------    ------------     ------------
   NET ASSETS
   Beginning of period ...............................     294,313,614     252,053,791     115,235,306       37,101,078
                                                          ------------    ------------    ------------     ------------
   End of period .....................................    $377,976,393    $294,313,614    $ 72,731,678     $115,235,306
                                                          ============    ============    ============     ============




                                                               LARGE CAP VALUE FUND              MID CAP VALUE FUND
                                                         -------------------------------  -------------------------------
                                                             FOR THE         FOR THE          FOR THE         FOR THE
                                                            YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                         AUGUST 31, 2003 AUGUST 31, 2002  AUGUST 31, 2003 AUGUST 31, 2002
                                                         --------------- ---------------  --------------- ---------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ......................    $   456,136      $   289,027     $   293,385     $      1,851
   Net realized gain/(loss) from:
     Investments .....................................     (5,079,850)      (1,579,180)     (2,354,765)        (452,083)
   Net change in unrealized appreciation/
     (depreciation) from:
     Investments .....................................      7,821,931       (6,436,851)     12,356,003       (4,831,959)
                                                          -----------      -----------     -----------     ------------
   Net increase/(decrease) in net assets
    resulting from operations ........................      3,198,217       (7,727,004)     10,294,623       (5,282,191)
                                                          -----------      -----------     -----------     ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income Institutional shares ........       (262,849)        (361,284)         (1,576)        (411,500)
   Net investment income Investor shares .............        (26,147)         (36,647)             --           (3,588)
   Net realized capital gains Institutional shares ...       (380,478)      (4,895,102)             --      (12,409,583)
   Net realized capital gains Investor shares ........        (56,805)        (568,772)             --         (233,825)
   Tax return of capital Institutional shares ........             --               --              --               --
   Tax return of capital Investor shares .............             --               --              --               --
                                                          -----------      -----------     -----------     ------------
   Total dividends and distributions to shareholders .       (726,279)      (5,861,805)         (1,576)     (13,058,496)
                                                          -----------      -----------     -----------     ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 4) .............     (6,593,547)      22,434,063      (6,386,579)     (43,746,861)
                                                          -----------      -----------     -----------     ------------
   Total increase/(decrease) in net assets ...........     (4,121,609)       8,845,254       3,906,468      (62,087,548)
                                                          -----------      -----------     -----------     ------------
   NET ASSETS
   Beginning of period ...............................     52,959,568       44,114,314      56,304,662      118,392,210
                                                          -----------      -----------     -----------     ------------
   End of period .....................................    $48,837,959      $52,959,568     $60,211,130     $ 56,304,662
                                                          ===========      ===========     ===========     ============



                                                                   ALL-CAP VALUE FUND
                                                         --------------------------------------
                                                            FOR THE         FOR THE PERIOD
                                                            YEAR ENDED    JULY 1, 2002* THROUGH
                                                         AUGUST 31, 2003    AUGUST 31, 2002
                                                         ---------------  ---------------------

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ......................      $   15,648         $      452
   Net realized gain/(loss) from:
     Investments .....................................         (42,196)            (9,359)
   Net change in unrealized appreciation/
     (depreciation) from:
     Investments .....................................         479,313            (85,317)
                                                            ----------         ----------
   Net increase/(decrease) in net assets
    resulting from operations ........................         452,765            (94,224)
                                                            ----------         ----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income Institutional shares ........          (6,990)                --
   Net investment income Investor shares .............            (181)                --
   Net realized capital gains Institutional shares ...              --                 --
   Net realized capital gains Investor shares ........              --                 --
   Tax return of capital Institutional shares ........              --                 --
   Tax return of capital Investor shares .............              --                 --
                                                            ----------         ----------
   Total dividends and distributions to shareholders .          (7,171)                --
                                                            ----------         ----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 4) .............         656,211          1,988,155
                                                            ----------         ----------
   Total increase/(decrease) in net assets ...........       1,101,805          1,893,931
                                                            ----------         ----------
   NET ASSETS
   Beginning of period ...............................       1,893,931                 --
                                                            ----------         ----------
   End of period .....................................      $2,995,736         $1,893,931
                                                            ==========         ==========

----------
   *Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

42 and 43 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS                                  August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS                            Per Share Operating Performance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------





                               NET                                 DIVIDENDS TO DISTRIBUTIONS TO DISTRIBUTIONS TO            NET
                              ASSET                  NET REALIZED  SHAREHOLDERS   SHAREHOLDERS     SHAREHOLDERS             ASSET
                             VALUE,        NET      AND UNREALIZED   FROM NET       FROM NET           FROM                 VALUE,
                            BEGINNING  INVESTMENT   GAIN/(LOSS) ON  INVESTMENT      REALIZED        TAX RETURN   REDEMPTION END OF
                            OF PERIOD INCOME/(LOSS)   INVESTMENTS    INCOME           GAINS         OF CAPITAL      FEES    PERIOD
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND II
-----------------------

  INSTITUTIONAL CLASS
  8/31/03                    $15.71     $(0.09)**      $ 4.55**       $   --        $   -- 4         $   --        $0.02**   $20.19
  8/31/02                     17.17      (0.13)**       (1.23)**          --         (0.21)              --         0.11**    15.71
  8/31/01                     11.39      (0.05)**        6.05**           --         (0.29)              --         0.07**    17.17
  8/31/00                      8.67      (0.01)          2.73             --            --               --           --      11.39
  8/31/99                      7.62      (0.01)          1.06             --            --               --           --       8.67

  INVESTOR CLASS
  8/31/03                    $15.61     $(0.12)**      $ 4.49**       $   --        $   -- 4         $   --        $0.02**   $20.00
  8/31/02                     17.09      (0.17)**       (1.21)**          --         (0.21)              --         0.11**    15.61
  8/31/01                     11.36      (0.09)**        6.04**           --         (0.29)              --         0.07**    17.09
  8/31/00                      8.65      (0.03)          2.74             --            --               --           --      11.36
  8/31/99                      7.63      (0.02)          1.04             --            --               --           --       8.65

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY FUND
----------------------

  INSTITUTIONAL CLASS
  8/31/03                    $15.17     $(0.28)**      $ 0.10**       $   --        $(0.51)          $(0.20)       $0.03**   $14.31
  8/31/02                     15.88       0.05**        (0.31)**       (0.02)        (0.50)              --         0.07**    15.17
  8/31/01                     10.57       0.07**         5.14**        (0.13)           --               --         0.23**    15.88
  8/31/00                      9.46       0.13           1.12          (0.14)           --               --           --      10.57
  11/17/98* to 8/31/99        10.00       0.12          (0.66)            --            --               --           --       9.46

  INVESTOR CLASS
  8/31/03                    $15.13     $(0.31)**      $ 0.10**       $   --        $(0.51)          $(0.17)       $0.03**   $14.27
  8/31/02                     15.87       0.04**        (0.33)**       (0.01)        (0.50)              --         0.06**    15.13
  8/31/01                     10.57       0.03**         5.18**        (0.11)           --               --         0.20**    15.87
  8/31/00                      9.43       0.11           1.16          (0.13)           --               --           --      10.57
  11/17/98* to 8/31/99        10.00       0.06          (0.63)            --            --               --           --       9.43





                                                                       RATIO OF          RATIO OF         RATIO OF
                                                                      EXPENSES TO       EXPENSES TO      EXPENSES TO
                                                                      AVERAGE NET       AVERAGE NET      AVERAGE NET
                                                          NET        ASSETS WITH        ASSETS WITH    ASSETS WITHOUT
                                                        ASSETS,      WAIVERS AND        WAIVERS AND      WAIVERS AND
                                          TOTAL         END OF     REIMBURSEMENTS     REIMBURSEMENTS   REIMBURSEMENTS
                                        INVESTMENT      PERIOD       (INCLUDING         (EXCLUDING       (EXCLUDING
                                        RETURN 1,2       (000)    DIVIDEND EXPENSE)  DIVIDEND EXPENSE) DIVIDEND EXPENSE)
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND II
-----------------------

  INSTITUTIONAL CLASS
  8/31/03                                  28.55%      $ 98,383        1.55%                --%               --%
  8/31/02                                  (7.39)        40,475        1.55                 --                --
  8/31/01                                  54.57         21,547        1.55                 --                --
  8/31/00                                  31.43          1,965        1.55                 --                --
  8/31/99                                  13.78          1,309        1.55                 --                --

  INVESTOR CLASS
  8/31/03                                  28.16%      $279,593        1.80%                --%               --%
  8/31/02                                  (7.54)       253,838        1.79                 --                --
  8/31/01                                  54.27        230,507        1.77                 --                --
  8/31/00                                  31.33            382        1.77                 --                --
  8/31/99                                  13.37            293        1.80                 --                --

--------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY FUND
----------------------

  INSTITUTIONAL CLASS
  8/31/03                                  (1.13)%     $ 57,351        3.05%              2.50%             2.90%
  8/31/02                                  (1.17)        65,951        3.04               2.50              2.85
  8/31/01                                  51.85         25,857        3.22               2.50              4.25
  8/31/00                                  13.74          1,080        3.22               2.86             21.86
  11/17/98* to 8/31/99                     (5.40)           941        2.91 3             2.50 3           26.36 3

  INVESTOR CLASS
  8/31/03                                  (1.32)%     $ 15,381        3.32%              2.75%             3.12%
  8/31/02                                  (1.44)        49,284        3.29               2.75              3.06
  8/31/01                                  51.51         11,244        3.44               2.72              4.35
  8/31/00                                  13.87            310        3.44               3.08             21.96
  11/17/98* to 8/31/99                     (5.70)           231        3.16 3             2.75 3           26.61 3




                                            RATIO OF         RATIOS OF NET
                                           EXPENSES TO         INVESTMENT
                                            AVERAGE NET        INCOME TO
                                          ASSETS WITHOUT       AVERAGE
                                           WAIVERS AND        NET ASSETS
                                         REIMBURSEMENTS      WITH WAIVERS    PORTFOLIO
                                           (INCLUDING             AND         TURNOVER
                                        DIVIDEND EXPENSE)   REIMBURSEMENTS     RATE
--------------------------------------------------------------------------------------
SMALL CAP VALUE FUND II
-----------------------

  INSTITUTIONAL CLASS
  8/31/03                                      1.79%             (0.54)%       72.72%
  8/31/02                                      1.71              (0.76)       119.30
  8/31/01                                      2.03              (0.32)        35.50
  8/31/00                                     14.23              (0.18)       161.75
  8/31/99                                     17.84              (0.17)        87.48

  INVESTOR CLASS
  8/31/03                                      2.04%             (0.77)%       72.72%
  8/31/02                                      1.92              (1.00)       119.30
  8/31/01                                      2.13              (0.54)        35.50
  8/31/00                                     14.33              (0.40)       161.75
  8/31/99                                     18.09              (0.42)        87.48

--------------------------------------------------------------------------------------
LONG/SHORT EQUITY FUND
----------------------

  INSTITUTIONAL CLASS
  8/31/03                                      3.44%             (1.94)%      282.36%
  8/31/02                                      3.39               0.30        219.52
  8/31/01                                      4.97               0.46        332.25
  8/31/00                                     22.22               1.12        363.34
  11/17/98* to 8/31/99                        26.77               1.57 3      218.41

  INVESTOR CLASS
  8/31/03                                      3.69%             (2.13)%      282.36%
  8/31/02                                      3.60               0.27        219.52
  8/31/01                                      5.07               0.24        332.25
  8/31/00                                     22.32               0.90        363.34
  11/17/98* to 8/31/99                        27.02               1.32 3      218.41



-------------------------------------------------------------------------------------
*  Commencement of operations.
** Calculated based on average shares outstanding for the period.
1  Total return is calculated assuming a purchase of shares on the first day and a sale of  shares  on the  last  day of each  period  reported  and  includes reinvestments of dividends and distributions, if any.
2  Redemption fees are reflected in total return calculations.
3  Annualized.
4  Amount is less than $.01 per share.

    The accompanying notes are an integral part of the financial statements.

44 and 45 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (continued)                Per Share Operating Performance
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------



                            NET                                              DIVIDENDS TO   DISTRIBUTIONS TO     NET
                           ASSET                        NET REALIZED         SHAREHOLDERS     SHAREHOLDERS      ASSET
                          VALUE,           NET         AND UNREALIZED          FROM NET         FROM NET       VALUE,
                         BEGINNING     INVESTMENT      GAIN/(LOSS) ON         INVESTMENT        REALIZED       END OF
                         OF PERIOD    INCOME/(LOSS)      INVESTMENTS            INCOME            GAINS        PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------

  INSTITUTIONAL CLASS
  8/31/03                 $10.33         $ 0.09**          $ 0.57**             $(0.06)          $(0.09)       $10.84
  8/31/02                  13.52           0.08**           (1.54)**             (0.12)           (1.61)        10.33
  8/31/01                  12.82           0.12**            1.10**              (0.13)           (0.39)        13.52
  8/31/00                  12.24           0.14              1.25                (0.11)           (0.70)        12.82
  8/31/99                  10.58           0.05              1.76                (0.04)           (0.11)        12.24

  INVESTOR CLASS
  8/31/03                 $10.50         $ 0.07**          $ 0.57**             $(0.04)          $(0.09)       $11.01
  8/31/02                  13.73           0.04**           (1.56)**             (0.10)           (1.61)        10.50
  8/31/01                  13.02           0.09**            1.13**              (0.12)           (0.39)        13.73
  8/31/00                  12.36           0.10              1.27                (0.01)           (0.70)        13.02
  8/31/99                  10.70           0.15              1.65                (0.03)           (0.11)        12.36

-----------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------

  INSTITUTIONAL CLASS
  8/31/03                 $ 9.69         $ 0.05**          $ 1.83**             $   -- 2         $   --        $11.57
  8/31/02                  12.55           0.00**           (0.94)**             (0.06)           (1.86)         9.69
  8/31/01                  11.66           0.04**            0.91**              (0.06)              --         12.55
  8/31/00                  11.47           0.06              0.29                (0.02)           (0.14)        11.66
  8/31/99                   9.48           0.02              1.98                (0.01)              --         11.47

  INVESTOR CLASS
  8/31/03                 $ 9.58         $ 0.02**          $ 1.83**             $   --           $   --        $11.43
  8/31/02                  12.43          (0.02)**          (0.94)**             (0.03)           (1.86)         9.58
  8/31/01                  11.55           0.01**            0.91**              (0.04)              --         12.43
  8/31/00                  11.38           0.03              0.28                   --            (0.14)        11.55
  8/31/99                   9.42          (0.01)             1.97                   --               --         11.38




                                                      RATIO OF         RATIO OF         RATIOS OF NET
                                           NET        EXPENSES TO      EXPENSES TO        INVESTMENT
                                         ASSETS,      AVERAGE NET      AVERAGE NET     INCOME TO AVERAGE
                             TOTAL       END OF       ASSETS WITH    ASSETS WITHOUT       NET ASSETS        PORTFOLIO
                          INVESTMENT     PERIOD       WAIVERS AND      WAIVERS AND       WITH WAIVERS       TURNOVER
                           RETURN 1       (000)     REIMBURSEMENTS   REIMBURSEMENTS   AND REIMBURSEMENTS      RATE
---------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------

  INSTITUTIONAL CLASS
  8/31/03                    6.54%      $ 43,722         1.00%            1.41%              0.94%            81.13%
  8/31/02                  (12.67)        45,067         1.00             1.40               0.62             88.65
  8/31/01                    9.65         40,368         1.00             1.43               0.89            105.71
  8/31/00                   11.99         39,897         1.00             1.43               0.92            120.99
  8/31/99                   17.12         53,112         1.00             1.30               0.61            156.16

  INVESTOR CLASS
  8/31/03                    6.22%       $ 5,116         1.25%            1.66%              0.66%            81.13%
  8/31/02                  (12.87)         7,893         1.25             1.61               0.37             88.65
  8/31/01                    9.45          3,746         1.22             1.53               0.67            105.71
  8/31/00                   11.67          1,414         1.22             1.53               0.70            120.99
  8/31/99                   16.86          1,637         1.25             1.55               0.36            156.16

---------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
------------------

  INSTITUTIONAL CLASS
  8/31/03                   19.41%      $ 57,052         1.00%            1.40%              0.55%            77.87%
  8/31/02                   (8.97)        50,073         1.00             1.33               0.01             99.23
  8/31/01                    8.23        116,605         1.00             1.30               0.29            234.52
  8/31/00                    3.21        152,696         1.00             1.24               0.53            206.65
  8/31/99                   21.08        173,224         1.00             1.25               0.17            200.09

  INVESTOR CLASS
  8/31/03                   19.31%       $ 3,159         1.25%            1.65%              0.21%            77.87%
  8/31/02                   (9.26)         6,232         1.25             1.57              (0.18)            99.23
  8/31/01                    7.96          1,787         1.22             1.40               0.07            234.52
  8/31/00                    2.90          1,929         1.22             1.34               0.31            206.65
  8/31/99                   20.81          2,762         1.25             1.50               0.01            200.09

----------
** Calculated based on average shares outstanding for the period.
1  Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.
2  Amount is less than $.01 per share.

    The accompanying notes are an integral part of the financial statements.

46 and 47 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (continued)                Per Share Operating Performance
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------



                            NET                                   DIVIDENDS TO DISTRIBUTIONS TO                 NET
                           ASSET                  NET REALIZED    SHAREHOLDERS   SHAREHOLDERS                  ASSET
                          VALUE,         NET     AND UNREALIZED     FROM NET       FROM NET                   VALUE,
                         BEGINNING   INVESTMENT  GAIN/(LOSS) ON    INVESTMENT      REALIZED     REDEMPTION    END OF
                         OF PERIOD  INCOME/(LOSS)  INVESTMENTS       INCOME          GAINS         FEES       PERIOD

---------------------------------------------------------------------------------------------------------------------------------
ALL-CAP VALUE FUND
------------------

  INSTITUTIONAL CLASS
  8/31/03                 $ 9.45      $ 0.06        $ 1.34           $(0.03)        $ --          $ --        $10.82
  7/1/02* to 8/31/02       10.00          --         (0.55)              --           --            --          9.45

  INVESTOR CLASS
  8/31/03                 $ 9.44      $ 0.04        $ 1.34           $(0.02)        $ --          $ --        $10.80
  7/1/02* to 8/31/02       10.00          --         (0.56)              --           --            --          9.44




                                                  RATIO OF        RATIO OF        RATIOS OF NET
                                        NET      EXPENSES TO     EXPENSES TO       INVESTMENT
                                      ASSETS,    AVERAGE NET     AVERAGE NET    INCOME TO AVERAGE
                           TOTAL      END OF     ASSETS WITH   ASSETS WITHOUT      NET ASSETS        PORTFOLIO
                        INVESTMENT    PERIOD     WAIVERS AND     WAIVERS AND      WITH WAIVERS       TURNOVER
                        RETURN 1,2     (000)   REIMBURSEMENTS  REIMBURSEMENTS  AND REIMBURSEMENTS      RATE

---------------------------------------------------------------------------------------------------------------
ALL-CAP VALUE FUND
------------------

  INSTITUTIONAL CLASS
  8/31/03                 14.84%     $ 2,890       1.25%           9.49%              0.62%            38.36%
  7/1/02* to 8/31/02      (5.50)       1,810       1.25 3         14.54 3             0.16 3            6.61 3

  INVESTOR CLASS
  8/31/03                 14.63%     $   106       1.50%           9.88%              0.41%            38.36%
  7/1/02* to 8/31/02      (5.60)          84       1.50 3         15.34 3            (0.01) 3           6.61 3

----------
*  Commencement of operations.
1  Total return is  calculated  assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
2  Redemption fees are reflected in total return calculations.
3  Annualized.

    The accompanying notes are an integral part of the financial statements.

48 and 49 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen active investment portfolios, including Boston Partners Small Cap Value Fund II ("Small Cap Value Fund II"), Boston Partners Long/Short Equity Fund ("Long/Short Equity Fund"), Boston Partners Large Cap Value Fund ("Large Cap Value Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Value Fund") and Boston Partners All-Cap Value Fund ("All-Cap Value Fund") (each a "Fund", collectively the "Funds"). The Funds each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion are currently classified into ninety-seven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern time on each business day. Each Fund's securities are valued at the closing price or the last reported sale price on the national securities exchange or in the principal over-the-counter market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. In determining the approximate market value of securities, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("Repurchase Agreements"). The financial institutions with whom the Funds enter into Repurchase Agreements are banks and broker/dealers that Boston Partners Asset Management, L.P. (the Funds' Investment Adviser or "Boston Partners") considers creditworthy. The seller under a Repurchase Agreement will be required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next day of business, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. There were no Repurchase Agreements outstanding as of August 31, 2003.


50 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     The  following  permanent  differences  as of August  31,  2003,  primarily
attributable  to  net  investment   loss  and   nondeductible   expenses,   were
reclassified to the following accounts:


                                                       INCREASE/(DECREASE)
                                  INCREASE/(DECREASE)      ACCUMULATED         DECREASE
                                     UNDISTRIBUTED        NET REALIZED        ADDITIONAL
                                    NET INVESTMENT         GAIN/(LOSS)          PAID-IN
                                     INCOME/(LOSS)       ON INVESTMENTS         CAPITAL
                                  ------------------     ----------------     ------------
Small Cap Value Fund II               $1,928,867           $ (550,750)        $(1,378,117)
Long/Short Equity Fund                 2,007,671            1,247,035          (3,254,706)
Large Cap Value Fund                        (583)                 583                  --
Mid Cap Value Fund                          (255)                 239                  16
All-Cap Value Fund                            24                   --                 (24)

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Funds' intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     SHORT SALES -- When the Investment Adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security

                                                         ANNUAL REPORT 2003 | 51

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     LINE OF CREDIT -- Each Portfolio may borrow an amount up to its prospectus-defined limitations, from a committed line of credit available to the Funds in the Boston Partners Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate. The Boston Partners Fund Family paid an annual initiation fee of $5,000. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the Boston Partners Fund Family. The Funds had no outstanding borrowings at August 31, 2003 or at any time during the year or period ended August 31, 2003.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P., a majority owned subsidiary of Robeco, USA, serves as the Funds' Investment Adviser. For its advisory services, Boston Partners is entitled to receive 1.25% of the Small Cap Value Fund II's average daily net assets, 2.25% of the Long/Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets and 1.00% of the All-Cap Value Fund's average daily net assets and, each accrued daily and payable monthly.

     The adviser has agreed to limit the Small Cap Value Fund II's total operating expenses to the extent that such expenses exceed 1.55% and 1.80% of the Small Cap Value Fund II's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Long/Short Equity Fund's total operating expenses to the extent that such expenses exceed 2.50% and 2.75%, excluding short sale dividend expense of the Long/Short Equity Fund's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Large Cap Value Fund's and the Mid Cap Value Fund's total operating expenses to the extent that such expenses exceeded 1.00% and 1.25% of the Large Cap Value Fund's and the Mid Cap Value Fund's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the All-Cap Value Fund's total operating expenses to the extent that such expenses exceeded 1.25% and 1.50% of the All-Cap Value Fund's average daily net assets for the Institutional and Investor Classes, respectively. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. For the year ended August 31, 2003, investment advisory fees, waivers and reimbursements of expenses were as follows:


                                   GROSS                         NET           EXPENSE
FUND                           ADVISORY FEES    WAIVERS     ADVISORY FEES   REIMBURSEMENT
----                           -------------   ----------   -------------   -------------
Small Cap Value Fund II         $3,347,624     $(271,498)    $3,076,126          $  --
Long/Short Equity Fund           2,244,572      (243,153)     2,001,419             --
Large Cap Value Fund               376,669     $(136,064)       240,605             --
Mid Cap Value Fund                 444,214      (145,477)       298,737             --
All-Cap Value Fund                  25,455       (25,455)            --        101,783

     The Funds will not pay the adviser at a later time for any amounts they waived or any amounts they assumed.



52 |ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing accounting and administration services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets with a minimum of $75,000 annually.

     For providing regulatory administrative services to the RBB Fund, Inc., PFPC Inc. is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is charged to all funds in proportion to their net asets of the RBB Funds. For the period June 1, 2003 to August 31, 2003 the Funds' portions of this fee were $14,275, $3,684, $2,300, $2,516 and $118 for the Small Cap Value Fund II, Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All-Cap Value Fund, respectively.

     PFPC voluntarily waived a portion of its accounting and administrative services fees for the Funds. For the year ended August 31, 2003, fees and waivers were as follows:


                               GROSS ACCOUNTING                 NET ACCOUNTING
                              AND ADMINISTRATION              AND ADMINISTRATION
FUND                                 FEES           WAIVERS          FEES
----                          ------------------   ---------  ------------------
Small Cap Value Fund II            $356,700        $(33,476)       $323,224
Long/Short Equity Fund              139,698         (12,470)        127,228
Large Cap Value Fund                 81,093          (5,000)         76,093
Mid Cap Value Fund                   81,266          (5,000)         76,266
All-Cap Value Fund                   79,247         (37,500)         41,747

     In addition, PFPC serves as the Funds' transfer and disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the All-Cap Value Fund. For the year ended August 31, 2003, PFPC's transfer agency fees and waivers for the All-Cap Value Fund were as follows:

                          GROSS TRANSFER                        NET TRANSFER
FUND                        AGENCY FEES         WAIVERS          AGENCY FEES
----                      --------------       ---------        ------------
All-Cap Value Fund           $73,321           $(36,000)           $37,321

     PFPC Distributors, Inc., provides certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors, Inc. is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the Funds' average daily net assets. PFPC Distributors, Inc. voluntarily waived a portion of its administrative services fees for the Funds. For the year ended August 31, 2003, administrative services fees and waivers were as follows:


                          GROSS ADMINISTRATIVE                NET ADMINISTRATIVE
FUND                          SERVICES FEES       WAIVERS        SERVICES FEES
----                       ------------------    ----------   ------------------
Small Cap Value Fund II         $401,715         $(348,153)         $53,562
Long/Short Equity Fund           149,638          (129,686)          19,952
Large Cap Value Fund              75,345           (65,299)          10,046
Mid Cap Value Fund                83,300           (72,194)          11,106
All-Cap Value Fund                 3,818            (3,054)             764


                                                         ANNUAL REPORT 2003 | 53

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds. As compensation for such custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets or a minimum fee of $12,000 annually. PFPC Trust Co. voluntarily waived a portion of its custodial fees for the All-Cap Value Fund. For the year ended August 31, 2003, custodial fees and waivers for the All-Cap Value Fund were as follows:

                            GROSS CUSTODIAL                       NET CUSTODIAL
FUND                             FEES             WAIVERS             FEES
----                        ---------------       --------        -------------
All-Cap Value Fund            $19,289             $(6,000)           $13,289

     The Funds will not pay PFPC or PFPC's affiliates at a later time for any amounts they waived or any amounts they assumed.

     At August 31, 2003, PFPC and its affiliates were due fees for their services of $75,665, $30,728, $15,880, $15,819 and $8,583 from the Small Cap
Value Fund II, Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All-Cap Value Fund, respectively.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                      INVESTMENT SECURITIES
                                                 -------------------------------
FUND                                               PURCHASES           SALES
----                                             ------------      -------------
Small Cap Value Fund II                          $202,203,103      $190,954,845
Long/Short Equity Fund                            262,097,560       321,347,138
Large Cap Value Fund                               39,460,975        46,691,192
Mid Cap Value Fund                                 42,211,381        50,061,382
All-Cap Value Fund                                  1,542,828           917,916




54 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2003, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:


                                                      SMALL CAP VALUE FUND II
                                    ---------------------------------------------------------
                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                          AUGUST 31, 2003               AUGUST 31, 2002
                                    -------------------------    ----------------------------
                                       SHARES        VALUE          SHARES          VALUE
                                    ----------  -------------    -----------    -------------
INSTITUTIONAL CLASS
   Sales ........................    3,602,488  $  57,745,065      3,033,259    $  52,387,864
   Repurchases ..................   (1,306,616)   (20,258,455)    (1,737,491)     (29,229,512)
   Redemption Fees ..............           --         65,586             --          278,508
   Reinvestments ................          810         12,113         25,072          433,751
                                    ----------  -------------    -----------    -------------
Net Increase / (Decrease) .......    2,296,682  $  37,564,309      1,320,840    $  23,870,611
                                    ==========  =============    ===========    =============
INVESTOR CLASS
   Sales ........................    4,837,896  $  82,360,580     19,694,143      335,108,023
   Repurchases ..................   (7,128,794)  (105,829,090)   (17,135,130)    (281,011,266)
   Redemption Fees ..............           --        312,382             --        2,160,483
   Reinvestments ................        3,757         55,758        219,187        3,772,212
                                    ----------  -------------    -----------    -------------
Net Increase / (Decrease) .......   (2,287,141) $ (23,100,370)     2,778,200    $  60,029,452
                                    ==========  =============    ===========    =============



                                                     LONG/SHORT EQUITY FUND
                                    -------------------------------------------------------
                                       FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                         AUGUST 31, 2003               AUGUST 31, 2002
                                    -------------------------     ---------------------------
                                      SHARES          VALUE          SHARES          VALUE
                                    ----------   ------------     ----------    -------------
INSTITUTIONAL CLASS
   Sales ........................    1,681,429   $ 24,544,313      3,801,272     $ 59,876,593
   Repurchases ..................   (2,215,274)   (32,149,027)    (1,149,614)     (17,812,016)
   Redemption Fees ..............           --        116,881             --          229,813
   Reinvestments ................      193,425      2,827,683         67,469        1,019,462
                                    ----------   ------------     ----------    -------------
Net Increase / (Decrease) .......     (340,420)  $ (4,660,150)     2,719,127     $ 43,313,852
                                    ==========   ============     ==========    =============
INVESTOR CLASS
   Sales ........................      382,088   $  5,541,664      3,481,685     $ 54,398,970
   Repurchases ..................   (2,697,620)   (38,976,974)      (954,581)     (14,880,977)
   Redemption Fees ..............           --         79,825             --          135,613
   Reinvestments ................      136,483      1,991,288         21,567          325,669
                                    ----------   ------------     ----------    -------------
Net Increase / (Decrease) .......   (2,179,049)  $(31,364,197)     2,548,671     $ 39,979,275
                                    ==========   ============     ==========    =============

                                                         ANNUAL REPORT 2003 | 55

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


                                                         LARGE CAP VALUE FUND
                                      --------------------------------------------------------
                                          FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                            AUGUST 31, 2003               AUGUST 31, 2002
                                      --------------------------    --------------------------
                                        SHARES         VALUE         SHARES          VALUE
                                      ----------   ------------     ---------      -----------
INSTITUTIONAL CLASS
   Sales .........................     1,283,473   $ 12,551,509     1,283,916      $15,322,244
   Repurchases ...................    (1,677,587)   (17,136,986)     (341,318)      (4,087,870)
   Reinvestments .................        65,681        642,365       433,492        5,245,258
                                      ----------   ------------     ---------      -----------
Net Increase / (Decrease) ........      (328,433)  $ (3,943,112)    1,376,090      $16,479,632
                                      ==========   ============     =========      ===========
INVESTOR CLASS
   Sales .........................       183,613   $  1,870,286     1,115,565      $13,942,691
   Repurchases ...................      (478,804)    (4,601,207)     (685,909)      (8,593,260)
   Reinvestments .................         8,081         80,486        49,147          605,000
                                      ----------   ------------     ---------      -----------
Net Increase / (Decrease) ........      (287,110)  $ (2,650,435)      478,803      $ 5,954,431
                                      ==========   ============     =========      ===========



                                                          MID CAP VALUE FUND
                                      --------------------------------------------------------
                                          FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                            AUGUST 31, 2003               AUGUST 31, 2002
                                      -------------------------    ---------------------------
                                        SHARES         VALUE         SHARES          VALUE
                                      ----------   ------------    ----------     ------------
INSTITUTIONAL CLASS
   Sales .........................     1,958,419   $ 18,368,866       582,556     $  7,006,160
   Repurchases ...................    (2,199,168)   (21,583,778)   (5,861,115)     (68,878,769)
   Reinvestments .................           127          1,202     1,156,939       12,448,662
                                      ----------   ------------    ----------     ------------
Net Increase / (Decrease) ........      (240,622)  $ (3,213,710)   (4,121,620)    $(49,423,947)
                                      ==========   ============    ==========     ============
INVESTOR CLASS
   Sales .........................       167,694   $  1,797,768     1,100,689     $ 12,048,299
   Repurchases ...................      (541,625)    (4,970,637)     (615,479)      (6,598,787)
   Reinvestments .................            --             --        21,328          227,574
                                      ----------   ------------    ----------     ------------
Net Increase / (Decrease) ........      (373,931)  $ (3,172,869)      506,538     $  5,677,086
                                      ==========   ============    ==========     ============




56 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


                                                       ALL-CAP VALUE FUND
                                      ------------------------------------------------------
                                       FOR THE YEAR ENDED       FOR THE PERIOD JULY 1, 2002*
                                         AUGUST 31, 2003           THROUGH AUGUST 31, 2002
                                      ---------------------     ----------------------------
                                      SHARES         VALUE         SHARES         VALUE
                                      ------       --------       -------       ----------
INSTITUTIONAL CLASS
   Sales .........................    78,400       $677,906       191,804       $1,912,736
   Repurchases ...................    (3,504)       (32,342)         (270)          (2,468)
   Reinvestments .................       604          5,490            --               --
                                      ------       --------       -------       ----------
Net Increase / (Decrease) ........    75,500       $651,054       191,534       $1,910,268
                                      ======       ========       =======       ==========
INVESTOR CLASS
   Sales .........................     2,792       $ 24,996        14,591       $  129,506
   Repurchases ...................    (1,916)       (20,020)       (5,710)         (51,619)
   Reinvestments .................        20            181            --               --
                                      ------       --------       -------       ----------
Net Increase / (Decrease) ........       896        $ 5,157         8,881        $  77,887
                                      ======       ========       =======       ==========

----------
*Commencement of operations.

     There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the Small Cap Value Fund II. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the Long/Short Equity Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid in capital.

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2003,   Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by each Fund were as follows:


                                                                          NET UNREALIZED
                             FEDERAL TAX    UNREALIZED      UNREALIZED     APPRECIATION/
FUND                            COST       APPRECIATION    DEPRECIATION    DEPRECIATION
------                      ------------   ------------    ------------   --------------
Small Cap Value Fund II     $345,949,319    $59,124,433    $(15,327,136)    $43,797,297
Long/Short Equity Fund        11,417,934     13,996,353      (8,025,998)      5,970,355
Large Cap Value Fund          45,823,875      3,667,094      (1,351,517)      2,315,577
Mid Cap Value Fund            53,007,626      9,079,737      (1,284,997)      7,794,740
All-Cap Value Fund             2,626,625        465,398         (72,046)        393,352


                                                         ANNUAL REPORT 2003 | 57

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED       UNDISTRIBUTED
                                             ORDINARY            LONG-TERM
FUND                                          INCOME               GAINS
------                                      ------------       -------------
Small Cap Value Fund II                       $     --            $833,321
Long/Short Equity Fund                              --                  --
Large Cap Value Fund                           456,086                  --
Mid Cap Value Fund                             293,405                  --
All-Cap Value Fund                               8,953                  --

     At August 31, 2003, the Funds had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                                    EXPIRING AUGUST 31,
FUND                                         2009         2010          2011
------                                     ---------    --------     ----------
Long/Short Equity Fund                       $ --       $     --     $1,343,012
Large Cap Value Fund                           --             --      3,971,561
Mid Cap Value Fund                             --        419,138      1,542,746
All-Cap Value Fund                             --             --         26,692

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2003, the Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All-Cap Value Fund incurred post-October capital losses of $10,748,066, $3,473,304, $1,039,671 and $24,220, respectively. For the year ended August 31, 2003, the Long/Short Equity Fund incurred post-October currency losses of $80. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:


                                                                           TAX
                                          ORDINARY       LONG-TERM      RETURN OF
FUND                                       INCOME           GAINS        CAPITAL           TOTAL
----                                    -----------      ----------     ----------      -----------
Small Cap Value Fund II
                              2003      $        --      $   71,052             --      $    71,052
                              2002        4,099,661         238,190             --        4,337,851
Long/Short Equity Fund
                              2003      $ 3,586,634             $--     $1,315,424      $ 4,902,058
                              2002        1,290,287          86,215             --        1,376,502
Large Cap Value Fund
                              2003      $   289,984      $  436,295             --      $   726,279
                              2002        3,666,759       2,195,046             --        5,861,805
Mid Cap Value Fund
                              2003      $     1,576             $--             --      $     1,576
                              2002       13,058,496              --             --       13,058,496
All-Cap Value Fund
                              2003      $     7,171             $--             --      $     7,171
                              2002               --              --             --               --


58 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners All-Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                                                         ANNUAL REPORT 2003 | 59

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SHAREHOLDER TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                             SMALL CAP VALUE FUND II
                             LONG/SHORT EQUITY FUND
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                               ALL-CAP VALUE FUND


Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2003) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2003, the following dividends and distributions per share were paid by each of the Funds:


                                                     ORDINARY INCOME              CAPITAL GAINS
                                                ------------------------     ------------------------
                                                INSTITUTIONAL   INVESTOR     INSTITUTIONAL   INVESTOR
FUND                                                CLASS         CLASS          CLASS         CLASS
------                                          -------------   --------     -------------   --------
Boston Partners Small Cap Value Fund II             $  --        $  --          $  --*        $  --*
Boston Partners Large Cap Value Fund                 0.06         0.04           0.09          0.09

*Amount is less than $.01 per share.

The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction for each Fund is as follows:


                  Boston Partners Small Cap Value Fund II ..............    N/A
                  Boston Partners Long/Short Equity Fund ...............    40%
                  Boston Partners Large Cap Value Fund .................   100%
                  Boston Partners Mid Cap Value Fund ...................   100%
                  Boston Partners All-Cap Value Fund ...................   100%

These amounts were reported to shareholders as income in 2002. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.



60 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND MANAGEMENT (Unaudited)
--------------------------------------------------------------------------------

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)      TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN     OTHER
NAME, ADDRESS,                   HELD           AND LENGTH OF                        DURING PAST         FUND COMPLEX  DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND        TIME SERVED                            5 YEARS           OVERSEEN BY       HELD BY
                                                                                                           DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky              Director    - Indefinite: until       Since 1969, Director and Vice           16         Director,
Comcast Corporation                          successor is elected    Chairman, Comcast Corporation (cable                Comcast
1500 Market Street, 35th Fl.                 and qualified or        television and communications);                   Corporation
Philadelphia, PA 19102                       until his death,        Director, NDS Group PLC (provider of
DOB: 7/16/33                                 resignation or          systems and applications for digital
                                             removal.                pay TV).

                                           - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay               Director    - Indefinite: until       Since 2000, Vice President, Fox Chase   16            None
333 Cottman Avenue                           successor is elected    Cancer Center (biomedical research
Philadelphia, PA 19111                       and qualified or        and medical care); prior to 2000,
DOB: 12/06/35                                until his death,        Executive Vice President, Fox Chase
                                             resignation or          Cancer Center.
                                             removal.

                                            - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman             Director    - Indefinite: until       Since December 2000, Director,          16            None
106 Pierrepont Street                        successor is elected    Gabelli Partners, L.P. (an investment
Brooklyn, NY 11201                           and qualified or        partnership); Chief Operating Officer
DOB: 5/21/48                                 until his death,        and member of the Board of Directors
                                             resignation or          of Outercurve Technologies (wireless
                                             removal.                enabling services) until April 2001;
                                                                     Chief Operating Officer and member of
                                           - 1991 to present         the Executive Operating Committee of
                                                                     Warburg Pincus Asset Management,
                                                                     Inc.; Executive Officer and Director
                                                                     of Credit Suisse Asset Management
                                                                     Securities, Inc. (formerly
                                                                     Counsellors Securities, Inc.) and
                                                                     Director/Trustee of various
                                                                     investment companies advised by
                                                                     Warburg Pincus Asset Management, Inc.
                                                                     until September 15, 1999; Prior to
                                                                     1997, Managing Director of Warburg
                                                                     Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg            Director    - Indefinite: until       Since 1974, Chairman, Director and      16          Director,
Moyco Technologies, Inc.                     successor is elected    President, Moyco Technologies, Inc.                   Moyco
200 Commerce Drive                           and qualified or        (manufacturer of precision coated and             Technologies,
Montgomeryville, PA 18936                    until his death,        industrial abrasives); Since 1999,                    Inc.
DOB: 3/24/34                                 resignation or          Director, Pennsylvaia Business Bank.
                                             removal.

                                           - 1991 to present.
------------------------------------------------------------------------------------------------------------------------------------


                                                         ANNUAL REPORT 2003 | 61

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND MANAGEMENT (Unaudited) (continued)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)      TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN     OTHER
NAME, ADDRESS,                   HELD           AND LENGTH OF                        DURING PAST         FUND COMPLEX  DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND        TIME SERVED                            5 YEARS           OVERSEEN BY       HELD BY
                                                                                                           DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky**             Director    - Indefinite: until       Since July 2002, Senior Vice            16            None
Oppenheimer & Company, Inc.                  successor is elected    President and prior thereto,
200 Park Avenue                              and qualified or        Executive Vice President of
New York, NY 10166                           until his death,        Oppenheimer & Company, Inc. (formerly
DOB: 4/16/38                                 resignation or          Fahnestock & Co., Inc., a registered
                                             removal.                broker-dealer).

                                           - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall**           Director    - Indefinite: until       Director of PFPC Inc. from January      16            None
400 Bellevue Parkway                         successor is elected    1987 to April 2002, Chairman and
Wilmington, DE 19809                         and qualified or        Chief Executive Officer of PFPC Inc.
DOB: 9/25/38                                 until his death,        until April 2002, Executive Vice
                                             resignation or          President of PNC Bank, National
                                             removal.                Association from October 1981 to
                                                                     April 2002, Director of PFPC
                                           - August 2002 to present  International Ltd. (financial
                                                                     services) from August 1993 to April
                                                                     2002, Director of PFPC International
                                                                     (Cayman) Ltd. (financial services)
                                                                     from September 1996 to April 2002,
                                                                     and Director of International Dollar
                                                                     Reserve Fund, Ltd. (Cayman mutual
                                                                     fund company) from September 1993 to
                                                                     present; Governor of the Investment
                                                                     Company Institute (investment company
                                                                     industry trade organization) from
                                                                     July 1996 to January 2002; Director
                                                                     of PNC Asset Management, Inc.
                                                                     (investment advisory) from September
                                                                     1994 to March 1998; Director of PNC
                                                                     National Bank from October 1995 to
                                                                     November 1997; Director of Haydon
                                                                     Bolts, Inc. (bolt manufacturer) and
                                                                     Parkway Real Estate Company
                                                                     (subsidiary of Haydon Bolts, Inc.)
                                                                     since 1984. Mr. Carnall provides
                                                                     consulting services from time to time
                                                                     to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group,
   Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the
   Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

62 | ANNUAL REPORT 2003

BOSTON PARTNERS FAMILY OF FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FUND MANAGEMENT (Unaudited) (concluded)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                              POSITION(S)      TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN     OTHER
NAME, ADDRESS,                   HELD           AND LENGTH OF                        DURING PAST         FUND COMPLEX  DIRECTORSHIPS
AND DATE OF BIRTH              WITH FUND        TIME SERVED                            5 YEARS           OVERSEEN BY       HELD BY
                                                                                                           DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President   - Indefinite: until       Certified Public Accountant; Vice       N/A            N/A
400 Bellevue Parkway              and        successor is elected.   Chairman of the Board, Fox Chase
4th Floor                      Treasurer                             Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                       - Since 1991 and 1988,    Pennsylvania School for the Deaf;
DOB: 6/29/24                                 respectively            Trustee Emeritus, Immaculata
                                                                     University; President or Vice
                                                                     President and Treasurer of various
                                                                     investment companies advised by
                                                                     subsidiaries of PNC Bank Corp. from
                                                                     1981 to 1997; Managing General
                                                                     Partner, President and Treasurer of
                                                                     Chestnut Street Exchange Fund;
                                                                     Director of the Bradford Funds, Inc.
                                                                     from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                   Secretary   - Indefinite: until       Since 2000, Vice President and          N/A            N/A
301 Bellevue Parkway                         successor is elected.   Counsel, PFPC Inc. (financial
2nd Floor                                                            services company); Associate,
Wilmington, DE 19809                       - Since 2003              Stradley, Ronon, Stevens & Young, LLC
DOB: 1/27/68                                                         (law firm) from 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

                                                         ANNUAL REPORT 2003 | 63

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO OMITTED]
BP
BOSTON PARTNERS ASSET MANAGEMENT, L.P.
---------------------------------------------------
ONE PHILOSOPHY  o  ONE CULTURE  o  ONE FOCUS



                                                 INVESTMENT ADVISER
                                             ---------------------------
                                       Boston Partners Asset Management, L.P.
                                                   28 State Street
                                                  Boston, MA 02109

                                                    ADMINISTRATOR
                                               -----------------------
                                                      PFPC Inc.
                                                400 Bellevue Parkway
                                                Wilmington, DE 19809

                                                   TRANSFER AGENT
                                               -----------------------
                                                      PFPC Inc.
                                                    760 Moore Rd.
                                              King of Prussia, PA 19406

                                                     DISTRIBUTOR
                                               -----------------------
                                               PFPC Distributors, Inc.
                                                    760 Moore Rd.
                                              King of Prussia, PA 19406

                                                      CUSTODIAN
                                               -----------------------
                                                 PFPC Trust Company
                                                 8800 Tinicum Blvd.
                                                      Suite 200
                                               Philadelphia, PA 19153

                                                INDEPENDENT AUDITORS
                                        -------------------------------------
                                             PricewaterhouseCoopers LLP
                                           Two Commerce Square, Suite 1700
                                                 2001 Market Street
                                             Philadelphia, PA 19103-7042

                                                       COUNSEL
                                            ----------------------------
                                             Drinker Biddle & Reath LLP
                                                  One Logan Square
                                               18th and Cherry Streets
                                             Philadelphia, PA 19103-6996



This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.


UNION BUG HERE

================================================================================

                                  THE SCHNEIDER
                                     CAPITAL
                                   MANAGEMENT

================================================================================


                              SMALL CAP VALUE FUND
                                   VALUE FUND






================================================================================

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2003

================================================================================










[LOGO OMITTED]
--------------------------------------
SCHNEINDER CAPITAL MANAGEMENT

                          SCHNEIDER CAPITAL MANAGEMENT

                                 PRIVACY NOTICE



SCHNEIDER CAPITAL MANAGEMENT of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o   Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

October 2003

                          SCHNEIDER CAPITAL MANAGEMENT


                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2003


Dear Fellow Shareholder:

     We are pleased to provide you with the annual report for the Schneider Funds for the fiscal year ended August 31, 2003.


INVESTMENT CLIMATE AND OUTLOOK

     U.S. stocks posted their biggest gains in several years. The Russell 3000 Index, which represents the broad U.S. equity market, rose 14.0% during the twelve months ending August 31, 2003. The Russell 2000 Index climbed 29.1% during the same period, continuing the three-year winning streak for small cap stocks versus large caps.

     We believe the climate for equities turned much brighter in recent months. Investors displayed growing confidence that the U.S. economy and corporate profits would continue to expand during 2003. With the risk of renewed inflation the least of their worries, the major industrialized countries cut taxes and increased spending to promote economic growth. In our view, narrowing high-yield bond spreads, the surge in small cap stock returns, and higher consumer confidence measures indicated a greater willingness to assume more normal investment risk in portfolios. The lowest money market and bond yields in decades also nudged investors to look to the equity markets for sources of higher potential returns.


SCHNEIDER SMALL CAP VALUE FUND -- INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The Small Cap Value Fund generated strong results during the year ended August 31, 2003, returning 53.10% versus 23.68% for the Russell 2000 Value Index. Since inception on September 2, 1998, the Fund performed notably well in delivering a 27.73% annualized return versus 11.89% for the benchmark index. Our fundamental research process revealed opportunities in select cyclical stocks whose earnings potential is related to the overall growth in the economy. The consistent deep value investment approach that we employed was in favor during the period.

     Technology-related investments mounted a strong comeback and made a major contribution to Fund returns. Semiconductor equipment makers LTX Corporation, BE Semiconductor and Kulicke & Soffa Industries were performance leaders. Global semiconductor have increased for six consecutive months, and capacity utilization rose. We believe that a number of semiconductor stocks were undervalued relative to their earnings potential. Therefore, in spite of the recent run-up in price, we maintained our overweight position in the sector.

     The portfolio profited from a strong showing in trucking-related stocks. After a period of severe industry stress, we believe fundamental factors pointed to a better environment for truckload carriers and truck manufacturers.

     The overweight position in the Materials & Processing sector was comprised of a diverse group of industrial and agricultural commodities stocks. We believe rigorous cost cuts, industry consolidation, pricing discipline and strengthened balance sheets left a number of economically sensitive firms poised for a potential earnings rebound as the modest U.S. economic expansion took hold.

                          SCHNEIDER CAPITAL MANAGEMENT

                                 AUGUST 31, 2003


SCHNEIDER VALUE FUND -- INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The Value Fund delivered very favorable results since inception. From the September 30, 2002 inception date through August 31, 2003, the 48.46% return for the Fund exceeded by a wide margin the benchmark Russell 1000 Value Index return of 25.59%. Our fundamental research process revealed promising opportunities in select cyclical stocks whose earnings potential was related to the overall growth in the economy. The consistent deep value investment approach that we employed was clearly in favor during the period.

     Technology-related investments mounted a strong comeback and made a major contribution to Fund returns. Semiconductor equipment makers Teradyne and Agilent Technologies were among the performance leaders. Global semiconductor sales increased for six consecutive months, and capacity utilization rose. We believe that a number of semiconductor stocks were undervalued relative to their earnings potential. Therefore, in spite of the run-up in prices, we maintained our overweight position in the sector.

     The portfolio profited from a strong showing in trucking-related stocks. After a period of severe industry stress, fundamental factors pointed towards a better environment for truckload carriers and truck manufacturers.

     The overweight position in the Materials & Processing sector was comprised of a diverse group of industrial and agricultural commodities stocks. Rigorous cost cuts, industry consolidation, pricing discipline and strengthened balance sheets left a number of economically sensitive firms poised for a potential earnings rebound as the modest U.S. economic expansion took hold.

     During the period, we significantly trimmed the successful holdings in natural gas stocks. The stocks had appreciated substantially and approached our price targets. We made our initial investments in the industry during a period when natural gas prices had plummeted 80% from their peak, inventories were high, the winter was unseasonably warm and drilling activity had stalled. Industry conditions at the time were bleak and stock prices were depressed. Our analysis led us to believe that the supply-demand imbalance was a temporary situation that would correct itself over time. With prices almost double year-ago levels, inventories near record lows, and production activity on the rise, we were content to realize gains and redeploy the proceeds into what we believe were better opportunities.

     We appreciate your support as the team seeks to invest in companies that we believe have temporarily fallen from favor but are near a turning point in their fortunes. The rewards can be handsome if these stocks eventually earn back the respect they once had among investors.



     /s/ ARNOLD C. SCHNEIDER III, CFA

     Arnold C. Schneider III, CFA
     Portfolio Manager
     Schneider Capital Management

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2003


             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Schneider
              Small Cap        Russell 2000
              Value Fund       Value Index
              ----------       ------------
9/2/98       $10,000.00        $10,000.00
9/30/98       10,000.00         10,362.50
10/31/98      11,930.00         10,670.10
11/30/98      12,410.00         10,959.00
12/31/98      12,470.70         11,302.60
1/31/99       13,785.60         11,046.00
2/28/99       12,531.40         10,291.90
3/31/99       13,006.80         10,207.00
4/30/99       15,221.80         11,138.80
5/31/99       16,233.20         11,481.20
6/30/99       18,043.60         11,896.90
7/31/99       18,731.30         11,614.50
8/31/99       18,245.90         11,190.00
9/30/99       17,517.70         10,966.30
10/31/99      16,759.10         10,746.80
11/30/99      17,457.00         10,802.50
12/31/99      18,340.80         11,134.40
1/31/00       17,833.00         10,843.20
2/29/00       18,069.20         11,506.00
3/31/00       19,391.90         11,560.00
4/30/00       19,391.90         11,628.30
5/31/00       19,769.80         11,450.90
6/30/00       19,840.70         11,785.50
7/31/00       19,734.40         12,178.20
8/31/00       20,750.10         12,722.60
9/30/00       20,844.50         12,650.50
10/31/00      20,490.20         12,605.60
11/30/00      19,415.50         12,349.00
12/31/00      21,494.60         13,675.90
1/31/01       24,177.80         14,053.40
2/28/01       23,127.20         14,034.00
3/31/01       22,034.00         13,808.90
4/30/01       23,326.00         14,448.00
5/31/01       24,546.90         14,819.60
6/30/01       25,100.60         15,415.80
7/31/01       24,873.50         15,070.10
8/31/01       24,887.70         15,017.90
9/30/01       20,855.70         13,360.10
10/31/01      21,863.70         13,709.10
11/30/01      23,950.70         14,694.10
12/31/01      25,657.00         15,593.80
1/31/02       25,477.20         15,800.80
2/28/02       25,447.20         15,897.00
3/31/02       28,414.60         17,087.50
4/30/02       29,388.70         17,689.00
5/31/02       29,089.00         17,104.00
6/30/02       27,785.10         16,725.30
7/31/02       22,824.60         14,240.30
8/31/02       22,210.10         14,177.00
9/30/02       19,767.30         13,164.30
10/31/02      19,887.20         13,362.30
11/30/02      23,484.00         14,428.60
12/31/02      21,848.00         13,812.20
1/31/03       20,911.90         13,423.30
2/28/03       20,292.80         12,972.00
3/31/03       20,126.70         13,110.60
4/30/03       23,010.60         14,355.90
5/31/03       26,664.50         15,821.70
6/30/03       27,313.80         16,089.80
7/31/03       30,469.40         16,892.10
8/31/03       34,002.60         17,533.80


                                  TOTAL RETURNS

                                Value on       Year Ended       Since
                           August 31, 2003  August 31, 2003  Inception (3)
                           ---------------  ---------------  -------------
Schneider Small Cap Value      $34,003           53.10%         27.73%
Russell 2000 Value Index       $17,534           23.68%         11.89%


     The Fund's annualized total return since inception is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $22.52 per share on August 31, 2003, adjusted for dividends totaling $6.51 per share paid from net investment income and realized gains.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000 Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Annualized return for the period September 2, 1998 (inception) through August 31, 2003.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                                 AUGUST 31, 2003


             Comparison of Change in Value of $10,000 Investment in
            Schneider Value Fund (1)(2) vs. Russell 1000 Value Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               Schneider          Russell 2000
                 Value            Value Index
              ----------          ------------
9/30/02       $10,000.00          $10,000.00
10/31/02       10,660.00           10,740.90
11/30/02       11,950.00           11,417.50
12/31/02       11,237.20           10,921.60
1/31/03        10,635.80           10,657.30
2/28/03        10,565.60           10,373.10
3/31/03        10,796.20           10,390.50
4/30/03        11,638.20           11,304.90
5/31/03        13,041.60           12,034.70
6/30/03        13,252.10           12,185.30
7/31/03        13,983.90           12,366.80
8/31/03        14,846.00           12,559.40


                                 TOTAL RETURNS

                              VALUE ON            SINCE
                            AUGUST 31, 2003   INCEPTION (3)
                            ---------------   -------------
Schneider Value                $14,846           48.46%
Russell 1000 Value Index       $12,559           25.59%


     The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 to $14.81 per share on August 31, 2003, adjusted for dividends totaling $0.03 per share paid from net investment income and realized gains.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000 Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period September 30, 2002 (inception) through August 31, 2003.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003


                                                    SHARES            VALUE
                                                   --------        -----------

DOMESTIC COMMON STOCKS -- 88.6%
AEROSPACE & DEFENSE -- 1.1%
BE Aerospace, Inc.* ...........................      92,700        $   411,588
Orbital Sciences Corp.* .......................      14,500            127,165
                                                                   -----------
                                                                       538,753
                                                                   -----------
AGRICULTURE -- 1.8%
Corn Products International, Inc. .............      28,450            897,028
                                                                   -----------
AIRCRAFT PARTS & AUXILIARY EQUIPMENT, NEC -- 0.7%
HEICO Corp. ...................................       5,550             50,949
Triumph Group, Inc.* ..........................       9,850            311,063
                                                                   -----------
                                                                       362,012
                                                                   -----------
AIRLINES -- 0.7%
Northwest Airlines Corp.* .....................      36,900            330,993
                                                                   -----------
ALUMINUM -- 0.1%
Commonwealth Industries, Inc. .................       7,450             37,622
                                                                   -----------
AUTOMOBILE PARTS & EQUIPMENT -- 0.5%
Visteon Corp. .................................      36,050            243,337
                                                                   -----------
BANKS -- 1.2%
Greater Bay Bancorp ...........................       1,400             28,798
Provident Financial Group, Inc. ...............      21,700            579,607
                                                                   -----------
                                                                       608,405
                                                                   -----------
CHEMICALS -- 4.6%
Airgas, Inc. ..................................      10,550            197,601
Celanese AG ...................................      20,550            628,830
IMC Global, Inc. ..............................      86,200            674,946
Millennium Chemicals, Inc. ....................      46,400            502,048
PolyOne Corp. .................................      50,850            224,757
                                                                   -----------
                                                                     2,228,182
                                                                   -----------
COMPUTER COMPONENTS -- 6.4%
Silicon Storage Technology, Inc.* .............     368,950          3,110,248
                                                                   -----------
COMPUTER SOFTWARE -- 0.3%
MSC. Software Corp.* ..........................      18,100            149,325
                                                                   -----------
ELECTRICAL EQUIPMENT -- 2.1%
GraftTech International, Ltd.* ................      73,050            584,400
Merix Corp.* ..................................      35,600            427,556
                                                                   -----------
                                                                     1,011,956
                                                                   -----------


                                                    SHARES            VALUE
                                                   --------        -----------

ELECTRONIC COMPONENTS & ACCESSORIES -- 1.3%
Avnet, Inc.* ..................................      27,575        $   497,729
Electro Scientific Industries, Inc.* ..........       6,750            136,957
                                                                   -----------
                                                                       634,686
                                                                   -----------
ENERGY & OIL EXPLORATION -- 0.0%
CMS Energy Corp. ..............................       1,500             10,005
                                                                   -----------
ENERGY & UTILITIES -- 2.9%
Allegheny Energy, Inc. ........................      19,350            179,374
Massey Energy Co. .............................      49,150            621,748
Reliant Resources, Inc.* ......................     137,050            633,171
                                                                   -----------
                                                                     1,434,293
                                                                   -----------
FERTILIZERS -- 0.7%
LESCO, Inc. ...................................      31,050            333,787
                                                                   -----------
FINANCE -- 1.5%
AmeriCredit Corp.* ............................       4,050             43,456
Westcorp ......................................      19,220            683,848
                                                                   -----------
                                                                       727,304
                                                                   -----------
FOOD -- 0.7%
Tate & Lyle P.L.C.-- ADR ......................      14,400            322,070
                                                                   -----------
FOOD - MEAT PROCESSING -- 1.4%
Pilgrim's Pride Corp., Class A ................      52,550            684,726
                                                                   -----------
FOOTWEAR -- 1.0%
Barry (R.G.) Corp.* ...........................      93,950            499,814
                                                                   -----------
HOMEBUILDING -- 2.1%
Champion Enterprises, Inc.* ...................     144,200          1,045,450
                                                                   -----------
HOTEL/RESTAURANTS -- 1.1%
Triarc Co., Inc. ..............................      17,000            531,250
                                                                   -----------
INSURANCE -- 0.1%
NCRIC Group, Inc.* ............................       5,850             64,584
                                                                   -----------
INSURANCE - PROPERTY & CASUALTY -- 2.1%
American Financial Group, Inc. ................      15,450            338,046
Infinity Property & Casualty Corp. ............       8,400            224,616
ProAssurance Corp.* ...........................      18,350            472,329
                                                                   -----------
                                                                     1,034,991
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

                                                    SHARES            VALUE
                                                   --------        -----------

MACHINERY -- 1.6%
Joy Global, Inc.* .............................      16,550        $   284,329
UNOVA, Inc.* ..................................      32,350            515,983
                                                                   -----------
                                                                       800,312
                                                                   -----------
MANUFACTURED HOUSING -- 0.2%
Fleetwood Enterprises, Inc.* ..................       8,700             95,700
                                                                   -----------
MANUFACTURING -- 3.1%
Navistar International Corp.* .................      23,550          1,053,392
Trinity Industries, Inc. ......................      11,450            301,364
York International Corp. ......................       4,225            136,383
                                                                   -----------
                                                                     1,491,139
                                                                   -----------
MEDICAL & MEDICAL SERVICES -- 1.7%
American Physicians Capital, Inc.* ............      29,975            839,300
                                                                   -----------
METALS & MINING -- 4.7%
Brush Engineered Materials, Inc.* .............      49,550            443,968
Century Aluminum Co. ..........................      14,800            136,900
Cleveland-Cliffs, Inc.* .......................      36,500            945,350
Commercial Metals Co. .........................       6,100            120,658
Southern Peru Copper Corp. ....................      39,200            670,320
                                                                   -----------
                                                                     2,317,196
                                                                   -----------
OFFICE FURNISHINGS -- 1.1%
Interface, Inc.* ..............................      91,520            522,579
                                                                   -----------
OIL & GAS EXPLORATION -- 0.0%
Grey Wolf, Inc.* ..............................       3,150             11,939
                                                                   -----------
OIL & GAS FIELD SERVICES -- 0.8%
Newpark Resources, Inc.* ......................      31,800            152,640
Trico Marine Services, Inc.* ..................      10,050             22,713
Willbros Group, Inc.* .........................      20,550            206,528
                                                                   -----------
                                                                       381,881
                                                                   -----------
OIL REFINING -- 1.1%
Premcor, Inc.* ................................      21,950            537,775
                                                                   -----------
PAPER -- 0.4%
Glatfelter ....................................      16,450            212,699
                                                                   -----------


                                                    SHARES            VALUE
                                                   --------        -----------

PAPER & FORESTRY PRODUCTS -- 1.6%
Longview Fibre Co. ............................      41,500        $   407,945
Mercer International Inc. .....................      14,300             82,940
Votorantim Celulose e Papel S.A. -- ADR .......      10,650            280,095
                                                                   -----------
                                                                       770,980
                                                                   -----------
REAL ESTATE -- 4.3%
American Real Estate Partners, L.P.* ..........      45,600            517,560
Boykin Lodging REIT ...........................      67,200            524,160
MeriStar Hospitality Corp., REIT ..............      83,300            548,947
National Health Investors, Inc. ...............      17,250            350,865
Newhall Land & Farming Co. ....................       4,400            169,312
                                                                   -----------
                                                                     2,110,844
                                                                   -----------
RESIDENTIAL CONSTRUCTION -- 0.7%
WCI Communities, Inc.* ........................      22,200            342,546
                                                                   -----------
RETAIL - SPECIALTY STORES -- 0.9%
Goodyear Tire & Rubber Co. (The) ..............      63,100            449,272
                                                                   -----------
RETAIL MERCHANDISING -- 0.4%
Dillard's, Inc. ...............................      13,500            204,255
                                                                   -----------
RETAIL WOMENS CLOTHING STORE -- 0.2%
Too, Inc.* ....................................       5,250             85,155
                                                                   -----------
SEMI-CONDUCTORS & RELATED -- 0.4%
ASM International N.V.* .......................      10,850            197,036
                                                                   -----------
SEMICONDUCTOR EQUIPMENT -- 17.7%
Alliance Semiconductor Corp.* .................      77,650            440,275
Axcelis Technologies, Inc.* ...................      25,350            220,545
BE Semiconductor Industries N.V.* .............     286,218          2,046,459
Integrated Silicon Solution, Inc.* ............     195,950          1,847,809
Kulicke and Soffa Industries, Inc.* ...........     185,400          2,176,596
LTX Corp.* ....................................      79,100          1,175,426
Ultratech, Inc.* ..............................      25,525            748,648
                                                                   -----------
                                                                     8,655,758
                                                                   -----------
STEEL -- 3.0%
Maverick Tube Corp.* ..........................      19,900            338,101
NS Group, Inc.* ...............................      30,225            241,800
United States Steel Corp. .....................      47,550            875,396
                                                                   -----------
                                                                     1,455,297
                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003


                                                    SHARES            VALUE
                                                   --------        -----------

TELECOMMUNICATIONS & EQUIPMENT -- 0.3%
Triton PCS Holdings, Inc.* ....................      23,500        $   132,775
                                                                   -----------
TRANSPORTATION -- 3.6%
Alexander & Baldwin, Inc. .....................         275              8,052
Covenant Transport, Inc., Class A* ............      27,550            466,972
J.B. Hunt Transport Services, Inc.* ...........       6,400            318,080
SCS Transportation, Inc.* .....................       6,150             92,250
Stolt-Nielsen S.A.-- ADR ......................      24,800            171,120
U.S. Xpress Enterprises, Inc., Class A* .......      24,000            295,680
Werner Enterprises, Inc. ......................      16,350            404,663
                                                                   -----------
                                                                     1,756,817
                                                                   -----------
TRUCK TRAILERS -- 5.9%
Wabash National Corp.* ........................     160,850          2,871,173
                                                                   -----------
UTILITIES -- 0.5%
Sierra Pacific Resources* .....................      47,850            240,686
                                                                   -----------
   TOTAL DOMESTIC COMMON STOCKS
     (Cost $28,365,437) .......................                     43,323,935
                                                                   -----------

CANADIAN COMMON STOCK -- 1.6%
Boardwalk Equities, Inc. ......................      20,275            226,848
Cameco Corp. ..................................      14,350            496,565
Fairfax Financial Holdings, Ltd. ..............         375             62,588
                                                                   -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $488,246) ..........................                        786,001
                                                                   -----------

HONG KONG COMMON STOCK -- 0.4%
ASM Pacific Technology, Ltd. ..................      63,700            213,984
                                                                   -----------
   TOTAL HONG KONG COMMON STOCK
     (Cost $115,320) ..........................                        213,984
                                                                   -----------

EXCHANGE TRADED FUNDS -- 2.3%
FINANCE -- 2.3%
iShares Russell 2000 Value Index Fund .........       8,100          1,139,265
                                                                   -----------
   TOTAL EXCHANGE TRADED FUNDS
     (Cost $1,033,220) ........................                      1,139,265
                                                                   -----------


                                                     PAR
                                                    (000)             VALUE
                                                   --------        -----------

CORPORATE BONDS -- 1.7%
Atmel Corp. (CCC+)
   0.00%, 05/23/21 ............................        $625        $   245,312
LTX Corp. (CCC+)
   4.25%, 08/15/06 ............................         549            503,708
Mirant Corp. (Ca, CC)
   5.75%, 07/15/07 ............................         170             75,650
                                                                   -----------
   TOTAL CORPORATE BONDS
     (Cost $559,628) ..........................                        824,670
                                                                   -----------


                                                    SHARES
                                                   --------
PREFERRED STOCKS -- 0.4%
UTILITIES -- 0.4%
Sierra Pacific Resources 9.00% ................       5,700            169,005
                                                                   -----------
   TOTAL PREFERRED STOCKS
     (Cost $193,050) ..........................                        169,005
                                                                   -----------
                                                     PAR
                                                    (000)
                                                   --------
SHORT-TERM INVESTMENTS -- 3.4%
Galaxy Money Market Fund
   0.63%, 09/02/03 ............................        $831            830,863
Wilmington Prime Money Market
   Portfolio
   0.62%, 09/02/03 ............................         831            830,863
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $1,661,726) ........................                      1,661,726
                                                                   -----------
TOTAL INVESTMENTS -- 98.4%
   (Cost $32,416,627) .........................                     48,118,586
                                                                   -----------
ASSETS IN EXCESS OF
   OTHER LIABILITIES -- 1.6% ..................                        801,877
                                                                   -----------
NET ASSETS -- 100.0% ..........................                    $48,920,463
                                                                   ===========

----------
  * Non-income producing.
ADR  - American Depository Receipt
REIT - Real Estate Investment Trust

The Moody's Investor Service,Inc. and Standard & Poor's Rating Group ratings indicated are the most recent ratings available as of August 31, 2003 and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003


                                                    SHARES            VALUE
                                                   --------        -----------

COMMON STOCKS -- 92.0%
AEROSPACE & DEFENSE -- 4.4%
Boeing Co. (The) ..............................      13,700        $   512,243
                                                                   -----------
AIR TRANSPORT -- 0.3%
Delta Air Lines, Inc. .........................       2,875             37,001
                                                                   -----------
AUTOMOBILE PARTS & EQUIPMENT -- 1.1%
Visteon Corp. .................................      18,350            123,862
                                                                   -----------
BANKS -- 2.2%
FleetBoston Financial Corp. ...................       8,650            255,953
                                                                   -----------
BITUMINOUS COAL & LIGNITE MINING -- 1.2%
CONSOL Energy, Inc. ...........................       7,150            144,430
                                                                   -----------
BROADCASTING/CABLE TV -- 2.5%
Liberty Media Corp.* ..........................      24,095            291,549
                                                                   -----------
CHEMICALS -- 2.0%
IMC Global, Inc. ..............................      29,700            232,551
                                                                   -----------
CHEMICALS - SPECIALTY -- 1.6%
Dow Chemical Co. (The) ........................       5,400            186,462
                                                                   -----------
COMPUTERS, SOFTWARE & SERVICING -- 1.6%
Electronic Data Systems Corp. .................       8,550            186,646
                                                                   -----------
ELECTRIC & OTHER SERVICES -- 0.3%
Firstenergy Corp. .............................       1,100             32,186
                                                                   -----------
ELECTRONIC COMPONENTS & ACCESSORIES -- 11.7%
Arrow Electronics, Inc.* ......................       2,450             50,568
Avnet, Inc.* ..................................      20,800            375,440
Edison International* .........................         800             15,088
Micron Technology, Inc.* ......................      43,050            618,198
Sanmina-SCI Corp.* ............................      35,475            318,566
                                                                   -----------
                                                                     1,377,860
                                                                   -----------
ELECTRONICS -- 6.3%
Agilent Technologies, Inc.* ...................      30,550            742,976
                                                                   -----------
ENERGY & UTILITIES -- 1.1%
Reliant Resources, Inc.* ......................      29,000            133,980
                                                                   -----------
FINANCIAL SERVICES -- 1.9%
CIT Group, Inc. ...............................       8,325            226,856
                                                                   -----------


                                                    SHARES            VALUE
                                                   --------        -----------

FOOD -- 4.2%
Tate & Lyle P.L.C. -- ADR .....................      18,475        $   413,212
Tyson Foods, Inc. .............................       7,300             81,760
                                                                   -----------
                                                                       494,972
                                                                   -----------
FOOD & BEVERAGE -- 2.5%
Archer-Daniels-Midland Co. ....................      13,550            187,938
Smithfield Foods, Inc.* .......................       5,075            102,769
                                                                   -----------
                                                                       290,707
                                                                   -----------
HOTEL/RESTAURANTS -- 2.9%
Starwood Hotels & Resorts
   Worldwide, Inc. ............................      10,075            340,837
                                                                   -----------
INDUSTRIAL GOODS & MATERIALS -- 3.8%
Tyco International, Ltd. ......................      21,900            450,702
                                                                   -----------
INSURANCE -- 2.8%
CIGNA Corp. ...................................       3,825            182,376
Loews Corp. ...................................       2,050             84,378
PartnerRe, Ltd. ...............................          75              3,747
Travelers Property Casualty Corp. .............       3,650             56,174
                                                                   -----------
                                                                       326,675
                                                                   -----------
MANUFACTURING -- 4.1%
Brunswick Corp. ...............................       4,150            111,967
Navistar International Corp.* .................       6,850            306,401
PACCAR, Inc. ..................................         825             70,290
                                                                   -----------
                                                                       488,658
                                                                   -----------
MEDICAL & MEDICAL SERVICES -- 0.8%
Tenet Healthcare Corp.* .......................       6,000             96,300
                                                                   -----------
METALS -- 2.2%
Alcan,  Inc. ..................................       7,250            263,683
                                                                   -----------
METALS & MINING -- 1.7%
Freeport-McMoRan Copper & Gold, Inc.,
   Class B ....................................       6,850            205,500
                                                                   -----------
OIL REFINING -- 1.6%
Premcor, Inc.* ................................       7,575            185,588
                                                                   -----------
PAPER & FORESTRY PRODUCTS -- 0.5%
Bowater, Inc. .................................       1,325             57,386
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003


REAL ESTATE -- 1.0%
St. Joe Company (The) .........................       3,505        $   119,205
                                                                   -----------
RETAIL -- 4.4%
J.C. Penney Company, Inc. .....................      21,800            462,596
Toys 'R' Us, Inc.* ............................       4,300             58,566
                                                                   -----------
                                                                       521,162
                                                                   -----------
SEMI-CONDUCTORS & RELATED -- 5.9%
Teradyne, Inc.* ...............................      39,275            700,273
                                                                   -----------
STEEL -- 1.4%
United States Steel Corp. .....................       9,125            167,991
                                                                   -----------
TELECOMMUNICATIONS & EQUIPMENT -- 4.2%
AT&T Wireless Services, Inc.* .................      54,200            467,204
Motorola, Inc. ................................       2,100             22,533
                                                                   -----------
                                                                       489,737
                                                                   -----------
TRANSPORTATION -- 5.4%
CSX Corp. .....................................      10,175            328,449
Swift Transportation Co.* .....................      12,550            268,445
Werner Enterprises, Inc. ......................       1,600             39,600
                                                                   -----------
                                                                       636,494
                                                                   -----------
UTILITIES -- 4.4%
PG&E Corp.* ...................................      23,300            516,561
                                                                   -----------
   TOTAL COMMON STOCKS
     (Cost $8,855,999) ........................                     10,836,986
                                                                   -----------


EXCHANGE TRADED FUNDS -- 0.1%
FINANCIAL SERVICES -- 0.1%
iShares Russell 1000 Value Index Fund .........         200             10,436
                                                                   -----------
   TOTAL EXCHANGE TRADED FUNDS
     (Cost $10,280) ...........................                         10,436
                                                                   -----------


                                                     PAR
                                                    (000)             VALUE
                                                   --------        -----------

CORPORATE BONDS -- 2.2%
Corning, Inc. (Ba2, BB+)
   3.50%, 11/01/08 ............................        $ 63        $    68,591
El Paso Corp. 0% Coupon Bond
   (Ba2, BB-)
   0.00%, 02/28/21 ............................          10              4,300
Freeport-McMoRan Copper & Gold, Inc.
   (B-)
   8.25%, 01/31/06 ............................          86            186,728
                                                                   -----------
   TOTAL CORPORATE BONDS
     (Cost $179,020) ..........................                        259,619
                                                                   -----------


SHORT-TERM INVESTMENTS -- 4.4%
Galaxy Money Market Fund
   0.62%, 09/02/03 ............................         261            260,639
Wilmington Prime Money Market
   Portfolio
   0.63%, 09/02/03 ............................         261            260,639
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $521,278) ..........................                        521,278
                                                                   -----------
TOTAL INVESTMENTS -- 98.7%
   (Cost $9,566,577) ..........................                     11,628,319
                                                                   -----------
ASSETS IN EXCESS OF OTHER
   LIABILITIES -- 1.3% ........................                        159,250
                                                                   -----------
NET ASSETS -- 100.0% ..........................                    $11,787,569
                                                                   ===========

----------
  * Non-income producing.
ADR - American Depository Receipt

The Moody's Investor Service, Inc. and Standard & Poor's Rating Group ratings indicated are the most recent ratings available as of August 31, 2003 and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2003

                                                                                   SMALL CAP VALUE FUND      VALUE FUND
                                                                                   --------------------      -----------
ASSETS
   Investments, at value (cost -- $32,416,627 and $9,566,577, respectively) ..           $48,118,586         $11,628,319
   Cash ......................................................................                    --               5,136
   Receivable from Investment Adviser ........................................                    --               4,821
   Receivables for investments sold ..........................................             1,201,004             186,951
   Dividends and interest receivable .........................................                 7,572              14,805
   Prepaid expenses and other assets .........................................                14,566              26,589
                                                                                         -----------         -----------
     Total Assets ............................................................            49,341,728          11,866,621
                                                                                         -----------         -----------
LIABILITIES
   Payable for investments purchased .........................................               363,676              66,751
   Payable to the Investment Adviser .........................................                16,022                  --
   Accrued expenses payable and other liabilities ............................                41,567              12,301
                                                                                         -----------         -----------
     Total Liabilities .......................................................               421,265              79,052
                                                                                         -----------         -----------
NET ASSETS
   Capital stock, $0.001 par value ...........................................                 2,172                 796
   Additional Paid-in capital ................................................            35,625,681           9,238,052
   Undistributed net investment income .......................................               213,208              35,787
   Accumulated net realized gain/(loss) from investments
     and foreign exchange transactions, if any ...............................            (2,622,557)            451,192
   Net unrealized appreciation/(depreciation) on investments and
     foreign exchange transactions, if any ...................................            15,701,959           2,061,742
                                                                                         -----------         -----------
   Net assets applicable to shares outstanding ...............................           $48,920,463         $11,787,569
                                                                                         ===========         ===========
Shares outstanding ...........................................................             2,172,323             796,070
                                                                                         ===========         ===========
Net asset value, offering and redemption price per share .....................                $22.52              $14.81
                                                                                         ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                             STATEMENT OF OPERATIONS

                                                                                 SMALL CAP VALUE FUND          VALUE FUND
                                                                                 --------------------   -----------------------
                                                                                       FOR THE              FOR THE PERIOD
                                                                                     YEAR ENDED           SEPTEMBER 30, 2002*
                                                                                   AUGUST 31, 2003      THROUGH AUGUST 31, 2003
                                                                                   ---------------      -----------------------
INVESTMENT INCOME
   Dividends(1) ................................................................     $   353,858             $   80,264
   Interest ....................................................................         301,599                  2,089
                                                                                     -----------             ----------
     Net Investment Income .....................................................         655,457                 82,353
                                                                                     -----------             ----------
EXPENSES
   Advisory fees ...............................................................         402,710                 36,721
   Administration fees and expenses ............................................         108,385                 93,943
   Administrative services fees ................................................          60,407                  7,883
   Amortization of Offering costs ..............................................              --                  7,588
   Custodian fees and expenses .................................................          60,945                 30,661
   Transfer Agent fees and expenses ............................................          41,152                 22,800
   Printing ....................................................................          31,206                  2,800
   Audit and Legal fees ........................................................          23,261                  2,163
   Directors fees ..............................................................           6,822                    779
   Federal and State Registration fees .........................................           6,624                  4,287
   Insurance ...................................................................           2,144                     95
   Miscellaneous fees ..........................................................           2,099                  1,001
                                                                                     -----------             ----------
     Total expenses before waivers and reimbursements ..........................         745,755                210,721
   Less: waivers ...............................................................        (302,774)              (105,362)
   Less: reimbursements ........................................................              --                (60,677)
                                                                                     -----------             ----------
     Total expenses after waivers and reimbursements ...........................         442,981                 44,682
                                                                                     -----------             ----------
Net investment income ..........................................................         212,476                 37,671
                                                                                     -----------             ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain/(loss) from:
     Investments ...............................................................      (1,557,106)               451,547
     Foreign currency transactions .............................................             845                     --

   Net change in unrealized appreciation/(depreciation) on:
     Investments ...............................................................      18,896,420              2,061,742
     Foreign currency transactions .............................................            (231)                    --
                                                                                     -----------             ----------

   Net realized and unrealized gain/(loss) on investments and foreign
     currency transactions .....................................................      17,339,928              2,513,289
                                                                                     -----------             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $17,552,404             $2,550,960
                                                                                     ===========             ==========

----------
*   Commencement of operations.
(1) Net of foreign withholding taxes of $8,117 and $1,079, respectively.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SMALL CAP VALUE FUND           VALUE FUND
                                                                     --------------------------------  -------------------
                                                                                                         FOR THE PERIOD
                                                                         FOR THE          FOR THE      SEPTEMBER 30, 2002*
                                                                       YEAR ENDED       YEAR ENDED           THROUGH
                                                                     AUGUST 31, 2003  AUGUST 31, 2002    AUGUST 31, 2003
                                                                     ---------------  ---------------  -------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ..........................................    $   212,476       $  160,933         $   37,671
   Net realized gain/( loss) from investments and
     foreign currency transactions, if any ........................     (1,556,261)        (799,707)           451,547
   Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions, if any .....     18,896,189       (6,627,665)         2,061,742
                                                                       -----------      -----------        -----------
   Net increase/(decrease) in net assets resulting
     from operations ..............................................     17,552,404       (7,266,439)         2,550,960
                                                                       -----------      -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................        (84,186)        (142,528)            (9,472)
   Net realized capital gains .....................................       (224,403)      (1,844,758)              (355)
                                                                       -----------      -----------        -----------
     Total dividends and distributions to shareholders ............       (308,589)      (1,987,286)            (9,827)
                                                                       -----------      -----------        -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE
   TRANSACTIONS (SEE NOTE 4) ......................................    (13,591,750)      15,609,802          9,246,436
                                                                       -----------      -----------        -----------
     Total increase in net assets .................................      3,652,065        6,356,077         11,787,569

NET ASSETS
   Beginning of period ............................................     45,268,398       38,912,321                 --
                                                                       -----------      -----------        -----------
   End of period** ................................................    $48,920,463      $45,268,398        $11,787,569
                                                                       ===========      ===========        ===========

----------
*  Commencement of operations.
** Includes undistributed net investment income of $213,208 and $84,127 for the fiscal years ended August 31, 2003 and
   2002, respectively, for Small Cap Value Fund and $35,787 for the fiscal period ended August 31, 2003 for Value Fund.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                              SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                    FOR THE         FOR THE         FOR THE          FOR THE     FOR THE PERIOD
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED  SEPTEMBER 2, 1998*
                                                  AUGUST 31,      AUGUST 31,      AUGUST 31,       AUGUST 31,         THROUGH
                                                     2003            2002             2001            2000      AUGUST 31, 1999
                                                  ----------      ----------      ----------       ----------  ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of year ...............   $ 14.82       $ 17.53          $ 17.57         $ 18.04          $ 10.00
Net investment income/(loss) .....................      0.10          0.03             0.09            0.07            (0.02)
Net realized and unrealized gain/(loss)
   on investments and foreign
   currency transactions, if any(1) ..............      7.71         (1.83)            2.75            1.94             8.19
                                                     -------       -------          -------         -------          -------
Net increase/(decrease) in net assets
   resulting from operations .....................      7.81         (1.80)            2.84            2.01             8.17
                                                     -------       -------          -------         -------          -------
Dividends and distributions to shareholders from:
Net investment income ............................     (0.03)        (0.07)           (0.08)             --               --
Net realized capital gains .......................     (0.08)        (0.84)           (2.80)          (2.48)           (0.13)
                                                     -------       -------          -------         -------          -------
Total dividends and distributions to
shareholders .....................................     (0.11)        (0.91)           (2.88)          (2.48)           (0.13)
                                                     -------       -------          -------         -------          -------
Net asset value, end of year .....................   $ 22.52       $ 14.82          $ 17.53         $ 17.57          $ 18.04
                                                     =======       =======          =======         =======          =======
Total investment return(2) .......................     53.10%       (10.76)%          19.94%          13.72%           82.46%
                                                     =======       =======          =======         =======          =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) ...............................   $48,920       $45,268          $38,912         $19,394          $12,924
Ratio of expenses to average net
   assets(3) .....................................      1.10%         1.10%            1.10%           1.10%            1.10%(4)
Ratio of expenses to average net
   assets without waivers and
   expense reimbursements ........................      1.85%         1.65%            2.02%           2.37%            3.90%(4)
Ratio of net investment income to
   average net assets(3) .........................      0.53%         0.34%            0.71%           0.44%           (0.17)%(4)
Portfolio turnover rate ..........................     85.33%       102.46%           79.30%          84.93%          145.99%

------------------
*   Commencement of operations.
**  Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3) Includes waivers and reimbursements.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT
                                   VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                               FOR THE PERIOD
                                                            SEPTEMBER 30, 2002*
                                                         THROUGH AUGUST 31, 2003
                                                         -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..................          $ 10.00
Net investment income .................................             0.07
Net realized and unrealized gain on investments
   and foreign currency transactions, if any(1) .......             4.77
                                                                 -------
Net increase in net assets resulting from operations ..             4.84
                                                                 -------
Dividends and distributions to shareholders from:
Net investment income .................................            (0.03)
                                                                 -------
Total dividends and distributions to shareholders .....            (0.03)
                                                                 -------
Net asset value, end of period ........................          $ 14.81
                                                                 =======
Total investment return(2) ............................            48.46%
                                                                 =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .............          $11,788
Ratio of expenses to average net assets(3)(4) .........             0.85%
Ratio of expenses to average net assets without
   waivers and expense reimbursements(4) ..............             4.01%
Ratio of net investment income to average net assets(3)(4)          0.72%
Portfolio turnover rate ...............................            98.06%

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3) Includes waivers and reimbursements.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                          SCHNEIDER CAPITAL MANAGEMENT


                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2003



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fourteen investment portfolios, including the Schneider Small Cap Value Fund (the "Small Cap Value Fund") and the Schneider Value Fund (the "Value Fund") (each a "Fund", collectively the "Funds"), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

     PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. Each Fund's securities are valued at the closing price or the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Debt securities held by the Funds generally are valued based on the mean of the bid and asked prices. If a Fund holds foreign equities securities, the calculation of the Fund's net asset value (NAV) will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Funds may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom a Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP "adviser" or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional securities by the next Fund business day. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. For the year/period ended August 31, 2003, the Funds did not enter into any repurchase agreements.

                          SCHNEIDER CAPITAL MANAGEMENT

                                 AUGUST 31, 2003


     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets. The following permanent differences as of August 31, 2003, primarily attributable to net investment losses, nondeductible expenses and foreign currency transactions, were reclassified to the following accounts:

                                                                    INCREASE/(DECREASE)
                                              INCREASE/(DECREASE)       ACCUMULATED       INCREASE/(DECREASE)
                                                 UNDISTRIBUTED         NET REALIZED           ADDITIONAL
                                                NET INVESTMENT          GAIN/(LOSS)             PAID-IN
                                                 INCOME (LOSS)        ON INVESTMENTS            CAPITAL
                                              -------------------   -------------------   -------------------
     Schneider Small Cap Value Fund                 $  791                $(791)                    --
     Schneider Value Fund                            7,588                   --                $(7,588)


     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

                          SCHNEIDER CAPITAL MANAGEMENT

                                 AUGUST 31, 2003


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund's average daily net assets and 0.70% of the Value Fund's average daily net assets, computed daily and payable monthly.

     The adviser agreed to limit the Small Cap Value Fund's and the Value Fund's operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% and 0.85%, of the Fund's average daily net assets, respectively. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the year ended August 31, 2003, investment advisory fees and waivers of expenses were as follows:


                                                                                                       EXPENSE
                                                  GROSS ADVISORY     WAIVERS       NET ADVISORY     REIMBURSEMENT
                                                  --------------    ----------     ------------     -------------
     Schneider Small Cap Value Fund                 $402,710        $(243,385)       $159,325               --
     Schneider Value Fund                             36,721          (36,721)             --          $60,677

     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PFPC Inc. ("PFPC"), serves as administrator for the Funds. PFPC Trust Co. serves as custodian of the Funds. Both PFPC and PFPC Trust Co. are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.


     For providing administration and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses. PFPC, at its discretion, voluntarily agreed to waive a portion of its administration and accounting fees for the Funds. For the year ended August 31, 2003, PFPC's administration and accounting fees and related waivers were as follows:


                                             GROSS ADMINISTRATION                         NET ADMINISTRATION
                                                AND ACCOUNTING                              AND ACCOUNTING
                                           SERVICE FEES AND EXPENSES      WAIVERS      SERVICE FEES AND EXPENSES
                                           -------------------------    ---------      -------------------------
     Schneider Small Cap Value Fund               $106,196              $ (7,037)               $99,159
     Schneider Value Fund                           93,468               (45,834)                47,634

     For providing regulatory administrative services to The RBB Fund, Inc., PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is allocated to each portfolio of The RBB Fund, Inc. based on the portfolio's average net assets as a percentage of the total The RBB Fund, Inc. net assets. The Schneider Small Cap Value Fund and Value Fund portions of these fees for the period June 1, 2003 to August 31, 2003 were $2,189 and $475, respectively.

                          SCHNEIDER CAPITAL MANAGEMENT

                                 AUGUST 31, 2003


     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agency services, PFPC is entitled to receive a monthly fee, subject to a minimum monthly fee of $2,000 per Fund, plus out of pocket expenses. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Value Fund. For the year ended August 31, 2003, transfer agency fees for the Funds were as follows:


                                                GROSS TRANSFER                               NET TRANSFER
                                                  AGENCY FEES             WAIVERS             AGENCY FEES
                                                --------------           ---------           ------------
     Schneider Small Cap Value Fund                 $41,152                    --              $41,152
     Schneider Value Fund                            22,800              $(11,000)              11,800

     For providing custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of .015% of each Fund's average daily gross assets. PFPC Trust Co., at its discretion, voluntarily agreed to waive a portion of their custodial fees for the Value Fund. For the year ended August 31, 2003, custodial fees for the Funds were as follows:


                                                GROSS CUSTODIAL                              NET CUSTODIAL
                                               FEES AND EXPENSES          WAIVERS          FEES AND EXPENSES
                                               -----------------         --------          -----------------
     Schneider Small Cap Value Fund                $60,945                    --                $60,945
     Schneider Value Fund                           30,661               $(5,501)                25,160

     PFPC Distributors, Inc., ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provided certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

     PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Funds. For the year ended August 31, 2003, administrative services fees were as follows:


                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------           ---------        ------------------
     Schneider Small Cap Value Fund                 $60,407              $(52,352)              $8,055
     Schneider Value Fund                             7,883                (6,306)               1,577

     As of August 31, 2003, the Small Cap Value Fund and Value Fund owed PFPC and affiliates $38,356 and $9,737, respectively, for their services.


3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                              PURCHASES               SALES
                                             -----------           -----------
     Schneider Small Cap Value Fund          $34,191,387           $49,979,107
     Schneider Value Fund                     14,520,502             5,921,637

                          SCHNEIDER CAPITAL MANAGEMENT

                                 AUGUST 31, 2003


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2003 the Funds have 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the years ended August 31, 2003 and 2002 were as follows:


                                                                   SCHNEIDER SMALL CAP VALUE FUND
                                              -------------------------------------------------------------------------
                                                FOR THE FISCAL YEAR ENDED                   FOR THE FISCAL YEAR ENDED
                                              ------------------------------             ------------------------------
                                                     AUGUST 31, 2003                             AUGUST 31, 2002
                                              ------------------------------             ------------------------------
                                               SHARES               AMOUNT                 SHARES             AMOUNT
                                              --------          ------------             ---------          -----------
     Sales ..............................       86,783          $  1,296,246             1,197,528          $21,714,637
     Reinvest ...........................       19,345               285,921               118,377            1,935,470
     Repurchases ........................     (987,915)          (15,173,917)             (481,084)          (8,040,305)
                                              --------          ------------             ---------          -----------
     Net increase/(decrease) ............     (881,787)         $(13,591,750)              834,821          $15,609,802
                                              ========          ============             ==========         ===========


                                                   SCHNEIDER VALUE FUND
                                             ---------------------------------
                                             FOR THE PERIOD SEPTEMBER 30, 2002
                                             ---------------------------------
                                                 THROUGH AUGUST 31, 2003
                                             ---------------------------------
                                             SHARES                   AMOUNT
                                             -------                ----------
     Sales ..............................    846,089                $9,869,042
     Reinvest ...........................        450                     5,128
     Repurchases ........................    (50,469)                 (627,734)
                                             -------                ----------
     Net increase .......................    796,070                $9,246,436
                                             =======                ==========


5. FEDERAL INCOME TAX INFORMATION

     At  August  31,  2003,   Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:


                                                                                                        NET UNREALIZED
                                               FEDERAL TAX         UNREALIZED        UNREALIZED          APPRECIATION/
                                                  COST            APPRECIATION      DEPRECIATION         DEPRECIATION
                                               -----------        ------------      ------------        ---------------
     Schneider Small Cap Value Fund            $34,716,870        $16,675,586       $(3,273,870)          $13,401,716
     Schneider Value Fund                        9,610,661          2,112,772           (95,114)            2,017,658

                          SCHNEIDER CAPITAL MANAGEMENT


                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2003


     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED         UNDISTRIBUTED
                                          ORDINARY INCOME       LONG-TERM GAINS
                                          ---------------       ---------------
     Schneider Small Cap Value Fund          $213,208                  --
     Schneider Value Fund                     531,063                  --

      At August 31, 2003, the following Fund had capital loss carryforwards available to offset future capital gains.

                                                    EXPIRING AUGUST 31,
                                                           2011
                                                    -------------------
     Schneider Small Cap Value Fund                      $280,608

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:


                                            ORDINARY       LONG-TERM
                                             INCOME          GAINS          TOTAL
                                           ----------      ----------     ----------
     Schneider Small Cap Value Fund
                                2003       $   84,186      $224,403       $  308,589
                                2002        1,655,227       332,059        1,987,286
     Schneider Value Fund
                                2002         $  9,827          $ --         $  9,827

                          SCHNEIDER CAPITAL MANAGEMENT

                         REPORT OF INDEPENDENT AUDITORS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund and Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                          SCHNEIDER CAPITAL MANAGEMENT

                                 FUND MANAGEMENT

                                   (UNAUDITED)


     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                POSITION(S)    TERM OF OFFICE           PRINCIPAL OCCUPATION(S)  PORTFOLIOS IN       OTHER
 NAME, ADDRESS,                     HELD       AND LENGTH OF                 DURING PAST         FUND COMPLEX    DIRECTORSHIPS
AND DATE OF BIRTH                WITH FUND       TIME SERVED                   5 YEARS            OVERSEEN BY  HELD BY DIRECTOR
                                                                                                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky               Director  - Indefinite: until       Since 1969, Director and          16         Director, Comcast
 Comcast Corporation                         successor is elected    Vice Chairman, Comcast                          Corporation.
 1500 Market Street, 35th Fl.                and qualified or        Corporation (cable
 Philadelphia, PA 19102                      until his death,        television and
 DOB: 7/16/33                                resignation or          communications); Director,
                                             removal.                NDS Group PLC (provider of
                                                                     systems and applications for
                                           - 1988 to present         digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                Director  - Indefinite: until        Since 2000, Vice President,       16                None
 333 Cottman Avenue                          successor is elected    Fox Chase Cancer Center
 Philadelphia, PA 19111                      and qualified or until  (biomedical research and
 DOB: 12/06/35                               his death, resignation  medical care); prior to
                                             or removal.             2000, Executive Vice
                                                                     President, Fox Chase Cancer
                                           - 1988 to present         Center.
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman              Director  - Indefinite: until       Since December 2000,              16                None
 106 Pierrepont Street                       successor is elected    Director, Gabelli Partners,
 Brooklyn, NY 11201                          and qualified or until  L.P. (an investment
 DOB: 5/21/48                                his death, resignation  partnership); Chief
                                             or removal.             Operating Officer and member
                                                                     of the Board of Directors of
                                           - 1991 to present         Outercurve Technologies
                                                                     (wireless enabling services)
                                                                     until April 2001; Chief
                                                                     Operating Officer and member
                                                                     of the Executive Operating
                                                                     Committee of Warburg Pincus
                                                                     Asset Management, Inc.;
                                                                     Executive Officer and
                                                                     Director of Credit Suisse
                                                                     Asset Management Securities,
                                                                     Inc. (formerly Counsellors
                                                                     Securities, Inc.) and
                                                                     Director/Trustee of various
                                                                     investment companies advised
                                                                     by Warburg Pincus Asset
                                                                     Management, Inc. until
                                                                     September 15, 1999; Prior to
                                                                     1997, Managing Director of
                                                                     Warburg Pincus Asset
                                                                     Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg             Director  - Indefinite: until       Since 1974, Chairman,             16          Director, Moyco
 Moyco Technologies, Inc.                    successor is elected    Director and President,                      Technologies, Inc.
 200 Commerce Drive                          and qualified or until  Moyco Technologies, Inc.
 Montgomeryville, PA 18936                   his death, resignation  (manufacturer of precision
 DOB: 3/24/34                                or removal.             coated and industrial
                                                                     abrasives); Since 1999,
                                           - 1991 to present         Director, Pennsylvania
                                                                     Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                          SCHNEIDER CAPITAL MANAGEMENT

                                   (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                POSITION(S)    TERM OF OFFICE           PRINCIPAL OCCUPATION(S)  PORTFOLIOS IN       OTHER
 NAME, ADDRESS,                     HELD       AND LENGTH OF                 DURING PAST         FUND COMPLEX    DIRECTORSHIPS
AND DATE OF BIRTH                WITH FUND       TIME SERVED                   5 YEARS            OVERSEEN BY  HELD BY DIRECTOR
                                                                                                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**              Director  - Indefinite: until       Since July 2002, Senior Vice      16             None
 Oppenheimer & Company, Inc.                 successor is elected    President and prior thereto,
 200 Park Avenue                             and qualified or until  Executive Vice President of
 New York, NY 10166                          his death, resignation  Oppenheimer & Company, Inc.
 DOB:4/16/38                                 or removal.             (formerly Fahnestock & Co.,
                                                                     Inc., a registered
                                           - 1991 to present         broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**            Director  - Indefinite: until       Director of PFPC Inc. from        16             None
 400 Bellevue Parkway                        successor is elected    January 1987 to April 2002;
 Wilmington, DE 19809                        and qualified or until  Chairman and Chief Executive
 DOB: 9/25/38                                his death, resignation  Officer of PFPC Inc. until
                                             or removal.             April 2002; Executive Vice
                                                                     President of PNC Bank,
                                           - August 2002 to          National Association from
                                             present                 October 1981 to April 2002;
                                                                     Director of PFPC
                                                                     International Ltd. (financial
                                                                     services) from August 1993 to
                                                                     April 2002; Director of PFPC
                                                                     International (Cayman) Ltd.
                                                                     (financial services) from
                                                                     September 1996 to April 2002,
                                                                     and Director of International
                                                                     Dollar Reserve Fund, Ltd.
                                                                     (Cayman mutual fund Company)
                                                                     from September 1993 to
                                                                     present; Governor of the
                                                                     Investment Company Institute
                                                                     (investment company industry
                                                                     trade organization) from July
                                                                     1996 to January 2002;
                                                                     Director of PNC Asset
                                                                     Management, Inc. (investment
                                                                     advisory) from September 1994
                                                                     to March 1998; Director of
                                                                     PNC National Bank from
                                                                     October 1995 to November
                                                                     1997; Director of Haydon
                                                                     Bolts, Inc. (bolt
                                                                     manufacturer) and Parkway
                                                                     Real Estate Company
                                                                     (subsidiary of Haydon Bolts,
                                                                     Inc.) since 1984. Mr. Carnall
                                                                     provides consulting services
                                                                     from time to time to PFPC
                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested  Director" of the Company  because he owns shares of The PNC Financial  Services  Group,
   Inc. The investment adviser to the Company's Money Market Portfolio,  BlackRock  Institutional  Management  Corporation,  and the
   Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
   Sablowsky  is  considered  an  "interested  Director"  of the  Company by virtue of his  position  as an officer of a  registered broker-dealer.

                          SCHNEIDER CAPITAL MANAGEMENT

                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                POSITION(S)    TERM OF OFFICE           PRINCIPAL OCCUPATION(S)  PORTFOLIOS IN       OTHER
 NAME, ADDRESS,                     HELD       AND LENGTH OF                 DURING PAST         FUND COMPLEX    DIRECTORSHIPS
AND DATE OF BIRTH                WITH FUND       TIME SERVED                   5 YEARS            OVERSEEN BY  HELD BY DIRECTOR
                                                                                                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                        OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                 President - Indefinite: until       Certified Public Accountant;      N/A            N/A
 400 Bellevue Parkway               and      successor is            Vice Chairman of the Board,
 4th Floor                       Treasurer   elected.                Fox Chase Cancer Center;
 Wilmington, DE 19809                                                Trustee Emeritus,
 DOB: 6/29/24                              - Since 1991 and 1988,    Pennsylvania School for the
                                             respectively            Deaf; Trustee Emeritus,
                                                                     Immaculata University;
                                                                     President or Vice President
                                                                     and Treasurer of various
                                                                     investment companies advised
                                                                     by subsidiaries of PNC Bank
                                                                     Corp. from 1981 to 1997;
                                                                     Managing General Partner,
                                                                     President and Treasurer of
                                                                     Chestnut Street Exchange
                                                                     Fund; Director of the
                                                                     Bradford Funds, Inc. from
                                                                     1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                    Secretary - Indefinite: until       Since 2000, Vice President        N/A             N/A
 301 Bellevue Parkway                        successor is            and Counsel, PFPC Inc.
 2nd Floor                                   elected.                (financial services company);
 Wilmington, DE 19809                                                Associate, Stradley, Ronon,
 DOB: 1/27/68                              - Since 2003              Stevens & Young, LLC(law
                                                                     firm) from 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)



     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U. S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2003, the following dividends and distributions per share were paid by each of the Funds:


                                       NET INVESTMENT INCOME    SHORT-TERM GAINS    LONG-TERM GAINS
                                       ---------------------    ----------------    ---------------
     Schneider Small Cap Value Fund        $.0302                        --              $.0805

     Schneider Value Fund                   .0267                    $.0010                  --


     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 15.65%.

     These amounts were reported to shareholders as income in 2002. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding a Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

================================================================================

                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT


                                    SMALL CAP
                                   GROWTH FUND

                                  ANNUAL REPORT
                                 AUGUST 31, 2003

================================================================================

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                 PRIVACY NOTICE
                                   (UNAUDITED)

The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

         o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

         o Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

October 2003

--------------------------------------------------------------------------------
                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

Fellow Shareholder:

Equity market performance improved dramatically in the latest fiscal year after two fiscal years of mostly negative returns. Accordingly, the Bogle Small Cap Growth Fund posted its strongest twelve-month result, in absolute terms, since January of 2001. For the fiscal year ending August 31, 2003, the Fund's Investor shares (NASDAQ symbol BOGLX) advanced +27.25%, the Institutional shares (NASDAQ symbol BOGIX) gained +27.37%, and the Russell 2000 benchmark returned +29.07%. The Fund lagged its benchmark for the period due to poor performance in October and November of last year, which continued to drag down twelve-month relative returns. For the calendar year-to-date (January 1, 2003 through August 31,
2003), the Fund outpaced the benchmark with gains of +36.69% for the Investor shares and +36.81% for the Institutional shares compared to a Russell 2000 advance of +31.00%. Over the longer-term since inception (October 1, 1999 through August 31, 2003), the Fund has significantly outperformed the Russell 2000 Index. Since inception, the Fund's annualized return of +18.64% for the Investor shares and +18.72% for the Institutional shares is well ahead of the annualized gain of +5.35% for the benchmark Russell 2000. The August 31, 2003 dollar value of a $10,000 investment made at the start of the Fund's operations, compared to the same investment in the benchmark, is shown in the charts on the next two pages. The balance of this letter, our fourth annual report to shareholders, covers the market environment, performance attribution, Fund characteristics, our fiscal year "report card," and an update on the progress of the mutual fund business at Bogle Investment Management, L.P.

MARKET ENVIRONMENT. The fiscal year began last September with U.S. equity markets testing new lows after an extremely volatile summer. A short-lived, speculative rally in October and November of last year proved unsustainable and most of the markets' positive performance from that period was lost over the next three months. During these first six months of the fiscal year, earnings uncertainty and geopolitical instability contributed to the market's volatility and weak performance. Then, in early March of this year, right around the three-year anniversary of the market bubble peak and the start of the bear market, U.S. equities began a rally that extended through the end of the fiscal year in August. All major U.S. equity indices posted double-digit returns in this environment, propelling results into double-digit positive territory for both the calendar year-to-date and the fiscal year. Although the rally was broadly based, according to our measures, those segments of the market that tend to outperform early in an economic recovery clearly emerged as leaders. Thus, we saw strong relative performance in growth versus value stocks (mostly in smaller cap stocks), small versus large stocks, and speculative versus non-speculative stocks. For the fiscal year, small cap stocks more than doubled the returns of large cap stocks, as the Russell 2000 Index advanced +29.07% while the Russell 1000 Index earned +12.86%. For the first time in almost three years, small growth stocks led small value stocks on a rolling twelve-month basis, although both segments experienced robust results. For the fiscal year, the Russell 2000 Growth Index leapt +34.91% while the Russell 2000 Value Index returned a still impressive +23.67%.


                                                (Commentary continues on page 5)

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT
         MANAGEMENT SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS.
                               RUSSELL 2000 INDEX

                                [GRAPHIC OMITTED]

------------------------------------------------------------------------------
                                                TOTAL RETURNS
                          ----------------------------------------------------
                           GROWTH OF $10,000    ONE YEAR ENDED        AVERAGE
                          ON AUGUST 31, 2003    AUGUST 31, 2003      ANNUAL(3)
                          ------------------    ---------------      ---------
   BOGLE INVESTMENT
     MANAGEMENT SMALL CAP
     GROWTH FUND --
     INSTITUTIONAL CLASS       $19,585               27.37%             18.72%
   RUSSELL 2000 INDEX          $12,263               29.07%              5.35%
------------------------------------------------------------------------------

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               BOGLE INSTITUTIONAL SHARES     RUSSELL 2000 INDEX
9/30/99                $10,000.00                  $10,000.00
10/31/99               $10,325.00                  $10,041.00
11/30/99               $11,350.00                  $10,640.45
12/31/99               $13,016.66                  $11,844.95
1/31/00                $12,583.33                  $11,654.24
2/29/00                $14,824.99                  $13,578.36
3/31/00                $15,099.99                  $12,683.54
4/30/00                $14,691.66                  $11,920.00
5/31/00                $14,258.33                  $11,225.06
6/30/00                $15,933.33                  $12,203.88
7/31/00                $15,758.33                  $11,810.92
8/31/00                $17,424.99                  $12,712.09
9/30/00                $17,116.66                  $12,338.36
10/31/00               $17,091.66                  $11,788.07
11/30/00               $15,221.29                  $10,577.43
12/31/00               $16,506.26                  $11,486.03
1/31/01                $16,851.22                  $12,084.46
2/28/01                $15,850.84                  $11,291.72
3/31/01                $15,074.68                  $10,739.55
4/30/01                $16,644.24                  $11,579.38
5/31/01                $17,196.18                  $11,864.24
6/30/01                $17,541.13                  $12,273.55
7/31/01                $17,385.90                  $11,609.55
8/31/01                $16,833.97                  $11,234.56
9/30/01                $15,195.42                   $9,722.39
10/31/01               $15,954.33                  $10,291.15
11/30/01               $16,601.12                  $11,087.69
12/31/01               $17,368.66                  $11,771.80
1/31/02                $17,670.49                  $11,649.37
2/28/02                $17,282.42                  $11,330.18
3/31/02                $18,515.64                  $12,241.12
4/30/02                $18,903.72                  $12,352.52
5/31/02                $18,144.81                  $11,804.07
6/30/02                $17,523.89                  $11,218.59
7/31/02                $15,178.17                   $9,524.58
8/31/02                $15,376.52                   $9,500.77
9/30/02                $14,212.19                   $8,818.61
10/31/02               $14,358.79                   $9,101.69
11/30/02               $14,902.10                   $9,913.56
12/31/02               $14,315.70                   $9,361.38
1/31/03                $14,212.20                   $9,102.07
2/28/03                $13,824.10                   $8,827.18
3/31/03                $13,858.60                   $8,941.05
4/30/03                $15,134.90                   $9,788.67
5/31/03                $16,695.90                  $10,838.99
6/30/03                $17,239.20                  $11,035.17
7/31/03                $18,670.70                  $11,725.98
8/31/03                $19,584.90                  $12,263.03

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Bogle Investment Management, LP waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2003.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000 INDEX

                                [GRAPHIC OMITTED]

------------------------------------------------------------------------------
                                                TOTAL RETURNS
                          ----------------------------------------------------
                           GROWTH OF $10,000    ONE YEAR ENDED        AVERAGE
                          ON AUGUST 31, 2003    AUGUST 31, 2003      ANNUAL(3)
                          ------------------    ---------------      ---------
   BOGLE INVESTMENT
     MANAGEMENT SMALL CAP
     GROWTH FUND --
     INVESTOR CLASS             $19,534              27.25%             18.64%
   RUSSELL 2000 INDEX           $12,263              29.07%              5.35%
------------------------------------------------------------------------------
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  BOGLE INVESTOR SHARES    RUSSELL 2000 INDEX
9/30/99                $10,000.00             $10,000.00
10/31/99               $10,325.00             $10,041.00
11/30/99               $11,350.00             $10,640.45
12/31/99               $13,008.33             $11,844.95
1/31/00                $12,583.33             $11,654.24
2/29/00                $14,824.99             $13,578.36
3/31/00                $15,099.99             $12,683.54
4/30/00                $14,691.66             $11,920.00
5/31/00                $14,249.99             $11,225.06
6/30/00                $15,924.99             $12,203.88
7/31/00                $15,749.99             $11,810.92
8/31/00                $17,408.33             $12,712.09
9/30/00                $17,099.99             $12,338.36
10/31/00               $17,074.99             $11,788.07
11/30/00               $15,212.95             $10,577.43
12/31/00               $16,497.94             $11,486.03
1/31/01                $16,842.91             $12,084.46
2/28/01                $15,833.88             $11,291.72
3/31/01                $15,057.71             $10,739.55
4/30/01                $16,627.30             $11,579.38
5/31/01                $17,179.25             $11,864.24
6/30/01                $17,524.21             $12,273.55
7/31/01                $17,368.98             $11,609.55
8/31/01                $16,808.41             $11,234.56
9/30/01                $15,169.83              $9,722.39
10/31/01               $15,937.37             $10,291.15
11/30/01               $16,575.56             $11,087.69
12/31/01               $17,334.48             $11,771.80
1/31/02                $17,644.95             $11,649.37
2/28/02                $17,248.24             $11,330.18
3/31/02                $18,498.74             $12,241.12
4/30/02                $18,878.20             $12,352.52
5/31/02                $18,119.28             $11,804.07
6/30/02                $17,498.34             $11,218.59
7/31/02                $15,161.20              $9,524.58
8/31/02                $15,350.93              $9,500.77
9/30/02                $14,186.64              $8,818.61
10/31/02               $14,333.25              $9,101.69
11/30/02               $14,876.60              $9,913.56
12/31/02               $14,290.10              $9,361.38
1/31/03                $14,186.60              $9,102.07
2/28/03                $13,798.60              $8,827.18
3/31/03                $13,833.10              $8,941.05
4/30/03                $15,109.40              $9,788.67
5/31/03                $16,661.80             $10,838.99
6/30/03                $17,196.50             $11,035.17
7/31/03                $18,628.10             $11,725.98
8/31/03                $19,533.60             $12,263.03

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Bogle Investment Management, LP waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2003.

PERFORMANCE ATTRIBUTION. For the fiscal year, the Fund's Investor Class of shares underperformed the benchmark Russell 2000 by -1.82%, net of all fees, and the Institutional Class of shares underperformed by -1.70%, net of all fees. This underperformance was attributed to poor stock selection in last year's October/November rally and was discussed in our semi-annual report to shareholders earlier this year. Recall that during most of 2002 our investment models did not find many higher-growth stocks attractive, which hurt performance in the October/November rally. However, by early 2003 our models were increasingly identifying growth stocks as attractive investment opportunities, and the Fund became less underweighted in these stocks than it had been throughout 2002. As noted in the introduction, the combination of this portfolio shift and positive stock selection drove Fund performance ahead of benchmark for the first eight months of this year.

When we analyze performance we tend to look at it in terms of our three primary investment tools: financial quality, earnings improvement, and relative valuation. In the latest fiscal year, the financial quality model performed well, while both the earnings improvement and relative valuation models detracted from results and produced fairly volatile returns. Not surprisingly, most of the weakness in these two models occurred late last year, although the earnings model faltered again in April of this year. Since the start of 2003, all of the three main models have added value. As we have discussed in the past, we find that some of our best performers are those that are identified by the financial quality model prior to a significant improvement in earnings. For example, Amkor Technology Inc., which is in the business of testing and packaging semiconducters, was identified at the end of last year as a relatively inexpensive stock with solid earnings and cashflow. As earnings improved in 2003, the stock attracted increasing investor interest, and by the end of August was up more than 200% from the start of 2003. Another example is Wireless Facilities, a company that designs and manages wireless telecommunications networks. We began buying this stock back in December of last year based almost entirely on its highly favorable financial quality ranking. Since that time, earnings trends have improved and the stock price has approximately doubled.

FUNDAMENTAL CHARACTERISTICS. At the margin, our overall model tends to favor stocks with above-average growth expectations. However, as growth companies really began to struggle to maintain strong balance sheets and meet earnings expectations, our process was increasingly attracted to lower growth companies that were perceived to have more stable earnings trends. The Fund's return to a modest growth bias can be seen in the portfolio characteristics presented in the table to the right. Note that the Fund still has a below-benchmark price-to-sales ratio because price-to-sales is the primary consideration in our relative valuation model.

--------------------------------------------------------------
                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2003
                                   (UNAUDITED)
                           ---------------------------

                                                     RUSSELL
MEDIAN                                 BOGLX          2000
--------                              -------       --------
Median Market Cap ($mil.)              $822           $718
Long-Term Estimated Earnings
   Growth Rate                         16.7%          15.0%
Price/Historical Earnings              26.4x          27.7x
Price/Forward Earnings                 20.5x          17.9x
Price/Sales                            1.2x           1.8x
--------------------------------------------------------------

REPORT CARD. It is our custom to grade ourselves on our investment performance and client service over the past year. On our performance we give ourselves a C. We lagged our benchmark for the fiscal year, although results since October and November have bounced back such that for the calendar year-to-date through

August the Fund was ahead of the benchmark by more than five percentage points. On client service we keep ourselves at a grade of B. Simply, there is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Please feel free to let us know if we can assist in this area or if you have any feedback on your servicing experience. We are committed to answering your questions promptly and addressing problems quickly.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. Our staffing remains at seven full-time employees, all owners of the business, and a part-time office manager. Our mutual fund remains closed to new investors; however, we still receive small investments from existing shareholders. The combination of these additional investments and the Fund's strong appreciation brought assets in the Fund to $250 million at the end of August. We have been able to regularly renegotiate our commission rates and, while there is no guarantee that commission rates will remain at current levels, in June, we reduced our average commission to below a penny a share. Finally, please note that Fund information, including daily Fund returns, is available on our website, www.boglefunds.com.

As always, thank you for your business and for your continuing commitment to our Fund during these volatile times.


Respectfully,
Bogle Investment Management, L.P.


Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

----------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000 IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003

                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
COMMON STOCKS--96.1%
BASIC INDUSTRY--2.6%
   Aceto Corp. ..............................        50,000         $    951,500
   Crown Holdings, Inc.* ....................       118,500              879,270
   Louisiana-Pacific Corp.* .................       144,000            1,893,600
   MacDermid, Inc. ..........................        43,300            1,237,947
   OM Group, Inc.* ..........................       108,600            1,463,928
                                                                    ------------
                                                                       6,426,245
                                                                    ------------
CONSUMER CYCLICAL--14.7%
   7-Eleven, Inc.* ..........................        16,000              196,640
   Applica, Inc. ............................        67,500              529,200
   Barnes & Noble, Inc.* ....................        52,000            1,362,400
   Big Lots, Inc.* ..........................        71,900            1,315,770
   Brown Shoe Co., Inc. .....................        36,600            1,134,600
   Carlisle Cos., Inc. ......................        31,200            1,419,288
   Central Garden & Pet Co.* ................        25,900              720,797
   Charming Shoppes, Inc.* ..................        93,400              560,400
   Checkers Drive-In
     Restaurants, Inc.* .....................        94,500              965,790
   CKE Restaurants, Inc.* ...................       165,000            1,039,500
   Claire's Stores, Inc. ....................        24,300              839,565
   Covenant Transport, Inc.,
     Class A* ...............................        39,200              664,440
   Culp, Inc.* ..............................        92,600              793,582
   Emmis Communications
     Corp., Class A* ........................        23,000              493,350
   ExpressJet Holdings, Inc.,
     Class A* ...............................       103,400            1,401,070
   GameStop Corp., Class A* .................        58,700              976,181
   Hollinger International, Inc.,
     Class A ................................        43,000              539,220
   Hovnanian Enterprises, Inc.,
     Class A* ...............................        25,700            1,584,919
   Insight Enterprises, Inc.* ...............       101,400            1,823,172
   Kerzner International Ltd.* ..............        35,200            1,084,160
   M/I Schottenstein Homes,
     Inc. ...................................        32,600            1,414,188
   Marvel Enterprises, Inc.* ................        80,400            1,760,760
   Mesa Air Group, Inc.* ....................       207,000            2,457,090
   Mikohn Gaming Corp.* .....................        85,200              538,464
   OfficeMax, Inc.* .........................       243,400            2,263,620
   Russell Corp. ............................        70,600            1,361,168


                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
CONSUMER CYCLICAL--(CONTINUED)
   ServiceMaster Co., (The) .................        56,200         $    562,562
   ShopKo Stores, Inc.* .....................        59,800              823,446
   Thor Industries, Inc. ....................        18,100              980,839
   Toro Co., (The) ..........................        34,300            1,611,414
   Tuesday Morning Corp.* ...................        43,400            1,502,508
   Vans, Inc.* ..............................        98,700              912,975
   WCI Communities, Inc.* ...................        27,600              425,868
                                                                    ------------
                                                                      36,058,946
                                                                    ------------
CONSUMER GROWTH--19.9%
   ALARIS Medical Systems,
     Inc.* ..................................       104,800            1,797,320
   American Medical Security
     Group, Inc.* ...........................        57,200            1,155,440
   Bradley Pharmaceuticals,
     Inc.* ..................................        68,600            1,783,600
   Bright Horizons Family
     Solutions, Inc.* .......................        17,400              677,556
   Candela Corp.* ...........................        56,900              797,169
   Chronimed, Inc.* .........................        87,800              951,752
   Church & Dwight, Inc. ....................         9,700              309,915
   Cytyc Corp.* .............................        69,400              907,752
   Dade Behring Holdings, Inc.* .............        44,800            1,249,920
   Eclipsys Corp.* ..........................       104,600            1,574,230
   Encore Medical Corp.* ....................        76,400              459,928
   Endo Pharmaceuticals
     Holdings, Inc.* ........................        99,200            1,681,440
   Eon Labs, Inc.* ..........................        35,400            1,195,458
   Gen-Probe, Inc.* .........................        22,000            1,391,280
   Genencor International, Inc.* ............        98,800            1,629,212
   Great Atlantic & Pacific Tea
     Co., Inc., (The)* ......................        90,700              867,999
   HealthTronics Surgical
     Services, Inc.* ........................       104,100              724,536
   ICN Pharmaceuticals, Inc. ................       106,800            1,869,000
   IDEXX Laboratories, Inc.* ................        39,500            1,643,595
   Imax Corp.* ..............................       116,100              899,775
   International Multifoods
     Corp.* .................................        59,000            1,475,590
   ITT Educational Services,
     Inc.* ..................................        55,600            2,410,260


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
CONSUMER GROWTH--(CONTINUED)
   John B. Sanfilippo & Son,
     Inc.* ..................................        44,200         $    723,112
   Kos Pharmaceuticals, Inc.* ...............        47,600            1,794,520
   Mid Atlantic Medical
     Services, Inc.* ........................        16,400              804,584
   Nash-Finch Co. ...........................        68,800            1,100,800
   Pathmark Stores, Inc.* ...................       158,900            1,390,375
   Per-Se Technologies, Inc.* ...............        83,600            1,343,452
   PerkinElmer, Inc. ........................       112,900            1,867,366
   Perrigo Co. ..............................        34,500              484,725
   PSS World Medical, Inc.* .................       187,600            1,740,928
   Quintiles Transnational
     Corp.* .................................        39,600              563,904
   Ralcorp Holdings, Inc.* ..................        48,100            1,367,002
   STAAR Surgical Co.* ......................        93,700            1,129,085
   STERIS Corp.* ............................        44,200            1,035,164
   Sybron Dental Specialties,
     Inc.* ..................................        57,100            1,366,974
   U.S. Oncology, Inc.* .....................       129,500            1,029,525
   University of Phoenix
     Online* ................................        24,900            1,685,481
   Varian Medical Systems,
     Inc.* ..................................        18,800            1,049,980
   Zymogenetics, Inc.* ......................        69,800              991,160
                                                                    ------------
                                                                      48,920,864
                                                                    ------------
ENERGY--1.6%
   Grey Wolf, Inc.* .........................       201,200              762,548
   KCS Energy, Inc.* ........................       115,900              799,710
   Nuevo Energy Co.* ........................        70,100            1,269,511
   Vintage Petroleum, Inc. ..................       100,900            1,128,062
                                                                    ------------
                                                                       3,959,831
                                                                    ------------
FINANCIAL--18.0%
   Accredited Home Lenders
     Holding Co.* ...........................        44,900              722,441
   American Home Mortgage
     Holdings, Inc. .........................        85,700            1,375,485
   Arch Capital Group Ltd.* .................        36,600            1,244,400
   Banco Itau Holding
     Financeira S.A. - ADR ..................        32,500            1,230,775
   BOK Financial Corp.* .....................        48,377            1,916,697


                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
FINANCIAL--(CONTINUED)
   Cash America International,
     Inc. ...................................        91,500         $  1,587,525
   CompuCredit Corp.* .......................        47,900              702,693
   First American Corp. .....................        65,300            1,578,954
   First BanCorp ............................        49,200            1,510,932
   First Cash Financial Services,
     Inc.* ..................................        64,800            1,302,480
   First Citizens BancShares,
     Inc., Class A ..........................        14,400            1,544,112
   FirstFed Financial Corp.* ................        43,100            1,711,070
   Flagstar Bancorp, Inc. ...................        86,100            1,681,533
   H & R Block, Inc. ........................        10,900              480,690
   Hub International Ltd. ...................        79,000            1,388,820
   Knight Trading Group, Inc.* ..............       106,500              987,255
   LandAmerica Financial
     Group, Inc. ............................        33,500            1,537,650
   Max Re Capital Ltd. ......................       105,500            1,740,750
   Phoenix Companies, Inc.,
     (The) ..................................        71,200              756,144
   Provident Bankshares Corp. ...............        12,200              348,920
   Providian Financial Corp.* ...............       141,500            1,450,375
   R & G Financial Corp.,
     Class B ................................        64,600            1,925,080
   StanCorp Financial Group,
     Inc. ...................................        29,600            1,678,024
   State Auto Financial Corp. ...............        70,100            1,767,852
   Stewart Information Services
     Corp.* .................................        51,500            1,506,890
   U.S.I. Holdings Corp.* ...................        82,000              971,700
   UICI* ....................................        95,500            1,193,750
   UMB Financial Corp. ......................        22,500            1,070,550
   Unibanco-Uniao de Bancos
     Brasileiros S.A. - ADR .................        83,200            1,601,600
   Westcorp .................................        24,200              861,036
   WFS Financial, Inc.* .....................        32,500            1,268,150
   World Acceptance Corp.* ..................        97,100            1,353,574
   WSFS Financial Corp. .....................        46,700            2,040,790
                                                                    ------------
                                                                      44,038,697
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2003

                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
INDUSTRIAL--11.5%
   ADVO, Inc.* ..............................        29,000         $  1,280,350
   Belden, Inc. .............................        13,400              245,756
   Briggs & Stratton Corp. ..................        23,700            1,393,560
   Casella Waste Systems, Inc.,
     Class A* ...............................        89,400            1,086,210
   Charles River Associates, Inc.* ..........        40,700            1,369,148
   Dura Automotive Systems,
     Inc., Class A* .........................        82,800              872,712
   FMC Technologies, Inc.* ..................        59,900            1,417,833
   Genlyte Group, Inc., (The)* ..............        15,400              619,234
   Gevity HR, Inc. ..........................        93,200            1,460,444
   Global Industries Ltd.* ..................       185,300              896,852
   GrafTech International Ltd.* .............        46,500              372,000
   Intermet Corp. ...........................       104,600              399,572
   Jacuzzi Brands, Inc.* ....................       256,500            1,459,485
   Kelly Services, Inc., Class A ............        16,600              435,252
   Lennox International, Inc. ...............        43,900              709,424
   MPS Group, Inc.* .........................       150,300            1,435,365
   Oceaneering International,
     Inc.* ..................................        31,100              764,438
   Oshkosh Truck Corp. ......................        21,800              853,034
   Pacer International, Inc.* ...............        56,400            1,122,360
   Power-One, Inc.* .........................       210,400            2,484,824
   Quanta Services, Inc.* ...................       177,300            1,686,123
   Rollins, Inc. ............................        78,600            1,409,298
   Thomas & Betts Corp.* ....................        55,800              953,064
   UNOVA, Inc.* .............................       124,100            1,979,395
   Wabash National Corp.* ...................        88,300            1,576,155
                                                                    ------------
                                                                      28,281,888
                                                                    ------------
TECHNOLOGY--26.3%
   Advanced Digital
     Information Corp.* .....................       158,400            2,138,400
   Alliance Data Systems
     Corp.* .................................        35,400            1,047,840
   Amkor Technology, Inc.* ..................       123,700            2,174,646
   Analogic Corp. ...........................        25,100            1,282,861
   Andrew Corp.* ............................        33,857              419,149
   Aspect Communications
     Corp.* .................................       178,500            1,469,055
   ATI Technologies, Inc.* ..................       126,700            1,913,170
   Avaya, Inc.* .............................       118,700            1,240,415


                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
TECHNOLOGY--(CONTINUED)
   Avid Technology, Inc.* ...................        22,700         $  1,127,055
   Benchmark Electronics, Inc.* .............        30,500            1,353,590
   Brightpoint, Inc.* .......................        98,900            2,644,586
   Checkpoint Systems, Inc.* ................        80,600            1,297,660
   Chinadotcom Corp.,
     Class A* ...............................       115,100            1,063,524
   CIBER, Inc.* .............................        44,300              472,238
   CNET Networks, Inc.* .....................       128,300            1,080,286
   Comtech Telecommunications
     Corp.* .................................        27,200              661,232
   Conexant Systems, Inc.* ..................       173,800              952,424
   CTS Corp. ................................        99,600            1,282,848
   Digital Insight Corp.* ...................        16,200              387,990
   Digitas, Inc.* ...........................       148,000            1,013,800
   DoubleClick, Inc.* .......................        63,900              720,153
   EarthLink, Inc.* .........................       102,100              774,939
   Epicor Software Corp.* ...................       186,400            1,511,704
   Gateway, Inc.* ...........................       202,000            1,165,540
   Harmonic, Inc.* ..........................       203,900              876,770
   iManage, Inc.* ...........................        74,700              522,900
   InFocus Corp.* ...........................         7,500               38,850
   Informatica Corp.* .......................       140,400            1,248,156
   Innovex, Inc.* ...........................        94,400            1,247,968
   Intervoice, Inc.* ........................       141,000            1,012,380
   Iomega Corp.* ............................        76,400              884,712
   Keane, Inc.* .............................       108,000            1,590,840
   Macromedia, Inc.* ........................        29,400              700,896
   Micromuse, Inc.* .........................       154,900            1,267,082
   Microsemi Corp.* .........................        78,000            1,542,060
   MTS Systems Corp. ........................        69,500              931,300
   Mykrolis Corp.* ..........................        92,200            1,161,720
   NDS Group PLC - ADR* .....................        40,800              651,168
   Netegrity, Inc.* .........................        75,600              731,052
   Network Equipment
     Technologies, Inc.* ....................         5,000               46,350
   Planar Systems, Inc.* ....................        39,600              951,588
   Progress Software Corp.* .................        51,200            1,051,648
   QuickLogic Corp.* ........................       113,600            1,022,400
   RadiSys Corp.* ...........................       100,200            1,778,550
   Retek, Inc.* .............................       179,800            1,299,954
   Sierra Wireless, Inc.* ...................       107,900              996,996
   Sonus Networks, Inc.* ....................       243,000            1,725,300


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2003

                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
TECHNOLOGY--(CONTINUED)
   SpectraLink Corp.* .......................        58,600         $  1,084,100
   SupportSoft, Inc.* .......................       139,300            1,239,770
   Sykes Enterprises, Inc.* .................       110,500              828,750
   Teledyne Technologies, Inc.* .............        69,600            1,061,400
   Time Warner Telecom, Inc.,
     Class A* ...............................       226,700            1,323,928
   Tradestation Group, Inc.* ................        25,200              250,740
   Transaction Systems
     Architects, Inc., Class A* .............        73,800            1,050,912
   United Online, Inc.* .....................        14,100              537,351
   Vitesse Semiconductor Corp.* .............       132,200              902,926
   Wavecom S.A. - ADR* ......................        61,500              763,830
   Westell Technologies, Inc.,
     Class A* ...............................        88,200              707,364
   Western Digital Corp.* ...................        15,300              175,797
   Wireless Facilities, Inc.* ...............       156,300            2,150,688
                                                                    ------------
                                                                      64,553,301
                                                                    ------------

UTILITY--1.5%
   AES Corp., (The)* ........................        56,400              365,472
   Companhia Energetica de
     Minas Gerais - ADR .....................        17,900              196,005
   IDT Corp.* ...............................        79,800            1,398,096
   New Jersey Resources Corp. ...............        30,600            1,104,660
   Peoples Energy Corp. .....................        12,000              481,800
                                                                    ------------
                                                                       3,546,033
                                                                    ------------
     TOTAL COMMON STOCKS
       (Cost $186,908,555) ................................          235,785,805
                                                                    ------------


                                                   NUMBER
                                                  OF SHARES            VALUE
                                                  ---------         ------------
SHORT TERM INVESTMENTS--3.6%
   Galaxy Money Market Fund
     0.63% 09/02/03 .........................     4,404,610         $  4,404,610
   Wilmington Prime Money
     Market Portfolio
     0.62% 09/02/03 .........................     4,404,611            4,404,611
                                                                    ------------
     TOTAL SHORT TERM
       INVESTMENTS
       (Cost $8,809,221) ..................................            8,809,221
                                                                    ------------
TOTAL INVESTMENTS--99.7%
   (Cost $195,717,776) ....................................          244,595,026
                                                                    ------------

ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.3% ................................              758,240
                                                                    ------------
NET ASSETS--100.0% ........................................         $245,353,266
                                                                    ============

----------
 * Non-income producing.
ADR -- American Depository Receipt.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2003

ASSETS
   Investments, at value (cost - $195,717,776) ..................  $244,595,026
   Receivable for investments sold ..............................     1,200,044
   Receivable for Fund shares sold ..............................     1,032,493
   Dividends receivable .........................................        43,755
   Prepaid expenses and other assets ............................        20,560
                                                                   ------------
     Total assets ...............................................   246,891,878
                                                                   ------------
LIABILITIES
   Payable for investments purchased ............................     1,167,744
   Payable to the Adviser .......................................       187,820
   Accrued expenses and other liabilities .......................        98,971
   Payable for Fund shares redeemed .............................        84,077
                                                                   ------------
     Total liabilities ..........................................     1,538,612
                                                                   ------------
NET ASSETS
   Capital stock, $0.001 par value ..............................        10,818
   Additional paid-in capital ...................................   208,899,920
   Accumulated net investment loss ..............................      (505,736)
   Accumulated net realized loss from investments ...............   (11,928,986)
   Net unrealized appreciation on investments ...................    48,877,250
                                                                   ------------
     Net assets .................................................  $245,353,266
                                                                   ============
INSTITUTIONAL CLASS
   Net assets ...................................................  $132,844,913
                                                                   ------------
   Shares outstanding ...........................................     5,850,669
                                                                   ------------
   Net asset value, offering and redemption price per share .....  $      22.71
                                                                   ============
INVESTOR CLASS
   Net assets ...................................................  $112,508,353
                                                                   ------------
   Shares outstanding ...........................................     4,967,343
                                                                   ------------
   Net asset value, offering and redemption price per share .....  $      22.65
                                                                   ============




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                             STATEMENT OF OPERATIONS



                                                                    FOR THE
                                                                  YEAR ENDED
                                                                AUGUST 31, 2003
                                                                ---------------
INVESTMENT INCOME
   Dividends(1) ................................................  $ 1,173,938
                                                                  -----------
     Total investment income ...................................    1,173,938
                                                                  -----------
EXPENSES
   Advisory fees ...............................................    1,793,744
   Administrative service fees .................................      269,062
   Administration and accounting fees and expenses .............      244,611
   Transfer agent fees and expenses ............................      106,365
   Audit and legal fees ........................................       86,216
   Shareholder servicing fees ..................................       86,764
   Printing fees ...............................................       59,907
   Custodian fees and expenses .................................       53,812
   Federal and state registration fees .........................       32,255
   Directors fees and expenses .................................       25,606
   Insurance and other expenses ................................       10,872
                                                                  -----------
     Total expenses before waivers and reimbursements. .........    2,769,214
     Less: waivers and reimbursements ..........................     (440,270)
                                                                  -----------
     Net expenses ..............................................    2,328,944
                                                                  -----------
   Net investment loss .........................................   (1,155,006)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss from investments ..........................   (8,671,658)
   Net change in unrealized appreciation on investments ........   60,570,492
                                                                  -----------
   Net realized and unrealized gain from investments ...........   51,898,834
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $50,743,828
                                                                  ===========

----------
(1) Net of foreign taxes of $4,351.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE              FOR THE
                                                                                   YEAR ENDED           YEAR ENDED
                                                                                 AUGUST 31, 2003      AUGUST 31, 2002
                                                                                 ---------------      ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .......................................................     $ (1,155,006)        $   (229,987)
   Net realized loss from investments ........................................       (8,671,658)          (1,202,169)
   Net change in unrealized appreciation/(depreciation)
     on investments ..........................................................       60,570,492          (18,690,809)
                                                                                   ------------         ------------
   Net increase/(decrease) in net assets resulting from operations ...........       50,743,828          (20,122,965)
                                                                                   ------------         ------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income Institutional shares ................................               --                   --
   Net investment income Investor shares .....................................               --                   --
                                                                                   ------------         ------------
     Total dividends to shareholders .........................................               --                   --
                                                                                   ------------         ------------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) .......................................       25,050,315           98,901,263
                                                                                   ------------         ------------
   Total increase in net assets ..............................................       75,794,143           78,778,298
                                                                                   ------------         ------------
NET ASSETS
   Beginning of period .......................................................      169,559,123           90,780,825
                                                                                   ------------         ------------
   End of period(1) ..........................................................     $245,353,266         $169,559,123
                                                                                   ============         ============

----------
(1) Including accumulated net investment loss of $(505,736) for the year ended August 31, 2003.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
                                             -----------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                 FOR THE             FOR THE           FOR THE      OCTOBER 1, 1999*
                                               YEAR ENDED          YEAR ENDED        YEAR ENDED          THROUGH
                                             AUGUST 31, 2003     AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                             ---------------     ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......     $ 17.83             $ 19.52           $ 20.91           $ 12.00
                                                 -------             -------           -------           -------
Net investment loss ........................       (0.11)**            (0.02)            (0.07)**          (0.05)**
Net realized and unrealized gain (loss)
   on investments ..........................        4.99**             (1.67)            (0.66)**           8.96**
                                                 -------             -------           -------           -------
Net increase (decrease) in net assets
   resulting from operations ...............        4.88               (1.69)            (0.73)             8.91
                                                 -------             -------           -------           -------
Distributions to shareholders from:
Net realized capital gains .................          --                  --             (0.66)               --
                                                 -------             -------           -------           -------
Net asset value, end of period .............     $ 22.71             $ 17.83           $ 19.52           $ 20.91
                                                 =======             =======           =======           =======
Total investment return(1) .................       27.37%              (8.66)%           (3.39)%           74.25%
                                                 =======             =======           =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .........................    $132,845             $80,639           $36,526            $5,593
Ratio of expenses to average net assets
   with waivers and reimbursements .........        1.25%               1.25%             1.25%             1.25%(2)
Ratio of expenses to average net assets
   without waivers and
   reimbursements ..........................        1.50%               1.50%             1.68%             3.91%(2)
Ratio of net investment loss to average
   net assets ..............................       (0.60)%             (0.11)%           (0.36)%           (0.58)%(2)
Portfolio turnover rate ....................      122.39%             140.27%           125.99%            94.31%

*    Commencement of operations.
**   Calculated based on average shares outstanding for the period.
(1)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                            INVESTOR CLASS
                                             -----------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                 FOR THE             FOR THE           FOR THE      OCTOBER 1, 1999*
                                               YEAR ENDED          YEAR ENDED        YEAR ENDED          THROUGH
                                             AUGUST 31, 2003     AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                             ---------------     ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......     $ 17.80             $ 19.49           $ 20.89           $ 12.00
                                                 -------             -------           -------           -------
Net investment loss ........................       (0.12)**            (0.03)            (0.09)**          (0.06)**
Net realized and unrealized gain (loss)
   on investments ..........................        4.97**             (1.66)            (0.65)**           8.95**
                                                 -------             -------           -------           -------
Net increase (decrease) in net assets
   resulting from operations ...............        4.85               (1.69)            (0.74)             8.89
                                                 -------             -------           -------           -------
Distributions to shareholders from:
Net realized capital gains .................          --                  --             (0.66)               --
                                                 -------             -------           -------           -------
Net asset value, end of period .............     $ 22.65             $ 17.80           $ 19.49           $ 20.89
                                                 =======             =======           =======           =======
Total investment return(1) .................       27.25%              (8.67)%           (3.45)%           74.08%
                                                 =======             =======           =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..    $112,508             $88,920           $54,255           $19,358
Ratio of expenses to average net
   assets with waivers and
   reimbursements ..........................        1.35%               1.27%             1.35%             1.35%(2)
Ratio of expenses to average net assets
   without waivers and
   reimbursements ..........................        1.60%               1.60%             1.78%             4.01%(2)
Ratio of net investment loss to average
   net assets ..............................       (0.69)%             (0.20)%           (0.46)%           (0.68)%(2)
Portfolio turnover rate ....................      122.39%             140.27%           125.99%            94.31%

----------
*    Commencement of operations.
**   Calculated based on average shares outstanding for the period.
(1)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 26.073 billion are currently classified into ninety-seven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families", seven of which have begun investment operations.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern time on each business day. The Fund's securities are valued at the closing price or the last reported sale price on the national securities exchange or in the principal over-the-counter market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee according to procedures adopted by RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker-dealers that Bogle Investment Management, L.P. (the "Adviser") considers creditworthy. The seller, under a repurchase agreement, will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next day of business,

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. For the year ended August 31, 2003, the Fund did not enter into any repurchase agreements.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     The following permanent difference as of August 31, 2003, primarily attributable to net investment loss was reclassified to the following accounts:

                                                             DECREASE          DECREASE         DECREASE
                                                            ACCUMULATED       ACCUMULATED      ADDITIONAL
                                                          NET INVESTMENT     NET REALIZED        PAID-IN
                                                               LOSS              LOSS            CAPITAL
                                                          --------------     ------------     -----------
Bogle Investment Management Small Cap Growth Fund             $649,270          $477,120      $(1,126,390)

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The Adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund's Institutional Class and 1.35% of the average daily net assets of the Fund's Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 2003, investment advisory fees and waivers were as follows:

                                      GROSS                             NET
                                  ADVISORY FEES     WAIVERS       ADVISORY FEES
                                  -------------    ---------      -------------
Bogle Investment Management
     Small Cap Growth Fund         $1,793,744      $(184,661)       $1,609,083

     The Fund will not pay the Adviser at a later time for any amounts they waived or any amounts assumed.

     In addition to serving as the Fund's investment adviser, Bogle Investment Management, L.P. provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, Bogle Investment Management, L.P. receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund's Investor Class.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets. In addition, PFPC serves as the Fund's transfer and dividend disbursing agent.

     For providing regulatory administrative services to the RBB Fund, Inc., PFPC is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement commenced on June 1, 2003. This fee is charged to all funds in proportion to their net assets of the RBB Funds. The Bogle Investment Management Small Cap Growth Fund's portion of this fee for the period June 1, 2003 to August 31, 2003 was $8,536.

     PFPC voluntarily agreed to waive a portion of its administration and accounting services fees for the Fund. For the year ended August 31, 2003, administration and accounting services fees and waivers were as follows:

                                       GROSS ADMINISTRATION                        NET ADMINISTRATION AND
                                         AND ACCOUNTING                             ACCOUNTING SERVICES
                                    SERVICES FEES AND EXPENSES        WAIVERS        FEES AND EXPENSES
                                    --------------------------       --------      ----------------------
Bogle Investment Management
     Small Cap Growth Fund                   $244,611                $(22,422)           $222,189

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     PFPC Distributors, Inc., ("PFPC Distributors") a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors voluntarily agreed to waive a portion of its administrative services fees for the Fund.

     For the year ended August 31, 2003, administrative services fees and waivers were as follows:

                                      GROSS ADMINISTRATIVE                         NET ADMINISTRATIVE
                                          SERVICES FEES             WAIVERS           SERVICES FEES
                                      --------------------         ---------       ------------------
Bogle Investment Management
     Small Cap Growth Fund                  $269,062               $(233,187)            $35,875

     The Fund will not pay PFPC or PFPC's affiliates at a later time for any amounts they waived or any amounts assumed.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets. PFPC and its affiliates were due fees from the Fund of $45,017 at August 31, 2003.


3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                            INVESTMENT SECURITIES
                                       -------------------------------
                                         PURCHASES            SALES
                                       ------------       ------------
Bogle Investment Management
     Small Cap Growth Fund             $235,842,242       $216,676,245

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2003, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     Transactions in capital shares were as follows:

                                                             INSTITUTIONAL CLASS
                                      -----------------------------------------------------------------
                                                  FOR THE                             FOR THE
                                                 YEAR ENDED                          YEAR ENDED
                                              AUGUST 31, 2003                     AUGUST 31, 2002
                                       -----------------------------        ---------------------------
                                         SHARES             VALUE             SHARES          VALUE
                                       ---------        ------------        ---------      ------------
Sales .............................    2,263,361        $ 41,292,855        3,505,984      $ 70,301,250
Redemptions .......................     (936,265)        (16,623,617)        (853,737)      (16,184,190)
                                       ---------        ------------        ---------      ------------
Net Increase ......................    1,327,096        $ 24,669,238        2,652,247      $ 54,117,060
                                       =========        ============        =========      ============


                                                                 INVESTOR CLASS
                                      -----------------------------------------------------------------
                                                  FOR THE                             FOR THE
                                                 YEAR ENDED                          YEAR ENDED
                                              AUGUST 31, 2003                     AUGUST 31, 2002
                                       -----------------------------        ---------------------------
                                        SHARES             VALUE              SHARES          VALUE
                                       --------         ------------        ----------     ------------
Sales .............................     685,239         $ 12,710,849         3,572,817     $ 71,217,950
Redemptions .......................    (713,904)         (12,329,772)       (1,360,212)     (26,433,747)
                                       --------         ------------        ----------     ------------
Net Increase/(Decrease) ...........     (28,665)        $    381,077         2,212,605     $ 44,784,203
                                       =========        ============        ==========     ============

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2003,   Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

                                         FEDERAL TAX        UNREALIZED       UNREALIZED      NET UNREALIZED
                                             COST          APPRECIATION     DEPRECIATION      APPRECIATION
                                         ------------      ------------     ------------     --------------
Bogle Investment Management
     Small Cap Growth Fund               $196,375,718       $53,499,626     $(5,280,318)       $48,219,308

     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                               UNDISTRIBUTED     UNDISTRIBUTED
                                                 ORDINARY          LONG-TERM
                                                  INCOME             GAINS
                                               -------------     -------------
Bogle Investment Management
     Small Cap Growth Fund                         $ --               $ --

     At August 31, 2003, the Fund had capital loss carryforwards available to offset future capital gains through the indicated expiration dates:

                                                  EXPIRING AUGUST 31,
                                     ------------------------------------------
                                        2009            2010            2011
                                     ---------       ----------      ----------
Bogle Investment Management
     Small Cap Growth Fund           $1,206,354      $1,749,940      $6,381,046

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2003, the Fund incurred post-October capital losses of $2,439,440. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                              ORDINARY    LONG-TERM
                                               INCOME       GAINS        TOTAL
                                             ---------    ----------    -------
Bogle Investment Management
     Small Cap Growth Fund          2003        --            --           --
                                    2002        --            --           --

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2003, the following dividends and distributions per share were paid by the Fund:

                 ORDINARY INCOME                   CAPITAL GAINS
            --------------------------      ---------------------------
            INSTITUTIONAL     INVESTOR      INSTITUTIONAL      INVESTOR
                CLASS           CLASS           CLASS           CLASS
            -------------     --------      -------------      --------
                 --              --               --              --

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004. There will be no 1099-DIV issued if there is no distribution required.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                 FUND MANAGEMENT
                                   (UNAUDITED)


     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky                 Director      - Indefinite: until     Since 1969, Director and Vice Chairman,          16
 Comcast Corporation                               successor is elected  Comcast Corporation (cable television and
 1500 Market Street, 35th Fl.                      and qualified or      communications); Director, NDS Group PLC
 Philadelphia, PA 19102                            until his death,      (provider of systems and applications for
 DOB: 7/16/33                                      resignation or        digital pay TV).
                                                   removal.

                                                 - 1988 to present
-----------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                  Director      - Indefinite: until     Since 2000, Vice President, Fox Chase            16
 333 Cottman Avenue                                successor is elected  Cancer Center (biomedical research and
 Philadelphia, PA 19111                            and qualified or      medical care); prior to 2000, Executive
 DOB: 12/06/35                                     until his death,      Vice President, Fox Chase Cancer Center.
                                                   resignation or
                                                   removal.

                                                 - 1988 to present
-----------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman                Director      - Indefinite: until     Since December 2000, Director, Gabelli           16
 106 Pierrepont Street                             successor is elected  Partners, L.P. (an investment
 Brooklyn, NY 11201                                and qualified or      partnership); Chief Operating Officer and
 DOB: 5/21/48                                      until his death,      member of the Board of Directors of
                                                   resignation or        Outercurve Technologies (wireless
                                                   removal.              enabling services) until April 2001;
                                                                         Chief Operating Officer and member of the
                                                 - 1991 to present       Executive Operating Committee of Warburg
                                                                         Pincus Asset Management, Inc.; Executive
                                                                         Officer and Director of Credit Suisse
                                                                         Asset Management Securities, Inc.
                                                                         (formerly Counsellors Securities, Inc.)
                                                                         and Director/Trustee of various
                                                                         investment companies advised by Warburg
                                                                         Pincus Asset Management, Inc. until
                                                                         September 15, 1999; Prior to 1997,
                                                                         Managing Director of Warburg Pincus Asset
                                                                         Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg               Director      - Indefinite: until     Since 1974, Chairman, Director and               16
 Moyco Technologies, Inc.                          successor is elected  President, Moyco Technologies, Inc.
 200 Commerce Drive                                and qualified or      (manufacturer of precision coated and
 Montgomeryville, PA 18936                         until his death,      industrial abrasives); Since 1999,
 DOB: 3/24/34                                      resignation or        Director, Pennsylvania Business Bank.
                                                   removal.

                                                 - 1991 to present
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                                       OTHER
     NAME, ADDRESS,                DIRECTORSHIPS
    AND DATE OF BIRTH            HELD BY DIRECTOR
-------------------------------------------------
               INDEPENDENT DIRECTORS
-------------------------------------------------
 Julian A. Brodsky                   Director,
 Comcast Corporation                 Comcast
 1500 Market Street, 35th Fl.       Corporation
 Philadelphia, PA 19102
 DOB: 7/16/33
-------------------------------------------------
 Francis J. McKay                      None
 333 Cottman Avenue
 Philadelphia, PA 19111
 DOB: 12/06/35
-------------------------------------------------
 Arnold M. Reichman                    None
 106 Pierrepont Street
 Brooklyn, NY 11201
 DOB: 5/21/48
-------------------------------------------------
 Marvin E. Sternberg                Director,
 Moyco Technologies, Inc.             Moyco
 200 Commerce Drive               Technologies,
 Montgomeryville, PA 18936            Inc.
 DOB: 3/24/34
-------------------------------------------------

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**                Director      - Indefinite: until     Since July 2002, Senior Vice President           16
 Oppenheimer & Company, Inc.                       successor is elected  and prior thereto, Executive Vice
 200 Park Avenue                                   and qualified or      President of Oppenheimer & Company, Inc.
 New York, NY 10166                                until his death,      (formerly Fahnestock & Co., Inc., a
 DOB: 4/16/38                                      resignation or        registered broker-dealer).
                                                   removal.

                                                 - 1991 to present
-----------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**              Director      - Indefinite: until     Director of PFPC Inc. from January 1987          16
 400 Bellevue Parkway                              successor is elected  to April 2002, Chairman and Chief
 Wilmington, DE 19809                              and qualified or      Executive Officer of PFPC Inc. until
 DOB: 9/25/38                                      until his death,      April 2002, Executive Vice President of
                                                   resignation or        PNC Bank, National Association from
                                                   removal.              October 1981 to April 2002, Director of
                                                                         PFPC International Ltd. (financial
                                                 - August 2002 to        services) from August 1993 to April 2002,
                                                   present               Director of PFPC International (Cayman)
                                                                         Ltd. (financial services) from September
                                                                         1996 to April 2002, and Director of
                                                                         International Dollar Reserve Fund, Ltd.
                                                                         (Cayman mutual fund company) from
                                                                         September 1993 to present; Governor of
                                                                         the Investment Company Institute
                                                                         (investment company industry trade
                                                                         organization) from July 1996 to January
                                                                         2002; Director of PNC Asset Management,
                                                                         Inc. (investment advisory) from September
                                                                         1994 to March 1998; Director of PNC
                                                                         National Bank from October 1995 to
                                                                         November 1997; Director of Haydon Bolts,
                                                                         Inc. (bolt manufacturer) and Parkway Real
                                                                         Estate Company (subsidiary of Haydon
                                                                         Bolts, Inc.) since 1984. Mr. Carnall
                                                                         provides consulting services from time to
                                                                         time to PFPC Inc.
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
                                      OTHER
     NAME, ADDRESS,               DIRECTORSHIPS
    AND DATE OF BIRTH           HELD BY DIRECTOR
------------------------------------------------
              INTERESTED DIRECTORS
------------------------------------------------
 Robert Sablowsky**                   None
 Oppenheimer & Company, Inc.
 200 Park Avenue
 New York, NY 10166
 DOB: 4/16/38
------------------------------------------------
 J. Richard Carnall**                 None
 400 Bellevue Parkway
 Wilmington, DE 19809
 DOB: 9/25/38
------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                    TERM OF OFFICE                                                  PORTFOLIOS IN
     NAME, ADDRESS,            POSITION(S) HELD     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST      FUND COMPLEX
    AND DATE OF BIRTH             WITH FUND           TIME SERVED                         5 YEARS                    OVERSEEN BY
                                                                                                                       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                 President and   - Indefinite: until     Certified Public Accountant; Vice                N/A
 400 Bellevue Parkway              Treasurer       successor is          Chairman of the Board, Fox Chase Cancer
 4th Floor                                         elected.              Center; Trustee Emeritus, Pennsylvania
 Wilmington, DE 19809                                                    School for the Deaf; Trustee Emeritus,
 DOB: 6/29/24                                    - Since 1991 and 1988,  Immaculata University; President or Vice
                                                   respectively          President and Treasurer of various
                                                                         investment companies advised by
                                                                         subsidiaries of PNC Bank Corp. from 1981
                                                                         to 1997; Managing General Partner,
                                                                         President and Treasurer of Chestnut
                                                                         Street Exchange Fund; Director of the
                                                                         Bradford Funds, Inc. from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                      Secretary     - Indefinite: until     Since 2000, Vice President and Counsel,          N/A
 301 Bellevue Parkway                              successor is          PFPC Inc. (financial services company);
 2nd Floor                                         elected.              Associate, Stradley, Ronon, Stevens &
 Wilmington, DE  19809                                                   Young, LLC (law firm) from 1996-2000.
 DOB: 1/27/68                                    - Since 2003
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
                                      OTHER
     NAME, ADDRESS,               DIRECTORSHIPS
    AND DATE OF BIRTH           HELD BY DIRECTOR
------------------------------------------------
        OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------
 Edward J. Roach                      N/A
 400 Bellevue Parkway
 4th Floor
 Wilmington, DE 19809
 DOB: 6/29/24
------------------------------------------------
 Lisa M. King                         N/A
 301 Bellevue Parkway
 2nd Floor
 Wilmington, DE  19809
 DOB: 1/27/68
------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
57 River Street
Suite 206
Wellesley, MA 02481

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

================================================================================




                              BAKER 500 CORPORATION




================================================================================






                                BAKER 500 GROWTH
                                      FUND
                              OF THE RBB FUND, INC.





                                -------------------
                                  [LOGO OMITTED]
                                        B
                                  ---------------
                                       500
                                -------------------



                               INSTITUTIONAL CLASS
                                     CLASS S



================================================================================


                                  ANNUAL REPORT


                                 AUGUST 31, 2003


================================================================================

                              BAKER 500 GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The Baker 500 Growth Fund of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

    o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

    o    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

October 2003

--------------------------------------------------------------------------------
                              BAKER 500 GROWTH FUND
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

September 15, 2003


Fellow Shareholders:

As we conclude our first annual reporting period, we would like to make some brief comments about the Fund's performance since it was launched on January 28, 2003. We also will share with you our thoughts about the market and how we positioned the Fund to respond.


FUND PERFORMANCE

The Baker 500 Growth Fund returned 0.33% for the Institutional Class shares and 0.25% for the Class S shares for the period ending August 31, 2003. The Fund's benchmark, the S&P 500 Index, returned 20.27% for the same period. We took a very conservative strategy during the spring with our primary objective to minimize exposure. Our concerns about the high loss of jobs led us to position the fund for a correction and capital preservation. This was the wrong decision. As a consequence, we missed the April/May rally.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BAKER 500 GROWTH
                FUND INSTITUTIONAL CLASS(1)(2) VS. S&P 500 INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

--------------------------------------------------------------------------------
                                               TOTAL RETURNS

                                   GROWTH OF $10,000         SINCE
                                   ON AUGUST 31, 2003      INCEPTION(3)
                                   ------------------      ------------

BAKER 500 GROWTH FUND --
  INSTITUTIONAL CLASS                  $10,033                 0.33%
S&P 500 INDEX                          $12,027                20.27%
--------------------------------------------------------------------------------

                      BAKER
                  INSTITUTIONAL             S&P 500
                      SHARES                 INDEX
                  -------------           ----------
1/28/03             $10,000.00            $10,000.00
1/31/03              10,000.00             10,101.00
2/28/03              10,041.60              9,949.40
3/31/03              10,066.60             10,045.90
4/30/03              10,033.30             10,873.70
5/31/03               9,983.30             11,446.70
6/30/03               9,950.00             11,593.20
7/31/03               9,983.30             11,797.30
8/31/03              10,033.30             12,027.30

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the fund made on January 28, 2003 (commencement of operations) and reflects fund expenses. Investors should note that the fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.
(2) Baker 500 Corporation ("Baker 500") waived a portion of its advisory fee. Total returns shown include fee waivers. Total returns would have been lower had there been no fee waivers. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period January 28, 2003 (commencement of operations) through August 31, 2003.

--------------------------------------------------------------------------------
                              BAKER 500 GROWTH FUND
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


MARKET OUTLOOK

Over the summer our strategy changed as we began experiencing what has been termed the "jobless recovery." In July and August, when it became obvious that the market had broken through key resistance levels, we became invested in equities. Today, we are 80% invested in equities.

We appreciate your continued support and look forward to the investment opportunities that lie ahead.

Regards,


L. Edward Baker
Chief Portfolio Manager

----------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS. THE INDEX IS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD U.S. ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE.

                              BAKER 500 GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2003


                                                    NUMBER
                                                   OF SHARES         VALUE
                                                  ----------      -----------

COMMON STOCKS--35.5%
APPAREL, ACCESSORIES & LUXURY
GOODS--2.1%
   Liz Claiborne, Inc. ......................          9,300      $   320,571
                                                                  -----------
BANKS--1.8%
   First Tennessee National
     Corp ...................................          6,900          285,315
                                                                  -----------
BIOTECHNOLOGY--4.2%
   Amgen, Inc.* .............................          5,100          336,090
   MedImmune, Inc.* .........................          9,000          313,830
                                                                  -----------
                                                                      649,920
                                                                  -----------
CASINOS & GAMING--2.5%
   International Game
      Technology ............................         15,200          392,768
                                                                  -----------
COMPUTER HARDWARE--2.2%
   Dell, Inc.* ..............................         10,300          336,089
                                                                  -----------
HEALTH CARE EQUIPMENT--6.4%
   Medtronic, Inc. ..........................          6,700          332,186
   St. Jude Medical, Inc.* ..................          5,700          296,799
   Stryker Corp. ............................          4,800          363,840
                                                                  -----------
                                                                      992,825
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.6%
   Lowe's Companies, Inc. ...................          4,700          257,842
                                                                  -----------
HOMEBUILDING--2.1%
   Pulte Homes, Inc. ........................          4,900          326,144
                                                                  -----------
INDUSTRIAL MACHINERY--2.3%
   Danaher Corp. ............................          4,700          363,075
                                                                  -----------
PHARMACEUTICALS--2.9%
   Forest Laboratories, Inc.* ...............          5,250          246,750
   Johnson & Johnson ........................          4,200          208,236
                                                                  -----------
                                                                      454,986
                                                                  -----------


                                                    NUMBER
                                                   OF SHARES         VALUE
                                                  ----------      -----------

SEMICONDUCTOR--2.0%
   QLogic Corp.* ............................          6,500      $   318,630
                                                                  -----------
SPECIALTY STORES--5.4%
   AutoZone, Inc.* ..........................          2,300          211,140
   Bed Bath & Beyond, Inc.* .................          5,550          238,817
   Staples, Inc.* ...........................         16,300          401,469
                                                                  -----------
                                                                      851,426
                                                                  -----------
     TOTAL COMMON STOCKS
       (Cost $5,216,210) ...................................        5,549,591
                                                                  -----------
MUTUAL FUNDS--4.3%
   ProFunds UltraBear ProFund ...............         23,191          674,174
                                                                  -----------
     TOTAL MUTUAL FUNDS
       (Cost $824,999) .....................................          674,174
                                                                  -----------



                                                      PAR            VALUE
                                                  ----------      -----------

SHORT TERM INVESTMENTS--59.7%
MONEY MARKET FUNDS--2.1%
   Galaxy Money Market Fund
     0.63% 09/02/03 .........................     $  162,956          162,956
   Wilmington Money Market
     Fund
     0.62% 09/02/03 .........................        162,957          162,957
                                                                  -----------
     TOTAL MONEY MARKET
       FUNDS
       (Cost $325,913) .....................................          325,913
                                                                  -----------


   The accompanying notes are an integral part of the financial statements.

                            BAKER 500 GROWTH FUND
                     PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               AUGUST 31, 2003


                                                      PAR            VALUE
                                                  ----------      -----------

U.S. GOVERNMENT SECURITIES--57.6%
   U.S. Treasury Bill
     0.86% 09/18/03 .........................     $9,000,000      $ 8,995,833
                                                                  -----------
     TOTAL U.S. GOVERNMENT
       SECURITIES
       (Cost $8,996,272) ...................................        8,995,833
                                                                  -----------
     TOTAL SHORT TERM
       INVESTMENTS
       (Cost $9,322,185) ...................................        9,321,746
                                                                  -----------
     TOTAL INVESTMENTS--99.5%
       (Cost $15,363,394) ..................................       15,545,511
                                                                  -----------

     OTHER ASSETS IN EXCESS OF
       LIABILITIES--0.5% ...................................           75,977
                                                                  -----------
     NET ASSETS--100.0% ....................................      $15,621,488
                                                                  ===========


---------
*Non-income producing.





   The accompanying notes are an integral part of the financial statements.

                            BAKER 500 GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 2003


ASSETS
   Investments, at value (cost - $15,363,394) .............       $15,545,511
   Receivable for Fund shares sold ........................            57,122
   Dividends and interest receivable ......................             1,856
   Prepaid expenses and other assets ......................            34,994
                                                                  -----------
     Total assets .........................................        15,639,483
                                                                  -----------
LIABILITIES
   Accrued printing expenses ..............................             4,321
   Audit and legal fees payable ...........................             2,628
   Shareholder servicing fees payable .....................             1,186
   Fund shares redeemed payable ...........................                45
   Other accrued expenses and liabilities .................             9,815
                                                                  -----------
     Total liabilities ....................................            17,995
                                                                  -----------
NET ASSETS
   Capital stock, $0.001 par value ........................             1,298
   Additional paid-in capital .............................        15,477,024
   Accumulated net realized loss from investments .........           (38,951)
   Net unrealized appreciation on investments .............           182,117
                                                                  -----------
     Net assets ...........................................       $15,621,488
                                                                  ===========
INSTITUTIONAL CLASS
   Net assets .............................................       $10,067,469
                                                                  -----------
   Shares outstanding .....................................           835,936
                                                                  -----------
   Net asset value, offering and redemption price per share       $     12.04
                                                                  ===========
CLASS S
   Net assets .............................................       $ 5,554,019
                                                                  -----------
   Shares outstanding .....................................           461,743
                                                                  -----------
   Net asset value, offering and redemption price per share       $     12.03
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

                              BAKER 500 GROWTH FUND
                             STATEMENT OF OPERATIONS


                                                               FOR THE PERIOD
                                                              JANUARY 28, 2003*
                                                                   THROUGH
                                                               AUGUST 31, 2003
                                                              -----------------
INVESTMENT INCOME
   Dividends ..............................................        $  13,191
   Interest ...............................................           49,626
                                                                   ---------
     Total investment income ..............................           62,817
                                                                   ---------
EXPENSES
   Service fees and expenses ..............................          103,125
   Advisory fees ..........................................           71,191
   Offering costs .........................................           29,007
   Federal and state registration fees ....................           23,203
   Audit and legal fees ...................................           14,922
   Shareholder servicing fees .............................            9,640
   Printing fees ..........................................            7,882
   Directors fees and expenses ............................            1,035
   Miscellaneous fees .....................................              346
                                                                   ---------
     Total expenses before waivers and reimbursements .....          260,351
     Less: waivers and reimbursements .....................          (69,442)
                                                                   ---------
     Net expenses .........................................          190,909
                                                                   ---------
   Net investment loss ....................................         (128,092)
                                                                   ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized loss from investments .....................          (38,951)
   Net change in unrealized appreciation on investments ...          182,117
                                                                   ---------
   Net realized and unrealized gain from investments ......          143,166
                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        $  15,074
                                                                   =========

----------
*Commencement of operations.


    The accompanying notes are an integral part of the financial statements.

                              BAKER 500 GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                               JANUARY 28, 2003*
                                                                    THROUGH
                                                                AUGUST 31, 2003
                                                               -----------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment loss ....................................      $  (128,092)
   Net realized loss from investments .....................          (38,951)
   Net change in unrealized appreciation on investments ...          182,117
                                                                 -----------
   Net increase in net assets resulting from operations ...           15,074
                                                                 -----------

LESS DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income Institutional Class shares .......               --
   Net investment income Class S shares ...................               --
                                                                 -----------
     Total dividends to shareholders ......................               --
                                                                 -----------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 5) ....................       15,606,414
                                                                 -----------
   Total increase in net assets ...........................       15,621,488
                                                                 -----------

NET ASSETS
   Beginning of period ....................................               --
                                                                 -----------
   End of period ..........................................      $15,621,488
                                                                 ===========


----------
*Commencement of operations.


    The accompanying notes are an integral part of the financial statements.

                              BAKER 500 GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                        INSTITUTIONAL CLASS                CLASS S
                                                                        -------------------           -----------------
                                                                          FOR THE PERIOD               FOR THE PERIOD
                                                                         JANUARY 28, 2003*            JANUARY 28, 2003*
                                                                              THROUGH                      THROUGH
                                                                          AUGUST 31, 2003              AUGUST 31, 2003
                                                                         -----------------            -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............................           $12.00                       $12.00
Net investment loss ................................................            (0.12)**                     (0.13)**
Net realized and unrealized gain on investments ....................             0.16                         0.16
                                                                               ------                       ------
Net increase in net assets resulting from operations ...............             0.04                         0.03
                                                                               ------                       ------
Distributions to shareholders from:
Net realized capital gains .........................................               --                           --
                                                                               ------                       ------
Net asset value, end of period .....................................           $12.04                       $12.03
                                                                               ======                       ======
Total investment return(1) .........................................             0.33%                        0.25%
                                                                               ======                       ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........................          $10,067                       $5,554
Ratio of expenses to average net assets including waivers and
   reimbursements ..................................................             2.44%(2)                     2.69%(2)
Ratio of expenses to average net assets excluding waivers and
   reimbursements ..................................................             3.34%(2)                     3.66%(2)
Ratio of net investment loss to average net assets .................            (1.64)%(2)                   (1.81)%(2)
Portfolio turnover rate ............................................            49.61%                       49.61%

----------
*   Commencement of operations.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Annualized.
**  Calculated based on average shares outstanding for the period.

    The accompanying notes are an integral part of the financial statements.

                              BAKER 500 GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen active investment portfolios, including the Baker 500 Growth Fund (the "Fund"), which commenced investment operations on January 28, 2003. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Class S.

     RBB has authorized capital of thirty billion shares of Common Stock of which 26.073 billion are currently classified into ninety-seven classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families," seven of which have begun investment operations.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern time on each business day. The Fund's securities are valued at the closing price or the last reported sale price on the national securities exchange or in the principal over-the-counter market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee according to procedures adopted by RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker-dealers that Baker 500 Corporation (the "Adviser") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional collateral by the next day of business, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. For the period January 28, 2003 (commencement of operations) through August 31, 2003, the Fund did not enter into any repurchase agreements.

                              BAKER 500 GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund. Offering costs are being amortized to expense over twelve months on a straight line basis. As of August 31, 2003, the balance of offering costs was $29,007. This amount will be amortized through January 28, 2004.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     The following permanent differences as of August 31, 2003, primarily attributable to net investment loss and nondeductible expenses were reclassified to the following accounts:

                                                                      DECREASE
                                                   INCREASE          ADDITIONAL
                                                  ACCUMULATED          PAID-IN
                                              NET INVESTMENT LOSS      CAPITAL
                                              -------------------    ----------
Baker 500 Growth Fund                              $128,092          $(128,092)

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Baker 500 Corporation serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 0.98% of the Fund's average daily net assets, computed daily and payable monthly.

                              BAKER 500 GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The Adviser voluntarily agreed to waive a portion of the investment advisory fee. For the period ended August 31, 2003, the fee waivers were as follows:


                                       INVESTMENT                          NET INVESTMENT
                                      ADVISORY FEES         WAIVERS         ADVISORY FEES
                                      -------------        ---------       --------------
Baker 500 Growth Fund                    $71,191           $(11,143)           $60,048


     The Fund will not pay the Adviser at a later time for any amounts they waived or any they have assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator and transfer agent for the Fund. PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of the PNC Financial Services Group, Inc., provides certain administrative services to the Fund. PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

     For providing accounting and administration, transfer agency, administrative and custodial services, PFPC and its affiliates are entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets or a minimum of $125,000 annually.

     For providing regulatory administrative services to the RBB Fund, Inc., PFPC Inc. is entitled to receive compensation as agreed to by the Fund and PFPC. This agreement comenced on June 1, 2003. This fee is charged to all funds in proportion to their net assets of RBB. The Fund's portion of this fee for the period June 1, 2003 to August 31, 2003 was $637.

     PFPC and its affiliates voluntarily agreed to waive a portion of accounting and administration, transfer agency, administrative services and custodial services fees for the Fund. For the period ended August 31, 2003, fees earned by PFPC and its affiliates and related fee waivers were as follows:


                                           GROSS PFPC                           NET PFPC
                                          SERVICES FEES                       SERVICES FEES
                                          AND EXPENSES          WAIVERS       AND EXPENSES
                                          ------------         ---------      -------------
Baker 500 Growth Fund                       $103,125           $(58,299)         $44,826

     The Fund will not pay PFPC or PFPC's affiliates at a later time for any amounts they waived or any they have assumed. As of August 31, 2003, the Fund owed PFPC and its affiliates $9,272 for their services.

3.   NON 12B-1 SHAREHOLDER SERVICES PLAN

     The Fund has a Non 12b-1 Shareholder Services Plan (the "Plan") which permits Class S shares of the Fund to pay fees to various service organizations of up to 0.25% of the average daily net assets of such class. Under the Plan, the Fund has entered into agreements with service organizations that provide support services to their customers who are the beneficial owners of shares in Class S. The Fund had a payable of $1,186 at August 31, 2003 and paid $9,640 under the Plan for the one-year period ended August 31, 2003.

                              BAKER 500 GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   INVESTMENT IN SECURITIES

     For the period ended August 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                      INVESTMENT SECURITIES
                                                 -----------------------------
                                                 PURCHASES            SALES
                                                 ----------         ----------
Baker 500 Growth Fund                            $7,693,239         $1,613,085


5.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2003, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for Class S.

     Transactions in capital shares were as follows:


                                                          INSTITUTIONAL CLASS                       CLASS S
                                                     -----------------------------      ------------------------------
                                                               FOR THE                             FOR THE
                                                     PERIOD JANUARY 28, 2003* TO         PERIOD JANUARY 28, 2003* TO
                                                           AUGUST 31, 2003                     AUGUST 31, 2003
                                                     -----------------------------      ------------------------------
                                                      SHARES             VALUE            SHARES             VALUE
                                                     ---------       -------------      ----------       -------------
Sales ......................................          916,574         $11,013,785         860,194         $10,338,903
Redemptions ................................          (80,638)           (969,206)       (398,451)         (4,777,068)
Reinvestments ..............................               --                  --              --                  --
                                                      -------         -----------         -------         -----------
Net Increase ...............................          835,936         $10,044,579         461,743         $ 5,561,835
                                                      =======         ===========         =======         ===========

----------
*Commencement of operations.

6.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2003,   Federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:


                                                                                                   NET UNREALIZED
                                                FEDERAL TAX       UNREALIZED       UNREALIZED       APPRECIATION/
                                                   COST          APPRECIATION     DEPRECIATION      DEPRECIATION
                                                -----------      ------------     ------------     --------------
Baker 500 Growth Fund                           $15,363,394        $433,228        $(251,111)         $182,117

                              BAKER 500 GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                UNDISTRIBUTED    UNDISTRIBUTED
                                                  ORDINARY         LONG-TERM
                                                   INCOME            GAINS
                                                 ------------     ------------
Baker 500 Growth Fund                                --               --


     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the period January 28, 2003 (commencement of operations) through August 31, 2003, the Fund incurred post-October capital losses of $38,951. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

                              BAKER 500 GROWTH FUND
                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baker 500 Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period January 28, 2003 (commencement of operations) through August 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.





PricewaterhouseCoopers LLP


Two Commerce Square
Philadelphia, Pennsylvania
October 27, 2003

                              BAKER 500 GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2003, the following dividends and distributions per share were paid by the Fund:


                                   ORDINARY INCOME                                     CAPITAL GAINS
                      ---------------------------------------             -------------------------------------
                      INSTITUTIONAL               INVESTOR                INSTITUTIONAL             INVESTOR
                          CLASS                    CLASS                     CLASS                    CLASS
                      -------------            --------------             -------------          --------------
                            --                      --                         --                      --

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004. There will be no 1099-DIV issued if there is no distribution required.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                              BAKER 500 GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF        OTHER
                                                     TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN  DIRECTORSHIPS
       NAME, ADDRESS,         POSITION(S) HELD       AND LENGTH OF                DURING PAST            FUND COMPLEX     HELD BY
     AND DATE OF BIRTH            WITH FUND           TIME SERVED                   5 YEARS               OVERSEEN BY     DIRECTOR
                                                                                                           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky                Director       - Indefinite: until      Since 1969, Director and Vice      16          Director,
 Comcast Corporation                               successor is elected   Chairman, Comcast Corporation                   Comcast
 1500 Market Street, 35th Fl.                      and qualified or       (cable television and                         Corporation
 Philadelphia, PA 19102                            until his death,       communications); Director, NDS
 DOB: 7/16/33                                      resignation or         Group PLC (provider of systems
                                                   removal.               and applications for digital
                                                                          pay TV).
                                                 - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay                 Director       - Indefinite: until      Since 2000, Vice President,        16             None
 333 Cottman Avenue                                successor is elected   Fox Chase Cancer Center
 Philadelphia, PA 19111                            and qualified or       (biomedical research and
 DOB: 12/06/35                                     until his death,       medical care); prior to 2000,
                                                   resignation or         Executive Vice President, Fox
                                                   removal.               Chase Cancer Center.

                                                 - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman               Director       - Indefinite: until      Since December 2000, Director,     16             None
 106 Pierrepont Street                             successor is elected   Gabelli Partners, L.P. (an
 Brooklyn, NY 11201                                and qualified or       investment partnership); Chief
 DOB: 5/21/48                                      until his death,       Operating Officer and member
                                                   resignation or         of the Board of Directors of
                                                   removal.               Outercurve Technologies
                                                                          (wireless enabling services)
                                                 - 1991 to present        until April 2001; Chief
                                                                          Operating Officer and member
                                                                          of the Executive Operating
                                                                          Committee of Warburg Pincus
                                                                          Asset Management, Inc.;
                                                                          Executive Officer and Director
                                                                          of Credit Suisse Asset
                                                                          Management Securities, Inc.
                                                                          (formerly Counsellors
                                                                          Securities, Inc.) and
                                                                          Director/Trustee of various
                                                                          investment companies advised
                                                                          by Warburg Pincus Asset
                                                                          Management, Inc. until
                                                                          September 15, 1999; Prior to
                                                                          1997, Managing Director of
                                                                          Warburg Pincus Asset
                                                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg              Director       - Indefinite: until      Since 1974, Chairman, Director     16          Director,
 Moyco Technologies, Inc.                          successor is elected   and President, Moyco                             Moyco
 200 Commerce Drive                                and qualified or       Technologies, Inc.                           Technologies,
 Montgomeryville, PA 18936                         until his death,       (manufacturer of precision                       Inc.
 DOB: 3/24/34                                      resignation or         coated and industrial
                                                   removal.               abrasives); Since 1999,
                                                                          Director, Pennsylvania
                                                 - 1991 to present.       Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

                              BAKER 500 GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF        OTHER
                                                     TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN  DIRECTORSHIPS
       NAME, ADDRESS,         POSITION(S) HELD       AND LENGTH OF                DURING PAST            FUND COMPLEX     HELD BY
     AND DATE OF BIRTH            WITH FUND           TIME SERVED                   5 YEARS               OVERSEEN BY     DIRECTOR
                                                                                                           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky**               Director       - Indefinite: until      Since July 2002, Senior Vice       16            None
 Oppenheimer & Company, Inc.                       successor is elected   President and prior thereto,
 200 Park Avenue                                   and qualified or       Executive Vice President of
 New York, NY 10166                                until his death,       Oppenheimer & Company, Inc.
 DOB: 4/16/38                                      resignation or         (formerly Fahnestock & Co.,
                                                   removal.               Inc., a registered
                                                                          broker-dealer).
                                                 - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall**             Director       - Indefinite: until      Director of PFPC Inc. from         16            None
 400 Bellevue Parkway                              successor is elected   January 1987 to April 2002,
 Wilmington, DE 19809                              and qualified or       Chairman and Chief Executive
 DOB: 9/25/38                                      until his death,       Officer of PFPC Inc. until
                                                   resignation or         April 2002, Executive Vice
                                                   removal.               President of PNC Bank,
                                                                          National Association from
                                                 - August 2002 to         October 1981 to April 2002,
                                                   present                Director of PFPC International
                                                                          Ltd. (financial services) from
                                                                          August 1993 to April 2002,
                                                                          Director of PFPC International
                                                                          (Cayman) Ltd. (financial
                                                                          services) from September 1996
                                                                          to April 2002, and Director of
                                                                          International Dollar Reserve
                                                                          Fund, Ltd. (Cayman mutual fund
                                                                          company) from September 1993
                                                                          to present; Governor of the
                                                                          Investment Company Institute
                                                                          (investment company industry
                                                                          trade organization) from July
                                                                          1996 to January 2002; Director
                                                                          of PNC Asset Management, Inc.
                                                                          (investment advisory) from
                                                                          September 1994 to March 1998;
                                                                          Director of PNC National Bank
                                                                          from October 1995 to November
                                                                          1997; Director of Haydon
                                                                          Bolts, Inc. (bolt
                                                                          manufacturer) and Parkway Real
                                                                          Estate Company (subsidiary of
                                                                          Haydon Bolts, Inc.) since
                                                                          1984. Mr. Carnall provides
                                                                          consulting services from time
                                                                          to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

**  Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group,
    Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the
    Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr.
    Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                              BAKER 500 GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF        OTHER
                                                     TERM OF OFFICE         PRINCIPAL OCCUPATION(S)     PORTFOLIOS IN  DIRECTORSHIPS
       NAME, ADDRESS,         POSITION(S) HELD       AND LENGTH OF                DURING PAST            FUND COMPLEX     HELD BY
     AND DATE OF BIRTH            WITH FUND           TIME SERVED                   5 YEARS               OVERSEEN BY     DIRECTOR
                                                                                                           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                  President      - Indefinite: until      Certified Public Accountant;       N/A           N/A
 400 Bellevue Parkway               and            successor is           Vice Chairman of the Board,
 4th Floor                        Treasurer        elected.               Fox Chase Cancer Center;
 Wilmington, DE 19809                                                     Trustee Emeritus, Pennsylvania
 DOB: 6/29/24                                    - Since 1991 and 1988,   School for the Deaf; Trustee
                                                   respectively           Emeritus, Immaculata
                                                                          University; President or Vice
                                                                          President and Treasurer of
                                                                          various investment companies
                                                                          advised by subsidiaries of PNC
                                                                          Bank Corp. from 1981 to 1997;
                                                                          Managing General Partner,
                                                                          President and Treasurer of
                                                                          Chestnut Street Exchange Fund;
                                                                          Director of the Bradford
                                                                          Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
 Lisa M. King                     Secretary      - Indefinite: until      Since 2000, Vice President and     N/A           N/A
 301 Bellevue Parkway                              successor is           Counsel, PFPC Inc. (financial
 2nd Floor                                         elected.               services company); Associate,
 Wilmington, DE  19809                                                    Stradley, Ronon, Stevens &
 DOB: 1/27/68                                    - Since 2003             Young, LLC (law firm) from
                                                                          1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
Baker 500 Corporation
601 Carlson Parkway
Suite 1050
Minnetonka, MN 55305


ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406


DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406


CUSTODIAN
PFPCTrust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153


INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042


COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of item 2.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts and each of them is "independent."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8.  [RESERVED]



ITEM 9.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officer, or person performing similar functions, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

     (a)(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The RBB Fund, Inc.
--------------------------------------------------------------------------------

By (Signature and Title)*  /S/ EDWARD J. ROACH
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer)

Date                       November 5, 2003
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ EDWARD J. ROACH
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive & principal financial officer)

Date                       November 5, 2003
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.